EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                             ABS New Transaction


                       Revised Computational Materials
                       -------------------------------


                                 $738,000,000
                                (Approximate)


                                 CWABS, Inc.

                                  Depositor


                          ASSET-BACKED CERTIFICATES,

                                SERIES 2004-8





                          [COMPANY LOGO] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

[COMPANY LOGO] Countrywide(SM)                               Revised Computational Materials for
--------------------------                  Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.









-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       2

[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Revised Term Sheet                                                                                           Date: September 7, 2004

                                                           $738,000,000 (Approximate)
                                        CWABS Asset-Backed Certificates, Series 2004-8

------------------------------------------------------------------------------------------------------------------------------------
                   Principal     WAL (Years)     Payment Window     Expected Ratings      Last Scheduled           Certificate
Class (1)(2)      Balance (3)   Call/Mat (4)    (Mos) Call/Mat (4)   (S&P/Fitch) (5)     Distribution Date             Type
-----             -------       --------        --------------       ----------          -----------------             ----
1-A              $320,340,000    2.77 / 2.95      1-84 / 1-181           AAA/AAA             Feb 2035          Floating Rate Senior
2-A-1            $104,812,000    1.00 / 1.00       1-22 / 1-22           AAA/AAA             Sep 2021          Floating Rate Senior
2-A-2            $160,351,000    2.94 / 2.94      22-65 / 22-65          AAA/AAA             Oct 2032          Floating Rate Senior
2-A-3             $46,747,000    6.63 / 8.27     65-84 / 65-191          AAA/AAA             Feb 2035          Floating Rate Senior
M-1               $33,000,000    4.81 / 5.28     39-84 / 39-149          AA+/AA+             Dec 2034        Floating Rate Mezzanine
M-2               $16,500,000    4.79 / 5.22     38-84 / 38-137          AA+/AA              Nov 2034        Floating Rate Mezzanine
M-3                $8,625,000    4.78 / 5.19     38-84 / 38-129          AA+/AA-             Nov 2034        Floating Rate Mezzanine
M-4                $9,000,000    4.78 / 5.16     38-84 / 38-124          AA+/A+              Oct 2034        Floating Rate Mezzanine
M-5                $8,625,000    4.78 / 5.12     37-84 / 37-118           AA/A               Sep 2034        Floating Rate Mezzanine
M-6                $8,250,000    4.77 / 5.05     37-84 / 37-112           AA/A-              Aug 2034        Floating Rate Mezzanine
M-7                $8,625,000    4.77 / 4.97     37-84 / 37-104         AA-/BBB+             Jul 2034        Floating Rate Mezzanine
M-8                $7,500,000    4.76 / 4.83      37-84 / 37-94          A+/BBB              Apr 2034        Floating Rate Mezzanine
B                  $5,625,000    4.60 / 4.60      37-82 / 37-82          A/BBB-              Nov 2033        Floating Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
  Total:         $738,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class 1-A Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A- 2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: [Standard and Poor's, Michael Mc Cormick 213-438-1937; Fitch, Kei Ishidoya 212-908-0238 .



Trust:                                    Asset-Backed Certificates, Series 2004-8.

Depositor:                                CWABS, Inc.

Seller:                                   Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                          Countrywide Home Loans Servicing LP.

Underwriters:                             Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc.
                                          (Co-Manager) and Barclays Capital Inc. (Co-Manager).

Trustee:                                  The Bank of New York, a New York banking corporation.

Offered Certificates:                     The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:                 The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.

                                          The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Federal Tax Status:                        It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                              The Offered Certificates will be available in book-entry form through DTC, Clearstream, and the Euroclear System.

Statistical Pool
Calculation Date:                          September 1, 2004.

Cut-off Date:                              As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such
                                           Mortgage Loan.

Expected Pricing Date:                     September [8], 2004.

Expected Closing Date:                     September 28, 2004.

Expected Settlement Date:                  September 28, 2004.

Distribution Date:                         The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.

Accrued Interest:                          The price to be paid by investors for the Senior Certificates and the Subordinate
                                           Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:                   The "Interest Accrual Period" for each Distribution Date with respect to the Senior
                                           Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                           Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:                         The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986,
                                           as amended, subject to certain considerations.

SMMEA Eligibility:                         The Senior Certificates, the Class M-1, Class M-2 and Class M-3 Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:                      The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                           Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                                           Loans as of the Cut-off Date.

Pricing Prepayment Speed:                  The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                           -----------------------------------------------------------------------------------------
                                             Fixed Rate Mortgage Loans
                                           -----------------------------------------------------------------------------------------
                                             100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                           -----------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
                                             Adjustable Rate Mortgage Loans
                                           -----------------------------------------------------------------------------------------
                                             100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                           -----------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans:                        The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                       Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                       Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                       As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                       Statistical Pool Mortgage Loans was approximately $453,823,378.82 of which: (i) approximately
                                       $211,509,119.60 were conforming balance adjustable rate mortgage loans and approximately
                                       $19,586,424.26 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately $174,088,193.95 were adjustable rate mortgage loans and approximately $48,639,641.01 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the
                                       Group 1 Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:                     The "Pass-Through Rate" for each class of Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                         The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate
                                       (such sum, the "Expense Fee Rate").

Net Rate Cap:                          The "Net Rate Cap" is generally equal to the following:

                                       ---------------------------------------------------------------------------------------------
                                         Class
                                       ---------------------------------------------------------------------------------------------
                                         1-A           The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans
                                                       less the MBIA guaranty fee (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                       ---------------------------------------------------------------------------------------------
                                         2-A           The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                                       (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                       ---------------------------------------------------------------------------------------------
                                         Subordinate   The weighted average of the Adjusted Net Mortgage Rate of the Group 1
                                         Certificates  Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related group of Mortgage Loans over the aggregate principal balance of the Class 1-A and Class 2-A
                                                       Certificates, as applicable (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                       ---------------------------------------------------------------------------------------------

Net Rate Carryover:                    For any Class of Senior Certificates or Subordinate Certificates and any Distribution Date,
                                       the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable
                                       Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                                       Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                                       (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                                       Cashflow remaining from both loan groups, as described under the heading "Certificates
                                       Priority of Distributions" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Corridor Contracts:                    The Trust will include three Corridor Contracts for the benefit of the (i) Class 1-A
                                       Certificates, (ii) Class 2-A Certificates and (iii) Subordinate Certificates (the "Class 1-A
                                       Corridor Contract," "Class 2- A Corridor Contract," and "Subordinate Corridor Contract,"
                                       respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the
                                       notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each
                                       Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates any related Net Rate Carryover, (b) the
                                       Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                                       Certificates any related Net Rate Carryover, and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate
                                       Carryover. Amounts received under each Corridor Contract will be paid to the related Class or
                                       Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the
                                       Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the
                                       Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                    The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                                       Certificates, as the case may be:

                                           1) Subordination
                                           2) Overcollateralization
                                           3) Excess Cashflow

                                      ---------------------------------------------------------------------------------------------
                                                                                                             Target Subordination
                                              Class                S&P/Fitch     Initial Subordination (1)      at Stepdown (a)
                                      ---------------------------------------------------------------------------------------------
                                       Senior Certificates          AAA/AAA                15.95%                    31.90%
                                      ---------------------------------------------------------------------------------------------
                                       M-1                          AA+/AA+                11.40%                    22.80%
                                      ---------------------------------------------------------------------------------------------
                                       M-2                           AA+/AA                9.10%                     18.20%
                                      ---------------------------------------------------------------------------------------------
                                       M-3                          AA+/AA-                7.95%                     15.90%
                                      ---------------------------------------------------------------------------------------------
                                       M-4                           AA+/A+                6.75%                     13.50%
                                      ---------------------------------------------------------------------------------------------
                                       M-5                            AA/A                 5.60%                     11.20%
                                      ---------------------------------------------------------------------------------------------
                                       M-6                           AA/A-                 4.50%                     9.00%
                                      ---------------------------------------------------------------------------------------------
                                       M-7                          AA-/BBB+               3.35%                     6.70%
                                      ---------------------------------------------------------------------------------------------
                                       M-8                           A+/BBB                2.35%                     4.70%
                                      ---------------------------------------------------------------------------------------------
                                       B                             A/BBB-                1.60%                     3.20%
                                      ---------------------------------------------------------------------------------------------

                                        a. Initial Overcollateralization at closing is 1.60%. Does not include any credit for
                                           Excess Interest.

                                           4) MBIA Guaranty: MBIA will guarantee that (i) required payments of interest on the Class
                                              1-A Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-A Certificates. The MBIA guaranty will not cover any
                                              Net Rate Cap Carryover, or any prepayment interest shortfall amounts for a
                                              Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Subordination:                         The Subordinate Certificates will be subordinate to, and provide credit support for, the
                                       Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class
                                       M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Overcollateralization:                 On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                                       Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the
                                       Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                                Prior to the Stepdown Date, the Initial Overcollateralization Target will be equal to 1.60%
                                       of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial
                                       Overcollateralization Target"). The Initial Overcollateralization Target will be met on the
                                       Closing Date.

                                       On or after the Stepdown Date, the Overcollateralization Target will be equal to 3.20% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage
                                       Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:                       "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                       "Certificates Priority of Distributions."

Trigger Event:                         A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                                       Distribution Date.

Delinquency Trigger:                   With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [TBD%] of the
                                       Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the
                                       Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:               A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown
                                       Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:

                                       Period (month)        Percentage
                                       --------------        ----------
                                       37 - 48               [TBD%] with respect to October 2007, plus an
                                                             additional 1/12th of 1.50% for each month thereafter
                                       49 - 60               [TBD%] with respect to October 2008, plus an
                                                             additional 1/12th of 1.00% for each month thereafter
                                       61 - 72               [TBD%] with respect to October 2009, plus an
                                                             additional 1/12th of 1.00% for each month thereafter
                                       73+                   [TBD%]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Stepdown Date:                         The earlier to occur of:
                                         (i) the Distribution Date on which the aggregate principal balance of the Senior
                                                 Certificatesis reduced to zero; and
                                        (ii) the later to occur of:
                                                       a. the Distribution Date in October 2007.
                                                       b. the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to [68.10%] of the aggregate principal balance of the Mortgage Loans for such Distribution
                                                          Date.

Allocation                             of Losses: Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                       Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class
                                       M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                      Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                       1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any MBIA reimbursements and then to the Class 1-A Certificates current and unpaid interest, and (b)
                                       from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A
                                       Certificates, pro rata based on their respective entitlements, current and unpaid interest,
                                       (ii) from any remaining interest funds related to all of the Mortgage Loans, first to pay any remaining MBIA guaranty fee and MBIA reimbursements and then to each class of Senior
                                       Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                                       Class M-6, Class M-7, Class M-8 and Class B Certificates;
                                       2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any
                                       MBIA reimbursements remaining unpaid from Interest Funds, and then to the Class 1-A
                                       Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the
                                       Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal
                                       Distributions" below), then (ii) from any remaining principal funds related to all of the
                                       Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                                       Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under
                                       "Principal Paydown" below;
                                       3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as
                                       applicable) to restore Overcollateralization as described under "Overcollateralization
                                       Target" and "Principal Paydown," respectively;
                                       4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3,
                                       Class M-4, Class M- 5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                                       5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior
                                       Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                                       6) To the Class C Certificates, any remaining amount.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Principal Paydown:                     Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date, 100%
                                       of the available principal funds from each Loan Group will be paid to the related Senior
                                       Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                                       Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates. If, prior to the
                                       Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior
                                       Certificates are retired prior to the other group of Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior
                                       Certificates until they are retired (as described in the Prospectus Supplement).

                                       On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate
                                       Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A
                                       Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 31.90% Subordination, (ii) second, to the
                                       Class M-1 Certificates such that the Class M-1 Certificates will have 22.80% Subordination,
                                       (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have
                                       18.20% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3
                                       Certificates will have 15.90% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 13.50% Subordination, (vi) sixth, to the Class M-5
                                       Certificates such that the Class M-5 Certificates will have 11.20% Subordination, (vii)
                                       seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 9.00%
                                       Subordination, (viii) eighth, to the Class M-7 Certificates, such that the Class M-7
                                       Certificates will have 6.70% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 4.70% Subordination and (x) tenth, to the Class B
                                       Certificates such that the Class B Certificates will have 3.20% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.

                                       As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Senior Certificates related to the other Loan
                                       Group.

Class 2-A
Principal Distributions:               Principal distributed on the Class 2-A Certificates will be applied sequentially, to the
                                       Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                                       Provided, however, that if (i) the aggregate certificate principal balance of the Senior
                                       Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the
                                       Mortgage Pool and (ii) the aggregate certificate principal balance of the Class 2-A
                                       Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

      Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                                        Discount Margin Tables (%) (1)


      Class 1-A (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.295%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%           75%         100%         125%          150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         29.5          29.5        29.5         29.5          29.5
      ===============================================================================================================
      WAL (yr)                                            5.08          3.58        2.77         2.20          1.80
      MDUR (yr)                                           4.72          3.41        2.67         2.15          1.77
      First Prin Pay                                      Oct04         Oct04       Oct04        Oct04         Oct04
      Last Prin Pay                                       May18         Jan14       Sep11        Feb10         Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class 1-A (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.295%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%           75%         100%         125%          150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         30.9          31.1        31.1         31.1          31.0
      ===============================================================================================================
      WAL (yr)                                            5.41          3.83        2.95         2.35          1.91
      MDUR (yr)                                           4.96          3.61        2.83         2.27          1.86
      First Prin Pay                                      Oct04         Oct04       Oct04        Oct04         Oct04
      Last Prin Pay                                       Sep30         Aug24       Oct19        Jul16         Apr14
      ---------------------------------------------------------------------------------------------------------------

      Class 2-A-1 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.150%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%           75%         100%         125%          150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         15.0          15.0        15.0         15.0          15.0
      ===============================================================================================================
      WAL (yr)                                            1.57          1.24        1.00         0.85          0.75
      MDUR (yr)                                           1.55          1.22        0.99         0.85          0.75
      First Prin Pay                                      Oct04         Oct04       Oct04        Oct04         Oct04
      Last Prin Pay                                       Apr07         Nov06       Jul06        Mar06         Dec05
      ---------------------------------------------------------------------------------------------------------------

      Class 2-A-1 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.150%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%           75%         100%         125%          150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         15.0          15.0        15.0         15.0          15.0
      ===============================================================================================================
      WAL (yr)                                            1.57          1.24        1.00         0.85          0.75
      MDUR (yr)                                           1.55          1.22        0.99         0.85          0.75
      First Prin Pay                                      Oct04         Oct04       Oct04        Oct04         Oct04
      Last Prin Pay                                       Apr07         Nov06       Jul06        Mar06         Dec05
      ---------------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
      Class 2-A-2 (To Call)
           Margin                                         0.350%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         35.0         35.0         35.0         35.0         35.0
      ===============================================================================================================
      WAL (yr)                                            5.38         3.77         2.94         2.34         2.02
      MDUR (yr)                                           5.08         3.63         2.85         2.29         1.99
      First Prin Pay                                      Apr07        Nov06        Jul06        Mar06        Dec05
      Last Prin Pay                                       Apr15        Dec11        Feb10        Dec08        May07
      ---------------------------------------------------------------------------------------------------------------


      Class 2-A-2 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.350%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         35.0         35.0         35.0         35.0         35.0
      ===============================================================================================================
      WAL (yr)                                            5.38         3.77         2.94         2.34         2.02
      MDUR (yr)                                           5.08         3.63         2.85         2.29         1.99
      First Prin Pay                                      Apr07        Nov06        Jul06        Mar06        Dec05
      Last Prin Pay                                       Apr15        Dec11        Feb10        Dec08        May07
      ---------------------------------------------------------------------------------------------------------------

      Class 2-A-3 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.530%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         53.0         53.0         53.0         53.0         53.0
      ===============================================================================================================
      WAL (yr)                                            12.94        8.86         6.63         5.15         3.70
      MDUR (yr)                                           11.28        8.07         6.18         4.88         3.56
      First Prin Pay                                      Apr15        Dec11        Feb10        Dec08        May07
      Last Prin Pay                                       May18        Jan14        Sep11        Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class 2-A-3 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.530%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         60.3         61.9         62.4         63.0         64.0
      ===============================================================================================================
      WAL (yr)                                            15.60        11.01        8.27         6.48         4.78
      MDUR (yr)                                           13.11        9.71         7.53         6.02         4.51
      First Prin Pay                                      Apr15        Dec11        Feb10        Dec08        May07
      Last Prin Pay                                       Feb31        May25        Aug20        Apr17        Dec14
      ---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

      Class M-1 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.700%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         70.0         70.0         70.0         70.0         70.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.81         4.19         4.24
      MDUR (yr)                                           8.15         5.79         4.54         3.99         4.04
      First Prin Pay                                      May09        Dec07        Dec07        Mar08        Jul08
      Last Prin Pay                                       May18        Jan14        Sep11        Feb10        Feb09

      Class M-1 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.700%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                   50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         72.2         72.7         72.7         72.6         72.3
      ===============================================================================================================
      WAL (yr)                                            9.97         6.90         5.28         4.57         4.55
      MDUR (yr)                                           8.71         6.28         4.92         4.31         4.32
      First Prin Pay                                      May09        Dec07        Dec07        Mar08        Jul08
      Last Prin Pay                                       Apr27        Feb21        Feb17        Jun14        Jul12
      ---------------------------------------------------------------------------------------------------------------

      Class M-2 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.800%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         80.0         80.0         80.0         80.0         80.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.79         4.08         3.90
      MDUR (yr)                                           8.11         5.77         4.50         3.88         3.72
      First Prin Pay                                      May09        Dec07        Nov07        Feb08        May08
      Last Prin Pay                                       May18        Jan14        Sep11        Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-2 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.800%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         82.4         82.8         82.9         82.8         82.4
      ===============================================================================================================
      WAL (yr)                                            9.92         6.86         5.22         4.43         4.17
      MDUR (yr)                                           8.63         6.22         4.86         4.18         3.96
      First Prin Pay                                      May09        Dec07        Nov07        Feb08        May08
      Last Prin Pay                                       Nov25        Nov19        Feb16        Aug13        Nov11
      ---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

      Class M-3 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.900%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         90.0         90.0         90.0         90.0         90.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.78         4.03         3.77
      MDUR (yr)                                           8.06         5.75         4.48         3.83         3.60
      First Prin Pay                                      May09        Dec07        Nov07        Jan08        Mar08
      Last Prin Pay                                       May18        Jan14        Sep11        Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-3 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         0.900%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         92.5         93.0         93.0         93.0         92.6
      ===============================================================================================================
      WAL (yr)                                            9.87         6.82         5.19         4.35         4.03
      MDUR (yr)                                           8.55         6.17         4.81         4.10         3.82
      First Prin Pay                                      May09        Dec07        Nov07        Jan08        Mar08
      Last Prin Pay                                       Nov24        Jan19        Jun15        Feb13        Jun11
      ---------------------------------------------------------------------------------------------------------------

      Class M-4 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         1.300%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         130.0        130.0        130.0        130.0        130.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.78         4.01         3.71
      MDUR (yr)                                           7.89         5.66         4.43         3.77         3.51
      First Prin Pay                                      May09        Dec07        Nov07        Dec07        Feb08
      Last Prin Pay                                       May18        Jan14        Sep11        Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-4 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         1.300%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%         125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         133.3        134.0        134.0        134.0        133.5
      ===============================================================================================================
      WAL (yr)                                            9.83         6.78         5.16         4.31         3.94
      MDUR (yr)                                           8.33         6.04         4.73         4.02         3.71
      First Prin Pay                                      May09        Dec07        Nov07        Dec07        Feb08
      Last Prin Pay                                       Mar24        Jul18        Jan15        Oct12        Mar11
      ---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

      Class M-5 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         1.400%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         140.0        140.0        140.0       140.0        140.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.78        3.99         3.65
      MDUR (yr)                                           7.85         5.64         4.41        3.74         3.45
      First Prin Pay                                      May09        Dec07        Oct07       Dec07        Jan08
      Last Prin Pay                                       May18        Jan14        Sep11       Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-5 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         1.400%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         143.2        143.9        143.9       143.9        143.4
      ===============================================================================================================
      WAL (yr)                                            9.77         6.73         5.12        4.26         3.86
      MDUR (yr)                                           8.24         5.98         4.68        3.96         3.63
      First Prin Pay                                      May09        Dec07        Oct07       Dec07        Jan08
      Last Prin Pay                                       Jun23        Nov17        Jul14       May12        Nov10
      ---------------------------------------------------------------------------------------------------------------

      Class M-6 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         1.550%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         155.0        155.0        155.0       155.0        155.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.77        3.97         3.61
      MDUR (yr)                                           7.79         5.61         4.38        3.71         3.40
      First Prin Pay                                      May09        Dec07        Oct07       Nov07        Dec07
      Last Prin Pay                                       May18        Jan14        Sep11       Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-6 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         1.550%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                                         158.0        158.7        158.7       158.7        158.2
      ===============================================================================================================
      WAL (yr)                                            9.68         6.66         5.05        4.19         3.78
      MDUR (yr)                                           8.12         5.89         4.60        3.89         3.55
      First Prin Pay                                      May09        Dec07        Oct07       Nov07        Dec07
      Last Prin Pay                                       Jul22        Mar17        Jan14       Dec11        Jul10
      ---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

      Class M-7 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 95.83                                          358.1        379.1        400.0       417.6        428.6
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.77        3.95         3.57
      MDUR (yr)                                           7.13         5.24         4.14        3.52         3.22
      First Prin Pay                                      May09        Dec07        Oct07       Nov07        Dec07
      Last Prin Pay                                       May18        Jan14        Sep11       Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-7 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 95.83                                          360.4        381.2        401.6       418.7        429.2
      ===============================================================================================================
      WAL (yr)                                            9.53         6.55         4.97        4.11         3.69
      MDUR (yr)                                           7.31         5.41         4.28        3.64         3.32
      First Prin Pay                                      May09        Dec07        Oct07       Nov07        Dec07
      Last Prin Pay                                       Jun21        Apr16        May13       Jun11        Feb10
      ---------------------------------------------------------------------------------------------------------------

      Class M-8 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 89.96                                          445.7        497.9        550.1       594.6        625.0
      ===============================================================================================================
      WAL (yr)                                            9.15         6.27         4.76        3.94         3.52
      MDUR (yr)                                           6.98         5.14         4.06        3.45         3.13
      First Prin Pay                                      May09        Dec07        Oct07       Oct07        Nov07
      Last Prin Pay                                       May18        Jan14        Sep11       Feb10        Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-8 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%         150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 89.96                                          445.8        497.4        549.1       593.1        623.5
      ===============================================================================================================
      WAL (yr)                                            9.27         6.37         4.83        3.99         3.55
      MDUR (yr)                                           7.03         5.19         4.10        3.49         3.16
      First Prin Pay                                      May09        Dec07        Oct07       Oct07        Nov07
      Last Prin Pay                                       Nov19        Mar15        Jul12       Oct10        Aug09
      ---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

      Class B (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%        150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 83.19                                          561.7        655.7        750.1       831.5       884.1
      ===============================================================================================================
      WAL (yr)                                            8.84         6.06         4.60        3.80        3.40
      MDUR (yr)                                           6.67         4.90         3.87        3.28        2.99
      First Prin Pay                                      May09        Dec07        Oct07       Oct07       Oct07
      Last Prin Pay                                       Jan18        Nov13        Jul11       Jan10       Dec08
      ---------------------------------------------------------------------------------------------------------------

      Class B (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                                         3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                                  50%          75%          100%        125%        150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 83.19                                          561.7        655.7        750.1       831.5       884.1
      ===============================================================================================================
      WAL (yr)                                            8.84         6.06         4.60        3.80        3.40
      MDUR (yr)                                           6.67         4.90         3.87        3.28        2.99
      First Prin Pay                                      May09        Dec07        Oct07       Oct07       Oct07
      Last Prin Pay                                       Jan18        Nov13        Jul11       Jan10       Dec08
      ---------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   Class 1-A Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
                 Notional Schedule     Cap Strike    Cap Ceiling                Notional Schedule   Cap Strike       Cap Ceiling
   Period               ($)               (%)            (%)         Period            ($)              (%)              (%)
----------------------------------------------------------------------------------------------------------------------------------
      1             319,390,000         6.95175%       9.75000%        47          75,895,429         8.70577%        10.05678%
      2             317,387,487         6.01624%       9.75000%        48          73,571,204         9.36106%         9.57043%
      3             314,893,485         6.22512%       9.75000%        49          71,327,956         9.67647%        10.54890%
      4             311,909,700         6.01623%       9.75000%        50          69,154,042         9.35141%        10.57260%
      5             308,439,738         6.01619%       9.75000%        51          67,047,299         9.66639%        10.55115%
      6             304,489,131         6.68749%       9.75000%        52          65,005,632         9.34156%        10.57480%
      7             300,065,357         6.01603%       9.75000%        53          63,027,011         9.33862%        10.57366%
      8             295,177,844         6.22477%       9.75000%        54          61,109,491        10.52002%        10.52002%
      9             289,838,471         6.01576%       9.75000%        55          59,256,979         9.47242%         9.62836%
     10             284,061,115         6.22443%       9.75000%        56          57,461,459         9.79093%         9.79093%
     11             277,919,381         6.01547%       9.75000%        57          55,721,160         9.46159%         9.63402%
     12             271,434,723         6.01330%       9.75000%        58          54,034,364         9.77964%         9.77964%
     13             265,072,568         6.22204%       9.75000%        59          52,399,409         9.45236%         9.64039%
     14             258,830,715         6.01323%       9.75000%        60          50,814,688         9.57633%         9.57633%
     15             252,706,909         6.22196%       9.75000%        61          49,281,212         9.89779%         9.89779%
     16             246,698,935         6.01315%       9.75000%        62          47,794,747         9.56450%         9.60167%
     17             240,804,622         6.01312%       9.75000%        63          46,353,835         9.88546%         9.88546%
     18             235,021,838         6.68413%       9.75000%        64          44,957,064         9.55246%         9.60969%
     19             229,348,492         6.01304%       9.75000%        65          43,603,065         9.54798%         9.61537%
     20             223,782,531         6.22177%       9.75000%        66          42,290,512        10.71933%        10.71933%
     21             218,321,939         6.01297%       9.75000%        67          41,018,122         9.65134%         9.73931%
     22             212,964,741         6.22169%       9.75000%        68          39,784,651         9.97468%         9.97468%
     23             207,708,995         6.03231%       9.74993%        69          38,588,892         9.63830%         9.74719%
     24             202,553,502         6.19778%       9.74992%        70          37,429,679         9.96108%         9.96108%
     25             197,496,559         6.41270%       9.74992%        71          36,305,881         9.62640%         9.75657%
     26             192,357,889         6.19667%       9.74993%        72          35,216,400         9.71590%         9.85684%
     27             174,739,252         6.41333%       9.74993%        73          34,160,177        10.04088%        10.04088%
     28             158,405,305         6.20017%       9.74992%        74          33,136,183         9.70187%         9.86462%
     29             143,261,227         6.21012%       9.74866%        75          32,143,420        10.02626%        10.02626%
     30             129,318,655         6.99672%       9.72646%        76          31,180,924         9.68761%         9.87252%
     31             123,418,497         6.29581%       9.72876%        77          30,247,760         9.68153%         9.87766%
     32             117,703,622         6.51440%       9.72807%        78          29,343,021        10.82703%        10.82703%
     33             112,168,176         6.29658%       9.72879%        79          28,465,830         9.74754%         9.96637%
     34             106,806,485         6.51521%       9.72811%        80          27,615,336        10.07296%        10.07296%
     35             101,613,058         6.31112%       9.72336%        81          26,790,715         9.73232%         9.97420%
     36              96,582,515         7.58719%       9.64458%        82          25,991,169        10.05710%        10.05710%
     37              91,723,628         7.84684%      10.14118%        83          25,215,925         9.71779%         9.98308%
     38              91,723,628         7.58409%      10.14480%        84          24,464,233         9.77571%        10.05284%
     39              91,723,628         7.84361%      10.14141%
     40              91,723,628         7.58093%      10.14502%
     41              91,505,954         7.58524%      10.13709%
     42              88,682,815         9.33935%      10.04603%
     43              85,961,441         8.71722%      10.05942%
     44              83,324,624         9.01253%      10.05333%
     45              80,769,713         8.71021%      10.05992%
     46              78,294,143         9.00520%      10.05384%
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   Class 2-A Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
                 Notional Schedule     Cap Strike    Cap Ceiling              Notional Schedule    Cap Strike        Cap Ceiling
   Period               ($)               (%)            (%)        Period           ($)               (%)               (%)
----------------------------------------------------------------------------------------------------------------------------------
      1             310,985,000         6.74953%      8.25000%        47          78,889,481        8.07701%           9.99143%
      2             308,998,501         5.84626%      8.25000%        48          76,647,985        8.65898%           9.79942%
      3             306,511,255         6.04936%      8.25000%        49          74,478,932        8.94457%          10.78513%
      4             303,524,678         5.84605%      8.25000%        50          72,373,365        8.63664%          10.80183%
      5             300,042,230         5.84658%      8.25000%        51          70,329,371        8.92140%          10.78897%
      6             296,069,485         6.49967%      8.25000%        52          68,345,099        8.61579%          10.80576%
      7             291,614,047         5.84638%      8.25000%        53          66,418,764        8.62900%          10.79269%
      8             286,685,666         6.04949%      8.25000%        54          64,548,827        9.67095%          10.00131%
      9             281,305,668         5.84620%      8.25000%        55          62,737,847        8.69899%          10.12684%
     10             275,506,299         6.04934%      8.25000%        56          60,979,467        8.98476%          10.09406%
     11             269,429,185         5.84550%      8.24958%        57          59,272,113        8.67493%          10.13611%
     12             263,153,092         5.84330%      8.24959%        58          57,614,262        8.96127%          10.10365%
     13             256,960,156         6.04612%      8.24958%        59          56,004,236        8.67130%          10.14624%
     14             250,886,780         5.84275%      8.24960%        60          54,440,881        8.74157%           9.78367%
     15             244,930,531         6.04557%      8.24959%        61          52,922,392        9.02840%          10.24120%
     16             239,089,035         5.84223%      8.24960%        62          51,447,723        8.71639%          10.29591%
     17             233,379,297         5.84213%      8.24923%        63          50,015,572        9.00231%          10.25392%
     18             227,777,692         6.49473%      8.24915%        64          48,624,675        8.69232%          10.30952%
     19             222,282,174         5.84191%      8.24925%        65          47,273,807        8.69495%          10.33109%
     20             216,890,746         6.04486%      8.24923%        66          45,961,781        9.71972%          10.26648%
     21             211,601,451         5.84593%      8.24859%        67          44,687,446        8.74174%          10.41593%
     22             206,412,547         6.07137%      8.24855%        68          43,449,685        9.02766%          10.37741%
     23             201,321,132         6.07046%      8.24824%        69          42,247,414        8.71515%          10.42763%
     24             196,300,347         6.07267%      8.24829%        70          41,079,585        9.00119%          10.39063%
     25             191,246,761         6.28429%      9.24828%        71          39,945,179        8.70224%          10.45324%
     26             184,454,530         6.06226%      9.24837%        72          38,843,208        8.74824%          10.51858%
     27             169,334,787         6.27053%      9.24714%        73          37,772,716        9.03395%          10.48334%
     28             155,273,519         6.06347%      9.24268%        74          36,732,773        8.72052%          10.52969%
     29             142,270,642         6.16233%      9.22602%        75          35,722,480        9.00525%          10.49487%
     30             131,207,329         6.86047%      9.22281%        76          34,740,963        8.69355%          10.54176%
     31             125,680,692         6.17292%      9.22548%        77          33,787,376        8.68969%          10.55749%
     32             120,330,954         6.38578%      9.22474%        78          32,860,897        9.68642%          10.49036%
     33             115,141,081         6.17095%      9.22434%        79          31,960,729        8.71053%          10.61764%
     34             110,106,211         6.39091%      9.21734%        80          31,086,101        8.99429%          10.58535%
     35             105,221,551         6.26584%      9.13023%        81          30,236,263        8.68173%          10.62832%
     36             100,485,944         7.22249%      9.13063%        82          29,410,488        8.96520%          10.59714%
     37              95,884,129         7.46676%      10.12539%       83          28,608,072        8.66168%          10.64791%
     38              95,884,129         7.21276%      10.12979%       84          27,828,331        8.68654%          10.69265%
     39              95,884,129         7.45672%      10.12490%
     40              95,884,129         7.20593%      10.12266%
     41              93,856,190         7.26538%      10.03376%
     42              91,162,744         8.63771%      10.01826%
     43              88,558,993         8.05619%      10.03238%
     44              86,032,083         8.32425%      10.02590%
     45              83,579,679         8.03948%      10.03404%
     46              81,199,527         8.30923%      10.02353%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       18

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                  Subordinate Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
                  Notional Schedule     Cap Strike    Cap Ceiling               Notional Schedule    Cap Strike       Cap Ceiling
   Period              ($)               (%)            (%)         Period           ($)               (%)              (%)
----------------------------------------------------------------------------------------------------------------------------------
     1             107,625,000         6.88493%       8.25000%        47          65,232,407         8.41616%         10.02348%
     2             107,625,000         5.96425%       8.25000%        48          63,308,234         9.03365%          9.68729%
     3             107,625,000         6.17134%       8.25000%        49          61,448,718         9.33441%         10.66957%
     4             107,625,000         5.96415%       8.25000%        50          59,645,177         9.01663%         10.68982%
     5             107,625,000         5.96439%       8.25000%        51          57,895,895         9.31672%         10.67290%
     6             107,625,000         6.63012%       8.25000%        52          56,199,207         9.00024%         10.69316%
     7             107,625,000         5.96420%       8.25000%        53          54,553,506         9.00513%         10.68603%
     8             107,625,000         6.17123%       8.25000%        54          52,957,323         9.50000%          9.50000%
     9             107,625,000         5.96398%       8.25000%        55          51,413,385         9.10520%          9.88469%
    10             107,625,000         6.17099%       8.25000%        56          49,915,633         9.40737%          9.84328%
    11             107,625,000         5.96349%       8.24979%        57          48,462,657         9.08655%          9.89277%
    12             107,625,000         5.96130%       8.24979%        58          47,053,092         9.38873%          9.85166%
    13             107,625,000         6.16818%       8.24979%        59          45,685,530         9.07918%          9.90166%
    14             107,625,000         5.96099%       8.24980%        60          44,358,808         9.17486%          9.45053%
    15             107,625,000         6.16788%       8.24980%        61          43,072,591         9.47885%          9.89623%
    16             107,625,000         5.96071%       8.24981%        62          41,824,653         9.15502%          9.96146%
    17             107,625,000         5.96063%       8.24962%        63          40,613,832         9.45824%          9.90760%
    18             107,625,000         6.62598%       8.24959%        64          39,439,000         9.13562%          9.97319%
    19             107,625,000         5.96049%       8.24963%        65          38,299,063         9.13426%          9.98753%
    20             107,625,000         6.16743%       8.24962%        66          37,192,964        10.00000%         10.00000%
    21             107,625,000         5.96243%       8.24930%        67          36,119,674         9.20698%         10.09191%
    22             107,625,000         6.18047%       8.24929%        68          35,078,200         9.51117%         10.04210%
    23             107,625,000         6.08300%       8.24909%        69          34,067,577         9.18563%         10.10258%
    24             107,625,000         6.16793%       8.24912%        70          33,025,999         9.48956%         10.05375%
    25             107,625,000         6.38228%       9.24911%        71          31,968,191         9.17195%         10.12127%
    26             107,625,000         6.16223%       9.24916%        72          30,941,652         9.23800%         10.20363%
    27             107,625,000         6.37581%       9.24855%        73          29,945,437         9.54268%         10.15744%
    28             107,625,000         6.16461%       9.24636%        74          28,978,630         9.21544%         10.21395%
    29             107,625,000         6.21842%       9.23750%        75          28,040,341         9.51926%         10.16817%
    30             107,625,000         6.96479%       9.22466%        76          27,129,709         9.19313%         10.22485%
    31             107,625,000         6.26706%       9.22715%        77          26,245,901         9.18752%         10.23597%
    32             107,625,000         6.48388%       9.22643%        78          25,388,105        10.25686%         10.25686%
    33             107,625,000         6.26647%       9.22659%        79          24,555,539         9.22824%         10.31040%
    34             107,625,000         6.48682%       9.22279%        80          23,747,442         9.53184%         10.26761%
    35             107,625,000         6.32065%       9.17741%        81          22,963,078         9.20436%         10.32054%
    36             107,625,000         7.43914%       9.13770%        82          22,201,731         9.50743%         10.27852%
    37             107,625,000         7.69227%      10.13340%        83          21,462,709         9.18540%         10.33592%
    38             100,915,281         7.43254%      10.13739%        84          20,745,342         9.22496%         10.39277%
    39              92,308,004         7.68517%      10.13325%
    40              83,963,336         7.42703%      10.13395%
    41              78,118,848         7.45434%      10.08478%
    42              75,793,943         9.01686%      10.03196%
    43              73,549,728         8.41278%      10.04571%
    44              71,373,532         8.69487%      10.03940%
    45              69,263,253         8.40003%      10.04676%
    46              67,216,863         8.68279%      10.03841%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       19

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                              Class 1-A Available Funds Rate Schedule (1)
                                              -------------------------------------------

  --------------------------------------------------------    ----------------------------------------------------------
                    Available Funds       Available Funds                     Available Funds         Available Funds
     Period            Rate (%)              Rate (%)            Period           Rate (%)               Rate (%)
  ------------   --------------------   ------------------    -----------   -------------------     -------------------
                          (2)                   (3)                                 (2)                     (3)
        1                7.202                 7.202               50              7.292                  11.500
        2                6.266                10.000               51              7.534                  11.500
        3                6.475                10.000               52              7.290                  11.500
        4                6.266                10.000               53              7.289                  11.500
        5                6.266                10.000               54              8.069                  12.568
        6                6.937                10.000               55              7.287                  11.500
        7                6.266                10.000               56              7.529                  11.714
        8                6.475                10.000               57              7.285                  11.500
        9                6.266                10.000               58              7.527                  11.697
       10                6.474                10.000               59              7.283                  11.500
       11                6.265                10.000               60              7.282                  11.983
       12                6.263                10.000               61              7.524                  12.372
       13                6.472                10.000               62              7.280                  12.000
       14                6.263                10.000               63              7.521                  12.351
       15                6.472                10.000               64              7.278                  12.000
       16                6.263                10.000               65              7.277                  12.000
       17                6.263                10.000               66              8.055                  13.200
       18                6.934                10.000               67              7.274                  12.000
       19                6.263                10.000               68              7.516                  12.298
       20                6.472                10.000               69              7.272                  12.000
       21                6.263                10.000               70              7.513                  12.277
       22                6.472                10.000               71              7.270                  12.000
       23                6.278                10.000               72              7.269                  12.000
       24                6.375                10.000               73              7.510                  12.243
       25                6.587                10.000               74              7.266                  12.000
       26                6.374                10.000               75              7.507                  12.220
       27                6.588                10.000               76              7.264                  12.000
       28                6.378                10.000               77              7.263                  12.000
       29                6.380                10.000               78              8.039                  13.056
       30                7.068                10.000               79              7.260                  12.000
       31                6.384                10.000               80              7.501                  12.162
       32                6.598                10.000               81              7.258                  12.000
       33                6.386                10.000               82              7.498                  12.138
       34                6.599                10.000               83              7.255                  12.000
       35                6.391                10.000               84              7.254                  12.000
       36                7.307                10.000          ----------------------------------------------------------
       37                7.550                10.500
       38                7.306                10.500
       39                7.548                10.500
       40                7.304                10.500
       41                7.303                10.500
       42                7.806                10.500
       43                7.302                10.500
       44                7.544                10.500
       45                7.300                10.500
       46                7.542                10.500
       47                7.298                10.500
       48                7.294                10.500
       49                7.536                11.500
  --------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumesthat 1-Month LIBORstaysat1.670%, 6-Month LIBORstaysat1.980%, the collateral is run atthe Pricing PrepaymentSpeed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumesthat 1-Month and 6-Month LIBORinstantaneously increase by2000 basis points, the collateral is run at the Pricing PrepaymentSpeed and includes all projected cash proceeds (if any) from the Corridor Contract.






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       20

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                              Class 2-A Available Funds Rate Schedule (1)
                                              -------------------------------------------

  --------------------------------------------------------    ----------------------------------------------------------
                    Available Funds       Available Funds                     Available Funds         Available Funds
     Period             Rate (%)              Rate (%)           Period           Rate (%)               Rate (%)
  ------------   --------------------   ------------------    -----------   -------------------     -------------------
                          (2)                   (3)                                 (2)                     (3)
        1                7.000                 7.000               50              7.066                  11.500
        2                6.096                 8.500               51              7.297                  11.500
        3                6.299                 8.500               52              7.058                  11.500
        4                6.096                 8.500               53              7.054                  11.500
        5                6.097                 8.500               54              7.805                  11.500
        6                6.750                 8.500               55              7.045                  11.500
        7                6.096                 8.500               56              7.276                  11.500
        8                6.299                 8.500               57              7.037                  11.500
        9                6.096                 8.500               58              7.267                  11.500
       10                6.299                 8.500               59              7.028                  11.500
       11                6.096                 8.500               60              7.024                  11.500
       12                6.093                 8.500               61              7.253                  12.000
       13                6.296                 8.500               62              7.015                  12.000
       14                6.093                 8.500               63              7.244                  12.000
       15                6.296                 8.500               64              7.006                  12.000
       16                6.092                 8.500               65              7.002                  12.000
       17                6.092                 8.500               66              7.747                  12.000
       18                6.745                 8.500               67              6.993                  12.000
       19                6.092                 8.500               68              7.222                  12.000
       20                6.295                 8.500               69              6.984                  12.000
       21                6.093                 8.500               70              7.212                  12.000
       22                6.309                 8.500               71              6.975                  12.000
       23                6.239                 8.500               72              6.971                  12.000
       24                6.241                 8.500               73              7.198                  12.000
       25                6.450                 9.500               74              6.962                  12.000
       26                6.235                 9.500               75              7.189                  12.000
       27                6.441                 9.500               76              6.953                  12.000
       28                6.231                 9.500               77              6.948                  12.000
       29                6.230                 9.500               78              7.687                  12.000
       30                6.901                 9.500               79              6.939                  12.000
       31                6.232                 9.500               80              7.165                  12.000
       32                6.439                 9.500               81              6.930                  12.000
       33                6.231                 9.500               82              7.156                  12.000
       34                6.440                 9.500               83              6.920                  12.000
       35                6.284                 9.500               84              6.916                  12.000
       36                7.116                 9.500          ----------------------------------------------------------
       37                7.349                10.500
       38                7.109                10.500
       39                7.342                10.500
       40                7.101                10.500
       41                7.102                10.500
       42                7.590                10.500
       43                7.096                10.500
       44                7.328                10.500
       45                7.088                10.500
       46                7.320                10.500
       47                7.082                10.500
       48                7.074                10.500
       49                7.306                11.500
  --------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumesthat 1-Month LIBORstaysat1.670%, 6-Month LIBORstaysat1.980%, the collateral is run atthe Pricing PrepaymentSpeed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumesthat 1-Month and 6-Month LIBORinstantaneously increase by2000 basis points, the collateral is run at the Pricing PrepaymentSpeed and includes all projected cash proceeds (if any) from the Corridor Contract.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       21

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                            Subordinate Available Funds Rate Schedule (1)
                                            ---------------------------------------------

  --------------------------------------------------------    ----------------------------------------------------------
                   Available Funds       Available Funds                      Available Funds         Available Funds
     Period            Rate (%)              Rate (%)            Period           Rate (%)               Rate (%)
  ------------   --------------------   ------------------    -----------   -------------------     -------------------
                         (2)                   (3)                                  (2)                     (3)
        1               7.135                 7.135                50              7.207                  11.500
        2               6.214                 8.500                51              7.445                  11.500
        3               6.421                 8.500                52              7.202                  11.500
        4               6.214                 8.500                53              7.199                  11.500
        5               6.214                 8.500                54              7.967                  11.884
        6               6.880                 8.500                55              7.193                  11.500
        7               6.214                 8.500                56              7.430                  11.500
        8               6.421                 8.500                57              7.187                  11.500
        9               6.214                 8.500                58              7.424                  11.500
       10               6.421                 8.500                59              7.182                  11.500
       11               6.213                 8.500                60              7.179                  11.500
       12               6.211                 8.500                61              7.415                  12.000
       13               6.418                 8.500                62              7.173                  12.000
       14               6.211                 8.500                63              7.409                  12.000
       15               6.418                 8.500                64              7.167                  12.000
       16               6.211                 8.500                65              7.164                  12.000
       17               6.211                 8.500                66              7.928                  12.324
       18               6.876                 8.500                67              7.158                  12.000
       19               6.210                 8.500                68              7.393                  12.000
       20               6.417                 8.500                69              7.151                  12.000
       21               6.211                 8.500                70              7.387                  12.000
       22               6.424                 8.500                71              7.145                  12.000
       23               6.290                 8.500                72              7.142                  12.000
       24               6.341                 8.500                73              7.377                  12.000
       25               6.553                 9.500                74              7.136                  12.000
       26               6.337                 9.500                75              7.370                  12.000
       27               6.549                 9.500                76              7.129                  12.000
       28               6.337                 9.500                77              7.126                  12.000
       29               6.338                 9.500                78              7.886                  12.106
       30               7.021                 9.500                79              7.119                  12.000
       31               6.341                 9.500                80              7.353                  12.000
       32               6.553                 9.500                81              7.113                  12.000
       33               6.341                 9.500                82              7.346                  12.000
       34               6.553                 9.500                83              7.106                  12.000
       35               6.370                 9.500                84              7.103                  12.000
       36               7.245                 9.500           ----------------------------------------------------------
       37               7.484                10.500
       38               7.240                10.500
       39               7.479                10.500
       40               7.235                10.500
       41               7.233                10.500
       42               7.729                10.500
       43               7.228                10.500
       44               7.467                10.500
       45               7.223                10.500
       46               7.461                10.500
       47               7.219                10.500
       48               7.213                10.500
       49               7.450                11.500
  --------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumesthat 1-Month LIBORstaysat1.670%, 6-Month LIBORstaysat1.980%, the collateral is run atthe Pricing PrepaymentSpeed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumesthat 1-Month and 6-Month LIBORinstantaneously increase by2000 basis points, the collateral is run at the Pricing PrepaymentSpeed and includes all projected cash proceeds (if any) from the Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       22

[COMPANY LOGO] Countrywide(SM)                                                                 Revised Computational Materials for
--------------------------                                                    Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                                             ARM and Fixed $231,095,544
                                                   Detailed Report
Summary of Loans in Statistical Calculation Pool                                                       Range
                                                                                                       -----
(As of Calculation Date)

Total Number of Loans                                                            1,219
Total Outstanding Balance                                                 $231,095,544
Average Loan Balance                                                          $189,578           $24,700 to $468,000
WA Mortgage Rate                                                                7.049%            4.990% to 12.650%
Net WAC                                                                         6.540%            4.481% to 12.141%
ARM Characteristics
      WA Gross Margin                                                           6.217%            3.750% to 8.000%
      WA Months to First Roll                                                       34                20 to 36
      WA First Periodic Cap                                                     1.683%            1.000% to 3.000%
      WA Subsequent Periodic Cap                                                1.444%            1.000% to 1.500%
      WA Lifetime Cap                                                          13.885%           10.750% to 19.500%
      WA Lifetime Floor                                                         6.981%            0.500% to 12.500%
WA Original Term (months)                                                          360               180 to 360
WA Remaining Term (months)                                                         359               180 to 360
WA LTV                                                                          79.79%            41.63% to 100.00%
   Percentage of Pool with CLTV > 100%                                           0.00%
WA FICO                                                                            612

Secured by (% of pool)                     1st Liens                           100.00%
                                           2nd Liens                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                75.60%



---------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:           Doc Types:      Purpose Codes         Occ Codes         Grades        Orig PP Term
 -------------       -----------           ----------      -------------         ---------         ------        ------------

CA        50.72%   SFR       75.99%   FULL       51.15%   RCO       83.49%   OO        94.35%   A      78.85%   0         24.40%
FL         6.49%   PUD       11.29%   STATED     48.85%   PUR       14.64%   INV        3.05%   A-      6.32%   12         4.02%
TX         4.89%   2 FAM      6.65%                       RNC        1.87%   2H         2.60%   B       8.61%   24         9.49%
NV         4.70%   CND        4.06%                                                             C       4.76%   36        62.09%
IL         4.11%   3 FAM      1.27%                                                             C-      1.05%
                                                                                                D       0.40%



---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                      1-1


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                     $15,574,295        76          6.74          $204,925         6.972      358.59       618       81.4
2/28 LIB6M - IO                 $4,988,460        22          2.16          $226,748         6.630      358.63       607       81.4
3/27 LIB6M                    $164,422,239       887         71.15          $185,369         7.090      358.95       611       79.6
3/27 LIB6M - IO                $26,524,126       110         11.48          $241,128         6.481      359.24       614       80.8
15Yr Fixed                        $136,650         2          0.06           $68,325        11.223      180.00       535       76.8
30Yr Fixed                     $18,078,675       113          7.82          $159,988         7.536      358.80       613       78.6
30Yr Fixed - CC                 $1,371,099         9          0.59          $152,344         8.722      358.85       609       79.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $211,509,120     1,095         91.52          $193,159        6.994       358.95       611       79.9
Fixed 180                         $136,650         2          0.06           $68,325       11.223       180.00       535       76.8
Fixed 360                      $19,449,774       122          8.42          $159,424        7.620       358.81       613       78.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578        7.049       358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                 $24,700         1          0.01           $24,700        11.500      360.00       519       65.0
$25,000.01 - $50,000.00           $636,636        15          0.28           $42,442        10.802      359.15       573       78.2
$50,000.01 - $75,000.00         $5,377,351        85          2.33           $63,263         8.908      357.17       605       79.0
$75,000.01 - $100,000.00        $9,432,596       107          4.08           $88,155         7.968      357.36       600       77.7
$100,000.01 - $150,000.00      $30,546,898       242         13.22          $126,227         7.616      358.92       606       79.5
$150,000.01 - $200,000.00      $41,649,399       234         18.02          $177,989         7.037      358.90       608       79.7
$200,000.01 - $250,000.00      $45,737,513       203         19.79          $225,308         6.908      358.96       610       79.5
$250,000.01 - $300,000.00      $55,330,175       201         23.94          $275,275         6.729      358.94       616       80.6
$300,000.01 - $350,000.00      $36,641,703       116         15.86          $315,877         6.647      358.97       618       80.1
$350,000.01 - $400,000.00       $4,834,890        13          2.09          $371,915         7.128      358.93       625       78.4
$400,000.01 - $450,000.00         $415,683         1          0.18          $415,683         7.375      359.00       611       80.0
$450,000.01 - $500,000.00         $468,000         1          0.20          $468,000         7.925      360.00       583       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                           $319,485         3          0.14          $106,495         7.770      358.86       597       77.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-2


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alaska                            $305,145         1          0.13          $305,145         7.500      358.00       562       80.0
Arizona                         $3,185,094        22          1.38          $144,777         7.555      359.05       603       81.5
Arkansas                          $150,810         2          0.07           $75,405         8.931      359.00       625       86.3
California                    $117,213,547       506         50.72          $231,647         6.504      358.97       615       79.2
Colorado                        $2,538,247        15          1.10          $169,216         6.811      358.77       617       80.4
Connecticut                     $2,672,178        16          1.16          $167,011         8.344      359.11       594       77.1
Delaware                        $1,574,037         7          0.68          $224,862         8.024      358.99       599       81.8
Florida                        $15,009,593        88          6.49          $170,564         7.526      358.93       612       83.1
Georgia                         $3,222,832        24          1.39          $134,285         7.938      354.16       610       82.7
Hawaii                            $432,331         2          0.19          $216,166         6.458      359.40       608       77.8
Idaho                             $864,382         8          0.37          $108,048         8.030      359.25       575       80.4
Illinois                        $9,505,545        57          4.11          $166,764         7.458      359.04       605       78.7
Indiana                           $380,817         4          0.16           $95,204         7.753      359.41       630       78.2
Kansas                            $755,430         6          0.33          $125,905         7.700      359.31       684       81.5
Kentucky                          $393,804         3          0.17          $131,268         7.166      359.23       615       79.8
Louisiana                         $769,818         7          0.33          $109,974         8.760      359.27       586       84.8
Maine                             $204,724         1          0.09          $204,724         8.000      358.00       545       68.8
Maryland                        $4,186,799        21          1.81          $199,371         7.282      358.62       625       80.4
Massachusetts                   $2,590,538        10          1.12          $259,054         6.911      358.89       630       77.9
Michigan                        $2,502,779        21          1.08          $119,180         7.817      358.93       607       80.3
Minnesota                       $1,379,139         8          0.60          $172,392         8.039      359.13       607       80.2
Mississippi                       $553,925         5          0.24          $110,785         7.793      358.43       555       85.8
Missouri                        $1,431,215        11          0.62          $130,110         8.238      359.04       612       82.7
Nebraska                          $417,860         5          0.18           $83,572         7.717      358.93       629       80.2
Nevada                         $10,855,652        52          4.70          $208,763         7.061      358.62       603       78.4
New Hampshire                     $440,188         2          0.19          $220,094         7.863      359.00       557       74.3
New Jersey                      $4,641,037        23          2.01          $201,784         7.948      358.66       592       77.9
New Mexico                        $586,005         4          0.25          $146,501         7.677      358.86       597       79.3
New York                        $7,725,498        31          3.34          $249,210         7.568      359.11       619       77.4
North Carolina                  $1,673,632        11          0.72          $152,148         8.459      358.97       605       86.5
North Dakota                      $170,876         1          0.07          $170,876         7.600      359.00       597       89.5
Ohio                              $872,073         9          0.38           $96,897         7.374      358.49       648       81.3
Oklahoma                        $1,290,645        16          0.56           $80,665         8.233      358.86       595       81.9
Oregon                          $2,011,635        13          0.87          $154,741         6.752      359.03       631       80.3
Pennsylvania                    $2,467,634        22          1.07          $112,165         7.912      358.79       602       80.5
Rhode Island                      $495,130         3          0.21          $165,043         7.742      358.92       615       77.7
South Carolina                  $1,134,974         6          0.49          $189,162         8.749      358.91       573       79.7
Tennessee                       $1,266,122         8          0.55          $158,265         7.327      358.17       634       88.0
Texas                          $11,308,803        98          4.89          $115,396         8.048      358.18       592       80.3
Utah                            $1,448,935         8          0.63          $181,117         7.304      359.19       633       85.1
Vermont                           $136,106         1          0.06          $136,106         7.875      359.00       630       82.5
Virginia                        $4,199,601        22          1.82          $190,891         7.481      358.82       607       78.9
Washington                      $3,139,072        18          1.36          $174,393         6.808      359.10       620       82.5
West Virginia                     $300,882         3          0.13          $100,294         9.445      359.28       569       76.5
Wisconsin                       $2,226,469        14          0.96          $159,034         8.255      358.86       613       80.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-3


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming                           $144,500         1          0.06          $144,500         9.875      360.00       524       85.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                          $191,817         2          0.08           $95,909         7.943      358.56       554       45.3
50.01 - 55.00                     $936,210         5          0.41          $187,242         6.785      358.70       580       53.8
55.01 - 60.00                   $1,195,484         9          0.52          $132,832         7.394      359.12       566       58.6
60.01 - 65.00                   $4,773,005        29          2.07          $164,586         7.446      359.02       558       64.2
65.01 - 70.00                  $12,482,160        71          5.40          $175,805         7.332      359.01       570       68.8
70.01 - 75.00                  $30,087,384       155         13.02          $194,112         7.128      358.42       584       73.9
75.01 - 80.00                 $120,982,330       649         52.35          $186,413         6.940      358.91       612       79.5
80.01 - 85.00                  $25,390,269       125         10.99          $203,122         7.006      358.87       630       84.3
85.01 - 90.00                  $31,935,720       156         13.82          $204,716         7.156      358.82       649       89.6
90.01 - 95.00                   $1,351,152         7          0.58          $193,022         7.511      358.81       595       94.3
95.01 - 100.00                  $1,770,013        11          0.77          $160,910         8.231      358.57       613       99.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     $278,065         1          0.12          $278,065         4.990      359.00       679       80.0
5.001 - 5.500                   $3,667,448        18          1.59          $203,747         5.412      358.89       647       79.7
5.501 - 6.000                  $30,737,752       128         13.30          $240,139         5.891      358.95       628       79.4
6.001 - 6.500                  $51,036,546       227         22.08          $224,831         6.329      359.04       622       79.5
6.501 - 7.000                  $54,625,417       269         23.64          $203,068         6.810      358.91       613       80.0
7.001 - 7.500                  $34,962,947       183         15.13          $191,054         7.342      358.96       609       79.7
7.501 - 8.000                  $25,752,927       151         11.14          $170,549         7.809      358.84       598       80.8
8.001 - 8.500                  $11,610,703        76          5.02          $152,772         8.334      358.89       587       79.0
8.501 - 9.000                   $8,468,845        61          3.66          $138,834         8.774      358.86       599       80.5
9.001 - 9.500                   $2,223,200        19          0.96          $117,011         9.297      358.66       574       79.9
9.501 - 10.000                  $2,794,803        26          1.21          $107,492         9.786      358.99       571       78.5
10.001 - 10.500                 $1,780,865        19          0.77           $93,730        10.402      359.02       561       78.1
10.501 - 11.000                   $909,145        11          0.39           $82,650        10.859      349.08       574       85.7
11.001 - 11.500                   $801,948        10          0.35           $80,195        11.370      339.81       543       77.8
11.501 - 12.000                 $1,045,829        13          0.45           $80,448        11.836      358.85       554       77.5
12.001 - 12.500                   $353,517         6          0.15           $58,920        12.319      359.12       539       82.9
12.501 - 13.000                    $45,589         1          0.02           $45,589        12.650      359.00       511       80.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-4


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           $175,616,331       951         75.99          $184,665         7.018      358.88       610       79.9
PUD                            $26,081,664       135         11.29          $193,198         7.192      358.71       612       80.7
2 FAM                          $15,378,894        66          6.65          $233,014         7.217      358.90       613       78.2
CND                             $9,383,989        50          4.06          $187,680         6.779      357.99       633       79.8
3 FAM                           $2,944,140        11          1.27          $267,649         7.399      359.14       606       73.4
4 FAM                           $1,204,975         4          0.52          $301,244         7.341      359.60       614       78.0
CNDP                              $485,551         2          0.21          $242,776         7.541      358.93       615       76.2
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $192,951,766       994         83.49          $194,116         7.044      358.83       607       79.1
PUR                            $33,831,332       202         14.64          $167,482         7.130      358.86       634       82.9
RNC                             $4,312,447        23          1.87          $187,498         6.633      358.78       622       85.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $218,038,407     1,125         94.35          $193,812         7.004      358.84       610       79.9
INV                             $7,039,802        54          3.05          $130,367         7.591      358.87       630       76.5
2H                              $6,017,334        40          2.60          $150,433         8.046      358.77       630       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                         $136,650         2          0.06           $68,325        11.223      180.00       535       76.8
301 - 360                     $230,958,894     1,217         99.94          $189,777         7.047      358.94       612       79.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-5


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $118,211,507       696         51.15          $169,844         6.922      358.76       608       79.4
STATED INCOME                 $112,884,037       523         48.85          $215,839         7.182      358.92       615       80.2
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Unknown                           $126,572         1          0.05          $126,572         9.875      359.00                 70.0
781 - 800                         $565,122         2          0.24          $282,561         6.639      359.00       788       84.9
741 - 760                         $360,000         1          0.16          $360,000         6.150      360.00       741       90.0
721 - 740                       $2,258,054        10          0.98          $225,805         6.071      358.47       729       85.9
701 - 720                       $2,535,746        11          1.10          $230,522         6.558      359.17       709       88.1
681 - 700                       $5,373,661        27          2.33          $199,024         6.795      358.93       689       86.2
661 - 680                      $17,980,815        92          7.78          $195,444         6.823      358.73       670       83.4
641 - 660                      $27,199,966       148         11.77          $183,784         6.884      358.92       651       81.9
621 - 640                      $43,897,925       230         19.00          $190,861         6.768      358.94       630       81.4
601 - 620                      $47,996,873       236         20.77          $203,377         6.821      358.97       610       79.9
581 - 600                      $25,662,114       131         11.10          $195,894         7.138      359.06       591       77.7
561 - 580                      $21,351,993       115          9.24          $185,670         7.253      358.92       570       77.6
541 - 560                      $20,372,575       119          8.82          $171,198         7.664      359.02       551       76.0
521 - 540                      $11,490,429        66          4.97          $174,097         7.952      356.68       533       74.4
501 - 520                       $3,923,697        30          1.70          $130,790         8.922      359.13       511       71.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578         7.049      358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $182,217,595       947         78.85          $192,416         6.948      358.87       620       80.8
A-                             $14,602,212        78          6.32          $187,208         7.378      359.01       591       77.9
B                              $19,900,725       107          8.61          $185,988         7.310      358.93       579       76.4
C                              $11,010,709        66          4.76          $166,829         7.708      357.65       573       73.2
C-                              $2,433,411        15          1.05          $162,227         7.089      359.33       588       75.2
D                                 $930,891         6          0.40          $155,149         8.184      359.38       539       68.6
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                      1-6


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
                              $231,095,544     1,219        100.00          $189,578        7.049       358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collatera Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $56,395,442       346         24.40          $162,993        7.834       358.53       603       79.1
12                              $9,299,646        38          4.02          $244,728        7.085       359.11       625       80.1
24                             $21,923,346       103          9.49          $212,848        6.911       358.64       607       80.5
36                            $143,477,109       732         62.09          $196,007        6.759       358.97       615       79.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $231,095,544     1,219        100.00          $189,578        7.049       358.84       612       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll             (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                    WA          CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION        MTR          BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
19 - 24            23          $20,562,755        98          9.72          $209,824        6.889       358.60      615        81.4
32 - 37            35         $190,946,365       997         90.28          $191,521        7.005       358.99      611        79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $211,509,120     1,095        100.00          $193,159        6.994       358.95      611        79.9

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Margin                       (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                     $402,065         2          0.19          $201,032        5.764       358.69       662       80.0
4.001 - 5.000                  $17,219,599        75          8.14          $229,595        5.841       358.99       634       78.7
5.001 - 6.000                  $84,890,276       410         40.14          $207,049        6.615       359.02       616       79.4
6.001 - 7.000                  $73,518,483       395         34.76          $186,123        7.321       358.95       606       79.9
7.001 - 8.000                  $35,478,696       213         16.77          $166,567        7.797       358.79       601       81.6
-----------------------------------------------------------------------------------------------------------------------------------

6.217                         $211,509,120     1,095        100.00          $193,159        6.994       358.95       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Maximum Rates                   (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $415,144         2          0.20          $207,572        5.841       358.00       646       80.0
11.001 - 11.500                   $467,784         2          0.22          $233,892        6.262       358.38       568       81.5
11.501 - 12.000                 $2,759,368        12          1.30          $229,947        5.793       358.14       649       79.1
12.001 - 12.500                 $6,754,416        33          3.19          $204,679        5.808       358.74       641       79.2
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                      1-7


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates             (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                $34,161,417       146         16.15          $233,982         6.063      358.94       626       80.0
13.001 - 13.500                $49,801,164       222         23.55          $224,330         6.443      359.00       621       80.2
13.501 - 14.000                $45,273,287       228         21.40          $198,567         6.871      358.97       609       79.8
14.001 - 14.500                $27,479,797       144         12.99          $190,832         7.360      359.07       606       79.2
14.501 - 15.000                $20,656,777       120          9.77          $172,140         7.821      358.94       596       80.6
15.001 - 15.500                 $9,511,492        62          4.50          $153,411         8.361      358.87       586       78.9
15.501 - 16.000                 $6,650,778        48          3.14          $138,558         8.764      358.94       600       81.5
16.001 - 16.500                 $1,614,422        13          0.76          $124,186         9.288      358.73       574       80.4
16.501 - 17.000                 $2,147,660        21          1.02          $102,270         9.806      359.19       573       79.3
17.001 - 17.500                 $1,832,901        17          0.87          $107,818        10.320      358.79       559       77.5
17.501 - 18.000                   $526,495         5          0.25          $105,299        10.867      358.88       570       88.5
18.001 - 18.500                   $277,510         5          0.13           $55,502        11.360      358.82       579       76.7
18.501 - 19.000                   $825,189         9          0.39           $91,688        11.874      358.78       559       77.5
19.001 - 19.500                   $353,517         6          0.17           $58,920        12.319      359.12       539       82.9
-----------------------------------------------------------------------------------------------------------------------------------

13.885                        $211,509,120     1,095        100.00          $193,159         6.994      358.95       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Initial Periodic Rate Cap                  (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $1,962,665        10          0.93          $196,267         6.906      358.30       609       79.1
1.500                         $181,901,698       949         86.00          $191,677         7.019      359.06       610       79.6
2.000                           $1,801,548         8          0.85          $225,194         6.318      358.23       631       78.9
3.000                          $25,843,208       128         12.22          $201,900         6.873      358.31       622       81.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $211,509,120     1,095        100.00          $193,159         6.994      358.95       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------


                                              Subsequent Periodic Rate Cap                (Excludes    124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $23,751,783       119         11.23          $199,595         6.888      358.32       620       81.3
1.500                         $187,757,337       976         88.77          $192,374         7.007      359.03       610       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $211,509,120     1,095        100.00          $193,159         6.994      358.95       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor                (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $163,231         1          0.08          $163,231         6.990      358.00       598       74.3
4.001 - 5.000                     $578,065         2          0.27          $289,032         5.384      358.48       643       75.1

-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-8


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 1
                                                   ARM and Fixed     $231,095,544
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor                (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                  $34,293,469       146         16.21          $234,887         5.852      358.96       630       79.5
6.001 - 7.000                  $97,707,803       459         46.20          $212,871         6.581      358.96       617       80.0
7.001 - 8.000                  $54,242,513       297         25.65          $182,635         7.546      358.96       603       80.0
8.001 - 9.000                  $16,653,267       112          7.87          $148,690         8.518      358.90       591       80.0
9.001 - 10.000                  $4,269,757        37          2.02          $115,399         9.450      358.89       572       79.7
> 10.000                        $3,601,015        41          1.70           $87,830        11.067      358.94       562       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $211,509,120     1,095        100.00          $193,159         6.994      358.95       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Next Interest Adjustment Date                (Excludes   124     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
05/06                             $205,695         1          0.10          $205,695         8.040      356.00       555       75.0
06/06                           $1,827,109        11          0.86          $166,101         6.556      357.00       622       84.0
07/06                           $7,399,414        35          3.50          $211,412         6.806      358.00       614       81.9
08/06                           $7,813,256        38          3.69          $205,612         6.932      359.02       624       80.7
09/06                           $3,317,281        13          1.57          $255,175         7.084      360.00       596       80.8
05/07                             $470,812         2          0.22          $235,406         6.667      356.00       630       82.1
06/07                           $1,870,741         8          0.88          $233,843         7.420      357.00       613       78.2
07/07                          $38,167,053       206         18.05          $185,277         7.038      358.00       618       80.9
08/07                         $108,918,464       566         51.50          $192,435         7.043      359.00       609       79.6
09/07                          $41,519,295       215         19.63          $193,113         6.860      360.00       610       79.1
-----------------------------------------------------------------------------------------------------------------------------------

                              $211,509,120     1,095        100.00          $193,159         6.994      358.95       611       79.9
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-9


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                                                       Range
                                                                                                       -----
(As of Calculation Date)

Total Number of Loans                                                              774
Total Outstanding Balance                                                 $222,727,835
Average Loan Balance                                                          $287,762           $37,588 to $853,933
WA Mortgage Rate                                                                6.809%            4.250% to 12.500%
Net WAC                                                                         6.300%            3.741% to 11.991%
ARM Characteristics
      WA Gross Margin                                                           6.308%            4.000% to 11.950%
      WA Months to First Roll                                                       33                 2 to 36
      WA First Periodic Cap                                                     1.776%            1.000% to 3.000%
      WA Subsequent Periodic Cap                                                1.413%            1.000% to 3.000%
      WA Lifetime Cap                                                          13.648%           11.150% to 19.500%
      WA Lifetime Floor                                                         6.793%            4.250% to 12.500%
WA Original Term (months)                                                          358               180 to 360
WA Remaining Term (months)                                                         357               178 to 360
WA LTV                                                                          79.57%            31.70% to 100.00%
   Percentage of Pool with CLTV > 100%                                           0.00%
WA FICO                                                                            614

Secured by (% of pool)                     1st Liens                           100.00%
                                           2nd Liens                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                83.76%




---------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:           Doc Types:      Purpose Codes         Occ Codes         Grades        Orig PP Term
 -------------       -----------           ----------      -------------         ---------         ------        ------------

CA        67.40%   SFR       82.19%   STATED     50.19%   RCO       82.07%   OO        95.73%   A       83.78%   0        16.24%
FL         4.11%   PUD       12.35%   FULL       49.81%   PUR       14.63%   INV        2.58%   A-       4.75%  12         4.77%
TX         3.53%   CND        3.16%                       RNC        3.30%   2H         1.68%   B        6.12%  24        11.93%
VA         3.10%   2 FAM      1.75%                                                             C        4.60%  36        49.77%
IL         2.08%   CNDP       0.29%                                                             C-       0.58%  60        17.29%
                                                                                                D        0.17%



---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       2-1


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                     $17,687,059        62          7.94          $285,275         6.879      357.75       623       80.4
2/28 LIB6M - IO                 $7,825,529        22          3.51          $355,706         6.314      358.17       619       80.6
3/27 LIB6M                    $105,249,572       365         47.25          $288,355         6.957      358.66       608       79.6
3/27 LIB6M - IO                $43,326,034       117         19.45          $370,308         6.499      359.06       610       79.8
15Yr Fixed                      $2,016,512        14          0.91          $144,037         7.277      178.86       608       78.4
15Yr Fixed - CC                    $39,116         1          0.02           $39,116        11.250      179.00       550       80.0
30Yr Fixed                     $40,480,304       173         18.17          $233,990         6.817      358.82       627       78.5
30Yr Fixed - CC                 $1,631,709         7          0.73          $233,101         7.522      358.62       630       82.5
30Yr Fixed - IO                 $4,472,000        13          2.01          $344,000         6.320      358.63       625       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $174,088,194       566         78.16          $307,576         6.806      358.64       611       79.8
Fixed 180                       $2,055,627        15          0.92          $137,042         7.353      178.86       607       78.4
Fixed 360                      $46,584,014       193         20.92          $241,368         6.794      358.80       627       78.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $537,814        12          0.24           $44,818        10.688      323.97       577       74.4
$50,000.01 - $75,000.00         $2,711,470        43          1.22           $63,057         9.299      337.27       588       77.8
$75,000.01 - $100,000.00        $4,204,330        48          1.89           $87,590         8.400      350.01       591       80.0
$100,000.01 - $150,000.00      $10,019,008        82          4.50          $122,183         7.955      353.14       598       78.1
$150,000.01 - $200,000.00      $12,135,754        69          5.45          $175,880         7.718      358.53       600       81.2
$200,000.01 - $250,000.00      $12,299,704        54          5.52          $227,772         6.946      358.45       612       78.0
$250,000.01 - $300,000.00      $15,683,964        57          7.04          $275,157         6.847      349.43       604       78.7
$300,000.01 - $350,000.00      $30,090,135        90         13.51          $334,335         6.625      358.68       624       80.7
$350,000.01 - $400,000.00      $58,726,769       156         26.37          $376,454         6.590      358.79       619       80.2
$400,000.01 - $450,000.00      $34,470,569        81         15.48          $425,563         6.456      356.70       618       78.9
$450,000.01 - $500,000.00      $26,737,088        56         12.00          $477,448         6.581      358.90       613       80.1
$500,000.01 - $550,000.00       $5,348,379        10          2.40          $534,838         6.501      359.10       619       77.8
$550,000.01 - $600,000.00       $6,268,934        11          2.81          $569,903         6.227      358.91       620       77.5
$600,000.01 - $650,000.00       $1,841,070         3          0.83          $613,690         6.957      359.00       584       77.8
$750,000.01 - $800,000.00         $798,912         1          0.36          $798,912         6.750      359.00       580       80.0
$850,000.01 - $900,000.00         $853,933         1          0.38          $853,933         8.375      358.00       600       75.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       2-2


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                           $800,638         5          0.36          $160,128         9.253      359.28       580       72.9
Alaska                            $154,641         1          0.07          $154,641         9.325      359.00       537       80.2
Arizona                         $1,625,697        10          0.73          $162,570         7.793      358.26       612       80.2
Arkansas                           $91,706         1          0.04           $91,706         9.325      358.00       579       90.0
California                    $150,124,968       432         67.40          $347,511         6.369      357.48       620       79.2
Colorado                          $863,782         3          0.39          $287,927         7.719      359.56       586       75.3
Connecticut                     $2,382,877         7          1.07          $340,411         7.511      358.76       584       78.0
Florida                         $9,157,374        48          4.11          $190,779         7.479      357.55       611       80.6
Georgia                         $3,556,159        19          1.60          $187,166         8.530      358.89       591       85.0
Hawaii                            $248,736         1          0.11          $248,736         7.000      359.00       611       77.8
Idaho                             $405,600         1          0.18          $405,600         6.990      359.00       607       80.0
Illinois                        $4,626,249        22          2.08          $210,284         8.241      357.70       591       81.8
Indiana                           $683,072         5          0.31          $136,614         8.403      358.78       563       83.6
Iowa                               $60,753         1          0.03           $60,753         7.275      359.00       645       80.0
Kansas                             $73,000         1          0.03           $73,000         9.875      360.00       618       94.8
Kentucky                          $543,680         5          0.24          $108,736         8.416      359.22       564       80.9
Louisiana                         $736,070         5          0.33          $147,214         8.550      358.65       585       84.6
Maine                             $288,674         2          0.13          $144,337         9.650      358.00       578       77.9
Maryland                        $3,111,454        12          1.40          $259,288         7.301      353.91       611       77.5
Massachusetts                     $977,084         4          0.44          $244,271         6.854      354.53       620       80.7
Michigan                        $2,890,040        14          1.30          $206,431         7.627      354.13       606       81.1
Minnesota                         $867,319         3          0.39          $289,106         7.886      351.87       648       78.9
Mississippi                       $218,900         2          0.10          $109,450        10.065      360.00       567       85.9
Missouri                        $3,137,143        18          1.41          $174,286         8.202      358.75       586       83.1
Nebraska                           $92,000         1          0.04           $92,000         7.500      360.00       666       80.0
Nevada                          $4,233,191        16          1.90          $264,574         7.419      355.16       593       77.8
New Hampshire                     $406,175         2          0.18          $203,087         6.657      246.29       582       71.1
New Jersey                      $1,950,905         6          0.88          $325,151         6.892      359.01       628       82.5
New Mexico                        $412,666         3          0.19          $137,555         9.441      359.41       546       84.3
New York                        $4,246,962        12          1.91          $353,914         7.807      356.57       600       78.8
North Carolina                  $1,250,993         4          0.56          $312,748         6.447      342.06       632       80.6
Ohio                              $375,274         4          0.17           $93,818        10.350      358.92       531       82.4
Oklahoma                          $853,295         8          0.38          $106,662         8.887      358.82       607       85.1
Oregon                            $754,801         4          0.34          $188,700         6.663      355.88       617       86.9
Pennsylvania                    $1,038,591         9          0.47          $115,399         7.358      346.78       601       75.2
South Carolina                     $75,953         1          0.03           $75,953         8.350      359.00       584       80.0
Tennessee                         $113,712         2          0.05           $56,856        10.329      357.93       591       72.8
Texas                           $7,869,156        37          3.53          $212,680         7.719      354.46       605       80.9
Virginia                        $6,907,397        24          3.10          $287,808         7.511      358.35       591       80.2
Washington                      $3,392,508        13          1.52          $260,962         7.163      358.64       616       78.3
Wisconsin                         $752,285         4          0.34          $188,071         7.959      358.23       597       76.8
Wyoming                           $376,357         2          0.17          $188,179         7.558      358.53       612       79.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       2-3


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                          $157,881         2          0.07           $78,940         7.421      359.00       617       36.9
50.01 - 55.00                      $55,000         1          0.02           $55,000         7.875      360.00       513       55.0
55.01 - 60.00                   $1,441,828         8          0.65          $180,229         7.170      350.33       569       58.0
60.01 - 65.00                   $2,290,721        12          1.03          $190,893         7.759      358.67       548       63.7
65.01 - 70.00                  $12,471,736        48          5.60          $259,828         6.806      356.67       582       68.9
70.01 - 75.00                  $38,941,201       132         17.48          $295,009         6.891      357.13       594       73.9
75.01 - 80.00                 $112,440,942       379         50.48          $296,678         6.678      356.79       616       79.5
80.01 - 85.00                  $24,815,579        80         11.14          $310,195         6.812      356.92       630       84.3
85.01 - 90.00                  $26,785,174        94         12.03          $284,949         6.932      358.06       641       89.6
90.01 - 95.00                   $2,245,190        11          1.01          $204,108         8.492      358.76       611       94.7
95.01 - 100.00                  $1,082,583         7          0.49          $154,655         8.184      358.39       624       98.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     $402,445         1          0.18          $402,445         4.250      359.00       516       68.9
4.501 - 5.000                     $388,000         1          0.17          $388,000         5.000      359.00       619       80.0
5.001 - 5.500                   $7,892,747        21          3.54          $375,845         5.392      358.30       643       79.0
5.501 - 6.000                  $40,226,404       109         18.06          $369,050         5.896      358.67       621       79.4
6.001 - 6.500                  $65,486,348       189         29.40          $346,489         6.339      355.86       625       79.3
6.501 - 7.000                  $51,714,799       160         23.22          $323,217         6.811      357.94       616       79.9
7.001 - 7.500                  $18,606,509        69          8.35          $269,660         7.303      357.60       604       79.5
7.501 - 8.000                  $12,189,553        50          5.47          $243,791         7.797      357.44       603       79.9
8.001 - 8.500                   $9,908,752        53          4.45          $186,958         8.315      354.24       590       78.8
8.501 - 9.000                   $5,740,709        40          2.58          $143,518         8.770      356.49       579       82.5
9.001 - 9.500                   $4,443,893        28          2.00          $158,710         9.345      355.29       573       80.4
9.501 - 10.000                  $2,284,546        17          1.03          $134,385         9.764      358.92       559       83.5
10.001 - 10.500                 $1,067,866        11          0.48           $97,079        10.256      343.05       552       76.3
10.501 - 11.000                   $740,213         7          0.33          $105,745        10.754      359.23       529       79.5
11.001 - 11.500                   $589,538         7          0.26           $84,220        11.445      347.06       531       78.3
11.501 - 12.000                   $806,526         7          0.36          $115,218        11.862      350.48       552       81.6
12.001 - 12.500                   $238,987         4          0.11           $59,747        12.405      325.50       573       80.1
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           $183,056,761       638         82.19          $286,923         6.771      356.79       614       79.4
PUD                            $27,503,579        90         12.35          $305,595         6.999      357.76       606       80.8




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       2-4


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
CND                             $7,039,060        26          3.16          $270,733         6.652      358.89       631       79.8
2 FAM                           $3,896,873        14          1.75          $278,348         7.208      358.31       617       78.0
CNDP                              $653,281         2          0.29          $326,641         7.809      359.47       634       80.0
3 FAM                             $511,952         3          0.23          $170,651         7.691      358.22       634       72.5
4 FAM                              $66,329         1          0.03           $66,329         9.125      358.00       650       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $182,792,170       643         82.07          $284,280         6.824      356.67       610       78.9
PUR                            $32,595,511       107         14.63          $304,631         6.705      358.60       637       83.0
RNC                             $7,340,154        24          3.30          $305,840         6.885      358.72       611       82.4
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $213,222,131       727         95.73          $293,290         6.781      357.11       614       79.7
INV                             $5,754,991        29          2.58          $198,448         7.096      355.42       636       78.1
2H                              $3,750,713        18          1.68          $208,373         7.916      354.33       606       76.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                       $2,055,627        15          0.92          $137,042         7.353      178.86       607       78.4
181 - 300                         $121,937         2          0.05           $60,968         8.413      288.26       579       78.3
301 - 360                     $220,550,271       757         99.02          $291,348         6.803      358.72       614       79.6
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                 $111,779,988       372         50.19          $300,484         7.046      358.53       614       79.9
FULL                          $110,947,847       402         49.81          $275,990         6.570      355.49       614       79.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       2-5


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
741 - 760                          $95,233         1          0.04           $95,233         7.000      358.00       745       80.0
721 - 740                         $972,799         4          0.44          $243,200         6.512      358.58       734       84.9
701 - 720                       $1,389,224         5          0.62          $277,845         6.404      358.64       710       86.5
681 - 700                       $8,839,895        26          3.97          $339,996         6.274      357.37       687       83.7
661 - 680                      $15,573,180        51          6.99          $305,356         6.449      357.71       670       82.9
641 - 660                      $29,392,040        95         13.20          $309,390         6.586      358.69       650       81.4
621 - 640                      $44,164,079       140         19.83          $315,458         6.497      357.25       630       80.8
601 - 620                      $47,875,662       152         21.50          $314,971         6.699      355.47       611       78.9
581 - 600                      $28,253,879       104         12.69          $271,672         6.945      356.67       591       78.3
561 - 580                      $21,926,092        84          9.84          $261,025         7.112      356.98       570       77.9
541 - 560                      $11,782,571        52          5.29          $226,588         7.486      357.18       551       76.4
521 - 540                       $8,019,430        33          3.60          $243,013         8.152      356.75       533       74.9
501 - 520                       $4,275,751        26          1.92          $164,452         8.448      358.66       513       72.1
<= 500                            $168,000         1          0.08          $168,000         9.450      360.00       500       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $186,592,426       624         83.78          $299,026         6.741      357.23       619       80.0
A-                             $10,583,213        39          4.75          $271,364         6.903      358.38       591       78.8
B                              $13,626,802        57          6.12          $239,067         7.155      356.70       598       76.8
C                              $10,250,110        46          4.60          $222,828         7.471      351.82       579       76.4
C-                              $1,291,284         7          0.58          $184,469         6.915      358.72       579       75.0
D                                 $384,000         1          0.17          $384,000         6.650      359.00       652       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762         6.809      357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $36,174,779       140         16.24          $258,391         7.673      356.53       602       79.8
12                             $10,613,021        28          4.77          $379,036         6.936      358.47       620       79.6
24                             $26,569,149        82         11.93          $324,014         6.602      358.31       618       79.8




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       2-6


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
36                            $110,859,549       359         49.77          $308,801        6.569       358.52       612       79.7
60                             $38,511,337       165         17.29          $233,402        6.793       351.84       627       78.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $222,727,835       774        100.00          $287,762        6.809       357.02       614       79.6

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll             (Excludes   208  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                WA              CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION     MTR             BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6            3                $195,092         2          0.11           $97,546        10.077      300.37       597       80.0
13 - 18         18                $393,975         1          0.23          $393,975         6.875      354.00       596       90.0
19 - 24         22             $25,039,082        82         14.38          $305,355         6.700      358.13       623       80.3
32 - 37         35            $148,460,044       481         85.28          $308,649         6.819      358.82       609       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $174,088,194       566        100.00          $307,576         6.806      358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                 (Excludes    208   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                     $388,000         1          0.22          $388,000        5.000       359.00       619       80.0
4.001 - 5.000                  $20,519,699        51         11.79          $402,347        5.791       358.91       625       78.5
5.001 - 6.000                  $73,638,824       196         42.30          $375,708        6.386       358.75       616       79.3
6.001 - 7.000                  $39,715,010       119         22.81          $333,740        6.876       358.30       610       80.8
7.001 - 8.000                  $15,783,319        54          9.07          $292,284        7.392       358.40       606       79.4
8.001 - 9.000                  $20,672,696       119         11.87          $173,720        8.262       358.82       589       80.7
9.001 - 10.000                  $2,787,468        20          1.60          $139,373        9.612       358.69       565       86.1
10.001 - 11.000                   $311,250         3          0.18          $103,750       10.709       358.74       519       71.3
11.001 - 12.000                   $271,926         3          0.16           $90,642       11.585       358.56       515       80.6
-----------------------------------------------------------------------------------------------------------------------------------

6.308                         $174,088,194       566        100.00          $307,576        6.806       358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates             (Excludes    208   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                 $2,500,594         7          1.44          $357,228        5.385       358.21       628       77.5
11.501 - 12.000                 $5,655,700        17          3.25          $332,688        5.906       357.91       633       80.0
12.001 - 12.500                 $9,424,979        29          5.41          $324,999        5.727       358.18       638       79.9
12.501 - 13.000                $36,648,471       100         21.05          $366,485        6.009       358.65       619       79.6
13.001 - 13.500                $42,430,487       118         24.37          $359,580        6.417       358.91       619       79.4
13.501 - 14.000                $36,837,232       108         21.16          $341,085        6.893       358.94       608       79.8
14.001 - 14.500                $14,528,660        51          8.35          $284,876        7.513       358.52       598       80.2




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       2-7


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates             (Excludes   208     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                 $8,264,554        32          4.75          $258,267         7.941      358.45       590       80.2
15.001 - 15.500                 $6,640,322        30          3.81          $221,344         8.350      358.44       590       79.5
15.501 - 16.000                 $3,739,675        22          2.15          $169,985         8.919      358.63       575       85.6
16.001 - 16.500                 $3,825,292        23          2.20          $166,317         9.309      357.74       575       80.0
16.501 - 17.000                 $1,219,279        10          0.70          $121,928         9.913      359.49       554       80.0
17.001 - 17.500                   $788,093         8          0.45           $98,512        10.267      359.21       558       76.3
17.501 - 18.000                   $450,233         3          0.26          $150,078        10.726      359.44       523       81.0
18.001 - 18.500                   $354,836         2          0.20          $177,418        11.471      359.00       521       77.9
18.501 - 19.000                   $705,807         5          0.41          $141,161        11.878      349.50       546       81.9
19.001 - 19.500                    $73,981         1          0.04           $73,981        12.500      359.00       569       80.0
-----------------------------------------------------------------------------------------------------------------------------------

13.648                        $174,088,194       566        100.00          $307,576         6.806      358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap            (Excludes   208     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $1,272,154         4          0.73          $318,038         6.807      358.00       630       79.5
1.500                         $138,545,123       419         79.58          $330,657         6.767      358.89       609       79.6
2.000                           $2,803,701        12          1.61          $233,642         7.164      358.07       613       83.8
3.000                          $31,467,216       131         18.08          $240,208         6.947      357.65       614       80.2
-----------------------------------------------------------------------------------------------------------------------------------

                              $174,088,194       566        100.00          $307,576         6.806      358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap          (Excludes   208     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $31,212,099       129         17.93          $241,954         6.994      357.93       614       80.4
1.500                         $142,558,786       436         81.89          $326,970         6.768      358.80       610       79.7
3.000                             $317,309         1          0.18          $317,309         5.550      358.00       611       69.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $174,088,194       566        100.00          $307,576         6.806      358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor          (Excludes   208     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   $1,066,073         3          0.61          $355,358         5.493      358.74       570       71.9
5.001 - 6.000                  $44,858,695       120         25.77          $373,822         5.820      358.61       623       79.4
6.001 - 7.000                  $82,523,918       233         47.40          $354,180         6.575      358.84       617       79.8
7.001 - 8.000                  $23,769,285        80         13.65          $297,116         7.507      358.45       600       80.0
8.001 - 9.000                  $13,276,225        70          7.63          $189,660         8.414      358.57       583       80.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       2-8


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group 2
                                                   ARM and Fixed     $222,727,835
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor          (Excludes   208     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                  $6,221,341        41          3.57          $151,740         9.462      358.12       568       81.2
> 10.000                        $2,372,657        19          1.36          $124,877        11.100      356.33       543       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $174,088,194       566        100.00          $307,576         6.806      358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date          (Excludes   208     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
11/04                             $115,562         1          0.07          $115,562        11.850      302.00       612       80.0
12/04                              $79,531         1          0.05           $79,531         7.500      298.00       576       80.0
03/06                             $393,975         1          0.23          $393,975         6.875      354.00       596       90.0
04/06                             $358,522         1          0.21          $358,522         7.050      355.00       548       80.0
05/06                           $1,772,066         6          1.02          $295,344         5.914      356.00       656       81.3
06/06                           $5,789,573        18          3.33          $321,643         6.251      357.00       625       80.4
07/06                           $7,175,899        26          4.12          $275,996         6.829      358.00       624       80.5
08/06                           $6,156,322        21          3.54          $293,158         7.065      359.00       619       81.0
09/06                           $3,786,700        10          2.18          $378,670         6.886      360.00       613       78.2
05/07                             $841,956         3          0.48          $280,652         6.677      356.00       634       75.4
06/07                           $4,997,934        23          2.87          $217,301         6.848      357.02       591       79.0
07/07                          $42,981,374       155         24.69          $277,299         6.917      358.00       614       80.1
08/07                          $71,364,859       217         40.99          $328,870         6.826      359.00       607       80.0
09/07                          $28,273,921        83         16.24          $340,650         6.655      360.00       607       78.6
-----------------------------------------------------------------------------------------------------------------------------------

                              $174,088,194       566        100.00          $307,576         6.806      358.64       611       79.8

-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       2-9


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------

Summary of Loans in Statistical Calculation Pool                                                       Range
                                                                                                       -----
(As of Calculation Date)

Total Number of Loans                                                            1,993
Total Outstanding Balance                                                 $453,823,379
Average Loan Balance                                                          $227,709            $24,700 to $853,933
WA Mortgage Rate                                                                6.931%             4.250% to 12.650%
Net WAC                                                                         6.422%             3.741% to 12.141%
ARM Characteristics
      WA Gross Margin                                                           6.258%             3.750% to 11.950%
      WA Months to First Roll                                                       33                  2 to 36
      WA First Periodic Cap                                                     1.725%             1.000% to 3.000%
      WA Subsequent Periodic Cap                                                1.430%             1.000% to 3.000%
      WA Lifetime Cap                                                          13.778%            10.750% to 19.500%
      WA Lifetime Floor                                                         6.896%             0.500% to 12.500%
WA Original Term (months)                                                          359                180 to 360
WA Remaining Term (months)                                                         358                178 to 360
WA LTV                                                                          79.69%             31.70% to 100.00%
   Percentage of Pool with CLTV > 100%                                           0.00%
WA FICO                                                                            613

Secured by (% of pool)                     1st Liens                           100.00%
                                           2nd Liens                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                79.60%



---------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:           Doc Types:      Purpose Codes         Occ Codes         Grades        Orig PP Term
 -------------       -----------           ----------      -------------         ---------         ------        ------------

CA        58.91%   SFR       79.03%   FULL       50.50%   RCO       82.80%   OO        95.03%   A      81.27%   0         20.40%
FL         5.33%   PUD       11.81%   STATED     49.50%   PUR       14.64%   INV        2.82%   A-      5.55%   12         4.39%
TX         4.23%   2 FAM      4.25%                       RNC        2.57%   2H         2.15%   B       7.39%   24        10.69%
NV         3.32%   CND        3.62%                                                             C       4.68%   36        56.04%
IL         3.11%   3 FAM      0.76%                                                             C-      0.82%   60         8.49%
                                                                                                D       0.29%



---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-1


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Description
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                     $33,261,354       138          7.33          $241,024         6.922      358.15       621       80.9
2/28 LIB6M - IO                $12,813,989        44          2.82          $291,227         6.437      358.35       614       80.9
3/27 LIB6M                    $269,671,811     1,252         59.42          $215,393         7.038      358.84       610       79.6
3/27 LIB6M - IO                $69,850,160       227         15.39          $307,710         6.492      359.13       611       80.2
15Yr Fixed                      $2,153,162        16          0.47          $134,573         7.528      178.93       604       78.3
15Yr Fixed - CC                    $39,116         1          0.01           $39,116        11.250      179.00       550       80.0
30Yr Fixed                     $58,558,979       286         12.90          $204,752         7.039      358.82       623       78.5
30Yr Fixed - CC                 $3,002,808        16          0.66          $187,676         8.070      358.73       620       80.9
30Yr Fixed - IO                 $4,472,000        13          0.99          $344,000         6.320      358.63       625       79.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $385,597,314     1,661         84.97          $232,148         6.909      358.81       611       79.9
Fixed 180                       $2,192,277        17          0.48          $128,957         7.594      178.94       603       78.3
Fixed 360                      $66,033,788       315         14.55          $209,631         7.037      358.80       623       78.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                 $24,700         1          0.01           $24,700        11.500      360.00       519       65.0
$25,000.01 - $50,000.00         $1,174,450        27          0.26           $43,498        10.750      343.04       575       76.5
$50,000.01 - $75,000.00         $8,088,822       128          1.78           $63,194         9.039      350.50       599       78.6
$75,000.01 - $100,000.00       $13,636,926       155          3.00           $87,980         8.102      355.10       597       78.4
$100,000.01 - $150,000.00      $40,565,906       324          8.94          $125,203         7.700      357.49       604       79.2
$150,000.01 - $200,000.00      $53,785,153       303         11.85          $177,509         7.191      358.82       606       80.0
$200,000.01 - $250,000.00      $58,037,218       257         12.79          $225,826         6.916      358.85       610       79.2
$250,000.01 - $300,000.00      $71,014,139       258         15.65          $275,249         6.755      356.84       613       80.2
$300,000.01 - $350,000.00      $66,731,839       206         14.70          $323,941         6.637      358.84       621       80.4
$350,000.01 - $400,000.00      $63,561,660       169         14.01          $376,104         6.631      358.80       620       80.1
$400,000.01 - $450,000.00      $34,886,252        82          7.69          $425,442         6.467      356.73       618       78.9
$450,000.01 - $500,000.00      $27,205,088        57          5.99          $477,282         6.604      358.92       613       80.1
$500,000.01 - $550,000.00       $5,348,379        10          1.18          $534,838         6.501      359.10       619       77.8
$550,000.01 - $600,000.00       $6,268,934        11          1.38          $569,903         6.227      358.91       620       77.5
$600,000.01 - $650,000.00       $1,841,070         3          0.41          $613,690         6.957      359.00       584       77.8
$750,000.01 - $800,000.00         $798,912         1          0.18          $798,912         6.750      359.00       580       80.0
$850,000.01 - $900,000.00         $853,933         1          0.19          $853,933         8.375      358.00       600       75.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-2


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                         $1,120,123         8          0.25          $140,015         8.830      359.16       585       74.2
Alaska                            $459,786         2          0.10          $229,893         8.114      358.34       554       80.1
Arizona                         $4,810,791        32          1.06          $150,337         7.635      358.79       606       81.1
Arkansas                          $242,516         3          0.05           $80,839         9.080      358.62       607       87.7
California                    $267,338,515       938         58.91          $285,009         6.428      358.13       618       79.2
Colorado                        $3,402,029        18          0.75          $189,002         7.042      358.97       609       79.1
Connecticut                     $5,055,055        23          1.11          $219,785         7.951      358.95       590       77.5
Delaware                        $1,574,037         7          0.35          $224,862         8.024      358.99       599       81.8
Florida                        $24,166,967       136          5.33          $177,698         7.508      358.41       612       82.2
Georgia                         $6,778,991        43          1.49          $157,651         8.249      356.64       600       83.9
Hawaii                            $681,067         3          0.15          $227,022         6.656      359.26       609       77.8
Idaho                           $1,269,982         9          0.28          $141,109         7.698      359.17       585       80.3
Illinois                       $14,131,793        79          3.11          $178,883         7.714      358.60       600       79.7
Indiana                         $1,063,889         9          0.23          $118,210         8.170      359.00       587       81.7
Iowa                               $60,753         1          0.01           $60,753         7.275      359.00       645       80.0
Kansas                            $828,430         7          0.18          $118,347         7.892      359.37       678       82.6
Kentucky                          $937,485         8          0.21          $117,186         7.891      359.23       585       80.4
Louisiana                       $1,505,888        12          0.33          $125,491         8.658      358.96       585       84.7
Maine                             $493,398         3          0.11          $164,466         8.966      358.00       564       74.1
Maryland                        $7,298,252        33          1.61          $221,159         7.290      356.61       619       79.2
Massachusetts                   $3,567,622        14          0.79          $254,830         6.896      357.69       627       78.7
Michigan                        $5,392,820        35          1.19          $154,081         7.715      356.36       607       80.7
Minnesota                       $2,246,458        11          0.50          $204,223         7.980      356.33       623       79.7
Mississippi                       $772,825         7          0.17          $110,404         8.436      358.88       559       85.8
Missouri                        $4,568,358        29          1.01          $157,530         8.213      358.84       594       82.9
Nebraska                          $509,860         6          0.11           $84,977         7.678      359.12       636       80.2
Nevada                         $15,088,843        68          3.32          $221,895         7.162      357.65       600       78.2
New Hampshire                     $846,363         4          0.19          $211,591         7.284      304.91       569       72.7
New Jersey                      $6,591,942        29          1.45          $227,308         7.635      358.77       603       79.3
New Mexico                        $998,671         7          0.22          $142,667         8.406      359.09       576       81.4
New York                       $11,972,460        43          2.64          $278,429         7.653      358.21       612       77.9
North Carolina                  $2,924,624        15          0.64          $194,975         7.599      351.73       617       84.0
North Dakota                      $170,876         1          0.04          $170,876         7.600      359.00       597       89.5
Ohio                            $1,247,347        13          0.27           $95,950         8.269      358.62       613       81.7
Oklahoma                        $2,143,940        24          0.47           $89,331         8.493      358.84       600       83.1
Oregon                          $2,766,436        17          0.61          $162,732         6.728      358.17       627       82.1
Pennsylvania                    $3,506,225        31          0.77          $113,104         7.748      355.23       602       78.9
Rhode Island                      $495,130         3          0.11          $165,043         7.742      358.92       615       77.7
South Carolina                  $1,210,927         7          0.27          $172,990         8.724      358.91       573       79.8
Tennessee                       $1,379,834        10          0.30          $137,983         7.575      358.15       630       86.8
Texas                          $19,177,959       135          4.23          $142,059         7.913      356.65       597       80.5
Utah                            $1,448,935         8          0.32          $181,117         7.304      359.19       633       85.1
Vermont                           $136,106         1          0.03          $136,106         7.875      359.00       630       82.5
Virginia                       $11,106,998        46          2.45          $241,456         7.500      358.53       597       79.7
Washington                      $6,531,580        31          1.44          $210,696         6.992      358.86       618       80.3
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-3


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia                     $300,882         3          0.07          $100,294         9.445      359.28       569       76.5
Wisconsin                       $2,978,754        18          0.66          $165,486         8.180      358.70       609       79.7
Wyoming                           $520,857         3          0.11          $173,619         8.201      358.94       588       81.3
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                          $349,698         4          0.08           $87,425         7.707      358.76       582       41.5
50.01 - 55.00                     $991,210         6          0.22          $165,202         6.846      358.77       576       53.8
55.01 - 60.00                   $2,637,312        17          0.58          $155,136         7.271      354.32       568       58.3
60.01 - 65.00                   $7,063,726        41          1.56          $172,286         7.547      358.90       555       64.1
65.01 - 70.00                  $24,953,896       119          5.50          $209,697         7.069      357.84       576       68.9
70.01 - 75.00                  $69,028,585       287         15.21          $240,518         6.994      357.69       590       73.9
75.01 - 80.00                 $233,423,272     1,028         51.43          $227,065         6.814      357.89       614       79.5
80.01 - 85.00                  $50,205,848       205         11.06          $244,907         6.910      357.90       630       84.3
85.01 - 90.00                  $58,720,894       250         12.94          $234,884         7.054      358.47       645       89.6
90.01 - 95.00                   $3,596,342        18          0.79          $199,797         8.123      358.78       605       94.5
95.01 - 100.00                  $2,852,596        18          0.63          $158,478         8.213      358.50       617       99.5
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     $402,445         1          0.09          $402,445         4.250      359.00       516       68.9
4.501 - 5.000                     $666,065         2          0.15          $333,032         4.996      359.00       644       80.0
5.001 - 5.500                  $11,560,195        39          2.55          $296,415         5.398      358.49       644       79.2
5.501 - 6.000                  $70,964,156       237         15.64          $299,427         5.894      358.79       624       79.4
6.001 - 6.500                 $116,522,893       416         25.68          $280,103         6.335      357.25       624       79.4
6.501 - 7.000                 $106,340,216       429         23.43          $247,879         6.811      358.44       614       79.9
7.001 - 7.500                  $53,569,456       252         11.80          $212,577         7.329      358.49       607       79.6
7.501 - 8.000                  $37,942,480       201          8.36          $188,769         7.805      358.39       600       80.5
8.001 - 8.500                  $21,519,455       129          4.74          $166,817         8.325      356.75       589       78.9
8.501 - 9.000                  $14,209,554       101          3.13          $140,689         8.772      357.90       591       81.3
9.001 - 9.500                   $6,667,093        47          1.47          $141,853         9.329      356.42       573       80.2
9.501 - 10.000                  $5,079,349        43          1.12          $118,124         9.776      358.96       565       80.7
10.001 - 10.500                 $2,848,731        30          0.63           $94,958        10.347      353.04       557       77.4
10.501 - 11.000                 $1,649,358        18          0.36           $91,631        10.812      353.63       554       82.9
11.001 - 11.500                 $1,391,486        17          0.31           $81,852        11.402      342.88       538       78.0
11.501 - 12.000                 $1,852,355        20          0.41           $92,618        11.848      355.21       553       79.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-4


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                   $592,505        10          0.13           $59,250        12.354      345.56       552       81.8
12.501 - 13.000                    $45,589         1          0.01           $45,589        12.650      359.00       511       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           $358,673,092     1,589         79.03          $225,723         6.892      357.82       612       79.7
PUD                            $53,585,243       225         11.81          $238,157         7.093      358.23       609       80.7
2 FAM                          $19,275,767        80          4.25          $240,947         7.216      358.78       614       78.2
CND                            $16,423,049        76          3.62          $216,093         6.724      358.38       632       79.8
3 FAM                           $3,456,092        14          0.76          $246,864         7.442      359.00       611       73.2
4 FAM                           $1,271,304         5          0.28          $254,261         7.434      359.52       616       78.1
CNDP                            $1,138,832         4          0.25          $284,708         7.695      359.24       626       78.4
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $375,743,936     1,637         82.80          $229,532         6.937      357.78       609       79.0
PUR                            $66,426,843       309         14.64          $214,974         6.921      358.73       636       82.9
RNC                            $11,652,600        47          2.57          $247,928         6.791      358.74       615       83.6
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $431,260,539     1,852         95.03          $232,862         6.894      357.98       612       79.8
INV                            $12,794,794        83          2.82          $154,154         7.368      357.32       633       77.2
2H                              $9,768,047        58          2.15          $168,415         7.996      357.06       621       78.3
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                       $2,192,277        17          0.48          $128,957         7.594      178.94       603       78.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-5


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                         $121,937         2          0.03           $60,968         8.413      288.26       579       78.3
301 - 360                     $451,509,165     1,974         99.49          $228,728         6.927      358.83       613       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $229,159,354     1,098         50.50          $208,706         6.752      357.18       611       79.3
STATED INCOME                 $224,664,025       895         49.50          $251,021         7.114      358.73       614       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Unknown                           $126,572         1          0.03          $126,572         9.875      359.00                 70.0
781 - 800                         $565,122         2          0.12          $282,561         6.639      359.00       788       84.9
741 - 760                         $455,233         2          0.10          $227,617         6.328      359.58       742       87.9
721 - 740                       $3,230,853        14          0.71          $230,775         6.204      358.50       731       85.6
701 - 720                       $3,924,970        16          0.86          $245,311         6.504      358.99       709       87.5
681 - 700                      $14,213,556        53          3.13          $268,180         6.471      357.96       688       84.7
661 - 680                      $33,553,995       143          7.39          $234,643         6.649      358.26       670       83.2
641 - 660                      $56,592,006       243         12.47          $232,889         6.729      358.80       650       81.7
621 - 640                      $88,062,004       370         19.40          $238,005         6.632      358.09       630       81.1
601 - 620                      $95,872,535       388         21.13          $247,094         6.760      357.22       611       79.4
581 - 600                      $53,915,993       235         11.88          $229,430         7.037      357.81       591       78.0
561 - 580                      $43,278,085       199          9.54          $217,478         7.182      357.94       570       77.8
541 - 560                      $32,155,146       171          7.09          $188,042         7.599      358.34       551       76.1
521 - 540                      $19,509,859        99          4.30          $197,069         8.034      356.71       533       74.6
501 - 520                       $8,199,448        56          1.81          $146,419         8.675      358.89       512       71.6
<= 500                            $168,000         1          0.04          $168,000         9.450      360.00       500       80.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709         6.931      357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $368,810,021     1,571         81.27          $234,761         6.843      358.04       619       80.4
A-                             $25,185,425       117          5.55          $215,260         7.179      358.74       591       78.3
B                              $33,527,527       164          7.39          $204,436         7.247      358.02       587       76.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-6


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
C                              $21,260,819       112          4.68          $189,829        7.593       354.84       576       74.7
C-                              $3,724,696        22          0.82          $169,304        7.028       359.12       585       75.2
D                               $1,314,891         7          0.29          $187,842        7.736       359.27       572       72.0
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709        6.931       357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $92,570,221       486         20.40          $190,474        7.771       357.75       603       79.4
12                             $19,912,668        66          4.39          $301,707        7.005       358.77       622       79.9
24                             $48,492,495       185         10.69          $262,122        6.742       358.46       613       80.1
36                            $254,336,658     1,091         56.04          $233,123        6.676       358.77       613       79.8
60                             $38,511,337       165          8.49          $233,402        6.793       351.84       627       78.8
-----------------------------------------------------------------------------------------------------------------------------------

                              $453,823,379     1,993        100.00          $227,709        6.931       357.94       613       79.7

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll             (Excludes   332    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                    MA          CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION        WTR          BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6               3             $195,092         2          0.05           $97,546       10.077       300.37       597       80.0
13 - 18            18             $393,975         1          0.10          $393,975        6.875       354.00       596       90.0
19 - 24            22          $45,601,837       180         11.83          $253,344        6.785       358.34       619       80.8
32 - 37            35         $339,406,409     1,478         88.02          $229,639        6.924       358.92       610       79.7
-----------------------------------------------------------------------------------------------------------------------------------

                              $385,597,314     1,661        100.00          $232,148        6.909       358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                 (Excludes   332    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                     $790,065         3          0.20          $263,355        5.389       358.84       641       80.0
4.001 - 5.000                  $37,739,299       126          9.79          $299,518        5.814       358.95       629       78.6
5.001 - 6.000                 $158,529,100       606         41.11          $261,599        6.508       358.89       616       79.4
6.001 - 7.000                 $113,233,494       514         29.37          $220,299        7.165       358.73       607       80.2
7.001 - 8.000                  $51,262,015       267         13.29          $191,993        7.672       358.67       603       80.9
8.001 - 9.000                  $20,672,696       119          5.36          $173,720        8.262       358.82       589       80.7
9.001 - 10.000                  $2,787,468        20          0.72          $139,373        9.612       358.69       565       86.1
10.001 - 11.000                   $311,250         3          0.08          $103,750       10.709       358.74       519       71.3
11.001 - 12.000                   $271,926         3          0.07           $90,642       11.585       358.56       515       80.6
-----------------------------------------------------------------------------------------------------------------------------------

6.258                         $385,597,314     1,661        100.00          $232,148        6.909       358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-7


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------




                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates             (Excludes   332     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $415,144         2          0.11          $207,572         5.841      358.00       646       80.0
11.001 - 11.500                 $2,968,378         9          0.77          $329,820         5.523      358.24       618       78.1
11.501 - 12.000                 $8,415,067        29          2.18          $290,175         5.869      357.98       638       79.7
12.001 - 12.500                $16,179,395        62          4.20          $260,958         5.761      358.41       639       79.6
12.501 - 13.000                $70,809,888       246         18.36          $287,845         6.035      358.79       622       79.8
13.001 - 13.500                $92,231,651       340         23.92          $271,270         6.431      358.96       620       79.8
13.501 - 14.000                $82,110,519       336         21.29          $244,377         6.881      358.95       608       79.8
14.001 - 14.500                $42,008,457       195         10.89          $215,428         7.413      358.88       603       79.5
14.501 - 15.000                $28,921,331       152          7.50          $190,272         7.855      358.80       594       80.5
15.001 - 15.500                $16,151,814        92          4.19          $175,563         8.357      358.69       587       79.2
15.501 - 16.000                $10,390,453        70          2.69          $148,435         8.819      358.83       591       83.0
16.001 - 16.500                 $5,439,715        36          1.41          $151,103         9.303      358.03       575       80.1
16.501 - 17.000                 $3,366,938        31          0.87          $108,611         9.845      359.30       566       79.5
17.001 - 17.500                 $2,620,994        25          0.68          $104,840        10.304      358.92       558       77.1
17.501 - 18.000                   $976,728         8          0.25          $122,091        10.802      359.14       549       85.1
18.001 - 18.500                   $632,346         7          0.16           $90,335        11.422      358.92       547       77.4
18.501 - 19.000                 $1,530,996        14          0.40          $109,357        11.876      354.50       553       79.5
19.001 - 19.500                   $427,498         7          0.11           $61,071        12.350      359.10       544       82.4
-----------------------------------------------------------------------------------------------------------------------------------

13.778                        $385,597,314     1,661        100.00          $232,148         6.909      358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap            (Excludes   332     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $3,234,819        14          0.84          $231,058         6.867      358.18       617       79.3
1.500                         $320,446,821     1,368         83.10          $234,245         6.910      358.98       610       79.6
2.000                           $4,605,250        20          1.19          $230,262         6.833      358.13       620       81.9
3.000                          $57,310,424       259         14.86          $221,276         6.914      357.95       618       80.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $385,597,314     1,661        100.00          $232,148         6.909      358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap          (Excludes   332     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $54,963,882       248         14.25          $221,629         6.949      358.10       616       80.8
1.500                         $330,316,122     1,412         85.66          $233,935         6.904      358.93       610       79.7
3.000                             $317,309         1          0.08          $317,309         5.550      358.00       611       69.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $385,597,314     1,661        100.00          $232,148         6.909      358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                       A-8


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor          (Excludes   332     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $163,231         1          0.04          $163,231         6.990      358.00       598       74.3
4.001 - 5.000                   $1,644,138         5          0.43          $328,828         5.455      358.65       595       73.0
5.001 - 6.000                  $79,152,164       266         20.53          $297,565         5.834      358.76       626       79.5
6.001 - 7.000                 $180,231,721       692         46.74          $260,450         6.578      358.90       617       79.9
7.001 - 8.000                  $78,011,798       377         20.23          $206,928         7.534      358.80       602       80.0
8.001 - 9.000                  $29,929,492       182          7.76          $164,448         8.472      358.76       588       80.3
9.001 - 10.000                 $10,491,097        78          2.72          $134,501         9.457      358.43       569       80.6
> 10.000                        $5,973,672        60          1.55           $99,561        11.080      357.90       555       79.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $385,597,314     1,661        100.00          $232,148         6.909      358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date          (Excludes   332     Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT          # OF        % OF           AVERAGE          GROSS      REMG.                ORIG
DESCRIPTION                     BALANCE          LOAN        TOTAL          BALANCE           WAC       TERM        FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
11/04                             $115,562         1          0.03          $115,562        11.850      302.00       612       80.0
12/04                              $79,531         1          0.02           $79,531         7.500      298.00       576       80.0
03/06                             $393,975         1          0.10          $393,975         6.875      354.00       596       90.0
04/06                             $358,522         1          0.09          $358,522         7.050      355.00       548       80.0
05/06                           $1,977,761         7          0.51          $282,537         6.135      356.00       646       80.7
06/06                           $7,616,682        29          1.98          $262,644         6.324      357.00       625       81.3
07/06                          $14,575,312        61          3.78          $238,940         6.817      358.00       619       81.2
08/06                          $13,969,579        59          3.62          $236,773         6.991      359.01       622       80.8
09/06                           $7,103,981        23          1.84          $308,869         6.978      360.00       605       79.4
05/07                           $1,312,768         5          0.34          $262,554         6.673      356.00       632       77.8
06/07                           $6,868,675        31          1.78          $221,570         7.004      357.01       597       78.8
07/07                          $81,148,427       361         21.04          $224,788         6.974      358.00       616       80.4
08/07                         $180,283,323       783         46.75          $230,247         6.957      359.00       608       79.8
09/07                          $69,793,216       298         18.10          $234,205         6.777      360.00       609       78.9
-----------------------------------------------------------------------------------------------------------------------------------

                              $385,597,314     1,661        100.00          $232,148         6.909      358.81       611       79.9

-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                             ABS New Transaction


                       Revised Computational Materials
                       -------------------------------


                                 $738,000,000
                                (Approximate)


                                 CWABS, Inc.

                                  Depositor


                          ASSET-BACKED CERTIFICATES,

                                SERIES 2004-8





                          [COMPANY LOGO] Countrywide
                                  HOME LOANS
                          Seller and Master Servicer

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Revised Term Sheet                                                                                        Date: September 7, 2004

                                                  $738,000,000 (Approximate)
                                        CWABS Asset-Backed Certificates, Series 2004-8

-----------------------------------------------------------------------------------------------------------------------------------
                  Principal     WAL (Years)     Payment Window     Expected Ratings       Last Scheduled           Certificate
Class (1)(2)     Balance (3)     Call/Mat (4)    (Mos) Call/Mat (4)   (S&P/Fitch) (5)    Distribution Date             Type
-----            -------         --------        --------------       ----------         -----------------             ----
1-A               $320,340,000            Not Offered Herein            AAA/AAA                              Floating Rate Senior
2-A-1             $104,812,000     1.00 / 1.00    1-22 / 1-22           AAA/AAA            Sep 2021          Floating Rate Senior
2-A-2             $160,351,000     2.94 / 2.94    22-65 / 22-65         AAA/AAA            Oct 2032          Floating Rate Senior
2-A-3              $46,747,000     6.63 / 8.27    65-84 / 65-191        AAA/AAA            Feb 2035          Floating Rate Senior
M-1                $33,000,000     4.81 / 5.28    39-84 / 39-149         AA+AA+            Dec 2034        Floating Rate Mezzanine
M-2                $16,500,000     4.79 / 5.22    38-84 / 38-137         AA+/AA            Nov 2034        Floating Rate Mezzanine
M-3                 $8,625,000     4.78 / 5.19    38-84 / 38-129        AA+/AA-            Nov 2034        Floating Rate Mezzanine
M-4                 $9,000,000     4.78 / 5.16    38-84 / 38-124         AA+/A+            Oct 2034        Floating Rate Mezzanine
M-5                 $8,625,000     4.78 / 5.12    37-84 / 37-118          AA/A             Sep 2034        Floating Rate Mezzanine
M-6                 $8,250,000     4.77 / 5.05    37-84 / 37-112          AA/A-            Aug 2034        Floating Rate Mezzanine
M-7                 $8,625,000     4.77 / 4.97    37-84 / 37-104        AA-/BBB+           Jul 2034        Floating Rate Mezzanine
M-8                 $7,500,000     4.76 / 4.83    37-84 / 37-94          A+/BBB            Apr 2034        Floating Rate Mezzanine
B                   $5,625,000     4.60 / 4.60    37-82 / 37-82          A/BBB-            Nov 2033        Floating Rate Mezzanine
Total:            $738,000,000
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Class 1-A Certificates (the "Class 1-A Certificates" which are not offered herein) are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2)   The margins on the Senior Certificates and the Subordinate
      Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)   See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: [Standard and Poor's, Michael Mc Cormick 213-438-1937; Fitch, Kei Ishidoya 212-908-0238 .


Trust:                           Asset-Backed Certificates, Series 2004-8.

Depositor:                       CWABS, Inc.

Seller:                          Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                 Countrywide Home Loans Servicing LP.

Underwriters:                    Countrywide Securities Corporation (Lead Manager) and
                                 Greenwich Capital Markets, Inc. (Co-Manager) and Barclays
                                 Capital Inc. (Co-Manager).

Trustee:                         The Bank of New York, a New York banking corporation.

Offered Certificates:            The Senior Certificates (including the Class 1-A, which
                                 are not being offered herein) and the Subordinate
                                 Certificates are together referred to herein as the
                                 "Offered Certificates" and are expected to be offered as
                                 described in the final prospectus supplement.

Non-Offered Certificates:        The "Non-Offered Certificates" consist of the Class
                                 C, Class P and Class A-R Certificates.

                                 The Offered Certificates and Non-Offered Certificates
                                 are together referred to herein as the "Certificates."



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Federal Tax Status:              It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                    The Offered Certificates will be available in book-entry form through DTC,
                                 Clearstream, and the Euroclear System.

Statistical Pool
Calculation Date:                September 1, 2004.

Cut-off Date:                    As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:           September [8], 2004.

Expected Closing Date:           September 28, 2004.

Expected Settlement Date:        September 28, 2004.

Distribution Date:               The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.

Accrued Interest:                The price to be paid by investors for the Senior Certificates and the Subordinate
                                 Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:         The "Interest Accrual Period" for each Distribution Date with respect to the Senior
                                 Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the
                                 Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:               The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:               The Senior Certificates, the Class M-1, Class M-2 and Class M-3 Certificates will constitute
                                 "mortgage related securities" for the purposes of SMMEA.

Optional Termination:            The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                 Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:        The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                 ------------------------------------------------------------------------------------------------
                                 Fixed Rate Mortgage Loans
                                 ------------------------------------------------------------------------------------------------
                                 100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by
                                 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                 -------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------------------
                                 Adjustable Rate Mortgage Loans
                                 -------------------------------------------------------------------------------------------------
                                 100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month
                                 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                 --------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans:                  The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                 Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                 Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                 As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                 Statistical Pool Mortgage Loans was approximately $453,823,378.82 of which: (i)
                                 approximately $211,509,119.60 were conforming balance adjustable rate mortgage loans and approximately $19,586,424.26 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately
                                 $174,088,193.95 were adjustable rate mortgage loans and approximately $48,639,641.01 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans"
                                 and, together with the Group 1 Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:               The "Pass-Through Rate" for each class of Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and
                                 (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                   The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                    The "Net Rate Cap" is generally equal to the following:

                                 -------------------------------------------------------------------------------------------------
                                 Class
                                 -------------------------------------------------------------------------------------------------
                                 1-A           The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                               Loans less the MBIA guaranty fee (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                 -------------------------------------------------------------------------------------------------
                                 2-A           The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                               (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                 -------------------------------------------------------------------------------------------------
                                 Subordinate   The weighted average of the Adjusted Net Mortgage Rate of the Group 1
                                 Certificates  Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related group of Mortgage Loans over the aggregate principal balance of the Class 1-A and Class 2-A Certificates, as applicable (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                --------------------------------------------------------------------------------------------------

Net Rate Carryover:              For any Class of Senior Certificates or Subordinate Certificates and any Distribution Date, the
                                 "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net
                                 Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution
                                 Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from both loan groups, as described under the heading "Certificates Priority of
                                 Distributions" below.





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Corridor Contracts:              The Trust will include three Corridor Contracts for the benefit of the (i) Class 1-A
                                 Certificates, (ii) Class 2-A Certificates and (iii) Subordinate Certificates (the "Class 1-A
                                 Corridor Contract," "Class 2-A Corridor Contract," and "Subordinate Corridor Contract,"
                                 respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the
                                 notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each
                                 Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates any related Net Rate Carryover,
                                 (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                                 Certificates any related Net Rate Carryover, and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate
                                 Carryover. Amounts received under each Corridor Contract will be paid to the related Class or Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate
                                 Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate
                                 Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:              The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                                 Certificates, as the case may be:

                                    1)  Subordination
                                    2)  Overcollateralization
                                    3)  Excess Cashflow

                                --------------------------------------------------------------------------------------------------
                                                                                                              Target Subordination
                                       Class              S&P/Fitch           Initial Subordination (1)       at Stepdown (a)
                                --------------------------------------------------------------------------------------------------
                                 Senior Certificates       AAA/AAA                     15.95%                    31.90%
                                 -------------------------------------------------------------------------------------------------
                                  M-1                      AA+/AA+                     11.40%                    22.80%
                                 -------------------------------------------------------------------------------------------------
                                  M-2                       AA+/AA                      9.10%                    18.20%
                                 -------------------------------------------------------------------------------------------------
                                  M-3                       AA+/AA-                     7.95%                    15.90%
                                 -------------------------------------------------------------------------------------------------
                                  M-4                       AA+/A+                      6.75%                    13.50%
                                 -------------------------------------------------------------------------------------------------
                                  M-5                        AA/A                       5.60%                    11.20%
                                 -------------------------------------------------------------------------------------------------
                                  M-6                        AA/A-                      4.50%                     9.00%
                                 -------------------------------------------------------------------------------------------------
                                  M-7                      AA-/BBB+                     3.35%                     6.70%
                                 -------------------------------------------------------------------------------------------------
                                  M-8                       A+/BBB                      2.35%                     4.70%
                                 -------------------------------------------------------------------------------------------------
                                  B                         A/BBB-                      1.60%                     3.20%
                                 -------------------------------------------------------------------------------------------------

                                 a. Initial Overcollateralization at closing is 1.60%. Does not include any credit for Excess
                                    Interest.

                                    4)  MBIA Guaranty: MBIA will guarantee that (i) required payments of interest on the
                                        Class 1-A Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-A Certificates. The MBIA guaranty will not cover any
                                        Net Rate Cap Carryover, or any prepayment interest shortfall amounts for a
                                        Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Subordination:                   The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior
                                 Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                 Class M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Overcollateralization:           On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                                 Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                          Prior to the Stepdown Date, the Initial  Overcollateralization  Target will be equal to 1.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                                 (the "Initial Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing Date.

                                 On or after the Stepdown Date, the Overcollateralization Target will be equal to 3.20% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization
                                 Target will be equal to the Overcollateralization Target on the Distribution Date
                                 immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:                 "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                 "Certificates Priority of Distributions."

Trigger Event:                   A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                                 Distribution Date.

Delinquency Trigger:             With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [TBD%] of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of
                                 (i) the aggregate current principal balance of the Mortgage Loans for the preceding
                                 Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage
                                 Loans for the preceding Distribution Date.

Cumulative Loss Trigger:         A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:

                                    Period (month)          Percentage
                                    --------------          ----------
                                      37 - 48               [TBD%] with respect to October 2007, plus an
                                                            additional 1/12th of 1.50% for each month thereafter
                                      49 - 60               [TBD%] with respect to October 2008, plus an additional
                                                            1/12th of 1.00% for each month thereafter
                                      61 - 72               [TBD%] with respect to October 2009, plus an additional
                                                            1/12th of 1.00% for each month thereafter

                                      73+                   [TBD%]




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Stepdown Date:                   The earlier to occur of:
                                     (i) the Distribution Date on which the aggregate principal balance of the Senior
                                            Certificates is reduced to zero; and
                                    (ii) the later to occur of:
                                            a.  the Distribution Date in October 2007.
                                            b.  the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to [68.10%] of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:            Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                 Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
                                 Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                 1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any MBIA reimbursements and then to the Class 1-A Certificates current and unpaid interest, and (b)
                                 from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A
                                 Certificates, pro rata based on their respective entitlements, current and unpaid interest,
                                 (ii) from any remaining interest funds related to all of the Mortgage Loans, first to pay any remaining MBIA guaranty fee and MBIA reimbursements and then to each class of Senior
                                 Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage
                                 Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                                 2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any MBIA reimbursements remaining unpaid from Interest Funds, and then to the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the Class 2-A
                                 Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions"
                                 below), then (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                                 M-7, Class M-8 and Class B Certificates, each as described more fully under "Principal
                                 Paydown" below;
                                 3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as
                                 applicable) to restore Overcollateralization as described under "Overcollateralization Target"
                                 and "Principal Paydown," respectively;
                                 4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3,
                                 Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                                 5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                                 Rate Carryover; and
                                 6) To the Class C Certificates, any remaining amount.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Principal Paydown:               Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date, 100%
                                 of the available principal funds from each Loan Group will be paid to the related Senior
                                 Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates. If, prior to the
                                 Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior
                                 Certificates are retired prior to the other group of Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior
                                 Certificates until they are retired (as described in the Prospectus Supplement).

                                 On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate
                                 Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A
                                 Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 31.90% Subordination, (ii) second, to the
                                 Class M-1 Certificates such that the Class M-1 Certificates will have 22.80% Subordination,
                                 (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have
                                 18.20% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3
                                 Certificates will have 15.90% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 13.50% Subordination, (vi) sixth, to the Class M-5
                                 Certificates such that the Class M-5 Certificates will have 11.20% Subordination, (vii)
                                 seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 9.00%
                                 Subordination, (viii) eighth, to the Class M-7 Certificates, such that the Class M-7
                                 Certificates will have 6.70% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 4.70% Subordination and (x) tenth, to the Class B
                                 Certificates such that the Class B Certificates will have 3.20% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.

                                 As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Senior Certificates related to the other Loan
                                 Group.

Class 2-A
Principal Distributions:         Principal distributed on the Class 2-A Certificates will be applied sequentially, to the Class
                                 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                                 Provided, however, that if (i) the aggregate certificate principal balance of the Senior
                                 Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool and (ii) the aggregate certificate principal balance of the Class 2-A
                                 Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

          Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Discount Margin Tables (%) (1)


      Class 2-A1 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     0.150%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                       15.0          15.0        15.0          15.0       15.0
      ---------------------------------------------------------------------------------------------------------------
      WAL (yr)                          1.57          1.24        1.00          0.85       0.75
      MDUR (yr)                         1.55          1.22        0.99          0.85       0.75
      First Prin Pay                    Oct04        Oct04       Oct04          Oct04      Oct04
      Last Prin Pay                     Apr07        Nov06       Jul06          Mar06      Dec05
      ---------------------------------------------------------------------------------------------------------------

      Class 2-A-1 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
          Margin                      0.150%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing
      Prepayment Speed                  50%           75%         100%          125%       150%

      ================================================================================================================
      DM @ 100-00                       15.0          15.0        15.0          15.0       15.0
      ================================================================================================================
      WAL (yr)                          1.57          1.24        1.00          0.85       0.75
      MDUR (yr)                         1.55          1.22        0.99          0.85       0.75
      First Prin Pay                    Oct04         Oct04       Oct04         Oct04      Oct04
      Last Prin Pay                     Apr07         Nov06       Jul06         Mar06      Dec05
      -----------------------------------------------------------------------------------------------------------------

      Class 2-A-1 (To Call)
      ---------------------------------------------------------------------------------------------------------------
          Margin                      0.350%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing
      Prepayment Speed                  50%           75%         100%          125%       150%

      ================================================================================================================
      DM @ 100-00                       35.0          35.0        35.0          35.0       35.0
      ================================================================================================================
      WAL (yr)                          5.38          3.77        2.94          2.34       2.02
      MDUR (yr)                         5.08          3.63        2.85          2.29       1.99
      First Prin Pay                    Apr07         Nov06       Jul06         Mar06      Dec05
      Last Prin Pay                     Apr15         Dec11       Feb10         Dec08      May07
      ----------------------------------------------------------------------------------------------------------------

      Class 2-A-2 (To Maturity)
      ----------------------------------------------------------------------------------------------------------------
          Margin                      0.350%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing
      Prepayment Speed                  50%           75%         100%          125%       150%

      ================================================================================================================
      DM @ 100-00                       35.0          35.0        35.0          35.0       35.0
      ================================================================================================================
      WAL (yr)                          5.38          3.77        2.94          2.34       2.02
      MDUR (yr)                         5.08          3.63        2.85          2.29       1.99
      First Prin Pay                    Apr07        Nov06        Jul06        Mar06      Dec05
      Last Prin Pay                     Apr15        Dec11        Feb10        Dec08      May07
      -----------------------------------------------------------------------------------------------------------------



(1)  See definition of Pricing Prepayment Speed above.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



      Class 2-A-3 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     0.530%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                       53.0          53.0        53.0          535.0       53.0
      ===============================================================================================================
      WAL (yr)                         12.94          8.86        6.63           5.15       3.70
      MDUR (yr)                        11.28          8.07        6.18           4.88       3.56
      First Prin Pay                   Apr15          Dec11       Feb10         Dec08      May07
      Last Prin Pay                    May18          Jan14       Sep11         Feb10      Feb09
      ----------------------------------------------------------------------------------------------------------------

      Class 2-A-3 (To Maturity)
      ----------------------------------------------------------------------------------------------------------------
         Margin                         0.530%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                       60.3          61.9        62.4           63.0       64.0
      ===============================================================================================================
      WAL (yr)                         15.60         11.01        8.27           6.48       4.78
      MDUR (yr)                        13.11          9.71        7.53           6.02       4.51
      First Prin Pay                   Apr15         Dec11       Feb10          Dec08      May07
      Last Prin Pay                    Feb31         May25       Aug20          Apr17      Dec14
      ---------------------------------------------------------------------------------------------------------------

      Class M-1 (To Call)
      ----------------------------------------------------------------------------------------------------------------
         Margin                         0.700%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      70.0           70.0        70.0           70.0       70.0
      ---------------------------------------------------------------------------------------------------------------
      WAL (yr)                         9.15           6.27        4.81           4.19       4.24
      MDUR (yr)                        8.15           5.79        4.54           3.99       4.04
      First Prin Pay                  May09          Dec07       Dec07          Mar08      Jul08
      Last Prin Pay                   May18          Jan14       Sep11          Feb10      Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-1 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
      Margin                            0.700%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                     72.2           72.7        72.7           72.6       72.3
      ---------------------------------------------------------------------------------------------------------------
      WAL (yr)                        9.97           6.90        5.28           4.57       4.55
      MDUR (yr)                       8.71           6.28        4.92           4.31       4.32
      First Prin Pay                  May09         Dec07       Dec07          Mar08      Jul08
      Last Prin Pay                   Apr27         Feb21       Feb17          Jun14      Jul12
      ---------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



      Class M-2 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     0.800%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                       80.0          80.0        80.0          80.0       80.0
      ===============================================================================================================
      WAL (yr)                          9.15          6.27        4.79          4.08       3.90
      MDUR (yr)                         8.11          5.77        4.50          3.88       3.72
      First Prin Pay                   May09         Dec07       Nov07         Feb08      May08
      Last Prin Pay                    May18         Jan14       Sep11         Feb10      Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-2 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     0.800%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      82.4           82.8        82.9          82.8       82.4
      ===============================================================================================================
      WAL (yr)                         9.92           6.86        5.22          4.43       4.17
      MDUR (yr)                        8.63           6.22        4.86          4.18       3.96
      First Prin Pay                   May09         Dec07       Nov07         Feb08       May08
      Last Prin Pay                    Nov25         Nov19       Feb16         Aug13       Nov11
      ---------------------------------------------------------------------------------------------------------------

      Class M-3 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     0.900%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                     90.0           90.0        90.0          90.0       90.0
      ---------------------------------------------------------------------------------------------------------------
      WAL (yr)                        9.15           6.27        4.78          4.03       3.77
      MDUR (yr)                       8.06           5.75        4.48          3.83       3.60
      First Prin Pay                 May09          Dec07       Nov07         Jan08      Mar08
      Last Prin Pay                  May18          Jan14       Sep11         Feb10      Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-3 (To Maturity)
      ----------------------------------------------------------------------------------------------------------------
           Margin                     0.900%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                    92.5            93.0        93.0          93.0       92.6
      WAL (yr)                       9.87            6.82        5.19          4.35       4.03
      MDUR (yr)                      8.55            6.17        4.81          4.10       3.82
      First Prin Pay                May09           Dec07       Nov07         Jan08      Mar08
      Last Prin Pay                 Nov24           Jan19       Jun15         Feb13      Jun11
      ---------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



      Class M-4 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     1.300%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      130.0         130.0       130.0         130.0      130.0
      ===============================================================================================================
      WAL (yr)                          9.15          6.27        4.78          4.01        3.71
      MDUR (yr)                         7.89          5.66        4.43          3.77        3.51
      First Prin Pay                    May09        Dec07       Nov07         Dec07       Feb08
      Last Prin Pay                     May18        Jan14       Sep11         Feb10       Feb09
      ----------------------------------------------------------------------------------------------------------------

      Class M-4 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     1.300%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      133.3         134.0       134.0         134.0      133.5
      ===============================================================================================================
      WAL (yr)                          9.83          6.78        5.16          4.31       3.94
      MDUR (yr)                         8.33          6.04        4.73          4.02       3.71
      First Prin Pay                    May09        Dec07       Nov07         Dec07      Feb08
      Last Prin Pay                     Mar24        Jul18       Jan15         Oct12      Mar11
      ----------------------------------------------------------------------------------------------------------------

      Class M-5 (To Call)
      ----------------------------------------------------------------------------------------------------------------
           Margin                      1.400%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      140.0         140.0       140.0        140.0        140.0
      ===============================================================================================================
      WAL (yr)                          9.15          6.27        4.78         3.99         3.65
      MDUR (yr)                         7.85          5.64        4.41         3.74         3.45
      First Prin Pay                   May09         Dec07       Oct07        Dec07         Jan08
      Last Prin Pay                    May18         Jan14       Sep11        Feb10        Feb09
      ----------------------------------------------------------------------------------------------------------------

      Class M-5 (To Maturity)
      ----------------------------------------------------------------------------------------------------------------
          Margin                      1.400%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      143.2         143.9       143.9        143.9        143.4
      ===============================================================================================================
      WAL (yr)                          9.77          6.73        5.12         4.26         3.86
      MDUR (yr)                         8.24          5.98        4.68         3.96         3.63
      First Prin Pay                    May09        Dec07       Oct07        Dec07        Jan08
      Last Prin Pay                     Jun23        Nov17       Jul14        May12        Nov10
      ---------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



      Class M-6 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     1.500%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      155.0          155.0       155.0         155.0      155.0
      ===============================================================================================================
      WAL (yr)                          9.15           6.27        4.77          3.97       3.61
      MDUR (yr)                         7.79           5.61        4.38          3.71       3.40
      First Prin Pay                    May09         Dec07       Oct07         Nov07      Dec07
      Last Prin Pay                     May18         Jan14       Sep11         Feb10      Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-6 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     1.550%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 100-00                      158.0          158.7       158.7         158.7      158.2
      ===============================================================================================================
      WAL (yr)                          9.68           6.66        5.05          4.19       3.78
      MDUR (yr)                         8.12           5.89        4.60          3.89       3.55
      First Prin Pay                   May09          Dec07       Oct07         Nov07      Dec07
      Last Prin Pay                    Jul22          Mar17       Jan14         Dec11      Jul10
      ---------------------------------------------------------------------------------------------------------------


      Class M-7 (To Call)
      ---------------------------------------------------------------------------------------------------------------
      Margin                          3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 95.83                       358.1          379.1       400.0         417.6      428.6
      ===============================================================================================================
      WAL (yr)                          9.15           6.27        4.77          3.95       3.57
      MDUR (yr)                         7.13           5.24        4.14          3.52       3.22
      First Prin Pay                   May09          Dec07       Oct07         Nov07      Dec07
      Last Prin Pay                    May18          Jan14       Sep11         Feb10      Feb09
      ---------------------------------------------------------------------------------------------------------------

      Class M-7 (To Maturity)
      ---------------------------------------------------------------------------------------------------------------
      Margin                          3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 95.83                       360.4          381.2       401.6         418.7      429.2
      ===============================================================================================================
      WAL (yr)                          9.53           6.55        4.97          4.11       3.69
      MDUR (yr)                         7.31           5.41        4.28          3.64       3.32
      First Prin Pay                   May09          Dec07       Oct07         Nov07      Dec07
      Last Prin Pay                    Jun21          Apr16       May13         Jun11      Feb10
      ---------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



      Class M-8 (To Call)
      ---------------------------------------------------------------------------------------------------------------
           Margin                     3.000%
      ---------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 89.96                        445.7         497.9       550.1         594.6      625.0
      ===============================================================================================================
      WAL (yr)                           9.15          6.27        4.76          3.94       3.52
      MDUR (yr)                          6.98          5.14        4.06          3.45       3.13
      First Prin Pay                    May09         Dec07       Oct07         Oct07      Nov07
      Last Prin Pay                     May18         Jan14       Sep11         Feb10      Feb09
      ----------------------------------------------------------------------------------------------------------------

      Class M-8 (To Maturity)
      ----------------------------------------------------------------------------------------------------------------
      Margin                          3.000%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 89.96                        445.8         497.4       549.1         593.1      623.5
      ===============================================================================================================
      WAL (yr)                           9.27          6.37        4.83          3.99       3.55
      MDUR (yr)                          7.03          5.19        4.10          3.49       3.16
      First Prin Pay                    May09         Dec07       Oct07         Oct07      Nov07
      Last Prin Pay                     Nov19         Mar15       Jul12         Oct10      Aug09
      ----------------------------------------------------------------------------------------------------------------


      Class B (To Call)
      -----------------------------------------------------------------------------------------------------------------
      Margin                          3.000%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 83.19                       561.7          655.7        750.1        831.5      884.1
      ===============================================================================================================
      WAL (yr)                          8.84           6.06         4.60         3.80       3.40
      MDUR (yr)                         6.67           4.90         3.87         3.28       2.99
      First Prin Pay                   May09          Dec07        Oct07        Oct07      Oct07
      Last Prin Pay                    Jan18          Nov13        Jul11        Jan10      Dec08
      ----------------------------------------------------------------------------------------------------------------

      Class B (To Maturity)
      ----------------------------------------------------------------------------------------------------------------
      Margin                          3.000%
      ----------------------------------------------------------------------------------------------------------------
      Percent of Pricing                50%           75%         100%          125%       150%
      Prepayment Speed

      ===============================================================================================================
      DM @ 83.19                       561.7          655.7        750.1        831.5      884.1
      ===============================================================================================================
      WAL (yr)                          8.84           6.06         4.60         3.80       3.40
      MDUR (yr)                         6.67           4.90         3.87         3.28       2.99
      First Prin Pay                   May09          Dec07        Oct07        Oct07      Oct07
      Last Prin Pay                    Jan18          Nov13        Jul11        Jan10      Dec08
      ----------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
               Class 2-A Corridor Contract Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------------------------------------------------
          Notional Schedule    Cap Strike   Cap Ceiling          Notional Schedule   Cap Strike  Cap Ceiling
Period            ($)               (%)         (%)      Period        ($)               (%)          (%)
----------------------------------------------------------------------------------------------------------------------------------
  1         310,985,000         6.74953%    8.25000%      47       78,889,481        8.07701%      9.99143%
  2         308,998,501         5.84626%    8.25000%      48       76,647,985        8.65898%      9.79942%
  3         306,511,255         6.04936%    8.25000%      49       74,478,932        8.94457%     10.78513%
  4         303,524,678         5.84605%    8.25000%      50       72,373,365        8.63664%     10.80183%
  5         300,042,230         5.84658%    8.25000%      51       70,329,371        8.92140%     10.78897%
  6         296,069,485         6.49967%    8.25000%      52       68,345,099        8.61579%     10.80576%
  7         291,614,047         5.84638%    8.25000%      53       66,418,764        8.62900%     10.79269%
  8         286,685,666         6.04949%    8.25000%      54       64,548,827        9.67095%     10.00131%
  9         281,305,668         5.84620%    8.25000%      55       62,737,847        8.69899%     10.12684%
  10        275,506,299         6.04934%    8.25000%      56       60,979,467        8.98476%     10.09406%
  11        269,429,185         5.84550%    8.24958%      57       59,272,113        8.67493%     10.13611%
  12        263,153,092         5.84330%    8.24959%      58       57,614,262        8.96127%     10.10365%
  13        256,960,156         6.04612%    8.24958%      59       56,004,236        8.67130%     10.14624%
  14        250,886,780         5.84275%    8.24960%      60       54,440,881        8.74157%      9.78367%
  15        244,930,531         6.04557%    8.24959%      61       52,922,392        9.02840%     10.24120%
  16        239,089,035         5.84223%    8.24960%      62       51,447,723        8.71639%     10.29591%
  17        233,379,297         5.84213%    8.24923%      63       50,015,572        9.00231%     10.25392%
  18        227,777,692         6.49473%    8.24915%      64       48,624,675        8.69232%     10.30952%
  19        222,282,174         5.84191%    8.24925%      65       47,273,807        8.69495%     10.33109%
  20        216,890,746         6.04486%    8.24923%      66       45,961,781        9.71972%     10.26648%
  21        211,601,451         5.84593%    8.24859%      67       44,687,446        8.74174%     10.41593%
  22        206,412,547         6.07137%    8.24855%      68       43,449,685        9.02766%     10.37741%
  23        201,321,132         6.07046%    8.24824%      69       42,247,414        8.71515%     10.42763%
  24        196,300,347         6.07267%    8.24829%      70       41,079,585        9.00119%     10.39063%
  25        191,246,761         6.28429%    9.24828%      71       39,945,179        8.70224%     10.45324%
  26        184,454,530         6.06226%    9.24837%      72       38,843,208        8.74824%     10.51858%
  27        169,334,787         6.27053%    9.24714%      73       37,772,716        9.03395%     10.48334%
  28        155,273,519         6.06347%    9.24268%      74       36,732,773        8.72052%     10.52969%
  29        142,270,642         6.16233%    9.22602%      75       35,722,480        9.00525%     10.49487%
  30        131,207,329         6.86047%    9.22281%      76       34,740,963        8.69355%     10.54176%
  31        125,680,692         6.17292%    9.22548%      77       33,787,376        8.68969%     10.55749%
  32        120,330,954         6.38578%    9.22474%      78       32,860,897        9.68642%     10.49036%
  33        115,141,081         6.17095%    9.22434%      79       31,960,729        8.71053%     10.61764%
  34        110,106,211         6.39091%    9.21734%      80       31,086,101        8.99429%     10.58535%
  35        105,221,551         6.26584%    9.13023%      81       30,236,263        8.68173%     10.62832%
  36        100,485,944         7.22249%    9.13063%      82       29,410,488        8.96520%     10.59714%
  37         95,884,129         7.46676%    10.12539%     83       28,608,072        8.66168%     10.64791%
  38         95,884,129         7.21276%    10.12979%     84       27,828,331        8.68654%     10.69265%
  39         95,884,129         7.45672%    10.12490%
  40         95,884,129         7.20593%    10.12266%
  41         93,856,190         7.26538%    10.03376%
  42         91,162,744         8.63771%    10.01826%
  43         88,558,993         8.05619%    10.03238%
  44         86,032,083         8.32425%    10.02590%
  45         83,579,679         8.03948%    10.03404%
  46         81,199,527         8.30923%    10.02353%






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
               Subordinate Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------
              Notional Schedule     Cap Strike    Cap Ceiling          Notional Schedule  Cap Strike  Cap Ceiling
Period               ($)                (%)           (%)      Period        ($)              (%)         (%)
--------------------------------------------------------------------------------------------------------------------
  1              107,625,000        6.88493%      8.25000%      47       65,232,407        8.41616%   10.02348%
  2              107,625,000        5.96425%      8.25000%      48       63,308,234        9.03365%   9.68729%
  3              107,625,000        6.17134%      8.25000%      49       61,448,718        9.33441%   10.66957%
  4              107,625,000        5.96415%      8.25000%      50       59,645,177        9.01663%   10.68982%
  5              107,625,000        5.96439%      8.25000%      51       57,895,895        9.31672%   10.67290%
  6              107,625,000        6.63012%      8.25000%      52       56,199,207        9.00024%   10.69316%
  7              107,625,000        5.96420%      8.25000%      53       54,553,506        9.00513%   10.68603%
  8              107,625,000        6.17123%      8.25000%      54       52,957,323        9.50000%   9.50000%
  9              107,625,000        5.96398%      8.25000%      55       51,413,385        9.10520%   9.88469%
  10             107,625,000        6.17099%      8.25000%      56       49,915,633        9.40737%   9.84328%
  11             107,625,000        5.96349%      8.24979%      57       48,462,657        9.08655%   9.89277%
  12             107,625,000        5.96130%      8.24979%      58       47,053,092        9.38873%   9.85166%
  13             107,625,000        6.16818%      8.24979%      59       45,685,530        9.07918%   9.90166%
  14             107,625,000        5.96099%      8.24980%      60       44,358,808        9.17486%   9.45053%
  15             107,625,000        6.16788%      8.24980%      61       43,072,591        9.47885%   9.89623%
  16             107,625,000        5.96071%      8.24981%      62       41,824,653        9.15502%   9.96146%
  17             107,625,000        5.96063%      8.24962%      63       40,613,832        9.45824%   9.90760%
  18             107,625,000        6.62598%      8.24959%      64       39,439,000        9.13562%   9.97319%
  19             107,625,000        5.96049%      8.24963%      65       38,299,063        9.13426%   9.98753%
  20             107,625,000        6.16743%      8.24962%      66       37,192,964        10.00000%  10.00000%
  21             107,625,000        5.96243%      8.24930%      67       36,119,674        9.20698%   10.09191%
  22             107,625,000        6.18047%      8.24929%      68       35,078,200        9.51117%   10.04210%
  23             107,625,000        6.08300%      8.24909%      69       34,067,577        9.18563%   10.10258%
  24             107,625,000        6.16793%      8.24912%      70       33,025,999        9.48956%   10.05375%
  25             107,625,000        6.38228%      9.24911%      71       31,968,191        9.17195%   10.12127%
  26             107,625,000        6.16223%      9.24916%      72       30,941,652        9.23800%   10.20363%
  27             107,625,000        6.37581%      9.24855%      73       29,945,437        9.54268%   10.15744%
  28             107,625,000        6.16461%      9.24636%      74       28,978,630        9.21544%   10.21395%
  29             107,625,000        6.21842%      9.23750%      75       28,040,341        9.51926%   10.16817%
  30             107,625,000        6.96479%      9.22466%      76       27,129,709        9.19313%   10.22485%
  31             107,625,000        6.26706%      9.22715%      77       26,245,901        9.18752%   10.23597%
  32             107,625,000        6.48388%      9.22643%      78       25,388,105        10.25686%  10.25686%
  33             107,625,000        6.26647%      9.22659%      79       24,555,539        9.22824%   10.31040%
  34             107,625,000        6.48682%      9.22279%      80       23,747,442        9.53184%   10.26761%
  35             107,625,000        6.32065%      9.17741%      81       22,963,078        9.20436%   10.32054%
  36             107,625,000        7.43914%      9.13770%      82       22,201,731        9.50743%   10.27852%
  37             107,625,000        7.69227%     10.13340%      83       21,462,709        9.18540%   10.33592%
  38             100,915,281        7.43254%     10.13739%      84       20,745,342        9.22496%   10.39277%
  39             92,308,004         7.68517%     10.13325%
  40             83,963,336         7.42703%     10.13395%
  41             78,118,848         7.45434%     10.08478%
  42             75,793,943         9.01686%     10.03196%
  43             73,549,728         8.41278%     10.04571%
  44             71,373,532         8.69487%     10.03940%
  45             69,263,253         8.40003%     10.04676%
  46             67,216,863         8.68279%     10.03841%






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                            Class 2-A Available Funds Rate Schedule(1)
                            --------------------------------------------

----------------------------------------------    ---------------------------------------------
           Available Funds   Available Funds                Available Funds    Available Funds
Period         Rate (%)          Rate (%)         Period        Rate (%)           Rate (%)
-------    ---------------   ----------------     --------- ----------------   ----------------
                (2)               (3)                            (2)                (3)
  1            7.000             7.000              50          7.066              11.500
  2            6.096             8.500              51          7.297              11.500
  3            6.299             8.500              52          7.058              11.500
  4            6.096             8.500              53          7.054              11.500
  5            6.097             8.500              54          7.805              11.500
  6            6.750             8.500              55          7.045              11.500
  7            6.096             8.500              56          7.276              11.500
  8            6.299             8.500              57          7.037              11.500
  9            6.096             8.500              58          7.267              11.500
  10           6.299             8.500              59          7.028              11.500
  11           6.096             8.500              60          7.024              11.500
  12           6.093             8.500              61          7.253              12.000
  13           6.296             8.500              62          7.015              12.000
  14           6.093             8.500              63          7.244              12.000
  15           6.296             8.500              64          7.006              12.000
  16           6.092             8.500              65          7.002              12.000
  17           6.092             8.500              66          7.747              12.000
  18           6.745             8.500              67          6.993              12.000
  19           6.092             8.500              68          7.222              12.000
  20           6.295             8.500              69          6.984              12.000
  21           6.093             8.500              70          7.212              12.000
  22           6.309             8.500              71          6.975              12.000
  23           6.239             8.500              72          6.971              12.000
  24           6.241             8.500              73          7.198              12.000
  25           6.450             9.500              74          6.962              12.000
  26           6.235             9.500              75          7.189              12.000
  27           6.441             9.500              76          6.953              12.000
  28           6.231             9.500              77          6.948              12.000
  29           6.230             9.500              78          7.687              12.000
  30           6.901             9.500              79          6.939              12.000
  31           6.232             9.500              80          7.165              12.000
  32           6.439             9.500              81          6.930              12.000
  33           6.231             9.500              82          7.156              12.000
  34           6.440             9.500              83          6.920              12.000
  35           6.284             9.500              84          6.916              12.000
  36           7.116             9.500            ---------------------------------------------
  37           7.349            10.500
  38           7.109            10.500
  39           7.342            10.500
  40           7.101            10.500
  41           7.102            10.500
  42           7.590            10.500
  43           7.096            10.500
  44           7.328            10.500
  45           7.088            10.500
  46           7.320            10.500
  47           7.082            10.500
  48           7.074            10.500
  49           7.306            11.500
----------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumesthat 1-Month LIBOR stays at 1.670%, 6-Month LIBOR stays at 1.980%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumesthat 1-Month and 6-Month LIBO Rinstantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                  Revised Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                           Subordinate Available Funds Rate Schedule (1)
                           ---------------------------------------------

-------------------------------------------------   ---------------------------------------------
               Available Funds   Available Funds              Available Funds    Available Funds
Period            Rate (%)          Rate (%)        Period        Rate (%)           Rate (%)
----------     ---------------   ----------------   --------  ----------------   ----------------
                  (2)               (3)                            (2)                (3)
  1              7.135             7.135              50          7.207              11.500
  2              6.214             8.500              51          7.445              11.500
  3              6.421             8.500              52          7.202              11.500
  4              6.214             8.500              53          7.199              11.500
  5              6.214             8.500              54          7.967              11.884
  6              6.880             8.500              55          7.193              11.500
  7              6.214             8.500              56          7.430              11.500
  8              6.421             8.500              57          7.187              11.500
  9              6.214             8.500              58          7.424              11.500
  10             6.421             8.500              59          7.182              11.500
  11             6.213             8.500              60          7.179              11.500
  12             6.211             8.500              61          7.415              12.000
  13             6.418             8.500              62          7.173              12.000
  14             6.211             8.500              63          7.409              12.000
  15             6.418             8.500              64          7.167              12.000
  16             6.211             8.500              65          7.164              12.000
  17             6.211             8.500              66          7.928              12.324
  18             6.876             8.500              67          7.158              12.000
  19             6.210             8.500              68          7.393              12.000
  20             6.417             8.500              69          7.151              12.000
  21             6.211             8.500              70          7.387              12.000
  22             6.424             8.500              71          7.145              12.000
  23             6.290             8.500              72          7.142              12.000
  24             6.341             8.500              73          7.377              12.000
  25             6.553             9.500              74          7.136              12.000
  26             6.337             9.500              75          7.370              12.000
  27             6.549             9.500              76          7.129              12.000
  28             6.337             9.500              77          7.126              12.000
  29             6.338             9.500              78          7.886              12.106
  30             7.021             9.500              79          7.119              12.000
  31             6.341             9.500              80          7.353              12.000
  32             6.553             9.500              81          7.113              12.000
  33             6.341             9.500              82          7.346              12.000
  34             6.553             9.500              83          7.106              12.000
  35             6.370             9.500              84          7.103              12.000
  36             7.245             9.500            ---------------------------------------------
  37             7.484            10.500
  38             7.240            10.500
  39             7.479            10.500
  40             7.235            10.500
  41             7.233            10.500
  42             7.729            10.500
  43             7.228            10.500
  44             7.467            10.500
  45             7.223            10.500
  46             7.461            10.500
  47             7.219            10.500
  48             7.213            10.500
  49             7.450            11.500
-------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.670%, 6-Month LIBOR stays at 1.980%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumesthat 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------





                                                     Aggregate

                                            ARM and Fixed   $453,823,379

                                                  Detailed Report


Summary of Loans in Statistical Calculation Pool                                                       Range
(As of Calculation Date)                                                                               -----
Total Number of Loans                                                 1,993
Total Outstanding Balance                                      $453,823,379
Average Loan Balance                                               $227,709                   $24,700 to $853,933
WA Mortgage Rate                                                     6.931%                     4.250% to 12.650%
Net WAC                                                              6.422%                     3.741% to 12.141%
ARM Characteristics
         WA Gross Margin                                             6.258%                     3.750% to 11.950%
         WA Months to First Roll                                         33                            2 to 36
         WA First Periodic Cap                                       1.725%                     1.000% to 3.000%
         WA Subsequent Periodic Cap                                  1.430%                     1.000% to 3.000%
         WA Lifetime Cap                                            13.778%                   10.750% to 19.500%
         WA Lifetime Floor                                           6.896%                     0.500% to 12.500%
WA Original Term (months)                                               359                         180 to 360
WA Remaining Term (months)                                              358                         178 to 360
WA LTV                                                               79.69%                     31.70% to 100.00%
  Percentage of Pool with CLTV > 100%                                 0.00%
WA FICO                                                                 613

Secured by (% of pool)            1st Liens                         100.00%
                                  2nd Liens                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     79.60%






   Top 5 States:        Top 5 Prop:         Doc Types:        Purpose Codes       Occ Codes             Grades         Orig PP Term
   ------------         -----------         ----------        -------------       ---------             ------         ------------
CA          58.91%    SFR      79.03%    FULL      50.50%   RCO       82.80%    OO       95.03%     A         81.27%   0    20.40%
FL           5.33%    PUD      11.81%    STATED    49.50%   PUR       14.64%    INV       2.82%     A-         5.55%   12    4.39%
TX           4.23%    2 FAM     4.25%                       RNC        2.57%    2H        2.15%     B          7.39%   24   10.69%
NV           3.32%    CND       3.62%                                                               C          4.68%   36   56.04%
IL           3.11%    3 FAM     0.76%                                                               C-         0.82%   60    8.49%
                                                                                                    D          0.29%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                                                             Aggregate
                                                   ARM and Fixed     $453,823,379
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                     $33,261,354      138      7.33       $241,024         6.922      358.15       621            80.9
2/28 LIB6M - IO                $12,813,989       44      2.82       $291,227         6.437      358.35       614            80.9
3/27 LIB6M                    $269,671,811    1,252     59.42       $215,393         7.038      358.84       610            79.6
3/27 LIB6M - IO                $69,850,160      227     15.39       $307,710         6.492      359.13       611            80.2
15Yr Fixed                      $2,153,162       16      0.47       $134,573         7.528      178.93       604            78.3
15Yr Fixed - CC                    $39,116        1      0.01        $39,116        11.250      179.00       550            80.0
30Yr Fixed                     $58,558,979      286     12.90       $204,752         7.039      358.82       623            78.5
30Yr Fixed - CC                 $3,002,808       16      0.66       $187,676         8.070      358.73       620            80.9
30Yr Fixed - IO                 $4,472,000       13      0.99       $344,000         6.320      358.63       625            79.7
----------------------------------------------------------------------------------------------------------------------------------
                              $453,823,379    1,993    100.00       $227,709         6.931      357.94       613            79.7
----------------------------------------------------------------------------------------------------------------------------------


                                                            Description
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $385,597,314    1,661     84.97       $232,148         6.909      358.81       611            79.9
Fixed 180                       $2,192,277       17      0.48       $128,957         7.594      178.94       603            78.3
Fixed 360                      $66,033,788      315     14.55       $209,631         7.037      358.80       623            78.7
----------------------------------------------------------------------------------------------------------------------------------
                              $453,823,379    1,993    100.00       $227,709         6.931      357.94       613            79.7
----------------------------------------------------------------------------------------------------------------------------------


                                                                        Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                 $24,700        1      0.01        $24,700        11.500      360.00       519            65.0
$25,000.01 - $50,000.00         $1,174,450       27      0.26        $43,498        10.750      343.04       575            76.5
$50,000.01 - $75,000.00         $8,088,822      128      1.78        $63,194         9.039      350.50       599            78.6
$75,000.01 - $100,000.00       $13,636,926      155      3.00        $87,980         8.102      355.10       597            78.4
$100,000.01 - $150,000.00      $40,565,906      324      8.94       $125,203         7.700      357.49       604            79.2
$150,000.01 - $200,000.00      $53,785,153      303     11.85       $177,509         7.191      358.82       606            80.0
$200,000.01 - $250,000.00      $58,037,218      257     12.79       $225,826         6.916      358.85       610            79.2
$250,000.01 - $300,000.00      $71,014,139      258     15.65       $275,249         6.755      356.84       613            80.2
$300,000.01 - $350,000.00      $66,731,839      206     14.70       $323,941         6.637      358.84       621            80.4
$350,000.01 - $400,000.00      $63,561,660      169     14.01       $376,104         6.631      358.80       620            80.1
$400,000.01 - $450,000.00      $34,886,252       82      7.69       $425,442         6.467      356.73       618            78.9
$450,000.01 - $500,000.00      $27,205,088       57      5.99       $477,282         6.604      358.92       613            80.1
$500,000.01 - $550,000.00       $5,348,379       10      1.18       $534,838         6.501      359.10       619            77.8
$550,000.01 - $600,000.00       $6,268,934       11      1.38       $569,903         6.227      358.91       620            77.5
$600,000.01 - $650,000.00       $1,841,070        3      0.41       $613,690         6.957      359.00       584            77.8
$750,000.01 - $800,000.00         $798,912        1      0.18       $798,912         6.750      359.00       580            80.0
$850,000.01 - $900,000.00         $853,933        1      0.19       $853,933         8.375      358.00       600            75.0
----------------------------------------------------------------------------------------------------------------------------------
                              $453,823,379    1,993    100.00       $227,709         6.931      357.94       613            79.7
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------





                                                     Aggregate

                                            ARM and Fixed       $453,823,379

                                                  Detailed Report

                                                                                 State
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                         $1,120,123        8      0.25       $140,015         8.830      359.16       585            74.2
Alaska                            $459,786        2      0.10       $229,893         8.114      358.34       554            80.1
Arizona                         $4,810,791       32      1.06       $150,337         7.635      358.79       606            81.1
Arkansas                          $242,516        3      0.05        $80,839         9.080      358.62       607            87.7
California                    $267,338,515      938     58.91       $285,009         6.428      358.13       618            79.2
Colorado                        $3,402,029       18      0.75       $189,002         7.042      358.97       609            79.1
Connecticut                     $5,055,055       23      1.11       $219,785         7.951      358.95       590            77.5
Delaware                        $1,574,037        7      0.35       $224,862         8.024      358.99       599            81.8
Florida                        $24,166,967      136      5.33       $177,698         7.508      358.41       612            82.2
Georgia                         $6,778,991       43      1.49       $157,651         8.249      356.64       600            83.9
Hawaii                            $681,067        3      0.15       $227,022         6.656      359.26       609            77.8
Idaho                           $1,269,982        9      0.28       $141,109         7.698      359.17       585            80.3
Illinois                       $14,131,793       79      3.11       $178,883         7.714      358.60       600            79.7
Indiana                         $1,063,889        9      0.23       $118,210         8.170      359.00       587            81.7
Iowa                               $60,753        1      0.01        $60,753         7.275      359.00       645            80.0
Kansas                            $828,430        7      0.18       $118,347         7.892      359.37       678            82.6
Kentucky                          $937,485        8      0.21       $117,186         7.891      359.23       585            80.4
Louisiana                       $1,505,888       12      0.33       $125,491         8.658      358.96       585            84.7
Maine                             $493,398        3      0.11       $164,466         8.966      358.00       564            74.1
Maryland                        $7,298,252       33      1.61       $221,159         7.290      356.61       619            79.2
Massachusetts                   $3,567,622       14      0.79       $254,830         6.896      357.69       627            78.7
Michigan                        $5,392,820       35      1.19       $154,081         7.715      356.36       607            80.7
Minnesota                       $2,246,458       11      0.50       $204,223         7.980      356.33       623            79.7
Mississippi                       $772,825        7      0.17       $110,404         8.436      358.88       559            85.8
Missouri                        $4,568,358       29      1.01       $157,530         8.213      358.84       594            82.9
Nebraska                          $509,860        6      0.11        $84,977         7.678      359.12       636            80.2
Nevada                         $15,088,843       68      3.32       $221,895         7.162      357.65       600            78.2
New Hampshire                     $846,363        4      0.19       $211,591         7.284      304.91       569            72.7
New Jersey                      $6,591,942       29      1.45       $227,308         7.635      358.77       603            79.3
New Mexico                        $998,671        7      0.22       $142,667         8.406      359.09       576            81.4
New York                       $11,972,460       43      2.64       $278,429         7.653      358.21       612            77.9
North Carolina                  $2,924,624       15      0.64       $194,975         7.599      351.73       617            84.0
North Dakota                      $170,876        1      0.04       $170,876         7.600      359.00       597            89.5
Ohio                            $1,247,347       13      0.27        $95,950         8.269      358.62       613            81.7
Oklahoma                        $2,143,940       24      0.47        $89,331         8.493      358.84       600            83.1
Oregon                          $2,766,436       17      0.61       $162,732         6.728      358.17       627            82.1
Pennsylvania                    $3,506,225       31      0.77       $113,104         7.748      355.23       602            78.9
Rhode Island                      $495,130        3      0.11       $165,043         7.742      358.92       615            77.7
South Carolina                  $1,210,927        7      0.27       $172,990         8.724      358.91       573            79.8
Tennessee                       $1,379,834       10      0.30       $137,983         7.575      358.15       630            86.8
Texas                          $19,177,959      135      4.23       $142,059         7.913      356.65       597            80.5
Utah                            $1,448,935        8      0.32       $181,117         7.304      359.19       633            85.1
Vermont                           $136,106        1      0.03       $136,106         7.875      359.00       630            82.5
Virginia                       $11,106,998       46      2.45       $241,456         7.500      358.53       597            79.7
Washington                      $6,531,580       31      1.44       $210,696         6.992      358.86       618            80.3








-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------




                                                     Aggregate

                                            ARM and Fixed     $453,823,379

                                                  Detailed Report


                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
West Virginia                     $300,882        3      0.07       $100,294         9.445      359.28       569            76.5
Wisconsin                       $2,978,754       18      0.66       $165,486         8.180      358.70       609            79.7
Wyoming                           $520,857        3      0.11       $173,619         8.201      358.94       588            81.3
----------------------------------------------------------------------------------------------------------------------------------
                              $453,823,379    1,993    100.00       $227,709         6.931      357.94       613            79.7
----------------------------------------------------------------------------------------------------------------------------------

                                                        Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
<=50.00                           $349,698        4      0.08        $87,425         7.707      358.76       582            41.5
50.01 - 55.00                     $991,210        6      0.22       $165,202         6.846      358.77       576            53.8
55.01 - 60.00                   $2,637,312       17      0.58       $155,136         7.271      354.32       568            58.3
60.01 - 65.00                   $7,063,726       41      1.56       $172,286         7.547      358.90       555            64.1
65.01 - 70.00                  $24,953,896      119      5.50       $209,697         7.069      357.84       576            68.9
70.01 - 75.00                  $69,028,585      287     15.21       $240,518         6.994      357.69       590            73.9
75.01 - 80.00                 $233,423,272    1,028     51.43       $227,065         6.814      357.89       614            79.5
80.01 - 85.00                  $50,205,848      205     11.06       $244,907         6.910      357.90       630            84.3
85.01 - 90.00                  $58,720,894      250     12.94       $234,884         7.054      358.47       645            89.6
90.01 - 95.00                   $3,596,342       18      0.79       $199,797         8.123      358.78       605            94.5
95.01 - 100.00                  $2,852,596       18      0.63       $158,478         8.213      358.50       617            99.5
-----------------------------------------------------------------------------------------------------------------------------------
                              $453,823,379    1,993    100.00       $227,709         6.931      357.94       613            79.7
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF     % OF         AVERAGE         GROSS        REMG.                     ORIG
DESCRIPTION                        BALANCE     LOAN     TOTAL        BALANCE           WAC        TERM      FICO             LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     $402,445        1      0.09       $402,445         4.250      359.00       516            68.9
4.501 - 5.000                     $666,065        2      0.15       $333,032         4.996      359.00       644            80.0
5.001 - 5.500                  $11,560,195       39      2.55       $296,415         5.398      358.49       644            79.2
5.501 - 6.000                  $70,964,156      237     15.64       $299,427         5.894      358.79       624            79.4
6.001 - 6.500                 $116,522,893      416     25.68       $280,103         6.335      357.25       624            79.4
6.501 - 7.000                 $106,340,216      429     23.43       $247,879         6.811      358.44       614            79.9
7.001 - 7.500                  $53,569,456      252     11.80       $212,577         7.329      358.49       607            79.6
7.501 - 8.000                  $37,942,480      201      8.36       $188,769         7.805      358.39       600            80.5
8.001 - 8.500                  $21,519,455      129      4.74       $166,817         8.325      356.75       589            78.9
8.501 - 9.000                  $14,209,554      101      3.13       $140,689         8.772      357.90       591            81.3
9.001 - 9.500                   $6,667,093       47      1.47       $141,853         9.329      356.42       573            80.2
9.501 - 10.000                  $5,079,349       43      1.12       $118,124         9.776      358.96       565            80.7
10.001 - 10.500                 $2,848,731       30      0.63        $94,958        10.347      353.04       557            77.4
10.501 - 11.000                 $1,649,358       18      0.36        $91,631        10.812      353.63       554            82.9
11.001 - 11.500                 $1,391,486       17      0.31        $81,852        11.402      342.88       538            78.0
11.501 - 12.000                 $1,852,355       20      0.41        $92,618        11.848      355.21       553            79.3






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                               Aggregate
                                                   ARM and Fixed                $453,823,379
                                                               Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                             CURRENT           # OF        % OF          AVERAGE      GROSS           REMG.                ORIG
DESCRIPTION                  BALANCE           LOAN       TOTAL          BALANCE       WAC            TERM        FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500             $592,505             10        0.13          $59,250     12.354          345.56        552     81.8
12.501 - 13.000              $45,589              1        0.01          $45,589     12.650          359.00        511     80.0
--------------------------------------------------------------------------------------------------------------------------------
                        $453,823,379          1,993      100.00         $227,709      6.931          357.94        613     79.7


--------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
--------------------------------------------------------------------------------------------------------------------------------
                             CURRENT           # OF        % OF          AVERAGE      GROSS           REMG.                ORIG
DESCRIPTION                  BALANCE           LOAN       TOTAL          BALANCE       WAC            TERM        FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
SFR                     $358,673,092          1,589       79.03         $225,723      6.892          357.82        612     79.7
PUD                      $53,585,243            225       11.81         $238,157      7.093          358.23        609     80.7
2 FAM                    $19,275,767             80        4.25         $240,947      7.216          358.78        614     78.2
CND                      $16,423,049             76        3.62         $216,093      6.724          358.38        632     79.8
3 FAM                     $3,456,092             14        0.76         $246,864      7.442          359.00        611     73.2
4 FAM                     $1,271,304              5        0.28         $254,261      7.434          359.52        616     78.1
CNDP                      $1,138,832              4        0.25         $284,708      7.695          359.24        626     78.4
--------------------------------------------------------------------------------------------------------------------------------
                        $453,823,379          1,993      100.00         $227,709      6.931          357.94        613     79.7


--------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
--------------------------------------------------------------------------------------------------------------------------------
                             CURRENT           # OF        % OF          AVERAGE      GROSS           REMG.                ORIG
DESCRIPTION                  BALANCE           LOAN       TOTAL          BALANCE       WAC            TERM        FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
RCO                     $375,743,936          1,637       82.80         $229,532      6.937          357.78        609     79.0
PUR                      $66,426,843            309       14.64         $214,974      6.921          358.73        636     82.9
RNC                      $11,652,600             47        2.57         $247,928      6.791          358.74        615     83.6
--------------------------------------------------------------------------------------------------------------------------------
                        $453,823,379          1,993      100.00         $227,709      6.931          357.94        613     79.7
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                               Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                             CURRENT           # OF        % OF          AVERAGE      GROSS           REMG.                ORIG
DESCRIPTION                  BALANCE           LOAN       TOTAL          BALANCE       WAC            TERM        FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
OO                      $431,260,539          1,852       95.03         $232,862      6.894          357.98        612     79.8
INV                      $12,794,794             83        2.82         $154,154      7.368          357.32        633     77.2
2H                        $9,768,047             58        2.15         $168,415      7.996          357.06        621     78.3
--------------------------------------------------------------------------------------------------------------------------------
                        $453,823,379          1,993      100.00         $227,709      6.931          357.94        613     79.7
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------------
                             CURRENT           # OF        % OF          AVERAGE      GROSS           REMG.                ORIG
DESCRIPTION                  BALANCE           LOAN       TOTAL          BALANCE       WAC            TERM        FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
121 - 180                 $2,192,277             17        0.48         $128,957      7.594          178.94        603     78.3






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                       ARM and Fixed              $453,823,379
                                                                 Detailed Report
                                                Range of Months Remaining to Scheduled Maturity

                                                        Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF          AVERAGE  GROSS          REMG.                   ORIG
DESCRIPTION                            BALANCE     LOAN     TOTAL          BALANCE   WAC            TERM          FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
181 - 300                               $121,937      2      0.03          $60,968  8.413          288.26          579     78.3
301 - 360                           $451,509,165  1,974     99.49         $228,728  6.927          358.83          613     79.7
--------------------------------------------------------------------------------------------------------------------------------
                                    $453,823,379  1,993    100.00         $227,709  6.931          357.94          613     79.7


--------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT   # OF      % OF          AVERAGE  GROSS          REMG.                   ORIG
DESCRIPTION                              BALANCE   LOAN     TOTAL          BALANCE   WAC            TERM          FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
FULL                                $229,159,354  1,098     50.50         $208,706  6.752          357.18          611     79.3
STATED INCOME                       $224,664,025    895     49.50         $251,021  7.114          358.73          614     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                    $453,823,379  1,993    100.00         $227,709  6.931          357.94          613     79.7
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT   # OF      % OF          AVERAGE  GROSS          REMG.                   ORIG
DESCRIPTION                              BALANCE   LOAN     TOTAL          BALANCE   WAC            TERM          FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
Unknown                                 $126,572      1      0.03         $126,572  9.875          359.00                  70.0
781 - 800                               $565,122      2      0.12         $282,561  6.639          359.00          788     84.9
741 - 760                               $455,233      2      0.10         $227,617  6.328          359.58          742     87.9
721 - 740                             $3,230,853     14      0.71         $230,775  6.204          358.50          731     85.6
701 - 720                             $3,924,970     16      0.86         $245,311  6.504          358.99          709     87.5
681 - 700                            $14,213,556     53      3.13         $268,180  6.471          357.96          688     84.7
661 - 680                            $33,553,995    143      7.39         $234,643  6.649          358.26          670     83.2
641 - 660                            $56,592,006    243     12.47         $232,889  6.729          358.80          650     81.7
621 - 640                            $88,062,004    370     19.40         $238,005  6.632          358.09          630     81.1
601 - 620                            $95,872,535    388     21.13         $247,094  6.760          357.22          611     79.4
581 - 600                            $53,915,993    235     11.88         $229,430  7.037          357.81          591     78.0
561 - 580                            $43,278,085    199      9.54         $217,478  7.182          357.94          570     77.8
541 - 560                            $32,155,146    171      7.09         $188,042  7.599          358.34          551     76.1
521 - 540                            $19,509,859     99      4.30         $197,069  8.034          356.71          533     74.6
501 - 520                             $8,199,448     56      1.81         $146,419  8.675          358.89          512     71.6
<= 500                                  $168,000      1      0.04         $168,000  9.450          360.00          500     80.0
--------------------------------------------------------------------------------------------------------------------------------
                                    $453,823,379  1,993    100.00         $227,709  6.931          357.94          613     79.7
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
--------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT   # OF      % OF          AVERAGE  GROSS          REMG.                   ORIG
DESCRIPTION                              BALANCE   LOAN     TOTAL          BALANCE   WAC            TERM          FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
A                                   $368,810,021  1,571     81.27         $234,761  6.843          358.04          619     80.4
A-                                   $25,185,425    117      5.55         $215,260  7.179          358.74          591     78.3
B                                    $33,527,527    164      7.39         $204,436  7.247          358.02          587     76.6




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Aggregate
                                                    ARM and Fixed       $453,823,379

                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
---------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF      % OF      AVERAGE  GROSS     REMG.            ORIG
DESCRIPTION                BALANCE     LOAN     TOTAL      BALANCE   WAC      TERM     FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
C                      $21,260,819      112      4.68     $189,829  7.593    354.84     576    74.7
C-                      $3,724,696       22      0.82     $169,304  7.028    359.12     585    75.2
D                       $1,314,891        7      0.29     $187,842  7.736    359.27     572    72.0
---------------------------------------------------------------------------------------------------------------------------------
                      $453,823,379    1,993    100.00     $227,709  6.931    357.94     613    79.7
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF      % OF      AVERAGE  GROSS     REMG.            ORIG
DESCRIPTION                BALANCE     LOAN     TOTAL      BALANCE   WAC      TERM     FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0                      $92,570,221      486     20.40     $190,474  7.771    357.75     603    79.4
12                     $19,912,668       66      4.39     $301,707  7.005    358.77     622    79.9
24                     $48,492,495      185     10.69     $262,122  6.742    358.46     613    80.1
36                    $254,336,658    1,091     56.04     $233,123  6.676    358.77     613    79.8
60                     $38,511,337      165      8.49     $233,402  6.793    351.84     627    78.8
---------------------------------------------------------------------------------------------------------------------------------
                      $453,823,379    1,993    100.00     $227,709  6.931    357.94     613    79.7
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      (Excludes 332 Fixed Rate
                                                               Range of Months to Roll                Morgages)
---------------------------------------------------------------------------------------------------------------------------------
                   WA      CURRENT     # OF      % OF      AVERAGE  GROSS     REMG.            ORIG
DESCRIPTION       MTR      BALANCE     LOAN     TOTAL      BALANCE   WAC      TERM     FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6               3     $195,092        2      0.05      $97,546 10.077    300.37     597    80.0
13 - 18            18     $393,975        1      0.10     $393,975  6.875    354.00     596    90.0
19 - 24            22  $45,601,837      180     11.83     $253,344  6.785    358.34     619    80.8
32 - 37            35 $339,406,409    1,478     88.02     $229,639  6.924    358.92     610    79.7
---------------------------------------------------------------------------------------------------------------------------------
                      $385,597,314    1,661    100.00     $232,148  6.909    358.81     611    79.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     (Excludes 332 Fixed Rate
                                                        Range of Margin                               Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                           CURRENT     # OF      % OF      AVERAGE  GROSS     REMG.            ORIG
DESCRIPTION                BALANCE     LOAN     TOTAL      BALANCE   WAC      TERM     FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000             $790,065        3      0.20     $263,355  5.389    358.84     641    80.0
4.001 - 5.000          $37,739,299      126      9.79     $299,518  5.814    358.95     629    78.6
5.001 - 6.000         $158,529,100      606     41.11     $261,599  6.508    358.89     616    79.4
6.001 - 7.000         $113,233,494      514     29.37     $220,299  7.165    358.73     607    80.2
7.001 - 8.000          $51,262,015      267     13.29     $191,993  7.672    358.67     603    80.9
8.001 - 9.000          $20,672,696      119      5.36     $173,720  8.262    358.82     589    80.7
9.001 - 10.000          $2,787,468       20      0.72     $139,373  9.612    358.69     565    86.1
10.001 - 11.000           $311,250        3      0.08     $103,750 10.709    358.74     519    71.3
11.001 - 12.000           $271,926        3      0.07      $90,642 11.585    358.56     515    80.6
---------------------------------------------------------------------------------------------------------------------------------
6.258                 $385,597,314    1,661    100.00     $232,148  6.909    358.81     611    79.9
---------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Aggregate

                                                     ARM and Fixed       $453,823,379

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      (Excludes 332 Fixed Rate
                                                                Range of Maximum Rates                 Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT    # OF     % OF        AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION                BALANCE    LOAN    TOTAL        BALANCE    WAC      TERM    FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000           $415,144       2     0.11       $207,572   5.841    358.00    646    80.0
11.001 - 11.500         $2,968,378       9     0.77       $329,820   5.523    358.24    618    78.1
11.501 - 12.000         $8,415,067      29     2.18       $290,175   5.869    357.98    638    79.7
12.001 - 12.500        $16,179,395      62     4.20       $260,958   5.761    358.41    639    79.6
12.501 - 13.000        $70,809,888     246    18.36       $287,845   6.035    358.79    622    79.8
13.001 - 13.500        $92,231,651     340    23.92       $271,270   6.431    358.96    620    79.8
13.501 - 14.000        $82,110,519     336    21.29       $244,377   6.881    358.95    608    79.8
14.001 - 14.500        $42,008,457     195    10.89       $215,428   7.413    358.88    603    79.5
14.501 - 15.000        $28,921,331     152     7.50       $190,272   7.855    358.80    594    80.5
15.001 - 15.500        $16,151,814      92     4.19       $175,563   8.357    358.69    587    79.2
15.501 - 16.000        $10,390,453      70     2.69       $148,435   8.819    358.83    591    83.0
16.001 - 16.500         $5,439,715      36     1.41       $151,103   9.303    358.03    575    80.1
16.501 - 17.000         $3,366,938      31     0.87       $108,611   9.845    359.30    566    79.5
17.001 - 17.500         $2,620,994      25     0.68       $104,840  10.304    358.92    558    77.1
17.501 - 18.000           $976,728       8     0.25       $122,091  10.802    359.14    549    85.1
18.001 - 18.500           $632,346       7     0.16        $90,335  11.422    358.92    547    77.4
18.501 - 19.000         $1,530,996      14     0.40       $109,357  11.876    354.50    553    79.5
19.001 - 19.500           $427,498       7     0.11        $61,071  12.350    359.10    544    82.4
----------------------------------------------------------------------------------------------------------------------------------
13.778                $385,597,314   1,661   100.00       $232,148   6.909    358.81    611    79.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      (Excludes 332 Fixed Rate
                                                             Initial Periodic Rate Cap                 Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT    # OF     % OF        AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION                BALANCE    LOAN    TOTAL        BALANCE    WAC      TERM    FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                   $3,234,819      14     0.84       $231,058   6.867    358.18    617    79.3
1.500                 $320,446,821   1,368    83.10       $234,245   6.910    358.98    610    79.6
2.000                   $4,605,250      20     1.19       $230,262   6.833    358.13    620    81.9
3.000                  $57,310,424     259    14.86       $221,276   6.914    357.95    618    80.9
----------------------------------------------------------------------------------------------------------------------------------
                      $385,597,314   1,661   100.00       $232,148   6.909    358.81    611    79.9
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       (Excludes 332 Fixed Rate
                                                          Subsequent Periodic Rate Cap                 Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT    # OF     % OF        AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION                BALANCE    LOAN    TOTAL        BALANCE    WAC      TERM    FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                  $54,963,882     248    14.25       $221,629   6.949    358.10    616    80.8
1.500                 $330,316,122   1,412    85.66       $233,935   6.904    358.93    610    79.7
3.000                     $317,309       1     0.08       $317,309   5.550    358.00    611    69.9
----------------------------------------------------------------------------------------------------------------------------------
                      $385,597,314   1,661   100.00       $232,148   6.909    358.81    611    79.9
----------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Aggregate
                                                     ARM and Fixed     $453,823,379

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (Excludes 332
                                                   Range of Lifetime Rate Floor                              Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                       CURRENT      # OF       % OF        AVERAGE     GROSS        REMG.             ORIG
DESCRIPTION            BALANCE      LOAN      TOTAL        BALANCE      WAC         TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 1.000              $163,231         1       0.04       $163,231     6.990       358.00     598     74.3
4.001 - 5.000       $1,644,138         5       0.43       $328,828     5.455       358.65     595     73.0
5.001 - 6.000      $79,152,164       266      20.53       $297,565     5.834       358.76     626     79.5
6.001 - 7.000     $180,231,721       692      46.74       $260,450     6.578       358.90     617     79.9
7.001 - 8.000      $78,011,798       377      20.23       $206,928     7.534       358.80     602     80.0
8.001 - 9.000      $29,929,492       182       7.76       $164,448     8.472       358.76     588     80.3
9.001 - 10.000     $10,491,097        78       2.72       $134,501     9.457       358.43     569     80.6
> 10.000            $5,973,672        60       1.55        $99,561    11.080       357.90     555     79.9
----------------------------------------------------------------------------------------------------------------------------------
                  $385,597,314     1,661     100.00       $232,148     6.909       358.81     611     79.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Excludes 332
                                                         Next Interest Adjustment Date                        Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                       CURRENT      # OF       % OF        AVERAGE    GROSS        REMG.              ORIG
DESCRIPTION            BALANCE      LOAN      TOTAL        BALANCE     WAC          TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
11/04                 $115,562         1       0.03       $115,562    11.850       302.00     612     80.0
12/04                  $79,531         1       0.02        $79,531    7.500        298.00     576     80.0
03/06                 $393,975         1       0.10       $393,975    6.875        354.00     596     90.0
04/06                 $358,522         1       0.09       $358,522    7.050        355.00     548     80.0
05/06               $1,977,761         7       0.51       $282,537    6.135        356.00     646     80.7
06/06               $7,616,682        29       1.98       $262,644    6.324        357.00     625     81.3
07/06              $14,575,312        61       3.78       $238,940    6.817        358.00     619     81.2
08/06              $13,969,579        59       3.62       $236,773    6.991        359.01     622     80.8
09/06               $7,103,981        23       1.84       $308,869    6.978        360.00     605     79.4
05/07               $1,312,768         5       0.34       $262,554    6.673        356.00     632     77.8
06/07               $6,868,675        31       1.78       $221,570    7.004        357.01     597     78.8
07/07              $81,148,427       361      21.04       $224,788    6.974        358.00     616     80.4
08/07             $180,283,323       783      46.75       $230,247    6.957        359.00     608     79.8
09/07              $69,793,216       298      18.10       $234,205    6.777        360.00     609     78.9
----------------------------------------------------------------------------------------------------------------------------------
                  $385,597,314     1,661     100.00       $232,148    6.909        358.81     611     79.9
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                        ARM and Fixed             $222,727,835

                                                              Detailed Report
Summary of Loans in Statistical Calculation Pool                                                        Range
(As of Calculation Date)

Total Number of Loans                                                           774
Total Outstanding Balance                                             $222,727,835
Average Loan Balance                                                       $287,762                 $37,588 to $853,933
WA Mortgage Rate                                                             6.809%                  4.250% to 12.500%
Net WAC                                                                      6.300%                  3.741% to 11.991%
ARM Characteristics
             WA Gross Margin                                                 6.308%                  4.000% to 11.950%
             WA Months to First Roll                                             33                       2 to 36
             WA First Periodic Cap                                           1.776%                  1.000% to 3.000%
             WA Subsequent Periodic Cap                                      1.413%                  1.000% to 3.000%
             WA Lifetime Cap                                                13.648%                 11.150% to 19.500%
             WA Lifetime Floor                                               6.793%                  4.250% to 12.500%
WA Original Term (months)                                                       358                     180 to 360
WA Remaining Term (months)                                                      357                     178 to 360
WA LTV                                                                       79.57%                  31.70% to 100.00%
Percentage of Pool with CLTV > 100%                                           0.00%
WA FICO                                                                         614

Secured by (% of pool)            1st Liens                                 100.00%
                                  2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             83.76%




----------------------------------------------------------------------------------------------------------------
Top 5 States    Top 5 Prop:       Doc Types     Purpose Codes     Occ Codes        Grades       Orig PP Term
------------    ----------        ---------     -------------     ---------        ------       ------------
CA  67.40%    SFR      82.19%   STATED  50.19%   RCO   82.07%   OO     95.73%    A    83.78%     0       16.24%
FL   4.11%    PUD      12.35%   FULL    49.81%   PUR   14.63%   INV    2.58%     A-   4.75%      12       4.77%
TX   3.53%    CND       3.16%                    RNC    3.30%   2H     1.68%     B    6.12%      24      11.93%
VA   3.10%    2 FAM     1.75%                                                    C    4.60%      36      49.77%
IL   2.08%    CNDP      0.29%                                                    C-   0.58%      60      17.29%
                                                                                 D    0.17%
----------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                               2-1


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                               Group 2
                                                     ARM and Fixed         $222,727,835

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                           Description
---------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF      % OF         AVERAGE      GROSS         REMG.                   ORIG
DESCRIPTION                          BALANCE     LOAN     TOTAL         BALANCE       WAC           TERM        FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                       $17,687,059       62      7.94        $285,275      6.879         357.75       623        80.4
2/28 LIB6M - IO                   $7,825,529       22      3.51        $355,706      6.314         358.17       619        80.6
3/27 LIB6M                      $105,249,572      365     47.25        $288,355      6.957         358.66       608        79.6
3/27 LIB6M - IO                  $43,326,034      117     19.45        $370,308      6.499         359.06       610        79.8
15Yr Fixed                        $2,016,512       14      0.91        $144,037      7.277         178.86       608        78.4
15Yr Fixed - CC                      $39,116        1      0.02         $39,116     11.250         179.00       550        80.0
30Yr Fixed                       $40,480,304      173     18.17        $233,990      6.817         358.82       627        78.5
30Yr Fixed - CC                   $1,631,709        7      0.73        $233,101      7.522         358.62       630        82.5
30Yr Fixed - IO                   $4,472,000       13      2.01        $344,000      6.320         358.63       625        79.7
---------------------------------------------------------------------------------------------------------------------------------
                                $222,727,835      774    100.00        $287,762      6.809         357.02       614        79.6
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                           Description
---------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF      % OF         AVERAGE      GROSS         REMG.                   ORIG
DESCRIPTION                          BALANCE     LOAN     TOTAL         BALANCE       WAC           TERM        FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                         $174,088,194      566     78.16        $307,576      6.806         358.64       611        79.8
Fixed 180                         $2,055,627       15      0.92        $137,042      7.353         178.86       607        78.4
Fixed 360                        $46,584,014      193     20.92        $241,368      6.794         358.80       627        78.8
---------------------------------------------------------------------------------------------------------------------------------
                                $222,727,835      774    100.00        $287,762      6.809         357.02       614        79.6
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF      % OF         AVERAGE      GROSS         REMG.                   ORIG
DESCRIPTION                          BALANCE     LOAN     TOTAL         BALANCE       WAC           TERM        FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00             $537,814       12      0.24         $44,818     10.688         323.97       577        74.4
$50,000.01 - $75,000.00           $2,711,470       43      1.22         $63,057      9.299         337.27       588        77.8
$75,000.01 - $100,000.00          $4,204,330       48      1.89         $87,590      8.400         350.01       591        80.0
$100,000.01 - $150,000.00        $10,019,008       82      4.50        $122,183      7.955         353.14       598        78.1
$150,000.01 - $200,000.00        $12,135,754       69      5.45        $175,880      7.718         358.53       600        81.2
$200,000.01 - $250,000.00        $12,299,704       54      5.52        $227,772      6.946         358.45       612        78.0
$250,000.01 - $300,000.00        $15,683,964       57      7.04        $275,157      6.847         349.43       604        78.7
$300,000.01 - $350,000.00        $30,090,135       90     13.51        $334,335      6.625         358.68       624        80.7
$350,000.01 - $400,000.00        $58,726,769      156     26.37        $376,454      6.590         358.79       619        80.2
$400,000.01 - $450,000.00        $34,470,569       81     15.48        $425,563      6.456         356.70       618        78.9
$450,000.01 - $500,000.00        $26,737,088       56     12.00        $477,448      6.581         358.90       613        80.1
$500,000.01 - $550,000.00         $5,348,379       10      2.40        $534,838      6.501         359.10       619        77.8
$550,000.01 - $600,000.00         $6,268,934       11      2.81        $569,903      6.227         358.91       620        77.5
$600,000.01 - $650,000.00         $1,841,070        3      0.83        $613,690      6.957         359.00       584        77.8
$750,000.01 - $800,000.00           $798,912        1      0.36        $798,912      6.750         359.00       580        80.0
$850,000.01 - $900,000.00           $853,933        1      0.38        $853,933      8.375         358.00       600        75.0
---------------------------------------------------------------------------------------------------------------------------------
                                $222,727,835      774    100.00        $287,762      6.809         357.02       614        79.6
---------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-2


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                            Group 2
                                                    ARM and Fixed     $222,727,835

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                              State
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF         % OF          AVERAGE    GROSS        REMG.                 ORIG
DESCRIPTION                         BALANCE       LOAN        TOTAL          BALANCE     WAC          TERM       FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                            $800,638          5         0.36         $160,128     9.253      359.28      580       72.9
Alaska                             $154,641          1         0.07         $154,641     9.325      359.00      537       80.2
Arizona                          $1,625,697         10         0.73         $162,570     7.793      358.26      612       80.2
Arkansas                            $91,706          1         0.04          $91,706     9.325      358.00      579       90.0
California                     $150,124,968        432        67.40         $347,511     6.369      357.48      620       79.2
Colorado                           $863,782          3         0.39         $287,927     7.719      359.56      586       75.3
Connecticut                      $2,382,877          7         1.07         $340,411     7.511      358.76      584       78.0
Florida                          $9,157,374         48         4.11         $190,779     7.479      357.55      611       80.6
Georgia                          $3,556,159         19         1.60         $187,166     8.530      358.89      591       85.0
Hawaii                             $248,736          1         0.11         $248,736     7.000      359.00      611       77.8
Idaho                              $405,600          1         0.18         $405,600     6.990      359.00      607       80.0
Illinois                         $4,626,249         22         2.08         $210,284     8.241      357.70      591       81.8
Indiana                            $683,072          5         0.31         $136,614     8.403      358.78      563       83.6
Iowa                                $60,753          1         0.03          $60,753     7.275      359.00      645       80.0
Kansas                              $73,000          1         0.03          $73,000     9.875      360.00      618       94.8
Kentucky                           $543,680          5         0.24         $108,736     8.416      359.22      564       80.9
Louisiana                          $736,070          5         0.33         $147,214     8.550      358.65      585       84.6
Maine                              $288,674          2         0.13         $144,337     9.650      358.00      578       77.9
Maryland                         $3,111,454         12         1.40         $259,288     7.301      353.91      611       77.5
Massachusetts                      $977,084          4         0.44         $244,271     6.854      354.53      620       80.7
Michigan                         $2,890,040         14         1.30         $206,431     7.627      354.13      606       81.1
Minnesota                          $867,319          3         0.39         $289,106     7.886      351.87      648       78.9
Mississippi                        $218,900          2         0.10         $109,450    10.065      360.00      567       85.9
Missouri                         $3,137,143         18         1.41         $174,286     8.202      358.75      586       83.1
Nebraska                            $92,000          1         0.04          $92,000     7.500      360.00      666       80.0
Nevada                           $4,233,191         16         1.90         $264,574     7.419      355.16      593       77.8
New Hampshire                      $406,175          2         0.18         $203,087     6.657      246.29      582       71.1
New Jersey                       $1,950,905          6         0.88         $325,151     6.892      359.01      628       82.5
New Mexico                         $412,666          3         0.19         $137,555     9.441      359.41      546       84.3
New York                         $4,246,962         12         1.91         $353,914     7.807      356.57      600       78.8
North Carolina                   $1,250,993          4         0.56         $312,748     6.447      342.06      632       80.6
Ohio                               $375,274          4         0.17          $93,818    10.350      358.92      531       82.4
Oklahoma                           $853,295          8         0.38         $106,662     8.887      358.82      607       85.1
Oregon                             $754,801          4         0.34         $188,700     6.663      355.88      617       86.9
Pennsylvania                     $1,038,591          9         0.47         $115,399     7.358      346.78      601       75.2
South Carolina                      $75,953          1         0.03          $75,953     8.350      359.00      584       80.0
Tennessee                          $113,712          2         0.05          $56,856    10.329      357.93      591       72.8
Texas                            $7,869,156         37         3.53         $212,680     7.719      354.46      605       80.9
Virginia                         $6,907,397         24         3.10         $287,808     7.511      358.35      591       80.2
Washington                       $3,392,508         13         1.52         $260,962     7.163      358.64      616       78.3
Wisconsin                          $752,285          4         0.34         $188,071     7.959      358.23      597       76.8
Wyoming                            $376,357          2         0.17         $188,179     7.558      358.53      612       79.8
---------------------------------------------------------------------------------------------------------------------------------
                               $222,727,835        774       100.00         $287,762     6.809      357.02      614       79.6
---------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-3


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Group 2
                                           ARM and Fixed          $222,727,835

                                                     Detailed Report
-------------------------------------------------------------------------------------------------------------------------
                                                  Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT         # OF        % OF       AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE         LOAN       TOTAL       BALANCE     WAC        TERM      FICO        LTV
-------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $157,881            2        0.07       $78,940    7.421      359.00      617        36.9
50.01 - 55.00                  $55,000            1        0.02       $55,000    7.875      360.00      513        55.0
55.01 - 60.00               $1,441,828            8        0.65      $180,229    7.170      350.33      569        58.0
60.01 - 65.00               $2,290,721           12        1.03      $190,893    7.759      358.67      548        63.7
65.01 - 70.00              $12,471,736           48        5.60      $259,828    6.806      356.67      582        68.9
70.01 - 75.00              $38,941,201          132       17.48      $295,009    6.891      357.13      594        73.9
75.01 - 80.00             $112,440,942          379       50.48      $296,678    6.678      356.79      616        79.5
80.01 - 85.00              $24,815,579           80       11.14      $310,195    6.812      356.92      630        84.3
85.01 - 90.00              $26,785,174           94       12.03      $284,949    6.932      358.06      641        89.6
90.01 - 95.00               $2,245,190           11        1.01      $204,108    8.492      358.76      611        94.7
95.01 - 100.00              $1,082,583            7        0.49      $154,655    8.184      358.39      624        98.8
-------------------------------------------------------------------------------------------------------------------------
                          $222,727,835          774      100.00      $287,762    6.809      357.02      614        79.6
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                              Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT         # OF        % OF       AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE         LOAN       TOTAL       BALANCE     WAC        TERM      FICO        LTV
-------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                 $402,445            1        0.18      $402,445    4.250      359.00      516        68.9
4.501 - 5.000                 $388,000            1        0.17      $388,000    5.000      359.00      619        80.0
5.001 - 5.500               $7,892,747           21        3.54      $375,845    5.392      358.30      643        79.0
5.501 - 6.000              $40,226,404          109       18.06      $369,050    5.896      358.67      621        79.4
6.001 - 6.500              $65,486,348          189       29.40      $346,489    6.339      355.86      625        79.3
6.501 - 7.000              $51,714,799          160       23.22      $323,217    6.811      357.94      616        79.9
7.001 - 7.500              $18,606,509           69        8.35      $269,660    7.303      357.60      604        79.5
7.501 - 8.000              $12,189,553           50        5.47      $243,791    7.797      357.44      603        79.9
8.001 - 8.500               $9,908,752           53        4.45      $186,958    8.315      354.24      590        78.8
8.501 - 9.000               $5,740,709           40        2.58      $143,518    8.770      356.49      579        82.5
9.001 - 9.500               $4,443,893           28        2.00      $158,710    9.345      355.29      573        80.4
9.501 - 10.000              $2,284,546           17        1.03      $134,385    9.764      358.92      559        83.5
10.001 - 10.500             $1,067,866           11        0.48       $97,079   10.256      343.05      552        76.3
10.501 - 11.000               $740,213            7        0.33      $105,745   10.754      359.23      529        79.5
11.001 - 11.500               $589,538            7        0.26       $84,220   11.445      347.06      531        78.3
11.501 - 12.000               $806,526            7        0.36      $115,218   11.862      350.48      552        81.6
12.001 - 12.500               $238,987            4        0.11       $59,747   12.405      325.50      573        80.1
-------------------------------------------------------------------------------------------------------------------------
                          $222,727,835          774      100.00      $287,762    6.809      357.02      614        79.6
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                      Property Type
-------------------------------------------------------------------------------------------------------------------------
                               CURRENT         # OF        % OF       AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE         LOAN       TOTAL       BALANCE     WAC        TERM      FICO        LTV
-------------------------------------------------------------------------------------------------------------------------
SFR                       $183,056,761          638       82.19      $286,923    6.771      356.79      614        79.4
PUD                        $27,503,579           90       12.35      $305,595    6.999      357.76      606        80.8
-------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-4


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Group 2
                                             ARM and Fixed    $222,727,835

                                                     Detailed Report
----------------------------------------------------------------------------------------------------------------------
                                                      Property Type
----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM          FICO          LTV
----------------------------------------------------------------------------------------------------------------------
CND                    $7,039,060       26      3.16         $270,733   6.652         358.89         631          79.8
2 FAM                  $3,896,873       14      1.75         $278,348   7.208         358.31         617          78.0
CNDP                     $653,281        2      0.29         $326,641   7.809         359.47         634          80.0
3 FAM                    $511,952        3      0.23         $170,651   7.691         358.22         634          72.5
4 FAM                     $66,329        1      0.03          $66,329   9.125         358.00         650          80.0
----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                         Purpose
----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM          FICO          LTV
----------------------------------------------------------------------------------------------------------------------
RCO                  $182,792,170      643     82.07         $284,280   6.824         356.67         610          78.9
PUR                   $32,595,511      107     14.63         $304,631   6.705         358.60         637          83.0
RNC                    $7,340,154       24      3.30         $305,840   6.885         358.72         611          82.4
----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                        Occupancy
----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM          FICO          LTV
----------------------------------------------------------------------------------------------------------------------
OO                   $213,222,131      727     95.73         $293,290   6.781         357.11         614          79.7
INV                    $5,754,991       29      2.58         $198,448   7.096         355.42         636          78.1
2H                     $3,750,713       18      1.68         $208,373   7.916         354.33         606          76.0
----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                     Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM          FICO          LTV
----------------------------------------------------------------------------------------------------------------------
121 - 180              $2,055,627       15      0.92         $137,042   7.353         178.86         607          78.4
181 - 300                $121,937        2      0.05          $60,968   8.413         288.26         579          78.3
301 - 360            $220,550,271      757     99.02         $291,348   6.803         358.72         614          79.6
----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM          FICO          LTV
----------------------------------------------------------------------------------------------------------------------
STATED INCOME        $111,779,988      372     50.19         $300,484   7.046         358.53         614          79.9
FULL                 $110,947,847      402     49.81         $275,990   6.570         355.49         614          79.3






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-5


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Group 2
                                             ARM and Fixed    $222,727,835

                                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM         FICO          LTV
-----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM         FICO          LTV
-----------------------------------------------------------------------------------------------------------------------
741 - 760                 $95,233        1      0.04          $95,233   7.000         358.00         745          80.0
721 - 740                $972,799        4      0.44         $243,200   6.512         358.58         734          84.9
701 - 720              $1,389,224        5      0.62         $277,845   6.404         358.64         710          86.5
681 - 700              $8,839,895       26      3.97         $339,996   6.274         357.37         687          83.7
661 - 680             $15,573,180       51      6.99         $305,356   6.449         357.71         670          82.9
641 - 660             $29,392,040       95     13.20         $309,390   6.586         358.69         650          81.4
621 - 640             $44,164,079      140     19.83         $315,458   6.497         357.25         630          80.8
601 - 620             $47,875,662      152     21.50         $314,971   6.699         355.47         611          78.9
581 - 600             $28,253,879      104     12.69         $271,672   6.945         356.67         591          78.3
561 - 580             $21,926,092       84      9.84         $261,025   7.112         356.98         570          77.9
541 - 560             $11,782,571       52      5.29         $226,588   7.486         357.18         551          76.4
521 - 540              $8,019,430       33      3.60         $243,013   8.152         356.75         533          74.9
501 - 520              $4,275,751       26      1.92         $164,452   8.448         358.66         513          72.1
<= 500                   $168,000        1      0.08         $168,000   9.450         360.00         500          80.0
-----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                          Grade
-----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM         FICO          LTV
-----------------------------------------------------------------------------------------------------------------------
A                    $186,592,426      624     83.78         $299,026   6.741         357.23         619          80.0
A-                    $10,583,213       39      4.75         $271,364   6.903         358.38         591          78.8
B                     $13,626,802       57      6.12         $239,067   7.155         356.70         598          76.8
C                     $10,250,110       46      4.60         $222,828   7.471         351.82         579          76.4
C-                     $1,291,284        7      0.58         $184,469   6.915         358.72         579          75.0
D                        $384,000        1      0.17         $384,000   6.650         359.00         652          80.0
-----------------------------------------------------------------------------------------------------------------------
                     $222,727,835      774    100.00         $287,762   6.809         357.02         614          79.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF          AVERAGE   GROSS         REMG.                       ORIG
DESCRIPTION               BALANCE     LOAN     TOTAL          BALANCE    WAC           TERM         FICO          LTV
-----------------------------------------------------------------------------------------------------------------------
0                     $36,174,779      140     16.24         $258,391   7.673         356.53         602          79.8
12                    $10,613,021       28      4.77         $379,036   6.936         358.47         620          79.6
24                    $26,569,149       82     11.93         $324,014   6.602         358.31         618          79.8
-----------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-6


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Group 2
                                             ARM and Fixed    $222,727,835

                                                    Detailed Report
--------------------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF    % OF       AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION                  BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------------------
36                      $110,859,549     359   49.77      $308,801   6.569     358.52   612    79.7
60                       $38,511,337     165   17.29      $233,402   6.793     351.84   627    78.8
--------------------------------------------------------------------------------------------------------------------------
                        $222,727,835     774  100.00      $287,762   6.809     357.02   614    79.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    (Excludes 208
                                                          Range of Months to Roll                    Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                    WA       CURRENT    # OF    % OF       AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION        MTR       BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------------------
0 - 6                3      $195,092       2    0.11       $97,546  10.077     300.37   597    80.0
13 - 18             18      $393,975       1    0.23      $393,975   6.875     354.00   596    90.0
19 - 24             22   $25,039,082      82   14.38      $305,355   6.700     358.13   623    80.3
32 - 37             35  $148,460,044     481   85.28      $308,649   6.819     358.82   609    79.7
--------------------------------------------------------------------------------------------------------------------------
                        $174,088,194     566  100.00      $307,576   6.806     358.64   611    79.8
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    (Excludes 208
                                                         Range of Margin                             Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF    % OF       AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION                  BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000               $388,000       1    0.22      $388,000   5.000     359.00   619    80.0
4.001 - 5.000            $20,519,699      51   11.79      $402,347   5.791     358.91   625    78.5
5.001 - 6.000            $73,638,824     196   42.30      $375,708   6.386     358.75   616    79.3
6.001 - 7.000            $39,715,010     119   22.81      $333,740   6.876     358.30   610    80.8
7.001 - 8.000            $15,783,319      54    9.07      $292,284   7.392     358.40   606    79.4
8.001 - 9.000            $20,672,696     119   11.87      $173,720   8.262     358.82   589    80.7
9.001 - 10.000            $2,787,468      20    1.60      $139,373   9.612     358.69   565    86.1
10.001 - 11.000             $311,250       3    0.18      $103,750  10.709     358.74   519    71.3
11.001 - 12.000             $271,926       3    0.16       $90,642  11.585     358.56   515    80.6
--------------------------------------------------------------------------------------------------------------------------
6.308                   $174,088,194     566  100.00      $307,576   6.806     358.64   611    79.8
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    (Excludes 208
                                                          Range of Maximum Rates                     Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF    % OF       AVERAGE   GROSS     REMG.           ORIG
DESCRIPTION                  BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500           $2,500,594       7    1.44      $357,228   5.385     358.21   628    77.5
11.501 - 12.000           $5,655,700      17    3.25      $332,688   5.906     357.91   633    80.0
12.001 - 12.500           $9,424,979      29    5.41      $324,999   5.727     358.18   638    79.9
12.501 - 13.000          $36,648,471     100   21.05      $366,485   6.009     358.65   619    79.6
13.001 - 13.500          $42,430,487     118   24.37      $359,580   6.417     358.91   619    79.4
13.501 - 14.000          $36,837,232     108   21.16      $341,085   6.893     358.94   608    79.8
14.001 - 14.500          $14,528,660      51    8.35      $284,876   7.513     358.52   598    80.2





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-7


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Group 2
                                             ARM and Fixed    $222,727,835

                                                    Detailed Report
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  (Excludes 208
                                                             Range of Maximum Rates                Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                        CURRENT    # OF    % OF       AVERAGE   GROSS      REMG.             ORIG
DESCRIPTION             BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000      $8,264,554      32    4.75      $258,267   7.941     358.45      590    80.2
15.001 - 15.500      $6,640,322      30    3.81      $221,344   8.350     358.44      590    79.5
15.501 - 16.000      $3,739,675      22    2.15      $169,985   8.919     358.63      575    85.6
16.001 - 16.500      $3,825,292      23    2.20      $166,317   9.309     357.74      575    80.0
16.501 - 17.000      $1,219,279      10    0.70      $121,928   9.913     359.49      554    80.0
17.001 - 17.500        $788,093       8    0.45       $98,512  10.267     359.21      558    76.3
17.501 - 18.000        $450,233       3    0.26      $150,078  10.726     359.44      523    81.0
18.001 - 18.500        $354,836       2    0.20      $177,418  11.471     359.00      521    77.9
18.501 - 19.000        $705,807       5    0.41      $141,161  11.878     349.50      546    81.9
19.001 - 19.500         $73,981       1    0.04       $73,981  12.500     359.00      569    80.0
-------------------------------------------------------------------------------------------------------------------------
13.648             $174,088,194     566  100.00      $307,576   6.806     358.64      611    79.8
-------------------------------------------------------------------------------------------------------------------------

                                                                                                  (Excludes 208
                                                                                                   Fixed Rate Mortgages)
                                                    Initial Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------
                        CURRENT    # OF    % OF   AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION             BALANCE    LOAN   TOTAL   BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
1.000                $1,272,154       4    0.73   $318,038      6.807     358.00      630    79.5
1.500              $138,545,123     419   79.58   $330,657      6.767     358.89      609    79.6
2.000                $2,803,701      12    1.61   $233,642      7.164     358.07      613    83.8
3.000               $31,467,216     131   18.08   $240,208      6.947     357.65      614    80.2
-------------------------------------------------------------------------------------------------------------------------
                   $174,088,194     566  100.00   $307,576      6.806     358.64      611    79.8
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                               Subsequent Periodic Rate Cap                        (Excludes 208
                                                                                                   Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                        CURRENT    # OF    % OF   AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION             BALANCE    LOAN   TOTAL   BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
1.000               $31,212,099     129   17.93   $241,954      6.994     357.93      614    80.4
1.500              $142,558,786     436   81.89   $326,970      6.768     358.80      610    79.7
3.000                  $317,309       1    0.18   $317,309      5.550     358.00      611    69.9
-------------------------------------------------------------------------------------------------------------------------
                   $174,088,194     566  100.00   $307,576      6.806     358.64      611    79.8
-------------------------------------------------------------------------------------------------------------------------


                                                       Range of Lifetime Rate Floor                (Excludes 208
                                                                                                   Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                        CURRENT    # OF    % OF   AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION             BALANCE    LOAN   TOTAL   BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000        $1,066,073       3    0.61   $355,358      5.493     358.74      570    71.9
5.001 - 6.000       $44,858,695     120   25.77   $373,822      5.820     358.61      623    79.4
6.001 - 7.000       $82,523,918     233   47.40   $354,180      6.575     358.84      617    79.8
7.001 - 8.000       $23,769,285      80   13.65   $297,116      7.507     358.45      600    80.0
8.001 - 9.000       $13,276,225      70    7.63   $189,660      8.414     358.57      583    80.7




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-8


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Group 2
                                             ARM and Fixed    $222,727,835

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   (Excludes 208
                                               Range of Lifetime Rate Floor                         Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
                        CURRENT    # OF    % OF       AVERAGE   GROSS      REMG.             ORIG
DESCRIPTION             BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000       $6,221,341      41    3.57      $151,740   9.462     358.12      568    81.2
> 10.000             $2,372,657      19    1.36      $124,877  11.100     356.33      543    79.7
-------------------------------------------------------------------------------------------------------------------------------
                   $174,088,194     566  100.00      $307,576   6.806     358.64      611    79.8
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   (Excludes 208
                                                       Next Interest Adjustment Date               Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
                        CURRENT    # OF    % OF       AVERAGE   GROSS      REMG.             ORIG
DESCRIPTION             BALANCE    LOAN   TOTAL       BALANCE    WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------------
11/04                  $115,562       1    0.07      $115,562  11.850     302.00      612    80.0
12/04                   $79,531       1    0.05       $79,531   7.500     298.00      576    80.0
03/06                  $393,975       1    0.23      $393,975   6.875     354.00      596    90.0
04/06                  $358,522       1    0.21      $358,522   7.050     355.00      548    80.0
05/06                $1,772,066       6    1.02      $295,344   5.914     356.00      656    81.3
06/06                $5,789,573      18    3.33      $321,643   6.251     357.00      625    80.4
07/06                $7,175,899      26    4.12      $275,996   6.829     358.00      624    80.5
08/06                $6,156,322      21    3.54      $293,158   7.065     359.00      619    81.0
09/06                $3,786,700      10    2.18      $378,670   6.886     360.00      613    78.2
05/07                  $841,956       3    0.48      $280,652   6.677     356.00      634    75.4
06/07                $4,997,934      23    2.87      $217,301   6.848     357.02      591    79.0
07/07               $42,981,374     155   24.69      $277,299   6.917     358.00      614    80.1
08/07               $71,364,859     217   40.99      $328,870   6.826     359.00      607    80.0
09/07               $28,273,921      83   16.24      $340,650   6.655     360.00      607    78.6
-------------------------------------------------------------------------------------------------------------------------------
                   $174,088,194     566  100.00      $307,576   6.806     358.64      611    79.8
-------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-9

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                 $738,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-8





                         [COMPANY LOGO] CountrywideSM
                                  HOME LOANS
                          Seller and Master Servicer


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
Preliminary Term Sheet                                                                                      Date: September 7, 2004


                                                     $738,000,000 (Approximate)
                                            CWABS Asset-Backed Certificates, Series 2004-8

--------------------------------------------------------------------------------------------------------------------------------
                Principal       WAL (Years)     Payment Window   Expected Ratings   Last Scheduled             Certificate
Class (1)(2)   Balance (3)      Call/Mat (4)   (Mos) Call/Mat(4)  (S&P/Fitch) (5)  Distribution Date              Type
------------   -------          --------        -------------      ---------       -----------------              ----
1-A            $319,390,000     2.77 / 2.95      1-84 / 1-181         AAA/AAA          Feb 2035           Floating Rate Senior
2-A-1          $104,812,000     1.00 / 1.00       1-22 / 1-22         AAA/AAA          Sep 2021           Floating Rate Senior
2-A-2          $159,767,000     2.94 / 2.94      22-65 / 22-65        AAA/AAA          Oct 2032           Floating Rate Senior
2-A-3           $46,406,000     6.63 / 8.27     65-84 / 65-191        AAA/AAA          Feb 2035           Floating Rate Senior
M-1             $34,125,000     4.81 / 5.28     39-84 / 39-149        AA+/AA+          Dec 2034          Floating Rate Mezzanine
M-2             $17,250,000     4.79 / 5.22     38-84 / 38-137        AA+/AA           Nov 2034          Floating Rate Mezzanine
M-3              $8,625,000     4.78 / 5.19     38-84 / 38-129        AA+/AA-          Nov 2034          Floating Rate Mezzanine
M-4              $9,000,000     4.78 / 5.16     38-84 / 38-124        AA+/A+           Oct 2034          Floating Rate Mezzanine
M-5              $8,625,000     4.78 / 5.12     37-84 / 37-118         AA/A            Sep 2034          Floating Rate Mezzanine
M-6              $8,250,000     4.77 / 5.05     37-84 / 37-112         AA/A-           Aug 2034          Floating Rate Mezzanine
M-7              $8,625,000     4.77 / 4.97     37-84 / 37-104       AA-/BBB+          Jul 2034          Floating Rate Mezzanine
M-8              $7,500,000     4.76 / 4.83      37-84 / 37-94        A+/BBB           Apr 2034          Floating Rate Mezzanine
B                $5,625,000     4.60 / 4.60      37-82 / 37-82        A/BBB-           Nov 2033          Floating Rate Mezzanine
--------------------------------------------------------------------------------------------------------------------------------
Total:         $738,000,000
--------------------------------------------------------------------------------------------------------------------------------


(1) The Class 1-A Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A- 2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.

(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.

(3) The principal balance of each Class of Certificates is subject to a 10% variance.

(4)  See "Pricing Prepayment Speed" below.

(5) Rating Agency Contacts: [Standard and Poor's, Michael Mc Cormick 213-438-1937; Fitch, Kei Ishidoya 212-908-0238.


Trust:                            Asset-Backed Certificates, Series 2004-8.

Depositor:                        CWABS, Inc.

Seller:                           Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                  Countrywide Home Loans Servicing LP.

Underwriters:                     Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc. (Co-
                                  Manager) and Barclays Capital Inc. (Co-Manager).

Trustee:                          The Bank of New York, a New York banking corporation.

Offered Certificates:             The Senior Certificates and the Subordinate Certificates are together referred to herein as the " Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:         The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.

                                  The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                                  "Certificates."


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Federal Tax Status:               It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                     The Offered Certificates will be available in book-entry form through DTC, Clearstream, and the Euroclear System.

Statistical Pool
Calculation Date:                 September 1, 2004.

Cut-off Date:                     As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such
                                  Mortgage Loan.

Expected Pricing Date:            September [8], 2004.

Expected Closing Date:            September 28, 2004.

Expected Settlement Date:         September 28, 2004.

Distribution Date:                The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.

Accrued Interest:                 The price to be paid by investors for the Senior Certificates and the Subordinate
                                  Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:          The "Interest Accrual Period" for each Distribution Date with respect to the Senior
                                  Certificates and the Subordinate Certificates will be the period beginning with the previous
                                  Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:                The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to
                                  Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                The Senior Certificates, the Class M-1, Class M-2 and Class M-3 Certificates will constitute
                                  "mortgage related securities" for the purposes of SMMEA.

Optional Termination:             The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                  Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:         The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                  -------------------------------------------------------------------------------------------------
                                  Fixed Rate Mortgage Loans
                                  -------------------------------------------------------------------------------------------------
                                  100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by
                                  2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                  -------------------------------------------------------------------------------------------------

                                  -------------------------------------------------------------------------------------------------
                                  Adjustable Rate Mortgage Loans
                                  -------------------------------------------------------------------------------------------------
                                  100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



Mortgage Loans:                   The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                  Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                  Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                  As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                  Statistical Pool Mortgage Loans was approximately $453,823,378.82 of which: (i) approximately
                                  $211,509,119.60 were conforming balance adjustable rate mortgage loans and approximately
                                  $19,586,424.26 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately $174,088,193.95 were adjustable rate mortgage loans and approximately $48,639,641.01 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the
                                  Group 1 Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:                The "Pass-Through Rate" for each class of Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                    The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate
                                  (such sum, the "Expense Fee Rate").

Net Rate Cap:                     The "Net Rate Cap" is generally equal to the following:

                                  -------------------------------------------------------------------------------------------------
                                  Class
                                 --------------------------------------------------------------------------------------------------
                                  1-A           The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans less the MBIA guaranty fee (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                  -------------------------------------------------------------------------------------------------
                                  2-A           The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                 --------------------------------------------------------------------------------------------------
                                  Subordinate   The weighted average of the Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                  Certificates  Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related group of Mortgage Loans over the aggregate principal balance of the Class 1- A and Class 2-A Certificates, as applicable
                                               (adjusted to an effective rate reflecting the accrual of interest on an actual/
                                                360 basis).
                                  -------------------------------------------------------------------------------------------------

Net Rate Carryover:               For any Class of Senior Certificates or Subordinate Certificates and any Distribution Date,
                                  the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable
                                  Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                                  Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                                  (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                                  Cashflow remaining from both loan groups, as described under the heading "Certificates
                                  Priority of Distributions" below.





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Corridor Contracts:               The Trust will include three Corridor Contracts for the benefit of the (i) Class 1-A
                                  Certificates, (ii) Class 2-A Certificates and (iii) Subordinate Certificates (the "Class 1-A
                                  Corridor Contract," "Class 2- A Corridor Contract," and "Subordinate Corridor Contract,"
                                  respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the
                                  notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each
                                  Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates any related Net Rate Carryover, (b) the
                                  Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                                  Certificates any related Net Rate Carryover, and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate
                                  Carryover. Amounts received under each Corridor Contract will be paid to the related Class or
                                  Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the
                                  Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the
                                  Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:               The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                                  Certificates, as the case may be:

                                      1)    Subordination
                                      2)    Overcollateralization
                                      3)    Excess Cashflow

                                   ---------------------------------------------------------------------------------------
                                                                                                      Target Subordination
                                           Class              S&P/Fitch     Initial Subordination (1)    at Stepdown (a)
                                   ---------------------------------------------------------------------------------------
                                    Senior Certificates        AAA/AAA               15.95%                  31.90%
                                   ---------------------------------------------------------------------------------------
                                    M-1                        AA+/AA+               11.40%                  22.80%
                                   ---------------------------------------------------------------------------------------
                                    M-2                        AA+/AA                 9.10%                  18.20%
                                   ---------------------------------------------------------------------------------------
                                    M-3                        AA+/AA-                7.95%                  15.90%
                                   ---------------------------------------------------------------------------------------
                                    M-4                        AA+/A+                 6.75%                  13.50%
                                   ---------------------------------------------------------------------------------------
                                    M-5                         AA/A                  5.60%                  11.20%
                                   ---------------------------------------------------------------------------------------
                                    M-6                         AA/A-                 4.50%                   9.00%
                                   ---------------------------------------------------------------------------------------
                                    M-7                       AA-/BBB+                3.35%                   6.70%
                                   ---------------------------------------------------------------------------------------
                                    M-8                        A+/BBB                 2.35%                   4.70%
                                   ---------------------------------------------------------------------------------------
                                    B                          A/BBB-                 1.60%                   3.20%
                                   ---------------------------------------------------------------------------------------

                                   a. Initial Overcollateralization at closing is 1.60%. Does not include any credit for
                                      Excess Interest.

                                      4)   MBIA Guaranty: MBIA will guarantee that (i) required payments of interest on the Class
                                           1-A Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-A Certificates. The MBIA guaranty will not cover any
                                           Net Rate Cap Carryover, or any prepayment interest shortfall amounts for a Distribution
                                           Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Subordination:                    The Subordinate Certificates will be subordinate to, and provide credit support for, the
                                  Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class
                                  M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Overcollateralization:            On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                                  Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the
                                  Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                           Prior to the Stepdown Date, the Initial Overcollateralization Target will be equal to 1.60%
                                  of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial
                                  Overcollateralization Target"). The Initial Overcollateralization Target will be met on the
                                  Closing Date.

                                  On or after the Stepdown Date, the Overcollateralization Target will be equal to 3.20% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage
                                  Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:                 "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                  "Certificates Priority of Distributions."

Trigger Event:                    A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                                  Distribution Date.

Delinquency Trigger:              With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO)
                                  for the outstanding Mortgage Loans equals or exceeds [TBD%] of the Senior Enhancement
                                  Percentage. As used above, the "Senior Enhancement Percentage" with respect to any
                                  Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:          A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown
                                  Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:

                                       Period (month)               Percentage
                                       -------------                ----------
                                       37 - 48                      [TBD%] with respect to October 2007, plus an
                                                                    additional 1/12th of 1.50% for each month thereafter
                                       49 - 60                      [TBD%] with respect to October 2008, plus an
                                                                    additional 1/12th of 1.00% for each month thereafter
                                       61 - 72                      [TBD%] with respect to October 2009, plus an
                                                                    additional 1/12th of 1.00% for each month thereafter
                                       73+                          [TBD%]



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Stepdown Date:                    The earlier to occur of:
                                     (i)  the Distribution Date on which the aggregate principal balance of the Senior Certificates is reduced to zero; and
                                     (ii) the later to occur of:
                                             a. the Distribution Date in October 2007.
                                             b. the first Distribution Date on which the aggregate principal balance of the
                                                Senior Certificates  is less than or equal to [68.10%] of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:             Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                  Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class
                                  M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                 Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                  1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any MBIA reimbursements and then to the Class 1-A Certificates current and unpaid interest, and (b)
                                  from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A
                                  Certificates, pro rata based on their respective entitlements, current and unpaid interest,
                                  (ii) from any remaining interest funds related to all of the Mortgage Loans, first to pay any remaining MBIA guaranty fee and MBIA reimbursements and then to each class of Senior
                                  Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                                  Class M-6, Class M-7, Class M-8 and Class B Certificates;
                                  2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any
                                  MBIA reimbursements remaining unpaid from Interest Funds, and then to the Class 1-A
                                  Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the
                                  Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal
                                  Distributions" below), then (ii) from any remaining principal funds related to all of the
                                  Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                                  Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under
                                  "Principal Paydown" below;
                                  3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as
                                  applicable) to restore Overcollateralization as described under "Overcollateralization
                                  Target" and "Principal Paydown," respectively;
                                  4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3,
                                  Class M-4, Class M- 5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                                  5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior
                                  Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                                  6) To the Class C Certificates, any remaining amount.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Principal Paydown:                Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date, 100%
                                  of the available principal funds from each Loan Group will be paid to the related Senior
                                  Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                                  Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates. If, prior to the
                                  Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior
                                  Certificates are retired prior to the other group of Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior
                                  Certificates until they are retired (as described in the Prospectus Supplement).

                                  On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate
                                  Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A
                                  Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 31.90% Subordination, (ii) second, to the
                                  Class M-1 Certificates such that the Class M-1 Certificates will have 22.80% Subordination,
                                  (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have
                                  18.20% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3
                                  Certificates will have 15.90% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 13.50% Subordination, (vi) sixth, to the Class M-5
                                  Certificates such that the Class M-5 Certificates will have 11.20% Subordination, (vii)
                                  seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 9.00%
                                  Subordination, (viii) eighth, to the Class M-7 Certificates, such that the Class M-7
                                  Certificates will have 6.70% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 4.70% Subordination and (x) tenth, to the Class B
                                  Certificates such that the Class B Certificates will have 3.20% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.

                                  As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Senior Certificates related to the other Loan
                                  Group.

Class 2-A
Principal Distributions:          Principal distributed on the Class 2-A Certificates will be applied sequentially, to the
                                  Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                                  Provided, however, that if (i) the aggregate certificate principal balance of the Senior
                                  Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the
                                  Mortgage Pool and (ii) the aggregate certificate principal balance of the Class 2-A
                                  Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

            Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COMPANY LOGO] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-8
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                              Discount Margin Tables (%) (1)


------------------------------------------------------------------------------------------------------------------------
Class 1-A (To Call)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.295%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          29.5               29.5                29.5               29.5                29.5
========================================================================================================================
WAL (yr)                             5.08               3.58                2.77               2.20                1.80
MDUR (yr)                            4.72               3.41                2.67               2.15                1.77
First Prin Pay                      Oct04               Oct04              Oct04               Oct04              Oct04
Last Prin Pay                       May18               Jan14              Sep11               Feb10              Feb09
------------------------------------------------------------------------------------------------------------------------

Class 1-A (To Maturity)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.295%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          30.9               31.1                31.1               31.1                31.0
========================================================================================================================
WAL (yr)                             5.41               3.83                2.95               2.35                1.91
MDUR (yr)                            4.96               3.61                2.83               2.27                1.86
First Prin Pay                      Oct04               Oct04              Oct04               Oct04              Oct04
Last Prin Pay                       Sep30               Aug24              Oct19               Jul16              Apr14

Class 2-A-1 (To Call)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.150%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          15.0               15.0                15.0               15.0                15.0
========================================================================================================================
WAL (yr)                             1.57               1.24                1.00               0.85                0.75
MDUR (yr)                            1.55               1.22                0.99               0.85                0.75
First Prin Pay                      Oct04               Oct04              Oct04               Oct04              Oct04
Last Prin Pay                       Apr07               Nov06              Jul06               Mar06              Dec05

Class 2-A-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.150%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          15.0               15.0                15.0               15.0                15.0
========================================================================================================================
WAL (yr)                             1.57               1.24                1.00               0.85                0.75
MDUR (yr)                            1.55               1.22                0.99               0.85                0.75
First Prin Pay                      Oct04               Oct04              Oct04               Oct04              Oct04
Last Prin Pay                       Apr07               Nov06              Jul06               Mar06              Dec05
------------------------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Class 2-A-2 (To Call)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.350%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          35.0               35.0                35.0               35.0                35.0
========================================================================================================================
WAL (yr)                             5.38               3.77                2.94               2.34                2.02
MDUR (yr)                            5.08               3.63                2.85               2.29                1.99
First Prin Pay                      Apr07               Nov06              Jul06               Mar06              Dec05
Last Prin Pay                       Apr15               Dec11              Feb10               Dec08              May07

Class 2-A-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.350%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          35.0               35.0                35.0               35.0                35.0
========================================================================================================================
WAL (yr)                             5.38               3.77                2.94               2.34                2.02
MDUR (yr)                            5.08               3.63                2.85               2.29                1.99
First Prin Pay                      Apr07               Nov06              Jul06               Mar06              Dec05
Last Prin Pay                       Apr15               Dec11              Feb10               Dec08              May07

Class 2-A-3 (To Call)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.530%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          53.0               53.0                53.0               53.0                53.0
========================================================================================================================
WAL (yr)                            12.94               8.86                6.63               5.15                3.70
MDUR (yr)                           11.28               8.07                6.18               4.88                3.56
First Prin Pay                      Apr15               Dec11              Feb10               Dec08              May07
Last Prin Pay                       May18               Jan14              Sep11               Feb10              Feb09

Class 2-A-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------
   Margin                           0.530%
------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                   50%                 75%                100%               125%                150%
Prepayment Speed
========================================================================================================================
DM @ 100-00                          60.3               61.9                62.4               63.0                64.0
========================================================================================================================
WAL (yr)                            15.60               11.01               8.27               6.48                4.78
MDUR (yr)                           13.11               9.71                7.53               6.02                4.51
First Prin Pay                      Apr15               Dec11              Feb10               Dec08              May07
Last Prin Pay                       Feb31               May25              Aug20               Apr17              Dec14



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Class M-1 (To Call)
-------------------------------------------------------------------------------------------------------------------------
   Margin                            0.700%
-------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                    50%                 75%                100%               125%                150%
Prepayment Speed

========================================================================================================================
DM @ 100-00                           70.0               70.0                70.0               70.0                70.0
========================================================================================================================
WAL (yr)                              9.15               6.27                4.81               4.19                4.24
MDUR (yr)                             8.15               5.79                4.54               3.99                4.04
First Prin Pay                       May09               Dec07              Dec07               Mar08              Jul08
Last Prin Pay                        May18               Jan14              Sep11               Feb10              Feb09

Class M-1 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------
   Margin                            0.700%
-------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                    50%                 75%                100%               125%                150%
Prepayment Speed

========================================================================================================================
DM @ 100-00                           72.2               72.7                72.7               72.6                72.3
========================================================================================================================
WAL (yr)                              9.97               6.90                5.28               4.57                4.55
MDUR (yr)                             8.71               6.28                4.92               4.31                4.32
First Prin Pay                       May09               Dec07              Dec07               Mar08              Jul08
Last Prin Pay                        Apr27               Feb21              Feb17               Jun14              Jul12

Class M-2 (To Call)
-------------------------------------------------------------------------------------------------------------------------
   Margin                            0.800%
-------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                     50%                 75%                100%               125%                150%
Prepayment Speed

========================================================================================================================
DM @ 100-00                           80.0               80.0                80.0               80.0                80.0
========================================================================================================================
WAL (yr)                              9.15               6.27                4.79               4.08                3.90
MDUR (yr)                             8.11               5.77                4.50               3.88                3.72
First Prin Pay                       May09               Dec07              Nov07               Feb08              May08
Last Prin Pay                        May18               Jan14              Sep11               Feb10              Feb09

Class M-2 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------
   Margin                            0.800%
-------------------------------------------------------------------------------------------------------------------------
Percent of Pricing                     50%                 75%                100%               125%                150%
Prepayment Speed

=========================================================================================================================
DM @ 100-00                            82.4               82.8                82.9               82.8                82.4
=========================================================================================================================
WAL (yr)                               9.92               6.86                5.22               4.43                4.17
MDUR (yr)                              8.63               6.22                4.86               4.18                3.96
First Prin Pay                        May09               Dec07              Nov07               Feb08              May08
Last Prin Pay                         Nov25               Nov19              Feb16               Aug13              Nov11
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Class M-3 (To Call)
----------------------------------------------------------------------------------------------------------------------
   Margin                          0.900%
----------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%                 75%                100%               125%                150%

======================================================================================================================
DM @ 100-00                         90.0               90.0                90.0               90.0                90.0
======================================================================================================================
WAL (yr)                            9.15               6.27                4.78               4.03                3.77
MDUR (yr)                           8.06               5.75                4.48               3.83                3.60
First Prin Pay                     May09               Dec07              Nov07               Jan08              Mar08
Last Prin Pay                      May18               Jan14              Sep11               Feb10              Feb09
----------------------------------------------------------------------------------------------------------------------

Class M-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------------
   Margin                          0.900%
----------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%                 75%                100%               125%               150%

======================================================================================================================
DM @ 100-00                         92.5                93.0                93.0               93.0              92.6
======================================================================================================================
WAL (yr)                             9.87               6.82                5.19               4.35               4.03
MDUR (yr)                            8.55               6.17                4.81               4.10               3.82
First Prin Pay                      May09               Dec07              Nov07               Jan08             Mar08
Last Prin Pay                       Nov24               Jan19              Jun15               Feb13             Jun11
----------------------------------------------------------------------------------------------------------------------

Class M-4 (To Call)  Margin        1.300%
----------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                     50%                 75%                100%               125%               150%

======================================================================================================================
DM @ 100-00                         130.0               130.0              130.0               130.0             130.0
======================================================================================================================
WAL (yr)                             9.15               6.27                4.78               4.01               3.71
MDUR (yr)                            7.89               5.66                4.43               3.77               3.51
First Prin Pay                      May09               Dec07              Nov07               Dec07             Feb08
Last Prin Pay                       May18               Jan14              Sep11               Feb10             Feb09
----------------------------------------------------------------------------------------------------------------------

Class M-4 (To Maturity)
----------------------------------------------------------------------------------------------------------------------
   Margin                           1.300%
----------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                     50%                 75%                100%               125%               150%

======================================================================================================================
DM @ 100-00                         133.3               134.0              134.0               134.0             133.5
======================================================================================================================
WAL (yr)                             9.83               6.78                5.16               4.31              3.94
MDUR (yr)                            8.33               6.04                4.73               4.02              3.71
First Prin Pay                      May09               Dec07              Nov07               Dec07            Feb08
Last Prin Pay                       Mar24               Jul18              Jan15               Oct12            Mar11
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Class M-5 (To Call)
-----------------------------------------------------------------------------------------------------------------------------
   Margin                                1.400%
-----------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                          50%                 75%                100%               125%                150%

=============================================================================================================================
DM @ 100-00                              140.0               140.0              140.0               140.0              140.0
=============================================================================================================================
WAL (yr)                                  9.15               6.27                4.78               3.99                3.65
MDUR (yr)                                 7.85               5.64                4.41               3.74                3.45
First Prin Pay                           May09               Dec07              Oct07               Dec07              Jan08
Last Prin Pay                            May18               Jan14              Sep11               Feb10              Feb09
------------------------------------------------------------------------------------------------------------------------------

Class M-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------
   Margin                                1.400%
------------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                          50%                 75%                100%               125%                150%

==============================================================================================================================
DM @ 100-00                              143.2               143.9              143.9               143.9              143.4
==============================================================================================================================
WAL (yr)                                  9.77               6.73                5.12               4.26                3.86
MDUR (yr)                                 8.24               5.98                4.68               3.96                3.63
First Prin Pay                           May09               Dec07              Oct07               Dec07              Jan08
Last Prin Pay                            Jun23               Nov17              Jul14               May12              Nov10
------------------------------------------------------------------------------------------------------------------------------

Class M-6 (To Call)
------------------------------------------------------------------------------------------------------------------------------
   Margin                                1.550%
------------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                          50%                 75%                100%               125%                150%

==============================================================================================================================
DM @ 100-00                              155.0               155.0              155.0               155.0              155.0
==============================================================================================================================
WAL (yr)                                  9.15               6.27                4.77               3.97                3.61
MDUR (yr)                                 7.79               5.61                4.38               3.71                3.40
First Prin Pay                           May09               Dec07              Oct07               Nov07              Dec07
Last Prin Pay                            May18               Jan14              Sep11               Feb10              Feb09
------------------------------------------------------------------------------------------------------------------------------

Class M-6 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------
   Margin                                1.550%
------------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                          50%                 75%                100%               125%                150%

==============================================================================================================================
DM @ 100-00                              158.0               158.7              158.7               158.7              158.2
==============================================================================================================================
WAL (yr)                                  9.68               6.66                5.05               4.19                3.78
MDUR (yr)                                 8.12               5.89                4.60               3.89                3.55
First Prin Pay                           May09               Dec07              Oct07               Nov07              Dec07
Last Prin Pay                            Jul22               Mar17              Jan14               Dec11              Jul10
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Class M-7 (To Call)
---------------------------------------------------------------------------------------------------------------------------
   Margin                              3.000%
---------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                        50%                 75%                100%               125%                150%

===========================================================================================================================
DM @ 95.83                             358.1               379.1              400.0               417.6              428.6
===========================================================================================================================
WAL (yr)                                9.15               6.27                4.77               3.95                3.57
MDUR (yr)                               7.13               5.24                4.14               3.52                3.22
First Prin Pay                         May09               Dec07              Oct07               Nov07              Dec07
Last Prin Pay                          May18               Jan14              Sep11               Feb10              Feb09
---------------------------------------------------------------------------------------------------------------------------

Class M-7 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
   Margin                              3.000%
---------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                        50%                 75%                100%               125%                150%

============================================================================================================================
DM @ 95.83                             360.4               381.2              401.6               418.7              429.2
============================================================================================================================
WAL (yr)                                9.53               6.55                4.97               4.11                3.69
MDUR (yr)                               7.31               5.41                4.28               3.64                3.32
First Prin Pay                         May09               Dec07              Oct07               Nov07              Dec07
Last Prin Pay                          Jun21               Apr16              May13               Jun11              Feb10
---------------------------------------------------------------------------------------------------------------------------

Class M-8 (To Call)
---------------------------------------------------------------------------------------------------------------------------
   Margin                              3.000%
---------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                        50%                 75%                100%               125%                150%

======================================================================================================================
DM @ 89.96                             445.7               497.9              550.1               594.6              625.0
======================================================================================================================
WAL (yr)                                9.15               6.27                4.76               3.94                3.52
MDUR (yr)                               6.98               5.14                4.06               3.45                3.13
First Prin Pay                         May09               Dec07              Oct07               Oct07              Nov07
Last Prin Pay                          May18               Jan14              Sep11               Feb10              Feb09

Class M-8 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
   Margin                              3.000%
---------------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                        50%                 75%                100%               125%                150%

======================================================================================================================
DM @ 89.96                             445.8               497.4              549.1               593.1              623.5
======================================================================================================================
WAL (yr)                                9.27               6.37                4.83               3.99                3.55
MDUR (yr)                               7.03               5.19                4.10               3.49                3.16
First Prin Pay                         May09               Dec07              Oct07               Oct07              Nov07
Last Prin Pay                          Nov19               Mar15              Jul12               Oct10              Aug09



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Class B (To Call)
-----------------------------------------------------------------------------------------------------------------------
   Margin                           3.000%
-----------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%                 75%                100%                125%               150%

======================================================================================================================
DM @ 83.19                          561.7               655.7              750.1               831.5              884.1
======================================================================================================================
WAL (yr)                            8.84                6.06               4.60                3.80               3.40
MDUR (yr)                           6.67                4.90               3.87                3.28               2.99
First Prin Pay                      May09               Dec07              Oct07               Oct07              Oct07
Last Prin Pay                       Jan18               Nov13              Jul11               Jan10              Dec08
-----------------------------------------------------------------------------------------------------------------------

Class B (To Maturity)
-----------------------------------------------------------------------------------------------------------------------
   Margin                           3.000%
-----------------------------------------------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                    50%                 75%                100%                125%               150%

======================================================================================================================
DM @ 83.19                          561.7               655.7              750.1               831.5              884.1
======================================================================================================================
WAL (yr)                            8.84                6.06               4.60                3.80               3.40
MDUR (yr)                           6.67                4.90               3.87                3.28               2.99
First Prin Pay                      May09               Dec07              Oct07               Oct07              Oct07
Last Prin Pay                       Jan18               Nov13              Jul11               Jan10              Dec08
-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                 Class 1-A Corridor Contract Agreement Schedule and Strike Rates
-------------------------------------------------------------------------------------------------------------------------------

           Notional Schedule     Cap Strike       Cap Ceiling                 Notional Schedule    Cap Strike        Cap Ceiling
Period            ($)               (%)               (%)           Period           ($)              (%)                (%)
-------------------------------------------------------------------------------------------------------------------------------
  1          319,390,000         6.95175%         9.75000%           47          75,895,429         8.70577%          10.05678%
  2          317,387,487         6.01624%         9.75000%           48          73,571,204         9.36106%           9.57043%
  3          314,893,485         6.22512%         9.75000%           49          71,327,956         9.67647%          10.54890%
  4          311,909,700         6.01623%         9.75000%           50          69,154,042         9.35141%          10.57260%
  5          308,439,738         6.01619%         9.75000%           51          67,047,299         9.66639%          10.55115%
  6          304,489,131         6.68749%         9.75000%           52          65,005,632         9.34156%          10.57480%
  7          300,065,357         6.01603%         9.75000%           53          63,027,011         9.33862%          10.57366%
  8          295,177,844         6.22477%         9.75000%           54          61,109,491        10.52002%          10.52002%
  9          289,838,471         6.01576%         9.75000%           55          59,256,979         9.47242%           9.62836%
 10          284,061,115         6.22443%         9.75000%           56          57,461,459         9.79093%           9.79093%
 11          277,919,381         6.01547%         9.75000%           57          55,721,160         9.46159%           9.63402%
 12          271,434,723         6.01330%         9.75000%           58          54,034,364         9.77964%           9.77964%
 13          265,072,568         6.22204%         9.75000%           59          52,399,409         9.45236%           9.64039%
 14          258,830,715         6.01323%         9.75000%           60          50,814,688         9.57633%           9.57633%
 15          252,706,909         6.22196%         9.75000%           61          49,281,212         9.89779%           9.89779%
 16          246,698,935         6.01315%         9.75000%           62          47,794,747         9.56450%           9.60167%
 17          240,804,622         6.01312%         9.75000%           63          46,353,835         9.88546%           9.88546%
 18          235,021,838         6.68413%         9.75000%           64          44,957,064         9.55246%           9.60969%
 19          229,348,492         6.01304%         9.75000%           65          43,603,065         9.54798%           9.61537%
 20          223,782,531         6.22177%         9.75000%           66          42,290,512        10.71933%          10.71933%
 21          218,321,939         6.01297%         9.75000%           67          41,018,122         9.65134%           9.73931%
 22          212,964,741         6.22169%         9.75000%           68          39,784,651         9.97468%           9.97468%
 23          207,708,995         6.03231%         9.74993%           69          38,588,892         9.63830%           9.74719%
 24          202,553,502         6.19778%         9.74992%           70          37,429,679         9.96108%           9.96108%
 25          197,496,559         6.41270%         9.74992%           71          36,305,881         9.62640%           9.75657%
 26          192,357,889         6.19667%         9.74993%           72          35,216,400         9.71590%           9.85684%
 27          174,739,252         6.41333%         9.74993%           73          34,160,177        10.04088%          10.04088%
 28          158,405,305         6.20017%         9.74992%           74          33,136,183         9.70187%           9.86462%
 29          143,261,227         6.21012%         9.74866%           75          32,143,420        10.02626%          10.02626%
 30          129,318,655         6.99672%         9.72646%           76          31,180,924         9.68761%           9.87252%
 31          123,418,497         6.29581%         9.72876%           77          30,247,760         9.68153%           9.87766%
 32          117,703,622         6.51440%         9.72807%           78          29,343,021        10.82703%          10.82703%
 33          112,168,176         6.29658%         9.72879%           79          28,465,830         9.74754%           9.96637%
 34          106,806,485         6.51521%         9.72811%           80          27,615,336        10.07296%          10.07296%
 35          101,613,058         6.31112%         9.72336%           81          26,790,715         9.73232%           9.97420%
 36           96,582,515         7.58719%         9.64458%           82          25,991,169        10.05710%          10.05710%
 37           91,723,628         7.84684%        10.14118%           83          25,215,925         9.71779%           9.98308%
 38           91,723,628         7.58409%        10.14480%           84          24,464,233         9.77571%          10.05284%
 39           91,723,628         7.84361%        10.14141%
 40           91,723,628         7.58093%        10.14502%
 41           91,505,954         7.58524%        10.13709%
 42           88,682,815         9.33935%        10.04603%
 43           85,961,441         8.71722%        10.05942%
 44           83,324,624         9.01253%        10.05333%
 45           80,769,713         8.71021%        10.05992%
 46           78,294,143         9.00520%        10.05384%
------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                 Class 2-A Corridor Contract Agreement Schedule and Strike Rates
-------------------------------------------------------------------------------------------------------------------------------

           Notional Schedule     Cap Strike       Cap Ceiling                 Notional Schedule    Cap Strike        Cap Ceiling
Period            ($)               (%)               (%)           Period           ($)              (%)                (%)
-------------------------------------------------------------------------------------------------------------------------------
 1           310,985,000        6.74953%           8.25000%          47          78,889,481        8.07701%         9.99143%
 2           308,998,501        5.84626%           8.25000%          48          76,647,985        8.65898%         9.79942%
 3           306,511,255        6.04936%           8.25000%          49          74,478,932        8.94457%         10.78513%
 4           303,524,678        5.84605%           8.25000%          50          72,373,365        8.63664%         10.80183%
 5           300,042,230        5.84658%           8.25000%          51          70,329,371        8.92140%         10.78897%
 6           296,069,485        6.49967%           8.25000%          52          68,345,099        8.61579%         10.80576%
 7           291,614,047        5.84638%           8.25000%          53          66,418,764        8.62900%         10.79269%
 8           286,685,666        6.04949%           8.25000%          54          64,548,827        9.67095%         10.00131%
 9           281,305,668        5.84620%           8.25000%          55          62,737,847        8.69899%         10.12684%
10           275,506,299        6.04934%           8.25000%          56          60,979,467        8.98476%         10.09406%
11           269,429,185        5.84550%           8.24958%          57          59,272,113        8.67493%         10.13611%
12           263,153,092        5.84330%           8.24959%          58          57,614,262        8.96127%         10.10365%
13           256,960,156        6.04612%           8.24958%          59          56,004,236        8.67130%         10.14624%
14           250,886,780        5.84275%           8.24960%          60          54,440,881        8.74157%         9.78367%
15           244,930,531        6.04557%           8.24959%          61          52,922,392        9.02840%         10.24120%
16           239,089,035        5.84223%           8.24960%          62          51,447,723        8.71639%         10.29591%
17           233,379,297        5.84213%           8.24923%          63          50,015,572        9.00231%         10.25392%
18           227,777,692        6.49473%           8.24915%          64          48,624,675        8.69232%         10.30952%
19           222,282,174        5.84191%           8.24925%          65          47,273,807        8.69495%         10.33109%
20           216,890,746        6.04486%           8.24923%          66          45,961,781        9.71972%         10.26648%
21           211,601,451        5.84593%           8.24859%          67          44,687,446        8.74174%         10.41593%
22           206,412,547        6.07137%           8.24855%          68          43,449,685        9.02766%         10.37741%
23           201,321,132        6.07046%           8.24824%          69          42,247,414        8.71515%         10.42763%
24           196,300,347        6.07267%           8.24829%          70          41,079,585        9.00119%         10.39063%
25           191,246,761        6.28429%           9.24828%          71          39,945,179        8.70224%         10.45324%
26           184,454,530        6.06226%           9.24837%          72          38,843,208        8.74824%         10.51858%
27           169,334,787        6.27053%           9.24714%          73          37,772,716        9.03395%         10.48334%
28           155,273,519        6.06347%           9.24268%          74          36,732,773        8.72052%         10.52969%
29           142,270,642        6.16233%           9.22602%          75          35,722,480        9.00525%         10.49487%
30           131,207,329        6.86047%           9.22281%          76          34,740,963        8.69355%         10.54176%
31           125,680,692        6.17292%           9.22548%          77          33,787,376        8.68969%         10.55749%
32           120,330,954        6.38578%           9.22474%          78          32,860,897        9.68642%         10.49036%
33           115,141,081        6.17095%           9.22434%          79          31,960,729        8.71053%         10.61764%
34           110,106,211        6.39091%           9.21734%          80          31,086,101        8.99429%         10.58535%
35           105,221,551        6.26584%           9.13023%          81          30,236,263        8.68173%         10.62832%
36           100,485,944        7.22249%           9.13063%          82          29,410,488        8.96520%         10.59714%
37           95,884,129         7.46676%           10.12539%         83          28,608,072        8.66168%         10.64791%
38           95,884,129         7.21276%           10.12979%         84          27,828,331        8.68654%         10.69265%
39           95,884,129         7.45672%           10.12490%
40           95,884,129         7.20593%           10.12266%
41           93,856,190         7.26538%           10.03376%
42           91,162,744         8.63771%           10.01826%
43           88,558,993         8.05619%           10.03238%
44           86,032,083         8.32425%           10.02590%
45           83,579,679         8.03948%           10.03404%
46           81,199,527         8.30923%           10.02353%

-------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                 Subordinate Corridor Contract Agreement Schedule and Strike Rates
-------------------------------------------------------------------------------------------------------------------------------

           Notional Schedule     Cap Strike       Cap Ceiling                 Notional Schedule    Cap Strike        Cap Ceiling
Period            ($)               (%)               (%)           Period           ($)              (%)                (%)
-------------------------------------------------------------------------------------------------------------------------------
1            107,625,000         6.88493%         8.25000%           47         65,232,407         8.41616%        10.02348%
2            107,625,000         5.96425%         8.25000%           48         63,308,234         9.03365%        9.68729%
3            107,625,000         6.17134%         8.25000%           49         61,448,718         9.33441%        10.66957%
4            107,625,000         5.96415%         8.25000%           50         59,645,177         9.01663%        10.68982%
5            107,625,000         5.96439%         8.25000%           51         57,895,895         9.31672%        10.67290%
6            107,625,000         6.63012%         8.25000%           52         56,199,207         9.00024%        10.69316%
7            107,625,000         5.96420%         8.25000%           53         54,553,506         9.00513%        10.68603%
8            107,625,000         6.17123%         8.25000%           54         52,957,323         9.50000%         9.50000%
9            107,625,000         5.96398%         8.25000%           55         51,413,385         9.10520%         9.88469%
10           107,625,000         6.17099%         8.25000%           56         49,915,633         9.40737%         9.84328%
11           107,625,000         5.96349%         8.24979%           57         48,462,657         9.08655%         9.89277%
12           107,625,000         5.96130%         8.24979%           58         47,053,092         9.38873%         9.85166%
13           107,625,000         6.16818%         8.24979%           59         45,685,530         9.07918%         9.90166%
14           107,625,000         5.96099%         8.24980%           60         44,358,808         9.17486%         9.45053%
15           107,625,000         6.16788%         8.24980%           61         43,072,591         9.47885%         9.89623%
16           107,625,000         5.96071%         8.24981%           62         41,824,653         9.15502%         9.96146%
17           107,625,000         5.96063%         8.24962%           63         40,613,832         9.45824%         9.90760%
18           107,625,000         6.62598%         8.24959%           64         39,439,000         9.13562%         9.97319%
19           107,625,000         5.96049%         8.24963%           65         38,299,063         9.13426%         9.98753%
20           107,625,000         6.16743%         8.24962%           66         37,192,964        10.00000%        10.00000%
21           107,625,000         5.96243%         8.24930%           67         36,119,674         9.20698%        10.09191%
22           107,625,000         6.18047%         8.24929%           68         35,078,200         9.51117%        10.04210%
23           107,625,000         6.08300%         8.24909%           69         34,067,577         9.18563%        10.10258%
24           107,625,000         6.16793%         8.24912%           70         33,025,999         9.48956%        10.05375%
25           107,625,000         6.38228%         9.24911%           71         31,968,191         9.17195%        10.12127%
26           107,625,000         6.16223%         9.24916%           72         30,941,652         9.23800%        10.20363%
27           107,625,000         6.37581%         9.24855%           73         29,945,437         9.54268%        10.15744%
28           107,625,000         6.16461%         9.24636%           74         28,978,630         9.21544%        10.21395%
29           107,625,000         6.21842%         9.23750%           75         28,040,341         9.51926%        10.16817%
30           107,625,000         6.96479%         9.22466%           76         27,129,709         9.19313%        10.22485%
31           107,625,000         6.26706%         9.22715%           77         26,245,901         9.18752%        10.23597%
32           107,625,000         6.48388%         9.22643%           78         25,388,105        10.25686%        10.25686%
33           107,625,000         6.26647%         9.22659%           79         24,555,539         9.22824%        10.31040%
34           107,625,000         6.48682%         9.22279%           80         23,747,442         9.53184%        10.26761%
35           107,625,000         6.32065%         9.17741%           81         22,963,078         9.20436%        10.32054%
36           107,625,000         7.43914%         9.13770%           82         22,201,731         9.50743%        10.27852%
37           107,625,000         7.69227%        10.13340%           83         21,462,709         9.18540%        10.33592%
38           100,915,281         7.43254%        10.13739%           84         20,745,342         9.22496%        10.39277%
39            92,308,004         7.68517%        10.13325%
40            83,963,336         7.42703%        10.13395%
41            78,118,848         7.45434%        10.08478%
42            75,793,943         9.01686%        10.03196%
43            73,549,728         8.41278%        10.04571%
44            71,373,532         8.69487%        10.03940%
45            69,263,253         8.40003%        10.04676%
46            67,216,863         8.68279%        10.03841%
-------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                       Class 1-A Available Funds Rate Schedule (1)
                                       -------------------------------------------

     ----------------------------------------------------------     ---------------------------------------------------------
                       Available Funds          Available Funds                     Available Funds           Available Funds
     Period               Rate (%)                  Rate (%)         Period             Rate (%)                 Rate (%)
     ------            ---------------          ---------------      ------         ---------------           ---------------
                          (2)                      (3)                                 (2)                       (3)
       1                  7.202                    7.202             50                7.292                    11.500
       2                  6.266                    10.000            51                7.534                    11.500
       3                  6.475                    10.000            52                7.290                    11.500
       4                  6.266                    10.000            53                7.289                    11.500
       5                  6.266                    10.000            54                8.069                    12.568
       6                  6.937                    10.000            55                7.287                    11.500
       7                  6.266                    10.000            56                7.529                    11.714
       8                  6.475                    10.000            57                7.285                    11.500
       9                  6.266                    10.000            58                7.527                    11.697
       10                 6.474                    10.000            59                7.283                    11.500
       11                 6.265                    10.000            60                7.282                    11.983
       12                 6.263                    10.000            61                7.524                    12.372
       13                 6.472                    10.000            62                7.280                    12.000
       14                 6.263                    10.000            63                7.521                    12.351
       15                 6.472                    10.000            64                7.278                    12.000
       16                 6.263                    10.000            65                7.277                    12.000
       17                 6.263                    10.000            66                8.055                    13.200
       18                 6.934                    10.000            67                7.274                    12.000
       19                 6.263                    10.000            68                7.516                    12.298
       20                 6.472                    10.000            69                7.272                    12.000
       21                 6.263                    10.000            70                7.513                    12.277
       22                 6.472                    10.000            71                7.270                    12.000
       23                 6.278                    10.000            72                7.269                    12.000
       24                 6.375                    10.000            73                7.510                    12.243
       25                 6.587                    10.000            74                7.266                    12.000
       26                 6.374                    10.000            75                7.507                    12.220
       27                 6.588                    10.000            76                7.264                    12.000
       28                 6.378                    10.000            77                7.263                    12.000
       29                 6.380                    10.000            78                8.039                    13.056
       30                 7.068                    10.000            79                7.260                    12.000
       31                 6.384                    10.000            80                7.501                    12.162
       32                 6.598                    10.000            81                7.258                    12.000
       33                 6.386                    10.000            82                7.498                    12.138
       34                 6.599                    10.000            83                7.255                    12.000
       35                 6.391                    10.000            84                7.254                    12.000
       36                 7.307                    10.000           ---------------------------------------------------------
       37                 7.550                    10.500
       38                 7.306                    10.500
       39                 7.548                    10.500
       40                 7.304                    10.500
       41                 7.303                    10.500
       42                 7.806                    10.500
       43                 7.302                    10.500
       44                 7.544                    10.500
       45                 7.300                    10.500
       46                 7.542                    10.500
       47                 7.298                    10.500
       48                 7.294                    10.500
       49                 7.536                    11.500
     ----------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2)Assumes that 1-Month LIBOR staysat1.670%, 6-Month LIBOR staysat1.980%, the collateral is run atthe Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                       Class 2-A Available Funds Rate Schedule (1)
                                       -------------------------------------------

                     Available Funds          Available Funds                          Available Funds           Available Funds
     Period             Rate (%)                  Rate (%)              Period             Rate (%)                 Rate (%)
     ------          ---------------          ---------------           ------         ---------------           ---------------
                           (2)                      (3)                                      (2)                       (3)
       1                  7.000                    7.000                  50                7.066                    11.500
       2                  6.096                    8.500                  51                7.297                    11.500
       3                  6.299                    8.500                  52                7.058                    11.500
       4                  6.096                    8.500                  53                7.054                    11.500
       5                  6.097                    8.500                  54                7.805                    11.500
       6                  6.750                    8.500                  55                7.045                    11.500
       7                  6.096                    8.500                  56                7.276                    11.500
       8                  6.299                    8.500                  57                7.037                    11.500
       9                  6.096                    8.500                  58                7.267                    11.500
       10                 6.299                    8.500                  59                7.028                    11.500
       11                 6.096                    8.500                  60                7.024                    11.500
       12                 6.093                    8.500                  61                7.253                    12.000
       13                 6.296                    8.500                  62                7.015                    12.000
       14                 6.093                    8.500                  63                7.244                    12.000
       15                 6.296                    8.500                  64                7.006                    12.000
       16                 6.092                    8.500                  65                7.002                    12.000
       17                 6.092                    8.500                  66                7.747                    12.000
       18                 6.745                    8.500                  67                6.993                    12.000
       19                 6.092                    8.500                  68                7.222                    12.000
       20                 6.295                    8.500                  69                6.984                    12.000
       21                 6.093                    8.500                  70                7.212                    12.000
       22                 6.309                    8.500                  71                6.975                    12.000
       23                 6.239                    8.500                  72                6.971                    12.000
       24                 6.241                    8.500                  73                7.198                    12.000
       25                 6.450                    9.500                  74                6.962                    12.000
       26                 6.235                    9.500                  75                7.189                    12.000
       27                 6.441                    9.500                  76                6.953                    12.000
       28                 6.231                    9.500                  77                6.948                    12.000
       29                 6.230                    9.500                  78                7.687                    12.000
       30                 6.901                    9.500                  79                6.939                    12.000
       31                 6.232                    9.500                  80                7.165                    12.000
       32                 6.439                    9.500                  81                6.930                    12.000
       33                 6.231                    9.500                  82                7.156                    12.000
       34                 6.440                    9.500                  83                6.920                    12.000
       35                 6.284                    9.500                  84                6.916                    12.000
       36                 7.116                    9.500
       37                 7.349                    10.500
       38                 7.109                    10.500
       39                 7.342                    10.500
       40                 7.101                    10.500
       41                 7.102                    10.500
       42                 7.590                    10.500
       43                 7.096                    10.500
       44                 7.328                    10.500
       45                 7.088                    10.500
       46                 7.320                    10.500
       47                 7.082                    10.500
       48                 7.074                    10.500
       49                 7.306                    11.500



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.670%, 6-Month LIBOR stays at 1.980%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                      Subordinate Available Funds Rate Schedule (1)
                                      ---------------------------------------------


                     Available Funds          Available Funds                          Available Funds           Available Funds
     Period             Rate (%)                  Rate (%)              Period             Rate (%)                 Rate (%)
     ------          ---------------          ---------------           ------         ---------------           ---------------
                           (2)                      (3)                                      (2)                       (3)
       1                  7.135                    7.135                  50                7.207                    11.500
       2                  6.214                    8.500                  51                7.445                    11.500
       3                  6.421                    8.500                  52                7.202                    11.500
       4                  6.214                    8.500                  53                7.199                    11.500
       5                  6.214                    8.500                  54                7.967                    11.884
       6                  6.880                    8.500                  55                7.193                    11.500
       7                  6.214                    8.500                  56                7.430                    11.500
       8                  6.421                    8.500                  57                7.187                    11.500
       9                  6.214                    8.500                  58                7.424                    11.500
       10                 6.421                    8.500                  59                7.182                    11.500
       11                 6.213                    8.500                  60                7.179                    11.500
       12                 6.211                    8.500                  61                7.415                    12.000
       13                 6.418                    8.500                  62                7.173                    12.000
       14                 6.211                    8.500                  63                7.409                    12.000
       15                 6.418                    8.500                  64                7.167                    12.000
       16                 6.211                    8.500                  65                7.164                    12.000
       17                 6.211                    8.500                  66                7.928                    12.324
       18                 6.876                    8.500                  67                7.158                    12.000
       19                 6.210                    8.500                  68                7.393                    12.000
       20                 6.417                    8.500                  69                7.151                    12.000
       21                 6.211                    8.500                  70                7.387                    12.000
       22                 6.424                    8.500                  71                7.145                    12.000
       23                 6.290                    8.500                  72                7.142                    12.000
       24                 6.341                    8.500                  73                7.377                    12.000
       25                 6.553                    9.500                  74                7.136                    12.000
       26                 6.337                    9.500                  75                7.370                    12.000
       27                 6.549                    9.500                  76                7.129                    12.000
       28                 6.337                    9.500                  77                7.126                    12.000
       29                 6.338                    9.500                  78                7.886                    12.106
       30                 7.021                    9.500                  79                7.119                    12.000
       31                 6.341                    9.500                  80                7.353                    12.000
       32                 6.553                    9.500                  81                7.113                    12.000
       33                 6.341                    9.500                  82                7.346                    12.000
       34                 6.553                    9.500                  83                7.106                    12.000
       35                 6.370                    9.500                  84                7.103                    12.000
       36                 7.245                    9.500
       37                 7.484                    10.500
       38                 7.240                    10.500
       39                 7.479                    10.500
       40                 7.235                    10.500
       41                 7.233                    10.500
       42                 7.729                    10.500
       43                 7.228                    10.500
       44                 7.467                    10.500
       45                 7.223                    10.500
       46                 7.461                    10.500
       47                 7.219                    10.500
       48                 7.213                    10.500
       49                 7.450                    11.500


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.670%, 6-Month LIBOR stays at 1.980%, the collateral is run atthe Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                                             Range
(As of Calculation Date)                                                                                     -----

Total Number of Loans                                                                  1,219
Total Outstanding Balance                                                       $231,095,544
Average Loan Balance                                                                $189,578           $24,700 to $468,000
WA Mortgage Rate                                                                      7.049%            4.990% to 12.650%
Net WAC                                                                               6.540%            4.481% to 12.141%
ARM Characteristics
      WA Gross Margin                                                                 6.217%            3.750% to 8.000%
      WA Months to First Roll                                                             34                20 to 36
      WA First Periodic Cap                                                           1.683%            1.000% to 3.000%
      WA Subsequent Periodic Cap                                                      1.444%            1.000% to 1.500%
      WA Lifetime Cap                                                                13.885%           10.750% to 19.500%
      WA Lifetime Floor                                                               6.981%            0.500% to 12.500%
WA Original Term (months)                                                                360               180 to 360
WA Remaining Term (months)                                                               359               180 to 360
WA LTV                                                                                79.79%            41.63% to 100.00%
   Percentage of Pool with CLTV > 100%                                                 0.00%
WA FICO                                                                                  612

Secured by (% of pool)                     1st Liens                                 100.00%
                                           2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                      75.60%




   Top 5 States:          Top 5 Prop:          Doc Types:        Purpose Codes      Occ Codes          Grades         Orig PP Term
   -------------          -----------          ----------        -------------      ---------          ------         ------------

CA            50.72%   SFR         75.99%   FULL       51.15%   RCO      83.49%   OO      94.35%   A       78.85%   0         24.40%
FL             6.49%   PUD         11.29%   STATED     48.85%   PUR      14.64%   INV      3.05%   A-       6.32%   12         4.02%
TX             4.89%   2 FAM        6.65%                       RNC       1.87%   2H       2.60%   B        8.61%   24         9.49%
NV             4.70%   CND          4.06%                                                          C        4.76%   36        62.09%
IL             4.11%   3 FAM        1.27%                                                          C-       1.05%
                                                                                                   D        0.40%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




                                      1-1

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                          Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                   $15,574,295        76          6.74          $204,925         6.972      358.59       618        81.4
2/28 LIB6M - IO               $4,988,460        22          2.16          $226,748         6.630      358.63       607        81.4
3/27 LIB6M                  $164,422,239       887         71.15          $185,369         7.090      358.95       611        79.6
3/27 LIB6M - IO              $26,524,126       110         11.48          $241,128         6.481      359.24       614        80.8
15Yr Fixed                      $136,650         2          0.06           $68,325        11.223      180.00       535        76.8
30Yr Fixed                   $18,078,675       113          7.82          $159,988         7.536      358.80       613        78.6
30Yr Fixed - CC               $1,371,099         9          0.59          $152,344         8.722      358.85       609        79.0
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                         Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $211,509,120     1,095         91.52          $193,159         6.994      358.95       611        79.9
Fixed 180                       $136,650         2          0.06           $68,325        11.223      180.00       535        76.8
Fixed 360                    $19,449,774       122          8.42          $159,424         7.620      358.81       613        78.7
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                  Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $24,700         1          0.01           $24,700        11.500      360.00       519        65.0
$25,000.01 - $50,000.00         $636,636        15          0.28           $42,442        10.802      359.15       573        78.2
$50,000.01 - $75,000.00       $5,377,351        85          2.33           $63,263         8.908      357.17       605        79.0
$75,000.01 - $100,000.00      $9,432,596       107          4.08           $88,155         7.968      357.36       600        77.7
$100,000.01 - $150,000.00    $30,546,898       242         13.22          $126,227         7.616      358.92       606        79.5
$150,000.01 - $200,000.00    $41,649,399       234         18.02          $177,989         7.037      358.90       608        79.7
$200,000.01 - $250,000.00    $45,737,513       203         19.79          $225,308         6.908      358.96       610        79.5
$250,000.01 - $300,000.00    $55,330,175       201         23.94          $275,275         6.729      358.94       616        80.6
$300,000.01 - $350,000.00    $36,641,703       116         15.86          $315,877         6.647      358.97       618        80.1
$350,000.01 - $400,000.00     $4,834,890        13          2.09          $371,915         7.128      358.93       625        78.4
$400,000.01 - $450,000.00       $415,683         1          0.18          $415,683         7.375      359.00       611        80.0
$450,000.01 - $500,000.00       $468,000         1          0.20          $468,000         7.925      360.00       583        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------



                                             State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                          $319,485         3          0.14          $106,495         7.770      358.86       597        77.7




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-2

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                                        State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Alaska                          $305,145         1          0.13          $305,145         7.500      358.00       562        80.0
Arizona                       $3,185,094        22          1.38          $144,777         7.555      359.05       603        81.5
Arkansas                        $150,810         2          0.07           $75,405         8.931      359.00       625        86.3
California                  $117,213,547       506         50.72          $231,647         6.504      358.97       615        79.2
Colorado                      $2,538,247        15          1.10          $169,216         6.811      358.77       617        80.4
Connecticut                   $2,672,178        16          1.16          $167,011         8.344      359.11       594        77.1
Delaware                      $1,574,037         7          0.68          $224,862         8.024      358.99       599        81.8
Florida                      $15,009,593        88          6.49          $170,564         7.526      358.93       612        83.1
Georgia                       $3,222,832        24          1.39          $134,285         7.938      354.16       610        82.7
Hawaii                          $432,331         2          0.19          $216,166         6.458      359.40       608        77.8
Idaho                           $864,382         8          0.37          $108,048         8.030      359.25       575        80.4
Illinois                      $9,505,545        57          4.11          $166,764         7.458      359.04       605        78.7
Indiana                         $380,817         4          0.16           $95,204         7.753      359.41       630        78.2
Kansas                          $755,430         6          0.33          $125,905         7.700      359.31       684        81.5
Kentucky                        $393,804         3          0.17          $131,268         7.166      359.23       615        79.8
Louisiana                       $769,818         7          0.33          $109,974         8.760      359.27       586        84.8
Maine                           $204,724         1          0.09          $204,724         8.000      358.00       545        68.8
Maryland                      $4,186,799        21          1.81          $199,371         7.282      358.62       625        80.4
Massachusetts                 $2,590,538        10          1.12          $259,054         6.911      358.89       630        77.9
Michigan                      $2,502,779        21          1.08          $119,180         7.817      358.93       607        80.3
Minnesota                     $1,379,139         8          0.60          $172,392         8.039      359.13       607        80.2
Mississippi                     $553,925         5          0.24          $110,785         7.793      358.43       555        85.8
Missouri                      $1,431,215        11          0.62          $130,110         8.238      359.04       612        82.7
Nebraska                        $417,860         5          0.18           $83,572         7.717      358.93       629        80.2
Nevada                       $10,855,652        52          4.70          $208,763         7.061      358.62       603        78.4
New Hampshire                   $440,188         2          0.19          $220,094         7.863      359.00       557        74.3
New Jersey                    $4,641,037        23          2.01          $201,784         7.948      358.66       592        77.9
New Mexico                      $586,005         4          0.25          $146,501         7.677      358.86       597        79.3
New York                      $7,725,498        31          3.34          $249,210         7.568      359.11       619        77.4
North Carolina                $1,673,632        11          0.72          $152,148         8.459      358.97       605        86.5
North Dakota                    $170,876         1          0.07          $170,876         7.600      359.00       597        89.5
Ohio                            $872,073         9          0.38           $96,897         7.374      358.49       648        81.3
Oklahoma                      $1,290,645        16          0.56           $80,665         8.233      358.86       595        81.9
Oregon                        $2,011,635        13          0.87          $154,741         6.752      359.03       631        80.3
Pennsylvania                  $2,467,634        22          1.07          $112,165         7.912      358.79       602        80.5
Rhode Island                    $495,130         3          0.21          $165,043         7.742      358.92       615        77.7
South Carolina                $1,134,974         6          0.49          $189,162         8.749      358.91       573        79.7
Tennessee                     $1,266,122         8          0.55          $158,265         7.327      358.17       634        88.0
Texas                        $11,308,803        98          4.89          $115,396         8.048      358.18       592        80.3
Utah                          $1,448,935         8          0.63          $181,117         7.304      359.19       633        85.1
Vermont                         $136,106         1          0.06          $136,106         7.875      359.00       630        82.5
Virginia                      $4,199,601        22          1.82          $190,891         7.481      358.82       607        78.9
Washington                    $3,139,072        18          1.36          $174,393         6.808      359.10       620        82.5
West Virginia                   $300,882         3          0.13          $100,294         9.445      359.28       569        76.5
Wisconsin                     $2,226,469        14          0.96          $159,034         8.255      358.86       613        80.7




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-3

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                                        State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                         $144,500         1          0.06          $144,500         9.875      360.00       524        85.0
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                                 Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $191,817         2          0.08           $95,909         7.943      358.56       554        45.3
50.01 - 55.00                   $936,210         5          0.41          $187,242         6.785      358.70       580        53.8
55.01 - 60.00                 $1,195,484         9          0.52          $132,832         7.394      359.12       566        58.6
60.01 - 65.00                 $4,773,005        29          2.07          $164,586         7.446      359.02       558        64.2
65.01 - 70.00                $12,482,160        71          5.40          $175,805         7.332      359.01       570        68.8
70.01 - 75.00                $30,087,384       155         13.02          $194,112         7.128      358.42       584        73.9
75.01 - 80.00               $120,982,330       649         52.35          $186,413         6.940      358.91       612        79.5
80.01 - 85.00                $25,390,269       125         10.99          $203,122         7.006      358.87       630        84.3
85.01 - 90.00                $31,935,720       156         13.82          $204,716         7.156      358.82       649        89.6
90.01 - 95.00                 $1,351,152         7          0.58          $193,022         7.511      358.81       595        94.3
95.01 - 100.00                $1,770,013        11          0.77          $160,910         8.231      358.57       613        99.9
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------



                                            Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $278,065         1          0.12          $278,065         4.990      359.00       679        80.0
5.001 - 5.500                 $3,667,448        18          1.59          $203,747         5.412      358.89       647        79.7
5.501 - 6.000                $30,737,752       128         13.30          $240,139         5.891      358.95       628        79.4
6.001 - 6.500                $51,036,546       227         22.08          $224,831         6.329      359.04       622        79.5
6.501 - 7.000                $54,625,417       269         23.64          $203,068         6.810      358.91       613        80.0
7.001 - 7.500                $34,962,947       183         15.13          $191,054         7.342      358.96       609        79.7
7.501 - 8.000                $25,752,927       151         11.14          $170,549         7.809      358.84       598        80.8
8.001 - 8.500                $11,610,703        76          5.02          $152,772         8.334      358.89       587        79.0
8.501 - 9.000                 $8,468,845        61          3.66          $138,834         8.774      358.86       599        80.5
9.001 - 9.500                 $2,223,200        19          0.96          $117,011         9.297      358.66       574        79.9
9.501 - 10.000                $2,794,803        26          1.21          $107,492         9.786      358.99       571        78.5
10.001 - 10.500               $1,780,865        19          0.77           $93,730        10.402      359.02       561        78.1
10.501 - 11.000                 $909,145        11          0.39           $82,650        10.859      349.08       574        85.7
11.001 - 11.500                 $801,948        10          0.35           $80,195        11.370      339.81       543        77.8
11.501 - 12.000               $1,045,829        13          0.45           $80,448        11.836      358.85       554        77.5
12.001 - 12.500                 $353,517         6          0.15           $58,920        12.319      359.12       539        82.9
12.501 - 13.000                  $45,589         1          0.02           $45,589        12.650      359.00       511        80.0


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-4

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                              Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8




                                                      Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                         $175,616,331       951         75.99          $184,665         7.018      358.88       610        79.9
PUD                          $26,081,664       135         11.29          $193,198         7.192      358.71       612        80.7
2 FAM                        $15,378,894        66          6.65          $233,014         7.217      358.90       613        78.2
CND                           $9,383,989        50          4.06          $187,680         6.779      357.99       633        79.8
3 FAM                         $2,944,140        11          1.27          $267,649         7.399      359.14       606        73.4
4 FAM                         $1,204,975         4          0.52          $301,244         7.341      359.60       614        78.0
CNDP                            $485,551         2          0.21          $242,776         7.541      358.93       615        76.2
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                                         Purpose
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                         $192,951,766       994         83.49          $194,116         7.044      358.83       607        79.1
PUR                          $33,831,332       202         14.64          $167,482         7.130      358.86       634        82.9
RNC                           $4,312,447        23          1.87          $187,498         6.633      358.78       622        85.8
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                                        Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                          $218,038,407     1,125         94.35          $193,812         7.004      358.84       610        79.9
INV                           $7,039,802        54          3.05          $130,367         7.591      358.87       630        76.5
2H                            $6,017,334        40          2.60          $150,433         8.046      358.77       630        79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                     Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                       $136,650         2          0.06           $68,325        11.223      180.00       535        76.8
301 - 360                   $230,958,894     1,217         99.94          $189,777         7.047      358.94       612        79.8


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-5

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                     Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                           Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE        GROSS       REMG.               ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE         WAC        TERM     FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                        $118,211,507     696        51.15           $169,844        6.922      358.76     608        79.4
STATED INCOME               $112,884,037     523        48.85           $215,839        7.182      358.92     615        80.2
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544   1,219       100.00           $189,578        7.049      358.84     612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                               Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Unknown                         $126,572         1          0.05          $126,572         9.875      359.00                  70.0
781 - 800                       $565,122         2          0.24          $282,561         6.639      359.00       788        84.9
741 - 760                       $360,000         1          0.16          $360,000         6.150      360.00       741        90.0
721 - 740                     $2,258,054        10          0.98          $225,805         6.071      358.47       729        85.9
701 - 720                     $2,535,746        11          1.10          $230,522         6.558      359.17       709        88.1
681 - 700                     $5,373,661        27          2.33          $199,024         6.795      358.93       689        86.2
661 - 680                    $17,980,815        92          7.78          $195,444         6.823      358.73       670        83.4
641 - 660                    $27,199,966       148         11.77          $183,784         6.884      358.92       651        81.9
621 - 640                    $43,897,925       230         19.00          $190,861         6.768      358.94       630        81.4
601 - 620                    $47,996,873       236         20.77          $203,377         6.821      358.97       610        79.9
581 - 600                    $25,662,114       131         11.10          $195,894         7.138      359.06       591        77.7
561 - 580                    $21,351,993       115          9.24          $185,670         7.253      358.92       570        77.6
541 - 560                    $20,372,575       119          8.82          $171,198         7.664      359.02       551        76.0
521 - 540                    $11,490,429        66          4.97          $174,097         7.952      356.68       533        74.4
501 - 520                     $3,923,697        30          1.70          $130,790         8.922      359.13       511        71.0
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578         7.049      358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                                          Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
A                           $182,217,595       947         78.85          $192,416         6.948      358.87       620        80.8
A-                           $14,602,212        78          6.32          $187,208         7.378      359.01       591        77.9
B                            $19,900,725       107          8.61          $185,988         7.310      358.93       579        76.4
C                            $11,010,709        66          4.76          $166,829         7.708      357.65       573        73.2
C-                            $2,433,411        15          1.05          $162,227         7.089      359.33       588        75.2
D                               $930,891         6          0.40          $155,149         8.184      359.38       539        68.6


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-6

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                                          Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578        7.049       358.84       612        79.8




                                               Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $56,395,442       346         24.40          $162,993        7.834       358.53       603        79.1
12                            $9,299,646        38          4.02          $244,728        7.085       359.11       625        80.1
24                           $21,923,346       103          9.49          $212,848        6.911       358.64       607        80.5
36                          $143,477,109       732         62.09          $196,007        6.759       358.97       615        79.9
------------------------------------------------------------------------------------------------------------------------------------
                            $231,095,544     1,219        100.00          $189,578        7.049       358.84       612        79.8
------------------------------------------------------------------------------------------------------------------------------------




                                                 Range of Months to Roll                   (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                     WA        CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION          MTR       BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
19 - 24               23     $20,562,755        98          9.72          $209,824        6.889       358.60       615        81.4
32 - 37               35    $190,946,365       997         90.28          $191,521        7.005       358.99       611        79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $211,509,120     1,095        100.00          $193,159        6.994       358.95       611        79.9
------------------------------------------------------------------------------------------------------------------------------------




                                                      Range of Margin                      (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                   $402,065         2          0.19          $201,032        5.764       358.69       662        80.0
4.001 - 5.000                $17,219,599        75          8.14          $229,595        5.841       358.99       634        78.7
5.001 - 6.000                $84,890,276       410         40.14          $207,049        6.615       359.02       616        79.4
6.001 - 7.000                $73,518,483       395         34.76          $186,123        7.321       358.95       606        79.9
7.001 - 8.000                $35,478,696       213         16.77          $166,567        7.797       358.79       601        81.6
------------------------------------------------------------------------------------------------------------------------------------
6.217                       $211,509,120     1,095        100.00          $193,159        6.994       358.95       611        79.9
------------------------------------------------------------------------------------------------------------------------------------




                                                  Range of Maximum Rates                   (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                 $415,144         2          0.20          $207,572        5.841       358.00       646        80.0
11.001 - 11.500                 $467,784         2          0.22          $233,892        6.262       358.38       568        81.5
11.501 - 12.000               $2,759,368        12          1.30          $229,947        5.793       358.14       649        79.1
12.001 - 12.500               $6,754,416        33          3.19          $204,679        5.808       358.74       641        79.2





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-7

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                                  Range of Maximum Rates                 (Excludes     124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000              $34,161,417       146         16.15          $233,982         6.063      358.94       626        80.0
13.001 - 13.500              $49,801,164       222         23.55          $224,330         6.443      359.00       621        80.2
13.501 - 14.000              $45,273,287       228         21.40          $198,567         6.871      358.97       609        79.8
14.001 - 14.500              $27,479,797       144         12.99          $190,832         7.360      359.07       606        79.2
14.501 - 15.000              $20,656,777       120          9.77          $172,140         7.821      358.94       596        80.6
15.001 - 15.500               $9,511,492        62          4.50          $153,411         8.361      358.87       586        78.9
15.501 - 16.000               $6,650,778        48          3.14          $138,558         8.764      358.94       600        81.5
16.001 - 16.500               $1,614,422        13          0.76          $124,186         9.288      358.73       574        80.4
16.501 - 17.000               $2,147,660        21          1.02          $102,270         9.806      359.19       573        79.3
17.001 - 17.500               $1,832,901        17          0.87          $107,818        10.320      358.79       559        77.5
17.501 - 18.000                 $526,495         5          0.25          $105,299        10.867      358.88       570        88.5
18.001 - 18.500                 $277,510         5          0.13           $55,502        11.360      358.82       579        76.7
18.501 - 19.000                 $825,189         9          0.39           $91,688        11.874      358.78       559        77.5
19.001 - 19.500                 $353,517         6          0.17           $58,920        12.319      359.12       539        82.9
------------------------------------------------------------------------------------------------------------------------------------
13.885                      $211,509,120     1,095        100.00          $193,159         6.994      358.95       611        79.9
------------------------------------------------------------------------------------------------------------------------------------




                                                 Initial Periodic Rate Cap                 (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                         $1,962,665        10          0.93          $196,267         6.906      358.30       609        79.1
1.500                       $181,901,698       949         86.00          $191,677         7.019      359.06       610        79.6
2.000                         $1,801,548         8          0.85          $225,194         6.318      358.23       631        78.9
3.000                        $25,843,208       128         12.22          $201,900         6.873      358.31       622        81.8
------------------------------------------------------------------------------------------------------------------------------------
                            $211,509,120     1,095        100.00          $193,159         6.994      358.95       611        79.9
------------------------------------------------------------------------------------------------------------------------------------




                                                Subsequent Periodic Rate Cap               (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                        $23,751,783       119         11.23          $199,595         6.888      358.32       620        81.3
1.500                       $187,757,337       976         88.77          $192,374         7.007      359.03       610        79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $211,509,120     1,095        100.00          $193,159         6.994      358.95       611        79.9
------------------------------------------------------------------------------------------------------------------------------------




                                                Range of Lifetime Rate Floor               (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 1.000                        $163,231         1          0.08          $163,231         6.990      358.00       598        74.3
4.001 - 5.000                   $578,065         2          0.27          $289,032         5.384      358.48       643        75.1


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-8

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 1

                  ARM and Fixed                 $231,095,544

                                Detailed Report

                                                Range of Lifetime Rate Floor               (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                $34,293,469       146         16.21          $234,887          5.852      358.96     630         79.5
6.001 - 7.000                $97,707,803       459         46.20          $212,871          6.581      358.96     617         80.0
7.001 - 8.000                $54,242,513       297         25.65          $182,635          7.546      358.96     603         80.0
8.001 - 9.000                $16,653,267       112          7.87          $148,690          8.518      358.90     591         80.0
9.001 - 10.000                $4,269,757        37          2.02          $115,399          9.450      358.89     572         79.7
> 10.000                      $3,601,015        41          1.70           $87,830         11.067      358.94     562         80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $211,509,120     1,095        100.00          $193,159          6.994      358.95     611         79.9
------------------------------------------------------------------------------------------------------------------------------------




                                                Next Interest Adjustment Date              (Excludes   124     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
05/06                           $205,695         1         0.10           $205,695         8.040      356.00      555         75.0
06/06                         $1,827,109        11         0.86           $166,101         6.556      357.00      622         84.0
07/06                         $7,399,414        35         3.50           $211,412         6.806      358.00      614         81.9
08/06                         $7,813,256        38         3.69           $205,612         6.932      359.02      624         80.7
09/06                         $3,317,281        13         1.57           $255,175         7.084      360.00      596         80.8
05/07                           $470,812         2         0.22           $235,406         6.667      356.00      630         82.1
06/07                         $1,870,741         8         0.88           $233,843         7.420      357.00      613         78.2
07/07                        $38,167,053       206        18.05           $185,277         7.038      358.00      618         80.9
08/07                       $108,918,464       566        51.50           $192,435         7.043      359.00      609         79.6
09/07                        $41,519,295       215        19.63           $193,113         6.860      360.00      610         79.1
------------------------------------------------------------------------------------------------------------------------------------
                            $211,509,120     1,095       100.00           $193,159         6.994      358.95      611         79.9
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      1-9

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                                             Range
(As of Calculation Date)                                                                                     -----

Total Number of Loans                                                                    774
Total Outstanding Balance                                                       $222,727,835
Average Loan Balance                                                                $287,762           $37,588 to $853,933
WA Mortgage Rate                                                                      6.809%            4.250% to 12.500%
Net WAC                                                                               6.300%            3.741% to 11.991%
ARM Characteristics
      WA Gross Margin                                                                 6.308%            4.000% to 11.950%
      WA Months to First Roll                                                             33                 2 to 36
      WA First Periodic Cap                                                           1.776%            1.000% to 3.000%
      WA Subsequent Periodic Cap                                                      1.413%            1.000% to 3.000%
      WA Lifetime Cap                                                                13.648%           11.150% to 19.500%
      WA Lifetime Floor                                                               6.793%            4.250% to 12.500%
WA Original Term (months)                                                                358               180 to 360
WA Remaining Term (months)                                                               357               178 to 360
WA LTV                                                                                79.57%            31.70% to 100.00%
   Percentage of Pool with CLTV > 100%                                                 0.00%
WA FICO                                                                                  614

Secured by (% of pool)                     1st Liens                                 100.00%
                                           2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                      83.76%


 Top 5 States:        Top 5 Prop:         Doc Types:        Purpose Codes       Occ Codes            Grades          Orig PP Term
 -------------        -----------         ----------        -------------       ---------            ------          ------------
CA        67.40%   SFR        82.19%   STATED    50.19%   RCO       82.07%   OO       95.73%   A          83.78%   0         16.24%
FL         4.11%   PUD        12.35%   FULL      49.81%   PUR       14.63%   INV       2.58%   A-          4.75%   12         4.77%
TX         3.53%   CND         3.16%                      RNC        3.30%   2H        1.68%   B           6.12%   24        11.93%
VA         3.10%   2 FAM       1.75%                                                           C           4.60%   36        49.77%
IL         2.08%   CNDP        0.29%                                                           C-          0.58%   60        17.29%
                                                                                               D           0.17%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-1

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                       Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                   $17,687,059        62          7.94          $285,275         6.879      357.75       623        80.4
2/28 LIB6M - IO               $7,825,529        22          3.51          $355,706         6.314      358.17       619        80.6
3/27 LIB6M                  $105,249,572       365         47.25          $288,355         6.957      358.66       608        79.6
3/27 LIB6M - IO              $43,326,034       117         19.45          $370,308         6.499      359.06       610        79.8
15Yr Fixed                    $2,016,512        14          0.91          $144,037         7.277      178.86       608        78.4
15Yr Fixed - CC                  $39,116         1          0.02           $39,116        11.250      179.00       550        80.0
30Yr Fixed                   $40,480,304       173         18.17          $233,990         6.817      358.82       627        78.5
30Yr Fixed - CC               $1,631,709         7          0.73          $233,101         7.522      358.62       630        82.5
30Yr Fixed - IO               $4,472,000        13          2.01          $344,000         6.320      358.63       625        79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                       Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $174,088,194       566         78.16          $307,576         6.806      358.64       611        79.8
Fixed 180                     $2,055,627        15          0.92          $137,042         7.353      178.86       607        78.4
Fixed 360                    $46,584,014       193         20.92          $241,368         6.794      358.80       627        78.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00         $537,814        12          0.24           $44,818        10.688      323.97       577        74.4
$50,000.01 - $75,000.00       $2,711,470        43          1.22           $63,057         9.299      337.27       588        77.8
$75,000.01 - $100,000.00      $4,204,330        48          1.89           $87,590         8.400      350.01       591        80.0
$100,000.01 - $150,000.00    $10,019,008        82          4.50          $122,183         7.955      353.14       598        78.1
$150,000.01 - $200,000.00    $12,135,754        69          5.45          $175,880         7.718      358.53       600        81.2
$200,000.01 - $250,000.00    $12,299,704        54          5.52          $227,772         6.946      358.45       612        78.0
$250,000.01 - $300,000.00    $15,683,964        57          7.04          $275,157         6.847      349.43       604        78.7
$300,000.01 - $350,000.00    $30,090,135        90         13.51          $334,335         6.625      358.68       624        80.7
$350,000.01 - $400,000.00    $58,726,769       156         26.37          $376,454         6.590      358.79       619        80.2
$400,000.01 - $450,000.00    $34,470,569        81         15.48          $425,563         6.456      356.70       618        78.9
$450,000.01 - $500,000.00    $26,737,088        56         12.00          $477,448         6.581      358.90       613        80.1
$500,000.01 - $550,000.00     $5,348,379        10          2.40          $534,838         6.501      359.10       619        77.8
$550,000.01 - $600,000.00     $6,268,934        11          2.81          $569,903         6.227      358.91       620        77.5
$600,000.01 - $650,000.00     $1,841,070         3          0.83          $613,690         6.957      359.00       584        77.8
$750,000.01 - $800,000.00       $798,912         1          0.36          $798,912         6.750      359.00       580        80.0
$850,000.01 - $900,000.00       $853,933         1          0.38          $853,933         8.375      358.00       600        75.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-2

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                          State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                         $800,638         5          0.36          $160,128         9.253      359.28       580        72.9
Alaska                          $154,641         1          0.07          $154,641         9.325      359.00       537        80.2
Arizona                       $1,625,697        10          0.73          $162,570         7.793      358.26       612        80.2
Arkansas                         $91,706         1          0.04           $91,706         9.325      358.00       579        90.0
California                  $150,124,968       432         67.40          $347,511         6.369      357.48       620        79.2
Colorado                        $863,782         3          0.39          $287,927         7.719      359.56       586        75.3
Connecticut                   $2,382,877         7          1.07          $340,411         7.511      358.76       584        78.0
Florida                       $9,157,374        48          4.11          $190,779         7.479      357.55       611        80.6
Georgia                       $3,556,159        19          1.60          $187,166         8.530      358.89       591        85.0
Hawaii                          $248,736         1          0.11          $248,736         7.000      359.00       611        77.8
Idaho                           $405,600         1          0.18          $405,600         6.990      359.00       607        80.0
Illinois                      $4,626,249        22          2.08          $210,284         8.241      357.70       591        81.8
Indiana                         $683,072         5          0.31          $136,614         8.403      358.78       563        83.6
Iowa                             $60,753         1          0.03           $60,753         7.275      359.00       645        80.0
Kansas                           $73,000         1          0.03           $73,000         9.875      360.00       618        94.8
Kentucky                        $543,680         5          0.24          $108,736         8.416      359.22       564        80.9
Louisiana                       $736,070         5          0.33          $147,214         8.550      358.65       585        84.6
Maine                           $288,674         2          0.13          $144,337         9.650      358.00       578        77.9
Maryland                      $3,111,454        12          1.40          $259,288         7.301      353.91       611        77.5
Massachusetts                   $977,084         4          0.44          $244,271         6.854      354.53       620        80.7
Michigan                      $2,890,040        14          1.30          $206,431         7.627      354.13       606        81.1
Minnesota                       $867,319         3          0.39          $289,106         7.886      351.87       648        78.9
Mississippi                     $218,900         2          0.10          $109,450        10.065      360.00       567        85.9
Missouri                      $3,137,143        18          1.41          $174,286         8.202      358.75       586        83.1
Nebraska                         $92,000         1          0.04           $92,000         7.500      360.00       666        80.0
Nevada                        $4,233,191        16          1.90          $264,574         7.419      355.16       593        77.8
New Hampshire                   $406,175         2          0.18          $203,087         6.657      246.29       582        71.1
New Jersey                    $1,950,905         6          0.88          $325,151         6.892      359.01       628        82.5
New Mexico                      $412,666         3          0.19          $137,555         9.441      359.41       546        84.3
New York                      $4,246,962        12          1.91          $353,914         7.807      356.57       600        78.8
North Carolina                $1,250,993         4          0.56          $312,748         6.447      342.06       632        80.6
Ohio                            $375,274         4          0.17           $93,818        10.350      358.92       531        82.4
Oklahoma                        $853,295         8          0.38          $106,662         8.887      358.82       607        85.1
Oregon                          $754,801         4          0.34          $188,700         6.663      355.88       617        86.9
Pennsylvania                  $1,038,591         9          0.47          $115,399         7.358      346.78       601        75.2
South Carolina                   $75,953         1          0.03           $75,953         8.350      359.00       584        80.0
Tennessee                       $113,712         2          0.05           $56,856        10.329      357.93       591        72.8
Texas                         $7,869,156        37          3.53          $212,680         7.719      354.46       605        80.9
Virginia                      $6,907,397        24          3.10          $287,808         7.511      358.35       591        80.2
Washington                    $3,392,508        13          1.52          $260,962         7.163      358.64       616        78.3
Wisconsin                       $752,285         4          0.34          $188,071         7.959      358.23       597        76.8
Wyoming                         $376,357         2          0.17          $188,179         7.558      358.53       612        79.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-3

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                  Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $157,881         2          0.07           $78,940         7.421      359.00       617        36.9
50.01 - 55.00                    $55,000         1          0.02           $55,000         7.875      360.00       513        55.0
55.01 - 60.00                 $1,441,828         8          0.65          $180,229         7.170      350.33       569        58.0
60.01 - 65.00                 $2,290,721        12          1.03          $190,893         7.759      358.67       548        63.7
65.01 - 70.00                $12,471,736        48          5.60          $259,828         6.806      356.67       582        68.9
70.01 - 75.00                $38,941,201       132         17.48          $295,009         6.891      357.13       594        73.9
75.01 - 80.00               $112,440,942       379         50.48          $296,678         6.678      356.79       616        79.5
80.01 - 85.00                $24,815,579        80         11.14          $310,195         6.812      356.92       630        84.3
85.01 - 90.00                $26,785,174        94         12.03          $284,949         6.932      358.06       641        89.6
90.01 - 95.00                 $2,245,190        11          1.01          $204,108         8.492      358.76       611        94.7
95.01 - 100.00                $1,082,583         7          0.49          $154,655         8.184      358.39       624        98.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                              Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                   $402,445         1          0.18          $402,445         4.250      359.00       516        68.9
4.501 - 5.000                   $388,000         1          0.17          $388,000         5.000      359.00       619        80.0
5.001 - 5.500                 $7,892,747        21          3.54          $375,845         5.392      358.30       643        79.0
5.501 - 6.000                $40,226,404       109         18.06          $369,050         5.896      358.67       621        79.4
6.001 - 6.500                $65,486,348       189         29.40          $346,489         6.339      355.86       625        79.3
6.501 - 7.000                $51,714,799       160         23.22          $323,217         6.811      357.94       616        79.9
7.001 - 7.500                $18,606,509        69          8.35          $269,660         7.303      357.60       604        79.5
7.501 - 8.000                $12,189,553        50          5.47          $243,791         7.797      357.44       603        79.9
8.001 - 8.500                 $9,908,752        53          4.45          $186,958         8.315      354.24       590        78.8
8.501 - 9.000                 $5,740,709        40          2.58          $143,518         8.770      356.49       579        82.5
9.001 - 9.500                 $4,443,893        28          2.00          $158,710         9.345      355.29       573        80.4
9.501 - 10.000                $2,284,546        17          1.03          $134,385         9.764      358.92       559        83.5
10.001 - 10.500               $1,067,866        11          0.48           $97,079        10.256      343.05       552        76.3
10.501 - 11.000                 $740,213         7          0.33          $105,745        10.754      359.23       529        79.5
11.001 - 11.500                 $589,538         7          0.26           $84,220        11.445      347.06       531        78.3
11.501 - 12.000                 $806,526         7          0.36          $115,218        11.862      350.48       552        81.6
12.001 - 12.500                 $238,987         4          0.11           $59,747        12.405      325.50       573        80.1
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                      Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                         $183,056,761       638         82.19          $286,923         6.771      356.79       614        79.4
PUD                          $27,503,579        90         12.35          $305,595         6.999      357.76       606        80.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-4

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                      Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
CND                           $7,039,060        26          3.16          $270,733         6.652      358.89       631        79.8
2 FAM                         $3,896,873        14          1.75          $278,348         7.208      358.31       617        78.0
CNDP                            $653,281         2          0.29          $326,641         7.809      359.47       634        80.0
3 FAM                           $511,952         3          0.23          $170,651         7.691      358.22       634        72.5
4 FAM                            $66,329         1          0.03           $66,329         9.125      358.00       650        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                         Purpose
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                         $182,792,170       643         82.07          $284,280         6.824      356.67       610        78.9
PUR                          $32,595,511       107         14.63          $304,631         6.705      358.60       637        83.0
RNC                           $7,340,154        24          3.30          $305,840         6.885      358.72       611        82.4
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                        Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                          $213,222,131       727         95.73          $293,290         6.781      357.11       614        79.7
INV                           $5,754,991        29          2.58          $198,448         7.096      355.42       636        78.1
2H                            $3,750,713        18          1.68          $208,373         7.916      354.33       606        76.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                     Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                     $2,055,627        15          0.92          $137,042         7.353      178.86       607        78.4
181 - 300                       $121,937         2          0.05           $60,968         8.413      288.26       579        78.3
301 - 360                   $220,550,271       757         99.02          $291,348         6.803      358.72       614        79.6
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                           Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
STATED INCOME               $111,779,988       372         50.19          $300,484         7.046      358.53       614        79.9
FULL                        $110,947,847       402         49.81          $275,990         6.570      355.49       614        79.3


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-5

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                        Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                        $95,233         1          0.04           $95,233         7.000      358.00       745        80.0
721 - 740                       $972,799         4          0.44          $243,200         6.512      358.58       734        84.9
701 - 720                     $1,389,224         5          0.62          $277,845         6.404      358.64       710        86.5
681 - 700                     $8,839,895        26          3.97          $339,996         6.274      357.37       687        83.7
661 - 680                    $15,573,180        51          6.99          $305,356         6.449      357.71       670        82.9
641 - 660                    $29,392,040        95         13.20          $309,390         6.586      358.69       650        81.4
621 - 640                    $44,164,079       140         19.83          $315,458         6.497      357.25       630        80.8
601 - 620                    $47,875,662       152         21.50          $314,971         6.699      355.47       611        78.9
581 - 600                    $28,253,879       104         12.69          $271,672         6.945      356.67       591        78.3
561 - 580                    $21,926,092        84          9.84          $261,025         7.112      356.98       570        77.9
541 - 560                    $11,782,571        52          5.29          $226,588         7.486      357.18       551        76.4
521 - 540                     $8,019,430        33          3.60          $243,013         8.152      356.75       533        74.9
501 - 520                     $4,275,751        26          1.92          $164,452         8.448      358.66       513        72.1
<= 500                          $168,000         1          0.08          $168,000         9.450      360.00       500        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                                 Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
A                           $186,592,426       624         83.78          $299,026         6.741      357.23       619        80.0
A-                           $10,583,213        39          4.75          $271,364         6.903      358.38       591        78.8
B                            $13,626,802        57          6.12          $239,067         7.155      356.70       598        76.8
C                            $10,250,110        46          4.60          $222,828         7.471      351.82       579        76.4
C-                            $1,291,284         7          0.58          $184,469         6.915      358.72       579        75.0
D                               $384,000         1          0.17          $384,000         6.650      359.00       652        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835       774        100.00          $287,762         6.809      357.02       614        79.6
------------------------------------------------------------------------------------------------------------------------------------




                                                Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $36,174,779       140         16.24          $258,391         7.673      356.53       602        79.8
12                           $10,613,021        28          4.77          $379,036         6.936      358.47       620        79.6
24                           $26,569,149        82         11.93          $324,014         6.602      358.31       618        79.8


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-6

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                   Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
36                          $110,859,549   359    49.77   $308,801   6.569   358.52   612    79.7
60                           $38,511,337   165    17.29   $233,402   6.793   351.84   627    78.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835   774   100.00   $287,762   6.809   357.02   614    79.6
------------------------------------------------------------------------------------------------------------------------------------




                                               Range of Months to Roll                     (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                     WA        CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION         MTR        BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6                 3         $195,092     2     0.11    $97,546  10.077   300.37   597    80.0
13 - 18              18         $393,975     1     0.23   $393,975   6.875   354.00   596    90.0
19 - 24              22      $25,039,082    82    14.38   $305,355   6.700   358.13   623    80.3
32 - 37              35     $148,460,044   481    85.28   $308,649   6.819   358.82   609    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------




                                                   Range of Margin                         (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                   $388,000     1     0.22   $388,000   5.000   359.00   619    80.0
4.001 - 5.000                $20,519,699    51    11.79   $402,347   5.791   358.91   625    78.5
5.001 - 6.000                $73,638,824   196    42.30   $375,708   6.386   358.75   616    79.3
6.001 - 7.000                $39,715,010   119    22.81   $333,740   6.876   358.30   610    80.8
7.001 - 8.000                $15,783,319    54     9.07   $292,284   7.392   358.40   606    79.4
8.001 - 9.000                $20,672,696   119    11.87   $173,720   8.262   358.82   589    80.7
9.001 - 10.000                $2,787,468    20     1.60   $139,373   9.612   358.69   565    86.1
10.001 - 11.000                 $311,250     3     0.18   $103,750  10.709   358.74   519    71.3
11.001 - 12.000                 $271,926     3     0.16    $90,642  11.585   358.56   515    80.6
------------------------------------------------------------------------------------------------------------------------------------
6.308                       $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------




                                               Range of Maximum Rates                      (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500               $2,500,594     7     1.44   $357,228   5.385   358.21   628    77.5
11.501 - 12.000               $5,655,700    17     3.25   $332,688   5.906   357.91   633    80.0
12.001 - 12.500               $9,424,979    29     5.41   $324,999   5.727   358.18   638    79.9
12.501 - 13.000              $36,648,471   100    21.05   $366,485   6.009   358.65   619    79.6
13.001 - 13.500              $42,430,487   118    24.37   $359,580   6.417   358.91   619    79.4
13.501 - 14.000              $36,837,232   108    21.16   $341,085   6.893   358.94   608    79.8
14.001 - 14.500              $14,528,660    51     8.35   $284,876   7.513   358.52   598    80.2


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-7

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                               Range of Maximum Rates                      (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000               $8,264,554    32     4.75   $258,267   7.941   358.45   590    80.2
15.001 - 15.500               $6,640,322    30     3.81   $221,344   8.350   358.44   590    79.5
15.501 - 16.000               $3,739,675    22     2.15   $169,985   8.919   358.63   575    85.6
16.001 - 16.500               $3,825,292    23     2.20   $166,317   9.309   357.74   575    80.0
16.501 - 17.000               $1,219,279    10     0.70   $121,928   9.913   359.49   554    80.0
17.001 - 17.500                 $788,093     8     0.45    $98,512  10.267   359.21   558    76.3
17.501 - 18.000                 $450,233     3     0.26   $150,078  10.726   359.44   523    81.0
18.001 - 18.500                 $354,836     2     0.20   $177,418  11.471   359.00   521    77.9
18.501 - 19.000                 $705,807     5     0.41   $141,161  11.878   349.50   546    81.9
19.001 - 19.500                  $73,981     1     0.04    $73,981  12.500   359.00   569    80.0
--------------------------------------------------------------------------------------------------------------------------------
13.648                      $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------




                                              Initial Periodic Rate Cap                    (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                         $1,272,154     4     0.73   $318,038   6.807   358.00   630    79.5
1.500                       $138,545,123   419    79.58   $330,657   6.767   358.89   609    79.6
2.000                         $2,803,701    12     1.61   $233,642   7.164   358.07   613    83.8
3.000                        $31,467,216   131    18.08   $240,208   6.947   357.65   614    80.2
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------




                                            Subsequent Periodic Rate Cap                   (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                        $31,212,099   129    17.93   $241,954   6.994   357.93   614    80.4
1.500                       $142,558,786   436    81.89   $326,970   6.768   358.80   610    79.7
3.000                           $317,309     1     0.18   $317,309   5.550   358.00   611    69.9
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------




                                            Range of Lifetime Rate Floor                   (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                 $1,066,073     3     0.61   $355,358   5.493   358.74   570    71.9
5.001 - 6.000                $44,858,695   120    25.77   $373,822   5.820   358.61   623    79.4
6.001 - 7.000                $82,523,918   233    47.40   $354,180   6.575   358.84   617    79.8
7.001 - 8.000                $23,769,285    80    13.65   $297,116   7.507   358.45   600    80.0
8.001 - 9.000                $13,276,225    70     7.63   $189,660   8.414   358.57   583    80.7



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-8

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                            Range of Lifetime Rate Floor                   (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                $6,221,341    41     3.57   $151,740   9.462   358.12   568    81.2
> 10.000                      $2,372,657    19     1.36   $124,877  11.100   356.33   543    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------




                                            Next Interest Adjustment Date                  (Excludes   208     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11/04                           $115,562     1     0.07   $115,562  11.850   302.00   612    80.0
12/04                            $79,531     1     0.05   $79,531    7.500   298.00   576    80.0
03/06                           $393,975     1     0.23   $393,975   6.875   354.00   596    90.0
04/06                           $358,522     1     0.21   $358,522   7.050   355.00   548    80.0
05/06                         $1,772,066     6     1.02   $295,344   5.914   356.00   656    81.3
06/06                         $5,789,573    18     3.33   $321,643   6.251   357.00   625    80.4
07/06                         $7,175,899    26     4.12   $275,996   6.829   358.00   624    80.5
08/06                         $6,156,322    21     3.54   $293,158   7.065   359.00   619    81.0
09/06                         $3,786,700    10     2.18   $378,670   6.886   360.00   613    78.2
05/07                           $841,956     3     0.48   $280,652   6.677   356.00   634    75.4
06/07                         $4,997,934    23     2.87   $217,301   6.848   357.02   591    79.0
07/07                        $42,981,374   155    24.69   $277,299   6.917   358.00   614    80.1
08/07                        $71,364,859   217    40.99   $328,870   6.826   359.00   607    80.0
09/07                        $28,273,921    83    16.24   $340,650   6.655   360.00   607    78.6
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194   566   100.00   $307,576   6.806   358.64   611    79.8
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-9

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                                              Range
(As of Calculation Date)                                                                                      -----

Total Number of Loans                                                                  1,993
Total Outstanding Balance                                                       $453,823,379
Average Loan Balance                                                                $227,709            $24,700 to $853,933
WA Mortgage Rate                                                                      6.931%             4.250% to 12.650%
Net WAC                                                                               6.422%             3.741% to 12.141%
ARM Characteristics
      WA Gross Margin                                                                 6.258%             3.750% to 11.950%
      WA Months to First Roll                                                             33                  2 to 36
      WA First Periodic Cap                                                           1.725%             1.000% to 3.000%
      WA Subsequent Periodic Cap                                                      1.430%             1.000% to 3.000%
      WA Lifetime Cap                                                                13.778%            10.750% to 19.500%
      WA Lifetime Floor                                                               6.896%             0.500% to 12.500%
WA Original Term (months)                                                                359                180 to 360
WA Remaining Term (months)                                                               358                178 to 360
WA LTV                                                                                79.69%             31.70% to 100.00%
   Percentage of Pool with CLTV > 100%                                                 0.00%
WA FICO                                                                                  613

Secured by (% of pool)                     1st Liens                                 100.00%
                                           2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                      79.60%


  Top 5 States:        Top 5 Prop:        Doc Types:      Purpose Codes          Occ Codes        Grades           Orig PP Term
  -------------        -----------        ----------      -------------          ---------        ------           ------------
CA         58.91%   SFR       79.03%   FULL      50.50%   RCO     82.80%      OO       95.03%   A       81.27%   0         20.40%
FL          5.33%   PUD       11.81%   STATED    49.50%   PUR     14.64%      INV       2.82%   A-       5.55%   12         4.39%
TX          4.23%   2 FAM      4.25%                      RNC      2.57%      2H        2.15%   B        7.39%   24        10.69%
NV          3.32%   CND        3.62%                                                            C        4.68%   36        56.04%
IL          3.11%   3 FAM      0.76%                                                            C-       0.82%   60         8.49%
                                                                                                D        0.29%



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                      Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                   $33,261,354       138          7.33          $241,024         6.922      358.15       621        80.9
2/28 LIB6M - IO              $12,813,989        44          2.82          $291,227         6.437      358.35       614        80.9
3/27 LIB6M                  $269,671,811     1,252         59.42          $215,393         7.038      358.84       610        79.6
3/27 LIB6M - IO              $69,850,160       227         15.39          $307,710         6.492      359.13       611        80.2
15Yr Fixed                    $2,153,162        16          0.47          $134,573         7.528      178.93       604        78.3
15Yr Fixed - CC                  $39,116         1          0.01           $39,116        11.250      179.00       550        80.0
30Yr Fixed                   $58,558,979       286         12.90          $204,752         7.039      358.82       623        78.5
30Yr Fixed - CC               $3,002,808        16          0.66          $187,676         8.070      358.73       620        80.9
30Yr Fixed - IO               $4,472,000        13          0.99          $344,000         6.320      358.63       625        79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                                      Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $385,597,314     1,661         84.97          $232,148         6.909      358.81       611        79.9
Fixed 180                     $2,192,277        17          0.48          $128,957         7.594      178.94       603        78.3
Fixed 360                    $66,033,788       315         14.55          $209,631         7.037      358.80       623        78.7
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                               Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $24,700         1          0.01           $24,700        11.500      360.00       519        65.0
$25,000.01 - $50,000.00       $1,174,450        27          0.26           $43,498        10.750      343.04       575        76.5
$50,000.01 - $75,000.00       $8,088,822       128          1.78           $63,194         9.039      350.50       599        78.6
$75,000.01 - $100,000.00     $13,636,926       155          3.00           $87,980         8.102      355.10       597        78.4
$100,000.01 - $150,000.00    $40,565,906       324          8.94          $125,203         7.700      357.49       604        79.2
$150,000.01 - $200,000.00    $53,785,153       303         11.85          $177,509         7.191      358.82       606        80.0
$200,000.01 - $250,000.00    $58,037,218       257         12.79          $225,826         6.916      358.85       610        79.2
$250,000.01 - $300,000.00    $71,014,139       258         15.65          $275,249         6.755      356.84       613        80.2
$300,000.01 - $350,000.00    $66,731,839       206         14.70          $323,941         6.637      358.84       621        80.4
$350,000.01 - $400,000.00    $63,561,660       169         14.01          $376,104         6.631      358.80       620        80.1
$400,000.01 - $450,000.00    $34,886,252        82          7.69          $425,442         6.467      356.73       618        78.9
$450,000.01 - $500,000.00    $27,205,088        57          5.99          $477,282         6.604      358.92       613        80.1
$500,000.01 - $550,000.00     $5,348,379        10          1.18          $534,838         6.501      359.10       619        77.8
$550,000.01 - $600,000.00     $6,268,934        11          1.38          $569,903         6.227      358.91       620        77.5
$600,000.01 - $650,000.00     $1,841,070         3          0.41          $613,690         6.957      359.00       584        77.8
$750,000.01 - $800,000.00       $798,912         1          0.18          $798,912         6.750      359.00       580        80.0
$850,000.01 - $900,000.00       $853,933         1          0.19          $853,933         8.375      358.00       600        75.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                          State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                       $1,120,123         8          0.25          $140,015         8.830      359.16       585        74.2
Alaska                          $459,786         2          0.10          $229,893         8.114      358.34       554        80.1
Arizona                       $4,810,791        32          1.06          $150,337         7.635      358.79       606        81.1
Arkansas                        $242,516         3          0.05           $80,839         9.080      358.62       607        87.7
California                  $267,338,515       938         58.91          $285,009         6.428      358.13       618        79.2
Colorado                      $3,402,029        18          0.75          $189,002         7.042      358.97       609        79.1
Connecticut                   $5,055,055        23          1.11          $219,785         7.951      358.95       590        77.5
Delaware                      $1,574,037         7          0.35          $224,862         8.024      358.99       599        81.8
Florida                      $24,166,967       136          5.33          $177,698         7.508      358.41       612        82.2
Georgia                       $6,778,991        43          1.49          $157,651         8.249      356.64       600        83.9
Hawaii                          $681,067         3          0.15          $227,022         6.656      359.26       609        77.8
Idaho                         $1,269,982         9          0.28          $141,109         7.698      359.17       585        80.3
Illinois                     $14,131,793        79          3.11          $178,883         7.714      358.60       600        79.7
Indiana                       $1,063,889         9          0.23          $118,210         8.170      359.00       587        81.7
Iowa                             $60,753         1          0.01           $60,753         7.275      359.00       645        80.0
Kansas                          $828,430         7          0.18          $118,347         7.892      359.37       678        82.6
Kentucky                        $937,485         8          0.21          $117,186         7.891      359.23       585        80.4
Louisiana                     $1,505,888        12          0.33          $125,491         8.658      358.96       585        84.7
Maine                           $493,398         3          0.11          $164,466         8.966      358.00       564        74.1
Maryland                      $7,298,252        33          1.61          $221,159         7.290      356.61       619        79.2
Massachusetts                 $3,567,622        14          0.79          $254,830         6.896      357.69       627        78.7
Michigan                      $5,392,820        35          1.19          $154,081         7.715      356.36       607        80.7
Minnesota                     $2,246,458        11          0.50          $204,223         7.980      356.33       623        79.7
Mississippi                     $772,825         7          0.17          $110,404         8.436      358.88       559        85.8
Missouri                      $4,568,358        29          1.01          $157,530         8.213      358.84       594        82.9
Nebraska                        $509,860         6          0.11           $84,977         7.678      359.12       636        80.2
Nevada                       $15,088,843        68          3.32          $221,895         7.162      357.65       600        78.2
New Hampshire                   $846,363         4          0.19          $211,591         7.284      304.91       569        72.7
New Jersey                    $6,591,942        29          1.45          $227,308         7.635      358.77       603        79.3
New Mexico                      $998,671         7          0.22          $142,667         8.406      359.09       576        81.4
New York                     $11,972,460        43          2.64          $278,429         7.653      358.21       612        77.9
North Carolina                $2,924,624        15          0.64          $194,975         7.599      351.73       617        84.0
North Dakota                    $170,876         1          0.04          $170,876         7.600      359.00       597        89.5
Ohio                          $1,247,347        13          0.27           $95,950         8.269      358.62       613        81.7
Oklahoma                      $2,143,940        24          0.47           $89,331         8.493      358.84       600        83.1
Oregon                        $2,766,436        17          0.61          $162,732         6.728      358.17       627        82.1
Pennsylvania                  $3,506,225        31          0.77          $113,104         7.748      355.23       602        78.9
Rhode Island                    $495,130         3          0.11          $165,043         7.742      358.92       615        77.7
South Carolina                $1,210,927         7          0.27          $172,990         8.724      358.91       573        79.8
Tennessee                     $1,379,834        10          0.30          $137,983         7.575      358.15       630        86.8
Texas                        $19,177,959       135          4.23          $142,059         7.913      356.65       597        80.5
Utah                          $1,448,935         8          0.32          $181,117         7.304      359.19       633        85.1
Vermont                         $136,106         1          0.03          $136,106         7.875      359.00       630        82.5
Virginia                     $11,106,998        46          2.45          $241,456         7.500      358.53       597        79.7
Washington                    $6,531,580        31          1.44          $210,696         6.992      358.86       618        80.3




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                          State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                   $300,882         3          0.07          $100,294         9.445      359.28       569        76.5
Wisconsin                     $2,978,754        18          0.66          $165,486         8.180      358.70       609        79.7
Wyoming                         $520,857         3          0.11          $173,619         8.201      358.94       588        81.3
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                                  Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $349,698         4          0.08           $87,425         7.707      358.76       582        41.5
50.01 - 55.00                   $991,210         6          0.22          $165,202         6.846      358.77       576        53.8
55.01 - 60.00                 $2,637,312        17          0.58          $155,136         7.271      354.32       568        58.3
60.01 - 65.00                 $7,063,726        41          1.56          $172,286         7.547      358.90       555        64.1
65.01 - 70.00                $24,953,896       119          5.50          $209,697         7.069      357.84       576        68.9
70.01 - 75.00                $69,028,585       287         15.21          $240,518         6.994      357.69       590        73.9
75.01 - 80.00               $233,423,272     1,028         51.43          $227,065         6.814      357.89       614        79.5
80.01 - 85.00                $50,205,848       205         11.06          $244,907         6.910      357.90       630        84.3
85.01 - 90.00                $58,720,894       250         12.94          $234,884         7.054      358.47       645        89.6
90.01 - 95.00                 $3,596,342        18          0.79          $199,797         8.123      358.78       605        94.5
95.01 - 100.00                $2,852,596        18          0.63          $158,478         8.213      358.50       617        99.5
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                              Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                   $402,445         1          0.09          $402,445         4.250      359.00       516        68.9
4.501 - 5.000                   $666,065         2          0.15          $333,032         4.996      359.00       644        80.0
5.001 - 5.500                $11,560,195        39          2.55          $296,415         5.398      358.49       644        79.2
5.501 - 6.000                $70,964,156       237         15.64          $299,427         5.894      358.79       624        79.4
6.001 - 6.500               $116,522,893       416         25.68          $280,103         6.335      357.25       624        79.4
6.501 - 7.000               $106,340,216       429         23.43          $247,879         6.811      358.44       614        79.9
7.001 - 7.500                $53,569,456       252         11.80          $212,577         7.329      358.49       607        79.6
7.501 - 8.000                $37,942,480       201          8.36          $188,769         7.805      358.39       600        80.5
8.001 - 8.500                $21,519,455       129          4.74          $166,817         8.325      356.75       589        78.9
8.501 - 9.000                $14,209,554       101          3.13          $140,689         8.772      357.90       591        81.3
9.001 - 9.500                 $6,667,093        47          1.47          $141,853         9.329      356.42       573        80.2
9.501 - 10.000                $5,079,349        43          1.12          $118,124         9.776      358.96       565        80.7
10.001 - 10.500               $2,848,731        30          0.63           $94,958        10.347      353.04       557        77.4
10.501 - 11.000               $1,649,358        18          0.36           $91,631        10.812      353.63       554        82.9
11.001 - 11.500               $1,391,486        17          0.31           $81,852        11.402      342.88       538        78.0
11.501 - 12.000               $1,852,355        20          0.41           $92,618        11.848      355.21       553        79.3




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                              Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF      % OF           AVERAGE     GROSS   REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN     TOTAL           BALANCE      WAC    TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                 $592,505       10       0.13           $59,250     12.354  345.56     552        81.8
12.501 - 13.000                  $45,589        1       0.01           $45,589     12.650  359.00     511        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00          $227,709      6.931  357.94     613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                                      Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                         $358,673,092     1,589         79.03          $225,723         6.892      357.82       612        79.7
PUD                          $53,585,243       225         11.81          $238,157         7.093      358.23       609        80.7
2 FAM                        $19,275,767        80          4.25          $240,947         7.216      358.78       614        78.2
CND                          $16,423,049        76          3.62          $216,093         6.724      358.38       632        79.8
3 FAM                         $3,456,092        14          0.76          $246,864         7.442      359.00       611        73.2
4 FAM                         $1,271,304         5          0.28          $254,261         7.434      359.52       616        78.1
CNDP                          $1,138,832         4          0.25          $284,708         7.695      359.24       626        78.4
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                                         Purpose
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                         $375,743,936     1,637         82.80          $229,532         6.937      357.78       609        79.0
PUR                          $66,426,843       309         14.64          $214,974         6.921      358.73       636        82.9
RNC                          $11,652,600        47          2.57          $247,928         6.791      358.74       615        83.6
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                                        Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                          $431,260,539     1,852         95.03          $232,862         6.894      357.98       612        79.8
INV                          $12,794,794        83          2.82          $154,154         7.368      357.32       633        77.2
2H                            $9,768,047        58          2.15          $168,415         7.996      357.06       621        78.3
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                     Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                     $2,192,277        17          0.48          $128,957         7.594      178.94       603        78.3





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                     Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                       $121,937         2          0.03           $60,968         8.413      288.26       579        78.3
301 - 360                   $451,509,165     1,974         99.49          $228,728         6.927      358.83       613        79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                           Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                        $229,159,354     1,098         50.50          $208,706         6.752      357.18       611        79.3
STATED INCOME               $224,664,025       895         49.50          $251,021         7.114      358.73       614        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                               Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Unknown                         $126,572         1          0.03          $126,572         9.875      359.00                  70.0
781 - 800                       $565,122         2          0.12          $282,561         6.639      359.00       788        84.9
741 - 760                       $455,233         2          0.10          $227,617         6.328      359.58       742        87.9
721 - 740                     $3,230,853        14          0.71          $230,775         6.204      358.50       731        85.6
701 - 720                     $3,924,970        16          0.86          $245,311         6.504      358.99       709        87.5
681 - 700                    $14,213,556        53          3.13          $268,180         6.471      357.96       688        84.7
661 - 680                    $33,553,995       143          7.39          $234,643         6.649      358.26       670        83.2
641 - 660                    $56,592,006       243         12.47          $232,889         6.729      358.80       650        81.7
621 - 640                    $88,062,004       370         19.40          $238,005         6.632      358.09       630        81.1
601 - 620                    $95,872,535       388         21.13          $247,094         6.760      357.22       611        79.4
581 - 600                    $53,915,993       235         11.88          $229,430         7.037      357.81       591        78.0
561 - 580                    $43,278,085       199          9.54          $217,478         7.182      357.94       570        77.8
541 - 560                    $32,155,146       171          7.09          $188,042         7.599      358.34       551        76.1
521 - 540                    $19,509,859        99          4.30          $197,069         8.034      356.71       533        74.6
501 - 520                     $8,199,448        56          1.81          $146,419         8.675      358.89       512        71.6
<= 500                          $168,000         1          0.04          $168,000         9.450      360.00       500        80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379     1,993        100.00          $227,709         6.931      357.94       613        79.7
------------------------------------------------------------------------------------------------------------------------------------




                                                          Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF         % OF           AVERAGE          GROSS       REMG.                  ORIG
DESCRIPTION                    BALANCE        LOAN        TOTAL           BALANCE           WAC        TERM       FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
A                           $368,810,021     1,571         81.27          $234,761         6.843      358.04       619        80.4
A-                           $25,185,425       117          5.55          $215,260         7.179      358.74       591        78.3
B                            $33,527,527       164          7.39          $204,436         7.247      358.02       587        76.6




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                 Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
C                            $21,260,819   112     4.68   $189,829   7.593   354.84   576    74.7
C-                            $3,724,696    22     0.82   $169,304   7.028   359.12   585    75.2
D                             $1,314,891     7     0.29   $187,842   7.736   359.27   572    72.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379 1,993    100.00  $227,709   6.931   357.94   613    79.7
------------------------------------------------------------------------------------------------------------------------------------




                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $92,570,221   486    20.40   $190,474   7.771   357.75   603    79.4
12                           $19,912,668    66     4.39   $301,707   7.005   358.77   622    79.9
24                           $48,492,495   185    10.69   $262,122   6.742   358.46   613    80.1
36                          $254,336,658 1,091    56.04   $233,123   6.676   358.77   613    79.8
60                           $38,511,337   165     8.49   $233,402   6.793   351.84   627    78.8
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379 1,993   100.00   $227,709   6.931   357.94   613    79.7
------------------------------------------------------------------------------------------------------------------------------------




                                          Range of Months to Roll                          (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                     WA        CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION         MTR        BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6                3          $195,092     2     0.05    $97,546  10.077   300.37   597    80.0
13 - 18             18          $393,975     1     0.10   $393,975   6.875   354.00   596    90.0
19 - 24             22       $45,601,837   180    11.83   $253,344   6.785   358.34   619    80.8
32 - 37             35      $339,406,409 1,478    88.02   $229,639   6.924   358.92   610    79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------




                                            Range of Margin                                (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                   $790,065     3     0.20   $263,355   5.389   358.84   641    80.0
4.001 - 5.000                $37,739,299   126     9.79   $299,518   5.814   358.95   629    78.6
5.001 - 6.000               $158,529,100   606    41.11   $261,599   6.508   358.89   616    79.4
6.001 - 7.000               $113,233,494   514    29.37   $220,299   7.165   358.73   607    80.2
7.001 - 8.000                $51,262,015   267    13.29   $191,993   7.672   358.67   603    80.9
8.001 - 9.000                $20,672,696   119     5.36   $173,720   8.262   358.82   589    80.7
9.001 - 10.000                $2,787,468    20     0.72   $139,373   9.612   358.69   565    86.1
10.001 - 11.000                 $311,250     3     0.08   $103,750  10.709   358.74   519    71.3
11.001 - 12.000                 $271,926     3     0.07    $90,642  11.585   358.56   515    80.6
------------------------------------------------------------------------------------------------------------------------------------
6.258                       $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                               Range of Maximum Rates                      (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                 $415,144     2     0.11   $207,572   5.841   358.00   646    80.0
11.001 - 11.500               $2,968,378     9     0.77   $329,820   5.523   358.24   618    78.1
11.501 - 12.000               $8,415,067    29     2.18   $290,175   5.869   357.98   638    79.7
12.001 - 12.500              $16,179,395    62     4.20   $260,958   5.761   358.41   639    79.6
12.501 - 13.000              $70,809,888   246    18.36   $287,845   6.035   358.79   622    79.8
13.001 - 13.500              $92,231,651   340    23.92   $271,270   6.431   358.96   620    79.8
13.501 - 14.000              $82,110,519   336    21.29   $244,377   6.881   358.95   608    79.8
14.001 - 14.500              $42,008,457   195    10.89   $215,428   7.413   358.88   603    79.5
14.501 - 15.000              $28,921,331   152     7.50   $190,272   7.855   358.80   594    80.5
15.001 - 15.500              $16,151,814    92     4.19   $175,563   8.357   358.69   587    79.2
15.501 - 16.000              $10,390,453    70     2.69   $148,435   8.819   358.83   591    83.0
16.001 - 16.500               $5,439,715    36     1.41   $151,103   9.303   358.03   575    80.1
16.501 - 17.000               $3,366,938    31     0.87   $108,611   9.845   359.30   566    79.5
17.001 - 17.500               $2,620,994    25     0.68   $104,840  10.304   358.92   558    77.1
17.501 - 18.000                 $976,728     8     0.25   $122,091  10.802   359.14   549    85.1
18.001 - 18.500                 $632,346     7     0.16    $90,335  11.422   358.92   547    77.4
18.501 - 19.000               $1,530,996    14     0.40   $109,357  11.876   354.50   553    79.5
19.001 - 19.500                 $427,498     7     0.11    $61,071  12.350   359.10   544    82.4
------------------------------------------------------------------------------------------------------------------------------------
13.778                      $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------




                                              Initial Periodic Rate Cap                    (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                         $3,234,819    14     0.84   $231,058   6.867   358.18   617    79.3
1.500                       $320,446,821 1,368    83.10   $234,245   6.910   358.98   610    79.6
2.000                         $4,605,250    20     1.19   $230,262   6.833   358.13   620    81.9
3.000                        $57,310,424   259    14.86   $221,276   6.914   357.95   618    80.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------




                                            Subsequent Periodic Rate Cap                   (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                        $54,963,882   248    14.25   $221,629   6.949   358.10   616    80.8
1.500                       $330,316,122 1,412    85.66   $233,935   6.904   358.93   610    79.7
3.000                           $317,309     1     0.08   $317,309   5.550   358.00   611    69.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[COMPANY LOGO] Countrywide(SM)
--------------------------                                                                              Computational Materials for
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-8
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                            Range of Lifetime Rate Floor                   (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 1.000                        $163,231     1     0.04   $163,231   6.990   358.00   598    74.3
4.001 - 5.000                 $1,644,138     5     0.43   $328,828   5.455   358.65   595    73.0
5.001 - 6.000                $79,152,164   266    20.53   $297,565   5.834   358.76   626    79.5
6.001 - 7.000               $180,231,721   692    46.74   $260,450   6.578   358.90   617    79.9
7.001 - 8.000                $78,011,798   377    20.23   $206,928   7.534   358.80   602    80.0
8.001 - 9.000                $29,929,492   182     7.76   $164,448   8.472   358.76   588    80.3
9.001 - 10.000               $10,491,097    78     2.72   $134,501   9.457   358.43   569    80.6
> 10.000                      $5,973,672    60     1.55    $99,561  11.080   357.90   555    79.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------




                                            Next Interest Adjustment Date                  (Excludes   332     Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT     # OF    % OF   AVERAGE    GROSS   REMG.           ORIG
DESCRIPTION                    BALANCE     LOAN   TOTAL   BALANCE     WAC    TERM     FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11/04                           $115,562     1     0.03   $115,562  11.850   302.00   612    80.0
12/04                            $79,531     1     0.02    $79,531   7.500   298.00   576    80.0
03/06                           $393,975     1     0.10   $393,975   6.875   354.00   596    90.0
04/06                           $358,522     1     0.09   $358,522   7.050   355.00   548    80.0
05/06                         $1,977,761     7     0.51   $282,537   6.135   356.00   646    80.7
06/06                         $7,616,682    29     1.98   $262,644   6.324   357.00   625    81.3
07/06                        $14,575,312    61     3.78   $238,940   6.817   358.00   619    81.2
08/06                        $13,969,579    59     3.62   $236,773   6.991   359.01   622    80.8
09/06                         $7,103,981    23     1.84   $308,869   6.978   360.00   605    79.4
05/07                         $1,312,768     5     0.34   $262,554   6.673   356.00   632    77.8
06/07                         $6,868,675    31     1.78   $221,570   7.004   357.01   597    78.8
07/07                        $81,148,427   361    21.04   $224,788   6.974   358.00   616    80.4
08/07                       $180,283,323   783    46.75   $230,247   6.957   359.00   608    79.8
09/07                        $69,793,216   298    18.10   $234,205   6.777   360.00   609    78.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314 1,661   100.00   $232,148   6.909   358.81   611    79.9
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                             ABS New Transaction

                            Computational Materials
                            -----------------------

                                 $738,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-8




                             [LOGO]Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------
Preliminary Term Sheet Date:                                                                     September 7, 2004

                                                      $738,000,000 (Approximate)
                                            CWABS Asset-Backed Certificates, Series 2004-8

----------------------------------------------------------------------------------------------------------------------------------
                                                   Payment Window                       Last Scheduled
                    Principal      WAL (Years)          (Mos)        Expected Ratings    Distribution           Certificate
 Class/(1)(2)/    Balance/(3)/    Call/Mat/(4)/     Call/Mat/(4)/    (S&P/Fitch)/(5)/        Date                   Type
---------------  --------------  ---------------  ----------------  ------------------  --------------  --------------------------
      1-A          $319,390,000  Not Offered Herein                      [AAA]/AAA]                         Floating Rate Senior
     2-A-1         $104,812,000    1.00 / 1.00       1-22 / 1-22         [AAA]/AAA         Sep 2021         Floating Rate Senior
     2-A-2         $159,767,000    2.94 / 2.94      22-65 / 22-65        [AAA]/AAA         Oct 2032         Floating Rate Senior
     2-A-3          $46,406,000    6.63 / 8.27     65-84 / 65-191        [AAA]/AAA         Feb 2035         Floating Rate Senior
      M-1           $34,125,000    4.81 / 5.28     39-84 / 39-149        [AA+]AA+          Dec 2034       Floating Rate Mezzanine
      M-2           $17,250,000    4.79 / 5.22     38-84 / 38-137        [AA+]/AA          Nov 2034       Floating Rate Mezzanine
      M-3            $8,625,000    4.78 / 5.19     38-84 / 38-129        [AA+]/AA-         Nov 2034       Floating Rate Mezzanine
      M-4            $9,000,000    4.78 / 5.16     38-84 / 38-124         [AA]/A+          Oct 2034       Floating Rate Mezzanine
      M-5            $8,625,000    4.78 / 5.12     37-84 / 37-118         [AA]/A           Sep 2034       Floating Rate Mezzanine
      M-6            $8,250,000    4.77 / 5.05     37-84 / 37-112        [AA-]/A-          Aug 2034       Floating Rate Mezzanine
      M-7            $8,625,000    4.77 / 4.97     37-84 / 37-104        [A+]/BBB+         Jul 2034       Floating Rate Mezzanine
      M-8            $7,500,000    4.76 / 4.83      37-84 / 37-94        [A-]/BBB          Apr 2034       Floating Rate Mezzanine
       B             $5,625,000    4.60 / 4.60      37-82 / 37-82       [BBB+]/BBB-        Nov 2033       Floating Rate Mezzanine
----------------------------------------------------------------------------------------------------------------------------------
     Total:        $738,000,000
----------------------------------------------------------------------------------------------------------------------------------

(1)  The Class 1-A Certificates (the "Class 1-A Certificates" which are not offered herein) are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively, the "Class 2-A
     Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates
     and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under
     "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s)
     related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8
     and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage
     Loans.
(2)  The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3)  The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5)  Rating Agency Contacts: [Standard and Poor's, Michael Mc Cormick 213-438-1937; Fitch, Kei Ishidoya 212-908-0238 .


Trust:                   Asset-Backed Certificates, Series 2004-8.

Depositor:               CWABS, Inc.

Seller:                  Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:         Countrywide Home Loans Servicing LP.

Underwriters:            Countrywide Securities Corporation (Lead Manager) and
                         Greenwich Capital Markets, Inc. (Co-Manager) and
                         Barclays Capital Inc. (Co-Manager).

Trustee:                 The Bank of New York, a New York banking corporation.

Offered Certificates:    The Senior Certificates (including the Class 1-A, which
                         are not being offered herein) and the Subordinate
                         Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered
Certificates:            The "Non-Offered Certificates" consist of the Class C,
                         Class P and Class A-R Certificates.

                         The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



Federal Tax Status:      It is anticipated that the Senior Certificates and the
                         Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:            The Offered Certificates will be available in book-
                         entry form through DTC, Clearstream, and the Euroclear System.

Statistical Pool
Calculation Date:        September 1, 2004.

Cut-off Date:            As to any Mortgage Loan, the later of September 1, 2004
                         and the origination date of such Mortgage Loan.

Expected
Pricing Date:            September [8], 2004.

Expected
Closing Date:            September 28, 2004.

Expected
Settlement Date:         September 28, 2004.

Distribution Date:       The 25th day of each month (or, if not a business day,
                         the next succeeding business day), commencing in October 2004.

Accrued Interest:        The price to be paid by investors for the Senior
                         Certificates and the Subordinate Certificates will not include accrued interest (i.e., settling flat).

Interest
Accrual Period:          The "Interest Accrual Period" for each Distribution
                         Date with respect to the Senior Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                         (calculated on an actual/360 day basis).

ERISA Eligibility:       The Senior Certificates and the Subordinate
                         Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or
                         Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:       The Senior Certificates, the Class M-1, Class M-2 and
                         Class M-3 Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:    The "Clean-up Call" may be exercised once the aggregate
                         principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing
Prepayment Speed:        The Senior Certificates and the Subordinate
                         Certificates will be priced based on the following collateral prepayment assumptions:

                         -------------------------------------------------------
                         Fixed Rate Mortgage Loans
                         -------------------------------------------------------
                         100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                         -------------------------------------------------------

                         -------------------------------------------------------
                         Adjustable Rate Mortgage Loans
                         -------------------------------------------------------
                         100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                         -------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



Mortgage Loans:          The collateral tables included in these Computational
                         Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the "Statistical
                         Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                         Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the
                         "Mortgage Pool"). The characteristics of the Mortgage
                         Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                         As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $453,823,378.82 of which: (i) approximately $211,509,119.60 were conforming balance adjustable rate mortgage loans and approximately $19,586,424.26 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately $174,088,193.95 were adjustable rate mortgage loans and approximately $48,639,641.01 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the Group 1 Mortgage Loans, the "Mortgage Loans").

Pass-Through
Rate: The "Pass-Through Rate" for each class of Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:           The "Adjusted Net Mortgage Rate" for each Mortgage Loan
                         is equal to the gross mortgage rate of the Mortgage
                         Loan less the sum of (a) the servicing fee rate and
                         (b) the trustee fee rate (such sum, the "Expense Fee
                         Rate").

Net Rate Cap:            The "Net Rate Cap" is generally equal to the following:

                         -------------------------------------------------------
                         Class
                         -------------------------------------------------------
                         1-A The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans less the MBIA guaranty fee (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                         -------------------------------------------------------
                         2-A The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                         -------------------------------------------------------
                         Subordinate The weighted average of the Adjusted Net Certificates Mortgage Rate of the Group 1 Mortgage
                                      Loans and Group 2 Mortgage Loans, weighted
                                      on the basis of the excess of the
                                      principal balance of the related group of
                                      Mortgage Loans over the aggregate
                                      principal balance of the Class 1-A and
                                      Class 2-A Certificates, as applicable
                                      (adjusted to an effective rate reflecting
                                      the accrual of interest on an actual/360
                                      basis).
                         -------------------------------------------------------

Net Rate
Carryover:               For any Class of Senior Certificates or Subordinate
                         Certificates and any Distribution Date, the "Net Rate
                         Carryover" will equal the sum of (a) the excess of
                         (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution
                         Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from both loan groups, as described under the heading "Certificates Priority of Distributions" below.



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



Corridor Contracts:      The Trust will include three Corridor Contracts for the
                         benefit of the (i) Class 1-A Certificates, (ii) Class
                         2-A Certificates and (iii) Subordinate Certificates
                         (the "Class 1-A Corridor Contract," "Class 2-A
                         Corridor Contract," and "Subordinate Corridor
                         Contract," respectively, and, collectively, the
                         "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A
                         Certificates any related Net Rate Carryover, (b) the
                         Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A Certificates any related
                         Net Rate Carryover, and (c) the Subordinate Corridor
                         Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate
                         Carryover. Amounts received under each Corridor
                         Contract will be paid to the related Class or Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net
                         Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:      The Trust will include the following credit enhancement
                         mechanisms, each of which is intended to provide credit support for some or all of the Senior
                         Certificates and the Subordinate Certificates, as the case may be:

                                1) Subordination
                                2) Overcollateralization
                                3) Excess Cashflow


                         ----------------------------------------------------------------------
                                                                                   Target
                                                              Initial          Subordination
                                   Class       S&P/Fitch  Subordination (1)    at Stepdown (a)
                         ----------------------------------------------------------------------
                         Senior Certificates   [AAA]/AAA        15.95%              31.90%
                         ----------------------------------------------------------------------
                         M-1                   [AA+]/AA+        11.40%              22.80%
                         ----------------------------------------------------------------------
                         M-2                    [AA+]/AA        9.10%               18.20%
                         ----------------------------------------------------------------------
                         M-3                   [AA+]/AA-        7.95%               15.90%
                         ----------------------------------------------------------------------
                         M-4                    [AA]/A+         6.75%               13.50%
                         ----------------------------------------------------------------------
                         M-5                     [AA]/A         5.60%               11.20%
                         ----------------------------------------------------------------------
                         M-6                    [AA-]/A-        4.50%               9.00%
                         ----------------------------------------------------------------------
                         M-7                   [A+]/BBB+        3.35%               6.70%
                         ----------------------------------------------------------------------
                         M-8                    [A-]/BBB        2.35%               4.70%
                         ----------------------------------------------------------------------
                         B                    [BBB+]/BBB-       1.60%               3.20%
                         ----------------------------------------------------------------------

                         a. Initial Overcollateralization at closing is 1.60%. Does not include any credit for Excess Interest.

                             4) MBIA Guaranty: MBIA will guarantee that (i)
                                required payments of interest on the Class 1-A Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-A Certificates. The MBIA guaranty will not cover any Net Rate Cap Carryover, or any prepayment interest shortfall amounts for a Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Subordination:           The Subordinate Certificates will be subordinate to,
                         and provide credit support for, the Senior
                         Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3,
                         Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



Overcollateralization:   On the Closing Date, the principal balance of the
                         Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial Overcollateralization Target (as defined below). Any realized losses on the Mortgage
                         Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                  Prior to the Stepdown Date, the Initial
                         Overcollateralization Target will be equal to 1.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing Date.

                         On or after the Stepdown Date, the
                         Overcollateralization Target will be equal to 3.20% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:         "Excess Cashflow" for any Distribution Date will be
                         equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of
                         Distributions."

Trigger Event:           A "Trigger Event" will be in effect on a Distribution
                         Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss
                         Trigger is in effect on such Distribution Date.

Delinquency Trigger:     With respect to the Certificates, a "Delinquency
                         Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding
                         Mortgage Loans equals or exceeds [TBD%] of the Senior
                         Enhancement Percentage. As used above, the "Senior
                         Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                         Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger: A "Cumulative Loss Trigger" will be in effect on a
                         Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:

                         Period (month)         Percentage
                         --------------         ----------
                         37 - 48                [TBD%] with respect to October
                                                2007, plus an additional 1/12th
                                                of 1.50% for each month
                                                thereafter
                         49 - 60                [TBD%] with respect to October
                                                2008, plus an additional 1/12th
                                                of 1.00% for each month
                                                thereafter
                         61 - 72                [TBD%] with respect to October
                                                2009, plus an additional 1/12th
                                                of 1.00% for each month
                                                thereafter
                         73+                    [TBD%]



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
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      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



Stepdown Date:           The earlier to occur of:
                             (i) the Distribution Date on which the aggregate principal balance of the Senior Certificates is reduced to zero; and

                             (ii)  the later to occur of:
                                   a.  the Distribution Date in October 2007.
                                   b. the first Distribution Date on which the aggregate principal balance of the
                                       Senior Certificates is less than or equal to [68.10%] of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation
of Losses:               Any realized losses on the Mortgage Loans not covered
                         by Excess Interest or Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class
                         M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any MBIA reimbursements and then to the Class 1-A Certificates current and unpaid interest, and (b) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates, pro rata based on their respective entitlements, current and unpaid interest, (ii) from any remaining interest funds related to all of the Mortgage Loans, first to pay any remaining MBIA guaranty fee and MBIA reimbursements and then to each class of Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                         2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans, first to pay the MBIA guaranty fee and any MBIA reimbursements remaining unpaid from Interest Funds, and then to the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                         3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as applicable) to restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                         4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                         5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                         6) To the Class C Certificates, any remaining amount.






_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



Principal Paydown:       Prior to the Stepdown Date or if a Trigger Event is in
                         effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                         Class M-5, Class M-6, Class M-7, Class M-8 and Class
                         B Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior Certificates are retired prior to the other group of Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the Prospectus
                         Supplement).

                         On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 31.90% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 22.80% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 18.20% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 15.90% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 13.50% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 11.20% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 9.00% Subordination,
                         (viii) eighth, to the Class M-7 Certificates, such that the Class M-7 Certificates will have 6.70% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 4.70% Subordination and (x) tenth, to the Class B Certificates such that the Class B Certificates will have 3.20% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.

                         As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Senior Certificates related to the other Loan Group.

Class 2-A
Principal Distributions: Principal distributed on the Class 2-A Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                         Provided, however, that if (i) the aggregate certificate principal balance of the Senior Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool and (ii) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

          Discount Margin Tables, Corridor Contracts Schedule,
          Available Funds Schedules and Collateral Tables to Follow










_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                        Discount Margin Tables (%) (1)

    Class 2-A-1 (To Call)
    ----------------------------------------------------------------------
        Margin                0.150%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                15.0      15.0      15.0     15.0      15.0
    ======================================================================
    WAL (yr)                   1.57      1.24      1.00     0.85      0.75
    MDUR (yr)                  1.55      1.22      0.99     0.85      0.75
    First Prin Pay             Oct04    Oct04     Oct04     Oct04    Oct04
    Last Prin Pay              Apr07    Nov06     Jul06     Mar06    Dec05
    ----------------------------------------------------------------------

    Class 2-A-1 (To Maturity)
    ----------------------------------------------------------------------
        Margin                0.150%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                15.0      15.0      15.0     15.0      15.0
    ======================================================================
    WAL (yr)                   1.57      1.24      1.00     0.85      0.75
    MDUR (yr)                  1.55      1.22      0.99     0.85      0.75
    First Prin Pay             Oct04    Oct04     Oct04     Oct04    Oct04
    Last Prin Pay              Apr07    Nov06     Jul06     Mar06    Dec05
    ----------------------------------------------------------------------

    Class 2-A-2 (To Call)
    ----------------------------------------------------------------------
        Margin                0.350%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                35.0      35.0      35.0     35.0      35.0
    ======================================================================
    WAL (yr)                   5.38      3.77      2.94     2.34      2.02
    MDUR (yr)                  5.08      3.63      2.85     2.29      1.99
    First Prin Pay             Apr07    Nov06     Jul06     Mar06    Dec05
    Last Prin Pay              Apr15    Dec11     Feb10     Dec08    May07
    ----------------------------------------------------------------------

    Class 2-A-2 (To Maturity)
    ----------------------------------------------------------------------
        Margin                0.350%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                35.0      35.0      35.0     35.0      35.0
    ======================================================================
    WAL (yr)                   5.38      3.77      2.94     2.34      2.02
    MDUR (yr)                  5.08      3.63      2.85     2.29      1.99
    First Prin Pay             Apr07    Nov06     Jul06     Mar06    Dec05
    Last Prin Pay              Apr15    Dec11     Feb10     Dec08    May07
    ----------------------------------------------------------------------



(1) See definition of Pricing Prepayment Speed above.



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



    Class 2-A-3 (To Call)
    ----------------------------------------------------------------------
        Margin                0.530%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                53.0      53.0      53.0     53.0      53.0
    ======================================================================
    WAL (yr)                   12.94     8.86      6.63     5.15      3.70
    MDUR (yr)                  11.28     8.07      6.18     4.88      3.56
    First Prin Pay             Apr15    Dec11     Feb10     Dec08    May07
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class 2-A-3 (To Maturity)
    ----------------------------------------------------------------------
        Margin                0.530%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                60.3      61.9      62.4     63.0      64.0
    ======================================================================
    WAL (yr)                   15.60    11.01      8.27     6.48      4.78
    MDUR (yr)                  13.11     9.71      7.53     6.02      4.51
    First Prin Pay             Apr15    Dec11     Feb10     Dec08    May07
    Last Prin Pay              Feb31    May25     Aug20     Apr17    Dec14
    ----------------------------------------------------------------------

    Class M-1 (To Call)
    ----------------------------------------------------------------------
        Margin                0.700%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                70.0      70.0      70.0     70.0      70.0
    ======================================================================
    WAL (yr)                   9.15      6.27      4.81     4.19      4.24
    MDUR (yr)                  8.15      5.79      4.54     3.99      4.04
    First Prin Pay             May09    Dec07     Dec07     Mar08    Jul08
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-1 (To Maturity)
    ----------------------------------------------------------------------
        Margin                0.700%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                72.2      72.7      72.7     72.6      72.3
    ======================================================================
    WAL (yr)                   9.97      6.90      5.28     4.57      4.55
    MDUR (yr)                  8.71      6.28      4.92     4.31      4.32
    First Prin Pay             May09    Dec07     Dec07     Mar08    Jul08
    Last Prin Pay              Apr27    Feb21     Feb17     Jun14    Jul12
    ----------------------------------------------------------------------






_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




    Class M-2 (To Call)
    ----------------------------------------------------------------------
        Margin                0.800%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                80.0      80.0      80.0     80.0      80.0
    ======================================================================
    WAL (yr)                   9.15      6.27      4.79     4.08      3.90
    MDUR (yr)                  8.11      5.77      4.50     3.88      3.72
    First Prin Pay             May09    Dec07     Nov07     Feb08    May08
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-2 (To Maturity)
    ----------------------------------------------------------------------
        Margin                0.800%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                82.4      82.8      82.9     82.8      82.4
    ======================================================================
    WAL (yr)                   9.92      6.86      5.22     4.43      4.17
    MDUR (yr)                  8.63      6.22      4.86     4.18      3.96
    First Prin Pay             May09    Dec07     Nov07     Feb08    May08
    Last Prin Pay              Nov25    Nov19     Feb16     Aug13    Nov11
    ----------------------------------------------------------------------

    Class M-3 (To Call)
    ----------------------------------------------------------------------
        Margin                0.900%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                90.0      90.0      90.0     90.0      90.0
    ======================================================================
    WAL (yr)                   9.15      6.27      4.78     4.03      3.77
    MDUR (yr)                  8.06      5.75      4.48     3.83      3.60
    First Prin Pay             May09    Dec07     Nov07     Jan08    Mar08
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-3 (To Maturity)
    ----------------------------------------------------------------------
        Margin                0.900%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                92.5      93.0      93.0     93.0      92.6
    ======================================================================
    WAL (yr)                   9.87      6.82      5.19     4.35      4.03
    MDUR (yr)                  8.55      6.17      4.81     4.10      3.82
    First Prin Pay             May09    Dec07     Nov07     Jan08    Mar08
    Last Prin Pay              Nov24    Jan19     Jun15     Feb13    Jun11
    ----------------------------------------------------------------------








_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



    Class M-4 (To Call)
    ----------------------------------------------------------------------
        Margin                1.300%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed          50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00              130.0    130.0     130.0     130.0    130.0
    ======================================================================
    WAL (yr)                 9.15     6.27      4.78      4.01     3.71
    MDUR (yr)                7.89     5.66      4.43      3.77     3.51
    First Prin Pay           May09    Dec07     Nov07     Dec07    Feb08
    Last Prin Pay            May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-4 (To Maturity)
    ----------------------------------------------------------------------
        Margin                1.300%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                133.3    134.0     134.0     134.0    133.5
    ======================================================================
    WAL (yr)                   9.83      6.78      5.16     4.31      3.94
    MDUR (yr)                  8.33      6.04      4.73     4.02      3.71
    First Prin Pay             May09    Dec07     Nov07     Dec07    Feb08
    Last Prin Pay              Mar24    Jul18     Jan15     Oct12    Mar11
    ----------------------------------------------------------------------

    Class M-5 (To Call)
    ----------------------------------------------------------------------
        Margin                1.400%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                140.0    140.0     140.0     140.0    140.0
    ======================================================================
    WAL (yr)                   9.15      6.27      4.78     3.99      3.65
    MDUR (yr)                  7.85      5.64      4.41     3.74      3.45
    First Prin Pay             May09    Dec07     Oct07     Dec07    Jan08
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-5 (To Maturity)
    ----------------------------------------------------------------------
        Margin                1.400%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                143.2    143.9     143.9     143.9    143.4
    ======================================================================
    WAL (yr)                   9.77      6.73      5.12     4.26      3.86
    MDUR (yr)                  8.24      5.98      4.68     3.96      3.63
    First Prin Pay             May09    Dec07     Oct07     Dec07    Jan08
    Last Prin Pay              Jun23    Nov17     Jul14     May12    Nov10
    ----------------------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




    Class M-6 (To Call)
    ----------------------------------------------------------------------
        Margin                1.550%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                155.0    155.0     155.0     155.0    155.0
    ======================================================================
    WAL (yr)                   9.15      6.27      4.77     3.97      3.61
    MDUR (yr)                  7.79      5.61      4.38     3.71      3.40
    First Prin Pay             May09    Dec07     Oct07     Nov07    Dec07
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-6 (To Maturity)
    ----------------------------------------------------------------------
        Margin                1.550%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 100-00                158.0    158.7     158.7     158.7    158.2
    ======================================================================
    WAL (yr)                   9.68      6.66      5.05     4.19      3.78
    MDUR (yr)                  8.12      5.89      4.60     3.89      3.55
    First Prin Pay             May09    Dec07     Oct07     Nov07    Dec07
    Last Prin Pay              Jul22    Mar17     Jan14     Dec11    Jul10
    ----------------------------------------------------------------------

    Class M-7 (To Call)
    ----------------------------------------------------------------------
        Margin                3.000%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 95.83                 358.1    379.1     400.0     417.6    428.6
    ======================================================================
    WAL (yr)                   9.15      6.27      4.77     3.95      3.57
    MDUR (yr)                  7.13      5.24      4.14     3.52      3.22
    First Prin Pay             May09    Dec07     Oct07     Nov07    Dec07
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-7 (To Maturity)
    ----------------------------------------------------------------------
        Margin                3.000%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 95.83                 360.4    381.2     401.6     418.7    429.2
    ======================================================================
    WAL (yr)                   9.53      6.55      4.97     4.11      3.69
    MDUR (yr)                  7.31      5.41      4.28     3.64      3.32
    First Prin Pay             May09    Dec07     Oct07     Nov07    Dec07
    Last Prin Pay              Jun21    Apr16     May13     Jun11    Feb10
    ----------------------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



    Class M-8 (To Call)
    ----------------------------------------------------------------------
        Margin                3.000%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 89.96                 445.7    497.9     550.1     594.6    625.0
    ======================================================================
    WAL (yr)                   9.15      6.27      4.76     3.94      3.52
    MDUR (yr)                  6.98      5.14      4.06     3.45      3.13
    First Prin Pay             May09    Dec07     Oct07     Oct07    Nov07
    Last Prin Pay              May18    Jan14     Sep11     Feb10    Feb09
    ----------------------------------------------------------------------

    Class M-8 (To Maturity)
    ----------------------------------------------------------------------
        Margin                3.000%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 89.96                 445.8    497.4     549.1     593.1    623.5
    ======================================================================
    WAL (yr)                   9.27      6.37      4.83     3.99      3.55
    MDUR (yr)                  7.03      5.19      4.10     3.49      3.16
    First Prin Pay             May09    Dec07     Oct07     Oct07    Nov07
    Last Prin Pay              Nov19    Mar15     Jul12     Oct10    Aug09
    ----------------------------------------------------------------------

    Class B (To Call)
    ----------------------------------------------------------------------
        Margin                3.000%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 83.19                 561.7    655.7     750.1     831.5    884.1
    ======================================================================
    WAL (yr)                   8.84      6.06      4.60     3.80      3.40
    MDUR (yr)                  6.67      4.90      3.87     3.28      2.99
    First Prin Pay             May09    Dec07     Oct07     Oct07    Oct07
    Last Prin Pay              Jan18    Nov13     Jul11     Jan10    Dec08
    ----------------------------------------------------------------------

    Class B (To Maturity)
    ----------------------------------------------------------------------
        Margin                3.000%
    ----------------------------------------------------------------------
    Percent of Pricing
    Prepayment Speed            50%      75%       100%     125%      150%
    ======================================================================
    DM @ 83.19                 561.7    655.7     750.1     831.5    884.1
    ======================================================================
    WAL (yr)                   8.84      6.06      4.60     3.80      3.40
    MDUR (yr)                  6.67      4.90      3.87     3.28      2.99
    First Prin Pay             May09    Dec07     Oct07     Oct07    Oct07
    Last Prin Pay              Jan18    Nov13     Jul11     Jan10    Dec08
    ----------------------------------------------------------------------





_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                          Class 2-A Corridor Contract Agreement Schedule and Strike Rates

              Notional          Cap           Cap                            Notional          Cap           Cap
              Schedule         Strike       Ceiling                          Schedule         Strike       Ceiling
 Period         ($)             (%)           (%)                Period        ($)             (%)           (%)
---------------------------------------------------------------------------------------------------------------------
    1       310,985,000       6.74953%      8.25000%               47       78,889,481       8.07701%      9.99143%
    2       308,998,501       5.84626%      8.25000%               48       76,647,985       8.65898%      9.79942%
    3       306,511,255       6.04936%      8.25000%               49       74,478,932       8.94457%     10.78513%
    4       303,524,678       5.84605%      8.25000%               50       72,373,365       8.63664%     10.80183%
    5       300,042,230       5.84658%      8.25000%               51       70,329,371       8.92140%     10.78897%
    6       296,069,485       6.49967%      8.25000%               52       68,345,099       8.61579%     10.80576%
    7       291,614,047       5.84638%      8.25000%               53       66,418,764       8.62900%     10.79269%
    8       286,685,666       6.04949%      8.25000%               54       64,548,827       9.67095%     10.00131%
    9       281,305,668       5.84620%      8.25000%               55       62,737,847       8.69899%     10.12684%
   10       275,506,299       6.04934%      8.25000%               56       60,979,467       8.98476%     10.09406%
   11       269,429,185       5.84550%      8.24958%               57       59,272,113       8.67493%     10.13611%
   12       263,153,092       5.84330%      8.24959%               58       57,614,262       8.96127%     10.10365%
   13       256,960,156       6.04612%      8.24958%               59       56,004,236       8.67130%     10.14624%
   14       250,886,780       5.84275%      8.24960%               60       54,440,881       8.74157%      9.78367%
   15       244,930,531       6.04557%      8.24959%               61       52,922,392       9.02840%     10.24120%
   16       239,089,035       5.84223%      8.24960%               62       51,447,723       8.71639%     10.29591%
   17       233,379,297       5.84213%      8.24923%               63       50,015,572       9.00231%     10.25392%
   18       227,777,692       6.49473%      8.24915%               64       48,624,675       8.69232%     10.30952%
   19       222,282,174       5.84191%      8.24925%               65       47,273,807       8.69495%     10.33109%
   20       216,890,746       6.04486%      8.24923%               66       45,961,781       9.71972%     10.26648%
   21       211,601,451       5.84593%      8.24859%               67       44,687,446       8.74174%     10.41593%
   22       206,412,547       6.07137%      8.24855%               68       43,449,685       9.02766%     10.37741%
   23       201,321,132       6.07046%      8.24824%               69       42,247,414       8.71515%     10.42763%
   24       196,300,347       6.07267%      8.24829%               70       41,079,585       9.00119%     10.39063%
   25       191,246,761       6.28429%      9.24828%               71       39,945,179       8.70224%     10.45324%
   26       184,454,530       6.06226%      9.24837%               72       38,843,208       8.74824%     10.51858%
   27       169,334,787       6.27053%      9.24714%               73       37,772,716       9.03395%     10.48334%
   28       155,273,519       6.06347%      9.24268%               74       36,732,773       8.72052%     10.52969%
   29       142,270,642       6.16233%      9.22602%               75       35,722,480       9.00525%     10.49487%
   30       131,207,329       6.86047%      9.22281%               76       34,740,963       8.69355%     10.54176%
   31       125,680,692       6.17292%      9.22548%               77       33,787,376       8.68969%     10.55749%
   32       120,330,954       6.38578%      9.22474%               78       32,860,897       9.68642%     10.49036%
   33       115,141,081       6.17095%      9.22434%               79       31,960,729       8.71053%     10.61764%
   34       110,106,211       6.39091%      9.21734%               80       31,086,101       8.99429%     10.58535%
   35       105,221,551       6.26584%      9.13023%               81       30,236,263       8.68173%     10.62832%
   36       100,485,944       7.22249%      9.13063%               82       29,410,488       8.96520%     10.59714%
   37        95,884,129       7.46676%     10.12539%               83       28,608,072       8.66168%     10.64791%
   38        95,884,129       7.21276%     10.12979%               84       27,828,331       8.68654%     10.69265%
   39        95,884,129       7.45672%     10.12490%
   40        95,884,129       7.20593%     10.12266%
   41        93,856,190       7.26538%     10.03376%
   42        91,162,744       8.63771%     10.01826%
   43        88,558,993       8.05619%     10.03238%
   44        86,032,083       8.32425%     10.02590%
   45        83,579,679       8.03948%     10.03404%
   46        81,199,527       8.30923%     10.02353%





_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                         Subordinate Corridor Contract Agreement Schedule and Strike Rates

         Notional Schedule   Cap Strike   Cap Ceiling                   Notional Schedule   Cap Strike   Cap Ceiling
 Period         ($)             (%)           (%)                Period        ($)             (%)           (%)
---------------------------------------------------------------------------------------------------------------------
    1       107,625,000       6.88493%      8.25000%               47       65,232,407       8.41616%     10.02348%
    2       107,625,000       5.96425%      8.25000%               48       63,308,234       9.03365%      9.68729%
    3       107,625,000       6.17134%      8.25000%               49       61,448,718       9.33441%     10.66957%
    4       107,625,000       5.96415%      8.25000%               50       59,645,177       9.01663%     10.68982%
    5       107,625,000       5.96439%      8.25000%               51       57,895,895       9.31672%     10.67290%
    6       107,625,000       6.63012%      8.25000%               52       56,199,207       9.00024%     10.69316%
    7       107,625,000       5.96420%      8.25000%               53       54,553,506       9.00513%     10.68603%
    8       107,625,000       6.17123%      8.25000%               54       52,957,323       9.50000%      9.50000%
    9       107,625,000       5.96398%      8.25000%               55       51,413,385       9.10520%      9.88469%
   10       107,625,000       6.17099%      8.25000%               56       49,915,633       9.40737%      9.84328%
   11       107,625,000       5.96349%      8.24979%               57       48,462,657       9.08655%      9.89277%
   12       107,625,000       5.96130%      8.24979%               58       47,053,092       9.38873%      9.85166%
   13       107,625,000       6.16818%      8.24979%               59       45,685,530       9.07918%      9.90166%
   14       107,625,000       5.96099%      8.24980%               60       44,358,808       9.17486%      9.45053%
   15       107,625,000       6.16788%      8.24980%               61       43,072,591       9.47885%      9.89623%
   16       107,625,000       5.96071%      8.24981%               62       41,824,653       9.15502%      9.96146%
   17       107,625,000       5.96063%      8.24962%               63       40,613,832       9.45824%      9.90760%
   18       107,625,000       6.62598%      8.24959%               64       39,439,000       9.13562%      9.97319%
   19       107,625,000       5.96049%      8.24963%               65       38,299,063       9.13426%      9.98753%
   20       107,625,000       6.16743%      8.24962%               66       37,192,964      10.00000%     10.00000%
   21       107,625,000       5.96243%      8.24930%               67       36,119,674       9.20698%     10.09191%
   22       107,625,000       6.18047%      8.24929%               68       35,078,200       9.51117%     10.04210%
   23       107,625,000       6.08300%      8.24909%               69       34,067,577       9.18563%     10.10258%
   24       107,625,000       6.16793%      8.24912%               70       33,025,999       9.48956%     10.05375%
   25       107,625,000       6.38228%      9.24911%               71       31,968,191       9.17195%     10.12127%
   26       107,625,000       6.16223%      9.24916%               72       30,941,652       9.23800%     10.20363%
   27       107,625,000       6.37581%      9.24855%               73       29,945,437       9.54268%     10.15744%
   28       107,625,000       6.16461%      9.24636%               74       28,978,630       9.21544%     10.21395%
   29       107,625,000       6.21842%      9.23750%               75       28,040,341       9.51926%     10.16817%
   30       107,625,000       6.96479%      9.22466%               76       27,129,709       9.19313%     10.22485%
   31       107,625,000       6.26706%      9.22715%               77       26,245,901       9.18752%     10.23597%
   32       107,625,000       6.48388%      9.22643%               78       25,388,105      10.25686%     10.25686%
   33       107,625,000       6.26647%      9.22659%               79       24,555,539       9.22824%     10.31040%
   34       107,625,000       6.48682%      9.22279%               80       23,747,442       9.53184%     10.26761%
   35       107,625,000       6.32065%      9.17741%               81       22,963,078       9.20436%     10.32054%
   36       107,625,000       7.43914%      9.13770%               82       22,201,731       9.50743%     10.27852%
   37       107,625,000       7.69227%     10.13340%               83       21,462,709       9.18540%     10.33592%
   38       100,915,281       7.43254%     10.13739%               84       20,745,342       9.22496%     10.39277%
   39        92,308,004       7.68517%     10.13325%
   40        83,963,336       7.42703%     10.13395%
   41        78,118,848       7.45434%     10.08478%
   42        75,793,943       9.01686%     10.03196%
   43        73,549,728       8.41278%     10.04571%
   44        71,373,532       8.69487%     10.03940%
   45        69,263,253       8.40003%     10.04676%
   46        67,216,863       8.68279%     10.03841%





_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




                          Class 2-A Available Funds Rate Schedule (1)

          Available Funds   Available Funds                    Available Funds   Available Funds
 Period       Rate (%)         Rate (%)               Period       Rate (%)         Rate (%)
--------  ---------------   ---------------           ------   ---------------   ---------------
                (2)               (3)                                (2)               (3)
    1          7.000             7.000                  50          7.066            11.500
    2          6.096             8.500                  51          7.297            11.500
    3          6.299             8.500                  52          7.058            11.500
    4          6.096             8.500                  53          7.054            11.500
    5          6.097             8.500                  54          7.805            11.500
    6          6.750             8.500                  55          7.045            11.500
    7          6.096             8.500                  56          7.276            11.500
    8          6.299             8.500                  57          7.037            11.500
    9          6.096             8.500                  58          7.267            11.500
   10          6.299             8.500                  59          7.028            11.500
   11          6.096             8.500                  60          7.024            11.500
   12          6.093             8.500                  61          7.253            12.000
   13          6.296             8.500                  62          7.015            12.000
   14          6.093             8.500                  63          7.244            12.000
   15          6.296             8.500                  64          7.006            12.000
   16          6.092             8.500                  65          7.002            12.000
   17          6.092             8.500                  66          7.747            12.000
   18          6.745             8.500                  67          6.993            12.000
   19          6.092             8.500                  68          7.222            12.000
   20          6.295             8.500                  69          6.984            12.000
   21          6.093             8.500                  70          7.212            12.000
   22          6.309             8.500                  71          6.975            12.000
   23          6.239             8.500                  72          6.971            12.000
   24          6.241             8.500                  73          7.198            12.000
   25          6.450             9.500                  74          6.962            12.000
   26          6.235             9.500                  75          7.189            12.000
   27          6.441             9.500                  76          6.953            12.000
   28          6.231             9.500                  77          6.948            12.000
   29          6.230             9.500                  78          7.687            12.000
   30          6.901             9.500                  79          6.939            12.000
   31          6.232             9.500                  80          7.165            12.000
   32          6.439             9.500                  81          6.930            12.000
   33          6.231             9.500                  82          7.156            12.000
   34          6.440             9.500                  83          6.920            12.000
   35          6.284             9.500                  84          6.916            12.000
   36          7.116             9.500
   37          7.349            10.500
   38          7.109            10.500
   39          7.342            10.500
   40          7.101            10.500
   41          7.102            10.500
   42          7.590            10.500
   43          7.096            10.500
   44          7.328            10.500
   45          7.088            10.500
   46          7.320            10.500
   47          7.082            10.500
   48          7.074            10.500
   49          7.306            11.500


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.670%, 6-Month LIBOR stays at 1.980%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




                      Subordinate Available Funds Rate Schedule (1)

          Available Funds   Available Funds                    Available Funds   Available Funds
 Period       Rate (%)         Rate (%)               Period       Rate (%)         Rate (%)
--------  ---------------   ---------------           ------   ---------------   ---------------
                (2)               (3)                                (2)               (3)
    1          7.135             7.135                  50          7.207            11.500
    2          6.214             8.500                  51          7.445            11.500
    3          6.421             8.500                  52          7.202            11.500
    4          6.214             8.500                  53          7.199            11.500
    5          6.214             8.500                  54          7.967            11.884
    6          6.880             8.500                  55          7.193            11.500
    7          6.214             8.500                  56          7.430            11.500
    8          6.421             8.500                  57          7.187            11.500
    9          6.214             8.500                  58          7.424            11.500
   10          6.421             8.500                  59          7.182            11.500
   11          6.213             8.500                  60          7.179            11.500
   12          6.211             8.500                  61          7.415            12.000
   13          6.418             8.500                  62          7.173            12.000
   14          6.211             8.500                  63          7.409            12.000
   15          6.418             8.500                  64          7.167            12.000
   16          6.211             8.500                  65          7.164            12.000
   17          6.211             8.500                  66          7.928            12.324
   18          6.876             8.500                  67          7.158            12.000
   19          6.210             8.500                  68          7.393            12.000
   20          6.417             8.500                  69          7.151            12.000
   21          6.211             8.500                  70          7.387            12.000
   22          6.424             8.500                  71          7.145            12.000
   23          6.290             8.500                  72          7.142            12.000
   24          6.341             8.500                  73          7.377            12.000
   25          6.553             9.500                  74          7.136            12.000
   26          6.337             9.500                  75          7.370            12.000
   27          6.549             9.500                  76          7.129            12.000
   28          6.337             9.500                  77          7.126            12.000
   29          6.338             9.500                  78          7.886            12.106
   30          7.021             9.500                  79          7.119            12.000
   31          6.341             9.500                  80          7.353            12.000
   32          6.553             9.500                  81          7.113            12.000
   33          6.341             9.500                  82          7.346            12.000
   34          6.553             9.500                  83          7.106            12.000
   35          6.370             9.500                  84          7.103            12.000
   36          7.245             9.500
   37          7.484            10.500
   38          7.240            10.500
   39          7.479            10.500
   40          7.235            10.500
   41          7.233            10.500
   42          7.729            10.500
   43          7.228            10.500
   44          7.467            10.500
   45          7.223            10.500
   46          7.461            10.500
   47          7.219            10.500
   48          7.213            10.500
   49          7.450            11.500


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.670%, 6-Month LIBOR stays at 1.980%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.



_______________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                        Range
(As of Calculation Date)                                                                -----

Total Number of Loans                                                    1,993
Total Outstanding Balance                                         $453,823,379
Average Loan Balance                                                  $227,709   $24,700 to $853,933
WA Mortgage Rate                                                        6.931%    4.250% to 12.650%
Net WAC                                                                 6.422%    3.741% to 12.141%
ARM Characteristics
    WA Gross Margin                                                     6.258%    3.750% to 11.950%
    WA Months to First Roll                                                 33         2 to 36
    WA First Periodic Cap                                               1.725%     1.000% to 3.000%
    WA Subsequent Periodic Cap                                          1.430%     1.000% to 3.000%
    WA Lifetime Cap                                                    13.778%    10.750% to 19.500%
WA Lifetime Floor                                                       6.896%    0.500% to 12.500%
WA Original Term (months)                                                  359        180 to 360
WA Remaining Term (months)                                                 358        178 to 360
WA LTV                                                                  79.69%    31.70% to 100.00%
    Percentage of Pool with CLTV > 100%                                  0.00%
WA FICO                                                                    613

Secured by (% of pool)              1st Liens                          100.00%
                                    2nd Liens                            0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        79.60%







   Top 5             Top 5                                 Purpose                                            Orig PP
  States:            Prop:              Doc Types:          Codes            Occ Codes        Grades           Term
  -------            -----              ----------         -------           ---------        ------          -------
CA     58.91%   SFR       79.03%   FULL        50.50%  RCO       82.80%   OO       95.03%  A       81.27%   0      20.40%
FL      5.33%   PUD       11.81%   STATED      49.50%  PUR       14.64%   INV       2.82%  A-       5.55%   12      4.39%
TX      4.23%   2 FAM      4.25%                       RNC        2.57%   2H        2.15%  B        7.39%   24     10.69%
NV      3.32%   CND        3.62%                                                           C        4.68%   36     56.04%
IL      3.11%   3 FAM      0.76%                                                           C-       0.82%   60      8.49%
                                                                                           D        0.29%




_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                    Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC      TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                   $33,261,354      138       7.33      $241,024     6.922      358.15      621       80.9
2/28 LIB6M - IO              $12,813,989       44       2.82      $291,227     6.437      358.35      614       80.9
3/27 LIB6M                  $269,671,811    1,252      59.42      $215,393     7.038      358.84      610       79.6
3/27 LIB6M - IO              $69,850,160      227      15.39      $307,710     6.492      359.13      611       80.2
15Yr Fixed                    $2,153,162       16       0.47      $134,573     7.528      178.93      604       78.3
15Yr Fixed - CC                  $39,116        1       0.01       $39,116    11.250      179.00      550       80.0
30Yr Fixed                   $58,558,979      286      12.90      $204,752     7.039      358.82      623       78.5
30Yr Fixed - CC               $3,002,808       16       0.66      $187,676     8.070      358.73      620       80.9
30Yr Fixed - IO               $4,472,000       13       0.99      $344,000     6.320      358.63      625       79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                                    Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC      TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $385,597,314    1,661      84.97      $232,148     6.909      358.81      611       79.9
Fixed 180                     $2,192,277       17       0.48      $128,957     7.594      178.94      603       78.3
Fixed 360                    $66,033,788      315      14.55      $209,631     7.037      358.80      623       78.7
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                            Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC      TERM      FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $24,700        1       0.01       $24,700    11.500      360.00      519       65.0
$25,000.01 - $50,000.00       $1,174,450       27       0.26       $43,498    10.750      343.04      575       76.5
$50,000.01 - $75,000.00       $8,088,822      128       1.78       $63,194     9.039      350.50      599       78.6
$75,000.01 - $100,000.00     $13,636,926      155       3.00       $87,980     8.102      355.10      597       78.4
$100,000.01 - $150,000.00    $40,565,906      324       8.94      $125,203     7.700      357.49      604       79.2
$150,000.01 - $200,000.00    $53,785,153      303      11.85      $177,509     7.191      358.82      606       80.0
$200,000.01 - $250,000.00    $58,037,218      257      12.79      $225,826     6.916      358.85      610       79.2
$250,000.01 - $300,000.00    $71,014,139      258      15.65      $275,249     6.755      356.84      613       80.2
$300,000.01 - $350,000.00    $66,731,839      206      14.70      $323,941     6.637      358.84      621       80.4
$350,000.01 - $400,000.00    $63,561,660      169      14.01      $376,104     6.631      358.80      620       80.1
$400,000.01 - $450,000.00    $34,886,252       82       7.69      $425,442     6.467      356.73      618       78.9
$450,000.01 - $500,000.00    $27,205,088       57       5.99      $477,282     6.604      358.92      613       80.1
$500,000.01 - $550,000.00     $5,348,379       10       1.18      $534,838     6.501      359.10      619       77.8
$550,000.01 - $600,000.00     $6,268,934       11       1.38      $569,903     6.227      358.91      620       77.5
$600,000.01 - $650,000.00     $1,841,070        3       0.41      $613,690     6.957      359.00      584       77.8
$750,000.01 - $800,000.00       $798,912        1       0.18      $798,912     6.750      359.00      580       80.0
$850,000.01 - $900,000.00       $853,933        1       0.19      $853,933     8.375      358.00      600       75.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                       State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE     GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE      WAC        TERM      FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                       $1,120,123        8       0.25      $140,015     8.830      359.16      585       74.2
Alaska                          $459,786        2       0.10      $229,893     8.114      358.34      554       80.1
Arizona                       $4,810,791       32       1.06      $150,337     7.635      358.79      606       81.1
Arkansas                        $242,516        3       0.05       $80,839     9.080      358.62      607       87.7
California                  $267,338,515      938      58.91      $285,009     6.428      358.13      618       79.2
Colorado                      $3,402,029       18       0.75      $189,002     7.042      358.97      609       79.1
Connecticut                   $5,055,055       23       1.11      $219,785     7.951      358.95      590       77.5
Delaware                      $1,574,037        7       0.35      $224,862     8.024      358.99      599       81.8
Florida                      $24,166,967      136       5.33      $177,698     7.508      358.41      612       82.2
Georgia                       $6,778,991       43       1.49      $157,651     8.249      356.64      600       83.9
Hawaii                          $681,067        3       0.15      $227,022     6.656      359.26      609       77.8
Idaho                         $1,269,982        9       0.28      $141,109     7.698      359.17      585       80.3
Illinois                     $14,131,793       79       3.11      $178,883     7.714      358.60      600       79.7
Indiana                       $1,063,889        9       0.23      $118,210     8.170      359.00      587       81.7
Iowa                             $60,753        1       0.01       $60,753     7.275      359.00      645       80.0
Kansas                          $828,430        7       0.18      $118,347     7.892      359.37      678       82.6
Kentucky                        $937,485        8       0.21      $117,186     7.891      359.23      585       80.4
Louisiana                     $1,505,888       12       0.33      $125,491     8.658      358.96      585       84.7
Maine                           $493,398        3       0.11      $164,466     8.966      358.00      564       74.1
Maryland                      $7,298,252       33       1.61      $221,159     7.290      356.61      619       79.2
Massachusetts                 $3,567,622       14       0.79      $254,830     6.896      357.69      627       78.7
Michigan                      $5,392,820       35       1.19      $154,081     7.715      356.36      607       80.7
Minnesota                     $2,246,458       11       0.50      $204,223     7.980      356.33      623       79.7
Mississippi                     $772,825        7       0.17      $110,404     8.436      358.88      559       85.8
Missouri                      $4,568,358       29       1.01      $157,530     8.213      358.84      594       82.9
Nebraska                        $509,860        6       0.11       $84,977     7.678      359.12      636       80.2
Nevada                       $15,088,843       68       3.32      $221,895     7.162      357.65      600       78.2
New Hampshire                   $846,363        4       0.19      $211,591     7.284      304.91      569       72.7
New Jersey                    $6,591,942       29       1.45      $227,308     7.635      358.77      603       79.3
New Mexico                      $998,671        7       0.22      $142,667     8.406      359.09      576       81.4
New York                     $11,972,460       43       2.64      $278,429     7.653      358.21      612       77.9
North Carolina                $2,924,624       15       0.64      $194,975     7.599      351.73      617       84.0
North Dakota                    $170,876        1       0.04      $170,876     7.600      359.00      597       89.5
Ohio                          $1,247,347       13       0.27       $95,950     8.269      358.62      613       81.7
Oklahoma                      $2,143,940       24       0.47       $89,331     8.493      358.84      600       83.1
Oregon                        $2,766,436       17       0.61      $162,732     6.728      358.17      627       82.1
Pennsylvania                  $3,506,225       31       0.77      $113,104     7.748      355.23      602       78.9
Rhode Island                    $495,130        3       0.11      $165,043     7.742      358.92      615       77.7
South Carolina                $1,210,927        7       0.27      $172,990     8.724      358.91      573       79.8
Tennessee                     $1,379,834       10       0.30      $137,983     7.575      358.15      630       86.8
Texas                        $19,177,959      135       4.23      $142,059     7.913      356.65      597       80.5
Utah                          $1,448,935        8       0.32      $181,117     7.304      359.19      633       85.1
Vermont                         $136,106        1       0.03      $136,106     7.875      359.00      630       82.5
Virginia                     $11,106,998       46       2.45      $241,456     7.500      358.53      597       79.7
Washington                    $6,531,580       31       1.44      $210,696     6.992      358.86      618       80.3



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                                      State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE     GROSS      REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE      WAC       TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                   $300,882        3       0.07      $100,294     9.445      359.28      569       76.5
Wisconsin                     $2,978,754       18       0.66      $165,486     8.180      358.70      609       79.7
Wyoming                         $520,857        3       0.11      $173,619     8.201      358.94      588       81.3
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                                 Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF       AVERAGE     GROSS      REMG.                ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL       BALANCE      WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $349,698        4       0.08       $87,425     7.707      358.76      582       41.5
50.01 - 55.00                   $991,210        6       0.22      $165,202     6.846      358.77      576       53.8
55.01 - 60.00                 $2,637,312       17       0.58      $155,136     7.271      354.32      568       58.3
60.01 - 65.00                 $7,063,726       41       1.56      $172,286     7.547      358.90      555       64.1
65.01 - 70.00                $24,953,896      119       5.50      $209,697     7.069      357.84      576       68.9
70.01 - 75.00                $69,028,585      287      15.21      $240,518     6.994      357.69      590       73.9
75.01 - 80.00               $233,423,272    1,028      51.43      $227,065     6.814      357.89      614       79.5
80.01 - 85.00                $50,205,848      205      11.06      $244,907     6.910      357.90      630       84.3
85.01 - 90.00                $58,720,894      250      12.94      $234,884     7.054      358.47      645       89.6
90.01 - 95.00                 $3,596,342       18       0.79      $199,797     8.123      358.78      605       94.5
95.01 - 100.00                $2,852,596       18       0.63      $158,478     8.213      358.50      617       99.5
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                               Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF      AVERAGE      GROSS      REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL      BALANCE       WAC       TERM      FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                   $402,445        1       0.09      $402,445     4.250      359.00      516       68.9
4.501 - 5.000                   $666,065        2       0.15      $333,032     4.996      359.00      644       80.0
5.001 - 5.500                $11,560,195       39       2.55      $296,415     5.398      358.49      644       79.2
5.501 - 6.000                $70,964,156      237      15.64      $299,427     5.894      358.79      624       79.4
6.001 - 6.500               $116,522,893      416      25.68      $280,103     6.335      357.25      624       79.4
6.501 - 7.000               $106,340,216      429      23.43      $247,879     6.811      358.44      614       79.9
7.001 - 7.500                $53,569,456      252      11.80      $212,577     7.329      358.49      607       79.6
7.501 - 8.000                $37,942,480      201       8.36      $188,769     7.805      358.39      600       80.5
8.001 - 8.500                $21,519,455      129       4.74      $166,817     8.325      356.75      589       78.9
8.501 - 9.000                $14,209,554      101       3.13      $140,689     8.772      357.90      591       81.3
9.001 - 9.500                 $6,667,093       47       1.47      $141,853     9.329      356.42      573       80.2
9.501 - 10.000                $5,079,349       43       1.12      $118,124     9.776      358.96      565       80.7
10.001 - 10.500               $2,848,731       30       0.63       $94,958    10.347      353.04      557       77.4
10.501 - 11.000               $1,649,358       18       0.36       $91,631    10.812      353.63      554       82.9
11.001 - 11.500               $1,391,486       17       0.31       $81,852    11.402      342.88      538       78.0
11.501 - 12.000               $1,852,355       20       0.41       $92,618    11.848      355.21      553       79.3



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                                            Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF      AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL      BALANCE     WAC        TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                 $592,505       10       0.13       $59,250    12.354      345.56      552       81.8
12.501 - 13.000                  $45,589        1       0.01       $45,589    12.650      359.00      511       80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------


                                                  Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF      AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL      BALANCE     WAC        TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                         $358,673,092    1,589      79.03      $225,723     6.892      357.82      612       79.7
PUD                          $53,585,243      225      11.81      $238,157     7.093      358.23      609       80.7
2 FAM                        $19,275,767       80       4.25      $240,947     7.216      358.78      614       78.2
CND                          $16,423,049       76       3.62      $216,093     6.724      358.38      632       79.8
3 FAM                         $3,456,092       14       0.76      $246,864     7.442      359.00      611       73.2
4 FAM                         $1,271,304        5       0.28      $254,261     7.434      359.52      616       78.1
CNDP                          $1,138,832        4       0.25      $284,708     7.695      359.24      626       78.4
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                                     Purpose
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF      AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL      BALANCE     WAC        TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                         $375,743,936    1,637      82.80      $229,532     6.937      357.78      609       79.0
PUR                          $66,426,843      309      14.64      $214,974     6.921      358.73      636       82.9
RNC                          $11,652,600       47       2.57      $247,928     6.791      358.74      615       83.6
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                                   Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF      AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL      BALANCE     WAC        TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                          $431,260,539    1,852      95.03      $232,862     6.894      357.98      612       79.8
INV                          $12,794,794       83       2.82      $154,154     7.368      357.32      633       77.2
2H                            $9,768,047       58       2.15      $168,415     7.996      357.06      621       78.3
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                               Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF      AVERAGE    GROSS       REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL      BALANCE     WAC        TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                     $2,192,277       17       0.48      $128,957     7.594      178.94      603       78.3



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                   Aggregate

                   ARM and Fixed                $453,823,379

                                Detailed Report

                               Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                       $121,937        2       0.03       $60,968     8.413      288.26      579       78.3
301 - 360                   $451,509,165    1,974      99.49      $228,728     6.927      358.83      613       79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                     Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                        $229,159,354    1,098      50.50      $208,706     6.752      357.18      611       79.3
STATED INCOME               $224,664,025      895      49.50      $251,021     7.114      358.73      614       80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                         Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Unknown                         $126,572        1       0.03      $126,572     9.875      359.00                70.0
781 - 800                       $565,122        2       0.12      $282,561     6.639      359.00      788       84.9
741 - 760                       $455,233        2       0.10      $227,617     6.328      359.58      742       87.9
721 - 740                     $3,230,853       14       0.71      $230,775     6.204      358.50      731       85.6
701 - 720                     $3,924,970       16       0.86      $245,311     6.504      358.99      709       87.5
681 - 700                    $14,213,556       53       3.13      $268,180     6.471      357.96      688       84.7
661 - 680                    $33,553,995      143       7.39      $234,643     6.649      358.26      670       83.2
641 - 660                    $56,592,006      243      12.47      $232,889     6.729      358.80      650       81.7
621 - 640                    $88,062,004      370      19.40      $238,005     6.632      358.09      630       81.1
601 - 620                    $95,872,535      388      21.13      $247,094     6.760      357.22      611       79.4
581 - 600                    $53,915,993      235      11.88      $229,430     7.037      357.81      591       78.0
561 - 580                    $43,278,085      199       9.54      $217,478     7.182      357.94      570       77.8
541 - 560                    $32,155,146      171       7.09      $188,042     7.599      358.34      551       76.1
521 - 540                    $19,509,859       99       4.30      $197,069     8.034      356.71      533       74.6
501 - 520                     $8,199,448       56       1.81      $146,419     8.675      358.89      512       71.6
<= 500                          $168,000        1       0.04      $168,000     9.450      360.00      500       80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                                    Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
A                           $368,810,021    1,571      81.27      $234,761     6.843      358.04      619       80.4
A-                           $25,185,425      117       5.55      $215,260     7.179      358.74      591       78.3
B                            $33,527,527      164       7.39      $204,436     7.247      358.02      587       76.6



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                   Aggregate

                   ARM and Fixed                $453,823,379

                                 Detailed Report

                                                    Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
C                            $21,260,819      112       4.68      $189,829     7.593      354.84      576       74.7
C-                            $3,724,696       22       0.82      $169,304     7.028      359.12      585       75.2
D                             $1,314,891        7       0.29      $187,842     7.736      359.27      572       72.0
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                               Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $92,570,221      486      20.40      $190,474     7.771      357.75      603       79.4
12                           $19,912,668       66       4.39      $301,707     7.005      358.77      622       79.9
24                           $48,492,495      185      10.69      $262,122     6.742      358.46      613       80.1
36                          $254,336,658    1,091      56.04      $233,123     6.676      358.77      613       79.8
60                           $38,511,337      165       8.49      $233,402     6.793      351.84      627       78.8
------------------------------------------------------------------------------------------------------------------------------------
                            $453,823,379    1,993     100.00      $227,709     6.931      357.94      613       79.7
------------------------------------------------------------------------------------------------------------------------------------

                                              Range of Months to Roll                           (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                   WA          CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION        MTR         BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6                3          $195,092        2       0.05       $97,546    10.077      300.37      597       80.0
13 - 18             18          $393,975        1       0.10      $393,975     6.875      354.00      596       90.0
19 - 24             22       $45,601,837      180      11.83      $253,344     6.785      358.34      619       80.8
32 - 37             35      $339,406,409    1,478      88.02      $229,639     6.924      358.92      610       79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------

                                                Range of Margin                                 (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT      # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                $37,739,299      126       9.79      $299,518     5.814      358.95      629       78.6
5.001 - 6.000               $158,529,100      606      41.11      $261,599     6.508      358.89      616       79.4
6.001 - 7.000               $113,233,494      514      29.37      $220,299     7.165      358.73      607       80.2
7.001 - 8.000                $51,262,015      267      13.29      $191,993     7.672      358.67      603       80.9
8.001 - 9.000                $20,672,696      119       5.36      $173,720     8.262      358.82      589       80.7
9.001 - 10.000                $2,787,468       20       0.72      $139,373     9.612      358.69      565       86.1
10.001 - 11.000                 $311,250        3       0.08      $103,750    10.709      358.74      519       71.3
11.001 - 12.000                 $271,926        3       0.07       $90,642    11.585      358.56      515       80.6
------------------------------------------------------------------------------------------------------------------------------------
6.258                       $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                   Aggregate

                   ARM and Fixed                $453,823,379

                                 Detailed Report

                                              Range of Maximum Rates                            (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                   $790,065        3       0.20      $263,355     5.389      358.84      641       80.0
10.501 - 11.000                 $415,144        2       0.11      $207,572     5.841      358.00      646       80.0
11.001 - 11.500               $2,968,378        9       0.77      $329,820     5.523      358.24      618       78.1
11.501 - 12.000               $8,415,067       29       2.18      $290,175     5.869      357.98      638       79.7
12.001 - 12.500              $16,179,395       62       4.20      $260,958     5.761      358.41      639       79.6
12.501 - 13.000              $70,809,888      246      18.36      $287,845     6.035      358.79      622       79.8
13.001 - 13.500              $92,231,651      340      23.92      $271,270     6.431      358.96      620       79.8
13.501 - 14.000              $82,110,519      336      21.29      $244,377     6.881      358.95      608       79.8
14.001 - 14.500              $42,008,457      195      10.89      $215,428     7.413      358.88      603       79.5
14.501 - 15.000              $28,921,331      152       7.50      $190,272     7.855      358.80      594       80.5
15.001 - 15.500              $16,151,814       92       4.19      $175,563     8.357      358.69      587       79.2
15.501 - 16.000              $10,390,453       70       2.69      $148,435     8.819      358.83      591       83.0
16.001 - 16.500               $5,439,715       36       1.41      $151,103     9.303      358.03      575       80.1
16.501 - 17.000               $3,366,938       31       0.87      $108,611     9.845      359.30      566       79.5
17.001 - 17.500               $2,620,994       25       0.68      $104,840    10.304      358.92      558       77.1
17.501 - 18.000                 $976,728        8       0.25      $122,091    10.802      359.14      549       85.1
18.001 - 18.500                 $632,346        7       0.16       $90,335    11.422      358.92      547       77.4
18.501 - 19.000               $1,530,996       14       0.40      $109,357    11.876      354.50      553       79.5
19.001 - 19.500                 $427,498        7       0.11       $61,071    12.350      359.10      544       82.4
------------------------------------------------------------------------------------------------------------------------------------
13.778                      $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------


                                           Initial Periodic Rate Cap                            (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                 BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                         $3,234,819       14       0.84      $231,058     6.867      358.18      617       79.3
1.500                       $320,446,821    1,368      83.10      $234,245     6.910      358.98      610       79.6
2.000                         $4,605,250       20       1.19      $230,262     6.833      358.13      620       81.9
3.000                        $57,310,424      259      14.86      $221,276     6.914      357.95      618       80.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------

                                        Subsequent Periodic Rate Cap                            (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                 BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                        $54,963,882      248      14.25      $221,629     6.949      358.10      616       80.8
1.500                       $330,316,122    1,412      85.66      $233,935     6.904      358.93      610       79.7
3.000                           $317,309        1       0.08      $317,309     5.550      358.00      611       69.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------






_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                   Aggregate

                   ARM and Fixed                $453,823,379

                                 Detailed Report

                                          Range of Lifetime Rate Floor                          (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 1.000                        $163,231        1       0.04      $163,231     6.990      358.00      598       74.3
4.001 - 5.000                 $1,644,138        5       0.43      $328,828     5.455      358.65      595       73.0
5.001 - 6.000                $79,152,164      266      20.53      $297,565     5.834      358.76      626       79.5
6.001 - 7.000               $180,231,721      692      46.74      $260,450     6.578      358.90      617       79.9
7.001 - 8.000                $78,011,798      377      20.23      $206,928     7.534      358.80      602       80.0
8.001 - 9.000                $29,929,492      182       7.76      $164,448     8.472      358.76      588       80.3
9.001 - 10.000               $10,491,097       78       2.72      $134,501     9.457      358.43      569       80.6
> 10.000                      $5,973,672       60       1.55       $99,561    11.080      357.90      555       79.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------


                                             Next Interest Adjustment Date                      (Excludes 332 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
11/04                           $115,562        1       0.03      $115,562    11.850      302.00      612       80.0
12/04                            $79,531        1       0.02       $79,531     7.500      298.00      576       80.0
03/06                           $393,975        1       0.10      $393,975     6.875      354.00      596       90.0
04/06                           $358,522        1       0.09      $358,522     7.050      355.00      548       80.0
05/06                         $1,977,761        7       0.51      $282,537     6.135      356.00      646       80.7
06/06                         $7,616,682       29       1.98      $262,644     6.324      357.00      625       81.3
07/06                        $14,575,312       61       3.78      $238,940     6.817      358.00      619       81.2
08/06                        $13,969,579       59       3.62      $236,773     6.991      359.01      622       80.8
09/06                         $7,103,981       23       1.84      $308,869     6.978      360.00      605       79.4
05/07                         $1,312,768        5       0.34      $262,554     6.673      356.00      632       77.8
06/07                         $6,868,675       31       1.78      $221,570     7.004      357.01      597       78.8
07/07                        $81,148,427      361      21.04      $224,788     6.974      358.00      616       80.4
08/07                       $180,283,323      783      46.75      $230,247     6.957      359.00      608       79.8
09/07                        $69,793,216      298      18.10      $234,205     6.777      360.00      609       78.9
------------------------------------------------------------------------------------------------------------------------------------
                            $385,597,314    1,661     100.00      $232,148     6.909      358.81      611       79.9
------------------------------------------------------------------------------------------------------------------------------------









_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                        Range
(As of Calculation Date)                                                                -----

Total Number of Loans                                                      774
Total Outstanding Balance                                         $222,727,835
Average Loan Balance                                                  $287,762   $37,588 to $853,933
WA Mortgage Rate                                                        6.809%    4.250% to 12.500%
Net WAC                                                                 6.300%    3.741% to 11.991%
ARM Characteristics
    WA Gross Margin                                                     6.308%    4.000% to 11.950%
    WA Months to First Roll                                                 33         2 to 36
    WA First Periodic Cap                                               1.776%     1.000% to 3.000%
    WA Subsequent Periodic Cap                                          1.413%     1.000% to 3.000%
    WA Lifetime Cap                                                    13.648%    11.150% to 19.500%
WA Lifetime Floor                                                       6.793%    4.250% to 12.500%
WA Original Term (months)                                                  358        180 to 360
WA Remaining Term (months)                                                 357        178 to 360
WA LTV                                                                  79.57%    31.70% to 100.00%
    Percentage of Pool with CLTV > 100%                                  0.00%
WA FICO                                                                    614

Secured by (% of pool)              1st Liens                          100.00%
                                    2nd Liens                            0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        83.76%


   Top 5            Top 5                             Purpose                                       Orig PP
  States:           Prop:          Doc Types:          Codes         Occ Codes       Grades           Term
  -------           -----          ----------         -------        ---------       ------         -------
CA     67.40%   SFR     82.19%   STATED    50.19%  RCO     82.07%  OO      95.73%  A      83.78%  0      16.24%
FL      4.11%   PUD     12.35%   FULL      49.81%  PUR     14.63%  INV      2.58%  A-      4.75%  12      4.77%
TX      3.53%   CND      3.16%                     RNC      3.30%  2H       1.68%  B       6.12%  24     11.93%
VA      3.10%   2 FAM    1.75%                                                     C       4.60%  36     49.77%
IL      2.08%   CNDP     0.29%                                                     C-      0.58%  60     17.29%
                                                                                   D       0.17%



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-1

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                 Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                   $17,687,059       62       7.94      $285,275     6.879      357.75      623       80.4
2/28 LIB6M - IO               $7,825,529       22       3.51      $355,706     6.314      358.17      619       80.6
3/27 LIB6M                  $105,249,572      365      47.25      $288,355     6.957      358.66      608       79.6
3/27 LIB6M - IO              $43,326,034      117      19.45      $370,308     6.499      359.06      610       79.8
15Yr Fixed                    $2,016,512       14       0.91      $144,037     7.277      178.86      608       78.4
15Yr Fixed - CC                  $39,116        1       0.02       $39,116    11.250      179.00      550       80.0
30Yr Fixed                   $40,480,304      173      18.17      $233,990     6.817      358.82      627       78.5
30Yr Fixed - CC               $1,631,709        7       0.73      $233,101     7.522      358.62      630       82.5
30Yr Fixed - IO               $4,472,000       13       2.01      $344,000     6.320      358.63      625       79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------


                                                 Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                     $174,088,194      566      78.16      $307,576     6.806      358.64      611       79.8
Fixed 180                     $2,055,627       15       0.92      $137,042     7.353      178.86      607       78.4
Fixed 360                    $46,584,014      193      20.92      $241,368     6.794      358.80      627       78.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------


                                          Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00         $537,814       12       0.24       $44,818    10.688      323.97      577       74.4
$50,000.01 - $75,000.00       $2,711,470       43       1.22       $63,057     9.299      337.27      588       77.8
$75,000.01 - $100,000.00      $4,204,330       48       1.89       $87,590     8.400      350.01      591       80.0
$100,000.01 - $150,000.00    $10,019,008       82       4.50      $122,183     7.955      353.14      598       78.1
$150,000.01 - $200,000.00    $12,135,754       69       5.45      $175,880     7.718      358.53      600       81.2
$200,000.01 - $250,000.00    $12,299,704       54       5.52      $227,772     6.946      358.45      612       78.0
$250,000.01 - $300,000.00    $15,683,964       57       7.04      $275,157     6.847      349.43      604       78.7
$300,000.01 - $350,000.00    $30,090,135       90      13.51      $334,335     6.625      358.68      624       80.7
$350,000.01 - $400,000.00    $58,726,769      156      26.37      $376,454     6.590      358.79      619       80.2
$400,000.01 - $450,000.00    $34,470,569       81      15.48      $425,563     6.456      356.70      618       78.9
$450,000.01 - $500,000.00    $26,737,088       56      12.00      $477,448     6.581      358.90      613       80.1
$500,000.01 - $550,000.00     $5,348,379       10       2.40      $534,838     6.501      359.10      619       77.8
$550,000.01 - $600,000.00     $6,268,934       11       2.81      $569,903     6.227      358.91      620       77.5
$600,000.01 - $650,000.00     $1,841,070        3       0.83      $613,690     6.957      359.00      584       77.8
$750,000.01 - $800,000.00       $798,912        1       0.36      $798,912     6.750      359.00      580       80.0
$850,000.01 - $900,000.00       $853,933        1       0.38      $853,933     8.375      358.00      600       75.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-2

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------


                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                    State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                         $800,638        5       0.36      $160,128     9.253      359.28      580       72.9
Alaska                          $154,641        1       0.07      $154,641     9.325      359.00      537       80.2
Arizona                       $1,625,697       10       0.73      $162,570     7.793      358.26      612       80.2
Arkansas                         $91,706        1       0.04       $91,706     9.325      358.00      579       90.0
California                  $150,124,968      432      67.40      $347,511     6.369      357.48      620       79.2
Colorado                        $863,782        3       0.39      $287,927     7.719      359.56      586       75.3
Connecticut                   $2,382,877        7       1.07      $340,411     7.511      358.76      584       78.0
Florida                       $9,157,374       48       4.11      $190,779     7.479      357.55      611       80.6
Georgia                       $3,556,159       19       1.60      $187,166     8.530      358.89      591       85.0
Hawaii                          $248,736        1       0.11      $248,736     7.000      359.00      611       77.8
Idaho                           $405,600        1       0.18      $405,600     6.990      359.00      607       80.0
Illinois                      $4,626,249       22       2.08      $210,284     8.241      357.70      591       81.8
Indiana                         $683,072        5       0.31      $136,614     8.403      358.78      563       83.6
Iowa                             $60,753        1       0.03       $60,753     7.275      359.00      645       80.0
Kansas                           $73,000        1       0.03       $73,000     9.875      360.00      618       94.8
Kentucky                        $543,680        5       0.24      $108,736     8.416      359.22      564       80.9
Louisiana                       $736,070        5       0.33      $147,214     8.550      358.65      585       84.6
Maine                           $288,674        2       0.13      $144,337     9.650      358.00      578       77.9
Maryland                      $3,111,454       12       1.40      $259,288     7.301      353.91      611       77.5
Massachusetts                   $977,084        4       0.44      $244,271     6.854      354.53      620       80.7
Michigan                      $2,890,040       14       1.30      $206,431     7.627      354.13      606       81.1
Minnesota                       $867,319        3       0.39      $289,106     7.886      351.87      648       78.9
Mississippi                     $218,900        2       0.10      $109,450    10.065      360.00      567       85.9
Missouri                      $3,137,143       18       1.41      $174,286     8.202      358.75      586       83.1
Nebraska                         $92,000        1       0.04       $92,000     7.500      360.00      666       80.0
Nevada                        $4,233,191       16       1.90      $264,574     7.419      355.16      593       77.8
New Hampshire                   $406,175        2       0.18      $203,087     6.657      246.29      582       71.1
New Jersey                    $1,950,905        6       0.88      $325,151     6.892      359.01      628       82.5
New Mexico                      $412,666        3       0.19      $137,555     9.441      359.41      546       84.3
New York                      $4,246,962       12       1.91      $353,914     7.807      356.57      600       78.8
North Carolina                $1,250,993        4       0.56      $312,748     6.447      342.06      632       80.6
Ohio                            $375,274        4       0.17       $93,818    10.350      358.92      531       82.4
Oklahoma                        $853,295        8       0.38      $106,662     8.887      358.82      607       85.1
Oregon                          $754,801        4       0.34      $188,700     6.663      355.88      617       86.9
Pennsylvania                  $1,038,591        9       0.47      $115,399     7.358      346.78      601       75.2
South Carolina                   $75,953        1       0.03       $75,953     8.350      359.00      584       80.0
Tennessee                       $113,712        2       0.05       $56,856    10.329      357.93      591       72.8
Texas                         $7,869,156       37       3.53      $212,680     7.719      354.46      605       80.9
Virginia                      $6,907,397       24       3.10      $287,808     7.511      358.35      591       80.2
Washington                    $3,392,508       13       1.52      $260,962     7.163      358.64      616       78.3
Wisconsin                       $752,285        4       0.34      $188,071     7.959      358.23      597       76.8
Wyoming                         $376,357        2       0.17      $188,179     7.558      358.53      612       79.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-3

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                            Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $157,881        2       0.07       $78,940     7.421      359.00      617       36.9
50.01 - 55.00                    $55,000        1       0.02       $55,000     7.875      360.00      513       55.0
55.01 - 60.00                 $1,441,828        8       0.65      $180,229     7.170      350.33      569       58.0
60.01 - 65.00                 $2,290,721       12       1.03      $190,893     7.759      358.67      548       63.7
65.01 - 70.00                $12,471,736       48       5.60      $259,828     6.806      356.67      582       68.9
70.01 - 75.00                $38,941,201      132      17.48      $295,009     6.891      357.13      594       73.9
75.01 - 80.00               $112,440,942      379      50.48      $296,678     6.678      356.79      616       79.5
80.01 - 85.00                $24,815,579       80      11.14      $310,195     6.812      356.92      630       84.3
85.01 - 90.00                $26,785,174       94      12.03      $284,949     6.932      358.06      641       89.6
90.01 - 95.00                 $2,245,190       11       1.01      $204,108     8.492      358.76      611       94.7
95.01 - 100.00                $1,082,583        7       0.49      $154,655     8.184      358.39      624       98.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                        Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                   $402,445        1       0.18      $402,445     4.250      359.00      516       68.9
4.501 - 5.000                   $388,000        1       0.17      $388,000     5.000      359.00      619       80.0
5.001 - 5.500                 $7,892,747       21       3.54      $375,845     5.392      358.30      643       79.0
5.501 - 6.000                $40,226,404      109      18.06      $369,050     5.896      358.67      621       79.4
6.001 - 6.500                $65,486,348      189      29.40      $346,489     6.339      355.86      625       79.3
6.501 - 7.000                $51,714,799      160      23.22      $323,217     6.811      357.94      616       79.9
7.001 - 7.500                $18,606,509       69       8.35      $269,660     7.303      357.60      604       79.5
7.501 - 8.000                $12,189,553       50       5.47      $243,791     7.797      357.44      603       79.9
8.001 - 8.500                 $9,908,752       53       4.45      $186,958     8.315      354.24      590       78.8
8.501 - 9.000                 $5,740,709       40       2.58      $143,518     8.770      356.49      579       82.5
9.001 - 9.500                 $4,443,893       28       2.00      $158,710     9.345      355.29      573       80.4
9.501 - 10.000                $2,284,546       17       1.03      $134,385     9.764      358.92      559       83.5
10.001 - 10.500               $1,067,866       11       0.48       $97,079    10.256      343.05      552       76.3
10.501 - 11.000                 $740,213        7       0.33      $105,745    10.754      359.23      529       79.5
11.001 - 11.500                 $589,538        7       0.26       $84,220    11.445      347.06      531       78.3
11.501 - 12.000                 $806,526        7       0.36      $115,218    11.862      350.48      552       81.6
12.001 - 12.500                 $238,987        4       0.11       $59,747    12.405      325.50      573       80.1
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                                Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                         $183,056,761      638      82.19      $286,923     6.771      356.79      614       79.4
PUD                          $27,503,579       90      12.35      $305,595     6.999      357.76      606       80.8



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-4

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                                    Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
CND                           $7,039,060       26       3.16      $270,733     6.652      358.89      631       79.8
2 FAM                         $3,896,873       14       1.75      $278,348     7.208      358.31      617       78.0
CNDP                            $653,281        2       0.29      $326,641     7.809      359.47      634       80.0
3 FAM                           $511,952        3       0.23      $170,651     7.691      358.22      634       72.5
4 FAM                            $66,329        1       0.03       $66,329     9.125      358.00      650       80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                                   Purpose
------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                 BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                         $182,792,170      643      82.07      $284,280     6.824      356.67      610       78.9
PUR                          $32,595,511      107      14.63      $304,631     6.705      358.60      637       83.0
RNC                           $7,340,154       24       3.30      $305,840     6.885      358.72      611       82.4
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                                  Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                 BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                          $213,222,131      727      95.73      $293,290     6.781      357.11      614       79.7
INV                           $5,754,991       29       2.58      $198,448     7.096      355.42      636       78.1
2H                            $3,750,713       18       1.68      $208,373     7.916      354.33      606       76.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                               Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                 BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                     $2,055,627       15       0.92      $137,042     7.353      178.86      607       78.4
181 - 300                       $121,937        2       0.05       $60,968     8.413      288.26      579       78.3
301 - 360                   $220,550,271      757      99.02      $291,348     6.803      358.72      614       79.6
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                     Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                 BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
STATED INCOME               $111,779,988      372      50.19      $300,484     7.046      358.53      614       79.9
FULL                        $110,947,847      402      49.81      $275,990     6.570      355.49      614       79.3



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-5

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                     Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                         Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                        $95,233        1       0.04       $95,233     7.000      358.00      745       80.0
721 - 740                       $972,799        4       0.44      $243,200     6.512      358.58      734       84.9
701 - 720                     $1,389,224        5       0.62      $277,845     6.404      358.64      710       86.5
681 - 700                     $8,839,895       26       3.97      $339,996     6.274      357.37      687       83.7
661 - 680                    $15,573,180       51       6.99      $305,356     6.449      357.71      670       82.9
641 - 660                    $29,392,040       95      13.20      $309,390     6.586      358.69      650       81.4
621 - 640                    $44,164,079      140      19.83      $315,458     6.497      357.25      630       80.8
601 - 620                    $47,875,662      152      21.50      $314,971     6.699      355.47      611       78.9
581 - 600                    $28,253,879      104      12.69      $271,672     6.945      356.67      591       78.3
561 - 580                    $21,926,092       84       9.84      $261,025     7.112      356.98      570       77.9
541 - 560                    $11,782,571       52       5.29      $226,588     7.486      357.18      551       76.4
521 - 540                     $8,019,430       33       3.60      $243,013     8.152      356.75      533       74.9
501 - 520                     $4,275,751       26       1.92      $164,452     8.448      358.66      513       72.1
<= 500                          $168,000        1       0.08      $168,000     9.450      360.00      500       80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                                    Grade
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
A                           $186,592,426      624      83.78      $299,026     6.741      357.23      619       80.0
A-                           $10,583,213       39       4.75      $271,364     6.903      358.38      591       78.8
B                            $13,626,802       57       6.12      $239,067     7.155      356.70      598       76.8
C                            $10,250,110       46       4.60      $222,828     7.471      351.82      579       76.4
C-                            $1,291,284        7       0.58      $184,469     6.915      358.72      579       75.0
D                               $384,000        1       0.17      $384,000     6.650      359.00      652       80.0
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                               Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $36,174,779      140      16.24      $258,391     7.673      356.53      602       79.8
12                           $10,613,021       28       4.77      $379,036     6.936      358.47      620       79.6
24                           $26,569,149       82      11.93      $324,014     6.602      358.31      618       79.8



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-6

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------




                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                     Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
36                          $110,859,549      359      49.77      $308,801     6.569      358.52      612       79.7
60                           $38,511,337      165      17.29      $233,402     6.793      351.84      627       78.8
------------------------------------------------------------------------------------------------------------------------------------
                            $222,727,835      774     100.00      $287,762     6.809      357.02      614       79.6
------------------------------------------------------------------------------------------------------------------------------------

                                          Range of Months to Roll                               (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                    WA         CURRENT        # OF      % OF        AVERAGE      GROSS      REMG.                 ORIG
DESCRIPTION        MTR         BALANCE        LOAN      TOTAL       BALANCE       WAC       TERM       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6                3          $195,092         2      0.11        $97,546    10.077     300.37       597       80.0
13 - 18             18          $393,975         1      0.23       $393,975     6.875     354.00       596       90.0
19 - 24             22       $25,039,082        82     14.38       $305,355     6.700     358.13       623       80.3
32 - 37             35      $148,460,044       481     85.28       $308,649     6.819     358.82       609       79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194       566    100.00       $307,576     6.806     358.64       611       79.8
------------------------------------------------------------------------------------------------------------------------------------

                                                   Range of Margin                              (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                   $388,000        1       0.22      $388,000     5.000      359.00      619       80.0
4.001 - 5.000                $20,519,699       51      11.79      $402,347     5.791      358.91      625       78.5
5.001 - 6.000                $73,638,824      196      42.30      $375,708     6.386      358.75      616       79.3
6.001 - 7.000                $39,715,010      119      22.81      $333,740     6.876      358.30      610       80.8
7.001 - 8.000                $15,783,319       54       9.07      $292,284     7.392      358.40      606       79.4
8.001 - 9.000                $20,672,696      119      11.87      $173,720     8.262      358.82      589       80.7
9.001 - 10.000                $2,787,468       20       1.60      $139,373     9.612      358.69      565       86.1
10.001 - 11.000                 $311,250        3       0.18      $103,750    10.709      358.74      519       71.3
11.001 - 12.000                 $271,926        3       0.16       $90,642    11.585      358.56      515       80.6
------------------------------------------------------------------------------------------------------------------------------------
6.308                       $174,088,194      566     100.00      $307,576     6.806      358.64      611       79.8
------------------------------------------------------------------------------------------------------------------------------------

                                               Range of Maximum Rates                           (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT        # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE        LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500               $2,500,594        7       1.44      $357,228     5.385      358.21      628       77.5
11.501 - 12.000               $5,655,700       17       3.25      $332,688     5.906      357.91      633       80.0
12.001 - 12.500               $9,424,979       29       5.41      $324,999     5.727      358.18      638       79.9
12.501 - 13.000              $36,648,471      100      21.05      $366,485     6.009      358.65      619       79.6
13.001 - 13.500              $42,430,487      118      24.37      $359,580     6.417      358.91      619       79.4
13.501 - 14.000              $36,837,232      108      21.16      $341,085     6.893      358.94      608       79.8
14.001 - 14.500              $14,528,660       51       8.35      $284,876     7.513      358.52      598       80.2



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-7

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                             Range of Maximum Rates                             (Excludes 208 Fixed Rate Mortgages)
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000               $8,264,554       32       4.75      $258,267     7.941      358.45      590       80.2
15.001 - 15.500               $6,640,322       30       3.81      $221,344     8.350      358.44      590       79.5
15.501 - 16.000               $3,739,675       22       2.15      $169,985     8.919      358.63      575       85.6
16.001 - 16.500               $3,825,292       23       2.20      $166,317     9.309      357.74      575       80.0
16.501 - 17.000               $1,219,279       10       0.70      $121,928     9.913      359.49      554       80.0
17.001 - 17.500                 $788,093        8       0.45       $98,512    10.267      359.21      558       76.3
17.501 - 18.000                 $450,233        3       0.26      $150,078    10.726      359.44      523       81.0
18.001 - 18.500                 $354,836        2       0.20      $177,418    11.471      359.00      521       77.9
18.501 - 19.000                 $705,807        5       0.41      $141,161    11.878      349.50      546       81.9
19.001 - 19.500                  $73,981        1       0.04       $73,981    12.500      359.00      569       80.0
------------------------------------------------------------------------------------------------------------------------------------
13.648                      $174,088,194      566     100.00      $307,576     6.806      358.64      611       79.8
------------------------------------------------------------------------------------------------------------------------------------

                                          Initial Periodic Rate Cap                             (Excludes 208 Fixed Rate Mortgages)
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                         $1,272,154        4       0.73      $318,038     6.807      358.00      630       79.5
1.500                       $138,545,123      419      79.58      $330,657     6.767      358.89      609       79.6
2.000                         $2,803,701       12       1.61      $233,642     7.164      358.07      613       83.8
3.000                        $31,467,216      131      18.08      $240,208     6.947      357.65      614       80.2
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194      566     100.00      $307,576     6.806      358.64      611       79.8
------------------------------------------------------------------------------------------------------------------------------------

                                        Subsequent Periodic Rate Cap                            (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                        $31,212,099      129      17.93      $241,954     6.994      357.93      614       80.4
1.500                       $142,558,786      436      81.89      $326,970     6.768      358.80      610       79.7
3.000                           $317,309        1       0.18      $317,309     5.550      358.00      611       69.9
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194      566     100.00      $307,576     6.806      358.64      611       79.8
------------------------------------------------------------------------------------------------------------------------------------

                                        Range of Lifetime Rate Floor                            (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                 $1,066,073        3       0.61      $355,358     5.493      358.74      570       71.9
5.001 - 6.000                $44,858,695      120      25.77      $373,822     5.820      358.61      623       79.4
6.001 - 7.000                $82,523,918      233      47.40      $354,180     6.575      358.84      617       79.8
7.001 - 8.000                $23,769,285       80      13.65      $297,116     7.507      358.45      600       80.0
8.001 - 9.000                $13,276,225       70       7.63      $189,660     8.414      358.57      583       80.7



                                   Range of Lifetime Rate Floor (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC      TERM      FICO     LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000               $1,066,073         3        0.61       $355,358      5.493     358.74    570     71.9
5.001 - 6.000              $44,858,695       120       25.77       $373,822      5.820     358.61    623     79.4
6.001 - 7.000              $82,523,918       233       47.40       $354,180      6.575     358.84    617     79.8
7.001 - 8.000              $23,769,285        80       13.65       $297,116      7.507     358.45    600     80.0
8.001 - 9.000              $13,276,225        70        7.63       $189,660      8.414     358.57    583     80.7



_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      2-8

       [LOGO]Countrywide(R)                                                            Computational Materials for
-------------------------------------                         Countrywide Asset-Backed Certificates, Series 2004-8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------



                                    Group 2

                  ARM and Fixed                 $222,727,835

                                Detailed Report

                                   Range of Lifetime Rate Floor (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                $6,221,341       41       3.57      $151,740     9.462      358.12      568       81.2
> 10.000                      $2,372,657       19       1.36      $124,877    11.100      356.33      543       79.7
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194      566     100.00      $307,576     6.806      358.64      611       79.8
------------------------------------------------------------------------------------------------------------------------------------

                                   Next Interest Adjustment Date (Excludes 208 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF       % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE       LOAN      TOTAL       BALANCE        WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
36                          $110,859,549      359      49.77      $308,801     6.569      358.52      612       79.7
11/04                           $115,562        1       0.07      $115,562    11.850      302.00      612       80.0
12/04                            $79,531        1       0.05       $79,531     7.500      298.00      576       80.0
03/06                           $393,975        1       0.23      $393,975     6.875      354.00      596       90.0
04/06                           $358,522        1       0.21      $358,522     7.050      355.00      548       80.0
05/06                         $1,772,066        6       1.02      $295,344     5.914      356.00      656       81.3
06/06                         $5,789,573       18       3.33      $321,643     6.251      357.00      625       80.4
07/06                         $7,175,899       26       4.12      $275,996     6.829      358.00      624       80.5
08/06                         $6,156,322       21       3.54      $293,158     7.065      359.00      619       81.0
09/06                         $3,786,700       10       2.18      $378,670     6.886      360.00      613       78.2
05/07                           $841,956        3       0.48      $280,652     6.677      356.00      634       75.4
06/07                         $4,997,934       23       2.87      $217,301     6.848      357.02      591       79.0
07/07                        $42,981,374      155      24.69      $277,299     6.917      358.00      614       80.1
08/07                        $71,364,859      217      40.99      $328,870     6.826      359.00      607       80.0
09/07                        $28,273,921       83      16.24      $340,650     6.655      360.00      607       78.6
------------------------------------------------------------------------------------------------------------------------------------
                            $174,088,194      566     100.00      $307,576     6.806      358.64      611       79.8
------------------------------------------------------------------------------------------------------------------------------------

















_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-9